       As filed with the Securities and Exchange Commission on February 11, 2005
                                               Securities Act File No. 333-05173
                                        Investment Company Act File No. 811-7651

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

             Registration Statement Under The Securities Act of 1933         [X]

                           Pre-Effective Amendment No.                       [ ]

                         Post-Effective Amendment No. 23                     [X]

                                       and/or

         Registration Statement Under The Investment Company Act of 1940     [X]

                                Amendment No. 24
                        (Check appropriate box or boxes)                     [X]

                          ING VARIABLE PORTFOLIOS, INC.
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive offices)
        Registrant's Telephone Number, Including Area Code: (800)992-0180

        G. Stephen Wastek, Esq.                              With copies to:
         ING Investments, LLC                             Philip H. Newman, Esq.
     7337 E. Doubletree Ranch Road                        Goodwin Procter, LLP
         Scottsdale, AZ 85258                                Exchange Place
(Name and Address of Agent for Service)                      53 State Street
                                                            Boston, MA 02109

                                   ----------

              It is proposed that this filing will become effective
                            (check appropriate box):

[ ]  Immediately upon filing pursuant   [X]  On April, 12, 2005 pursuant to
     to paragraph (b)                        paragraph (a)(1)

[ ]  On (date) pursuant to paragraph    [ ]  75 days after filing pursuant to
    (b)                                      paragraph (a)(2)

[ ]  60 days after filing pursuant to   [ ]  on (date), pursuant to paragraph
     paragraph (a)(1)                        (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                          ING VARIABLE PORTFOLIOS, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

-    Cover Sheet

-    Contents of Registration Statement

-    Supplement dated May 1, 2005

-    ADV Class Prospectus

-    Class I Prospectus

-    Class S Prospectus

- Statement of Additional Information for ADV Class, Class I, and Class S shares

-    Part C

-    Signature Page

                          SUPPLEMENT DATED MAY 1, 2005
                         TO THE CURRENT PROSPECTUSES OF
ING GET FUND, ING SERIES FUND, INC., ING STRATEGIC ALLOCATION PORTFOLIOS, INC., ING VARIABLE FUNDS, ING VARIABLE PORTFOLIOS, INC., ING VP BALANCED PORTFOLIO, INC., ING VP INTERMEDIATE BOND PORTFOLIO AND ING VP MONEY MARKET PORTFOLIO,
                               (THE "REGISTRANTS")

The following is added to the current Prospectus(es) of each of the above listed Registrants;

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

     - ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

     - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

     - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

     - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

     - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

     - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

     - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

     - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

     - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

       PROSPECTUS

[COMPASS PHOTO]
       April 30, 2005

       Adviser Class
                                                 ING VARIABLE PRODUCT FUNDS
                                                 DOMESTIC EQUITY AND INCOME
                                                 PORTFOLIOS
                                                 ING VP Balanced Portfolio
                                                 ING VP Growth and Income
                                                 Portfolio
                                                 DOMESTIC EQUITY GROWTH
                                                 PORTFOLIO
                                                 ING VP Growth Portfolio
                                                 DOMESTIC EQUITY VALUE PORTFOLIO
                                                 ING VP Value Opportunity
                                                 Portfolio
                                                 FIXED INCOME PORTFOLIO
                                                 ING VP Intermediate Bond
                                                 Portfolio
                                                 INTERNATIONAL EQUITY PORTFOLIO
                                                 ING VP International Equity
                                                 Portfolio
                                                 STRATEGIC ALLOCATION PORTFOLIOS
                                                 ING VP Strategic Allocation
                                                 Balanced Portfolio
                                                 ING VP Strategic Allocation
                                                 Growth Portfolio
                                                 ING VP Strategic Allocation
                                                 Income Portfolio

       This Prospectus contains
       important information about
       investing in Adviser Class
       shares of certain ING
       Portfolios. You should read it
       carefully before you invest,
       and keep it for future
       reference. Please note that
       your investment: is not a bank
       deposit, is not insured or
       guaranteed by the Federal
       Deposit Insurance Corporation
       ("FDIC"), the Federal Reserve
       Board or any other government
       agency; and is affected by
       market fluctuations. There is
       no guarantee that the
       Portfolios will achieve their
       investment objectives. As with
       all mutual funds, the U.S.
       Securities and Exchange
       Commission ("SEC") has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




These pages contain a description of each of our Portfolios included in this Prospectus, including each Portfolio's investment objective, investment strategy and risks.

[MONEY GRAPHIC]
         HOW THE
         PORTFOLIO HAS
         PERFORMED



You'll also find:

HOW THE PORTFOLIO HAS PERFORMED. A chart that shows each Portfolio's financial performance for the past ten years (or since inception, if shorter).

[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



Each Portfolio is intended to be the funding vehicle for variable annuity contracts, variable life insurance policies and pension plans to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").
Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of each Portfolio. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy holders. SHARES OF THE PORTFOLIOS ARE NOT OFFERED DIRECTLY TO THE GENERAL PUBLIC.

WHAT YOU PAY TO INVEST.
Information about the Portfolios' management fees and expenses the Portfolios pay. You'll find further details about the fees associated with your annuity contract or life insurance policy in the accompanying product prospectus or offering memorandum. Please read these documents carefully and keep them for future reference.

    INTRODUCTION TO THE PORTFOLIOS                           1
    PORTFOLIOS AT A GLANCE                                   2
    DOMESTIC EQUITY AND INCOME PORTFOLIOS
    ING VP Balanced Portfolio                                4
    ING VP Growth and Income Portfolio                       6



    DOMESTIC EQUITY GROWTH PORTFOLIO
    ING VP Growth Portfolio                                  8
    DOMESTIC EQUITY VALUE PORTFOLIO
    ING VP Value Opportunity Portfolio                      10



    FIXED INCOME PORTFOLIO
    ING VP Intermediate Bond Portfolio                      12
    GLOBAL AND INTERNATIONAL EQUITY PORTFOLIO
    ING VP International Equity Portfolio                   14



    STRATEGIC ALLOCATION PORTFOLIOS                         16
    ING VP Strategic Allocation Balanced Portfolio          20
    ING VP Strategic Allocation Growth Portfolio            21
    ING VP Strategic Allocation Income Portfolio            22

    WHAT YOU PAY TO INVEST                                  24
    INFORMATION FOR INVESTORS                               26
    MANAGEMENT OF THE PORTFOLIOS                            28
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      30
    MORE INFORMATION ABOUT RISKS                            31
    FINANCIAL HIGHLIGHTS                                    36
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                  INTRODUCTION TO THE PORTFOLIOS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All Portfolios have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Portfolios. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.


                     [TELEPHONE GRAPHIC]

 If you have any questions about the Portfolios, please call your investment professional or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY AND INCOME PORTFOLIOS

  ING's Domestic Equity and Income Portfolios seek income and growth of capital.

  They may suit you if you:

  - want both regular income and the potential for capital appreciation; and
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth, Domestic Equity Index or Domestic Equity Value Portfolios.

DOMESTIC EQUITY GROWTH PORTFOLIO

  ING VP Growth Portfolio seeks long-term growth by investing primarily in domestic equities.

  It may suit you if you:

  - are investing for the long-term -- at least several years; and

  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY VALUE PORTFOLIO

  ING VP Value Opportunity Portfolio seeks capital appreciation.

  The Portfolio may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept risk in exchange for the potential for long-term capital appreciation.

FIXED INCOME PORTFOLIO

  ING VP Intermediate Bond Portfolio may suit you if you:

  - want greater income potential than a money market fund; and
  - are willing to accept more risk than a money market fund.

INTERNATIONAL EQUITY PORTFOLIO

  ING VP International Equity Portfolio seeks long-term growth by investing primarily in foreign equities.

  It may suit you if you:

  - are investing for the long-term -- at least several years;
  - are looking for exposure to international markets; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

STRATEGIC ALLOCATION PORTFOLIOS

  ING's Strategic Allocation Portfolios are asset allocation portfolios that have been designed for investors with different investment goals. They generally seek capital appreciation and/or total return.

  They may suit you if you:
  - are investing for the long-term -- at least five years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          Introduction to the Portfolios       1

PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Portfolio. It is designed to help you understand the differences between the Portfolios, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, strategies and risks, which begin on page 4.

                  PORTFOLIO                                              INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
DOMESTIC          ING VP Balanced Portfolio, Inc.                        Maximize investment return
EQUITY AND        Adviser: ING Investments, LLC                          with reasonable safety of
INCOME            Sub-Adviser: ING Investment Management Co.             principal
PORTFOLIOS

                  ING VP Growth and Income Portfolio                     Maximize total return
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Co.


DOMESTIC          ING VP Growth Portfolio                                Growth of Capital
EQUITY GROWTH     Adviser: ING Investments, LLC
PORTFOLIO         Sub-Adviser: ING Investment Management Co.


DOMESTIC          ING VP Value Opportunity Portfolio                     Growth of Capital
EQUITY VALUE      Adviser: ING Investments, LLC
PORTFOLIO         Sub-Adviser: ING Investment Management Co.


FIXED INCOME      ING VP Intermediate Bond Portfolio                     Maximize total return
PORTFOLIO         Adviser: ING Investments, LLC                          consistent with reasonable
                  Sub-Adviser: ING Investment Management Co.             risk


GLOBAL AND        ING VP International Equity Portfolio                  Long-term capital growth
INTERNATIONAL     Adviser: ING Investments, LLC
EQUITY            Sub-Adviser: ING Investment Management Co.
PORTFOLIO


STRATEGIC         ING VP Strategic Allocation Balanced Portfolio         Total return (i.e., income and
ALLOCATION        Adviser: ING Investments, LLC                          capital growth, both realized
PORTFOLIOS        Sub-Adviser: ING Investment Management Co.             and unrealized)

                  ING VP Strategic Allocation Growth Portfolio           Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Co.

                  ING VP Strategic Allocation Income Portfolio           Total return consistent with
                  Adviser: ING Investments, LLC                          preservation of capital
                  Sub-Adviser: ING Investment Management Co.

 2      Portfolios at a Glance

                                                          PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have above-average growth potential.                   investment in equity securities.


Equity securities of large U.S. companies, believed       Price volatility and other risks that accompany an
to have growth potential.                                 investment in growth-oriented equity securities.


Equity securities of larger U.S. companies believed       Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.


Investment grade debt securities with a minimum           Credit, interest rate, repayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit risk during economic downturns.
ranging between five and ten years.


Equity securities and equity equivalents                  Price volatility and other risks that accompany an
principally traded outside of the U.S.                    investment in foreign equities. Sensitive to currency
                                                          exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Portfolios at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VP BALANCED PORTFOLIO                          ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks to
maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgement of the Portfolio's management of which of those sectors or mix thereof offers the best investment prospects.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio seeks total return consisting of capital appreciation and current income.

Under normal market conditions, the Portfolio allocates its assets between the following asset classes:

- Equities, such as common and preferred stocks;

- Debt, such as bonds, mortgage-related and other asset-backed securities;

- U.S. Government securities; and

- Money market instruments.

The Sub-Adviser typically maintains approximately 60% of the Portfolio's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on the Sub-Adviser's view of the relative attractiveness of each asset class. In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Portfolio.

In managing the equity component of the Portfolio, the Sub-Adviser attempts to achieve the Portfolio's investment objective by overweighting those stocks in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index.

In managing the debt component, the Sub-Adviser focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of assets specialists use this relative value analysis to guide the security selection process. Although the Portfolio may invest a portion of its assets in high yield (high risk) debt securities rated below BBB- by Standard & Poor's ("S&P") or Baa3 by Moody's Investors Services, Inc ("Moody's"), the Portfolio will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio maturity of the Portfolio will generally range between three and ten years. The Portfolio may also invest in foreign debt securities and derivatives.

The Portfolio may invest in convertible securities. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others.

ALLOCATION RISK -- the success of the Portfolio's strategy depends on the Sub-Adviser's skill in allocating Portfolio assets between equities and debt and in choosing investments within those categories. Because the Portfolio's assets are allocated between equities and fixed income securities, the Portfolio may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

INTEREST RATE RISK -- fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income securities.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

MORTGAGE-RELATED SECURITIES -- the price of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (GNMA). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.

HIGH-YIELD DEBT SECURITIES -- high-yield-debt securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factor difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.

 4      ING VP Balanced Portfolio

                                                       ING VP BALANCED PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                 The bar chart and table below show the Portfolio's historical long-term performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

(2) Because ADV Class shares had not commenced operations as of the date of this Prospectus, the returns for the bar chart are based on the performance of Class I shares of the Portfolio, revised to reflect the higher expenses of ADV Class shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the ADV Class shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent ADV Class and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                               quarter     :     %
                               quarter     :     %

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of two broad measures of market performance -- the S&P 500 Index and the Lehman Brothers Aggregate Bond Index ("LBAB Index").

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
CLASS I RETURN                                                  %
S&P 500 Index (reflects no deductions for fees or
  expenses)(2)                                                  %
LBAB Index (reflects no deductions for fees or expenses)(3)     %
Composite Index (reflects no deductions for fees or
  expenses)(4)                                                  %

(1) This table shows the performance of both Class I shares of the Portfolio, revised to reflect the higher expenses of ADV Class shares, because ADV Class shares had not commenced operations as of the date of this Prospectus. See footnote (2) to the bar chart above.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(4) The Composite Index consists of 60% S&P 500 Index and 40% LBAB Index.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING VP Balanced Portfolio       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VP GROWTH AND INCOME PORTFOLIO                 ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both.

The Sub-Adviser may invest principally in common stocks having significant potential for capital appreciation, or may purchase common stocks principally for their income potential through dividends and option writing, or may acquire securities having a mix of these characteristics.

The Sub-Adviser utilizes a multi-manager approach for portfolio construction. Both the Senior Portfolio Managers and all of the Sector Analysts on the team participate in the process, with the Sector Analysts determining the security selection for each of their sectors for a dedicated portion of the overall portfolio. The Senior Portfolio Managers are responsible for the balance of the portfolio, including management of the portfolio's overall risk profile.

In managing the Portfolio, the Sub-Adviser:

- Emphasizes stocks of larger companies.

- Looks to strategically invest the Portfolio's assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers, depending upon market conditions.

- Utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Portfolio may invest in derivative instruments. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MARKET TRENDS -- although the Sub-Adviser emphasizes large-cap securities, to the extent the Portfolio is diversified across asset classes, it may not perform as well as less diversified portfolios when large-cap securities are in favor.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.

 6      ING VP Growth and Income Portfolio

                                              ING VP GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares, revised to reflect the higher expenses of ADV Class shares, from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

(2) Because ADV Class shares had not commenced operations as of the date of this Prospectus, the returns in the bar chart are based on the performance of Class I shares of the Portfolio, revised to reflect the higher expenses of ADV Class shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the ADV Class shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent ADV Class and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                                quarter     :     %
                                quarter     :     %

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)
CLASS I RETURN                                                  %
S&P 500 Index (reflects no deduction for fees or
expenses)(2)                                                    %                                                (6)

(1) This table shows the performance of Class I shares of the Portfolio revised to reflect the higher expenses of ADV Class shares because ADV Class shares had not commenced operations as of the date of this Prospectus. See footnote
    (2) to the bar chart above.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING VP Growth and Income Portfolio       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VP GROWTH PORTFOLIO                            ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing the Portfolio, the Sub-Adviser:

- Emphasizes stocks of larger companies, although the Portfolio may invest in companies of any size.

- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in business momentum but whose perceived value is not reflected in the stock price.

- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

The Portfolio may invest in derivative instruments and foreign securities. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others.

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in small-and mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

GROWTH INVESTING -- growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.

 8      ING VP Growth Portfolio

                                                         ING VP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

(2) Because ADV Class shares had not commenced operations as of the date of this Prospectus, the returns in the bar chart are based on the performance of Class I shares of the Portfolio, revised to reflect the higher expenses of ADV Class shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the ADV Class shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent ADV Class and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                                quarter     :     %
                                quarter     :     %

                          AVERAGE ANNUAL TOTAL RETURNS
                  (FOR THE PERIODS ENDED DECEMBER 31, 2004)(1)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Russell 1000 Growth Index.

                                                                                  5 YEARS                 10 YEARS
                                                                   1 YEAR    (OR LIFE OF CLASS)    (OR LIFE OF CLASS)(2)
CLASS I RETURN                                                  %
Russell 1000(R) Growth Index (reflects no deductions for
fees or expenses)(3)                                            %                                               (4)

(1) This table shows performance of Class I shares of the Portfolio revised to reflect the higher expenses of ADV Class shares because ADV Class shares had not commenced operations as of the date of this Prospectus. See footnote (2) to the bar chart above.

(2) Class I shares commenced operations on December 13, 1996.

(3) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(4) The Index return for Class I shares is for the period beginning December 1, 1996.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING VP Growth Portfolio       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VP VALUE OPPORTUNITY PORTFOLIO                 ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks growth of capital primarily through investment in a diversified portfolio of common stocks.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks.

In managing the Portfolio, the Sub-Adviser may invest in companies of any size, although it tends to invest a majority of its assets in companies with a market capitalization greater than $1 billion. The Sub-Adviser focuses on investing in securities of large companies, which are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1,000 largest companies as measured by equity market capitalization. The market capitalization of large companies will change with market conditions. The equity securities in which the Portfolio may invest include common stocks and ADRs.

Within this universe, the Sub-Adviser uses a disciplined value approach to select investments that the Sub-Adviser considers to be undervalued compared to the overall stock market and whose stock price does not adequately reflect its favorable fundamental characteristics, including a strong financial position, experienced management team, and a leading or growing competitive market position. The Sub-Adviser uses a quantitative screening process and fundamental analysis to determine which undervalued stocks appear to have a catalyst to increase share price. The Sub-Adviser will consider selling a security when company business momentum deteriorate, when price objectives are reached, or when better investment opportunities present themselves.

The Portfolio may invest the remaining 35% of its assets in other types of securities including foreign securities and securities of smaller companies.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in small-and mid-sized companies which may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.

 10      ING VP Value Opportunity Portfolio

                                              ING VP VALUE OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

(2) Because ADV Class shares had not commenced operations as of the date of the Prospectus, the returns in the bar chart are based on the performance for Class I shares of the Portfolio, revised to reflect the higher expenses of ADV Class shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the ADV Class shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent ADV Class and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

(4) Prior to December 29, 2003, the Portfolio operated under a different investment strategy.

            Best and worst quarterly performance during this period:
                                quarter     :     %
                                quarter     :     %

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of three broad measures of market performance -- the Russell 1000 Value Index, Russell 1000 Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") Index.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(2)
CLASS I RETURN                                                  %
Russell 1000 Value Index (reflects no deductions for fees or
expenses)(3)                                                    %                                             (4)
Russell 1000 Index (reflects no deductions for fees or
expenses)(5)                                                    %                                             (4)
S&P 500 Index (reflects no deductions for fees or
expenses)(6)                                                    %                                             (4)

(1) This table shows the performance of Class I shares of the Portfolio revised to reflect the higher expenses of ADV Class shares because ADV Class shares had not commenced operations as of the date of this Prospectus. See footnote
    (2) to the bar chart above.

(2) Class I shares commenced operations on December 13, 1996.

(3) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with low price-to-book ratios and low forecasted growth values, which more closely tracks the types of securities in which the Portfolio invests than the S&P 500 Index.

(4) The Index returns for Class I shares are for the period beginning December 1, 1996.

(5) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(6) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING VP Value Opportunity Portfolio       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VP INTERMEDIATE BOND PORTFOLIO                 ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks to
maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Portfolio invests at least 80% of its assets in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated investment grade (for example, rated at least BBB- by Standard & Poor's Rating Group or Baa3 by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

Although the Portfolio may invest a portion of its assets in high-yield (high risk) debt securities rated below investment grade, the Portfolio will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio maturity of the Portfolio will generally range between three and ten years.

The Portfolio may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt securities of foreign issuers; mortgage- and asset-backed securities; and options and futures contracts involving securities, securities indices and interest rates. The Portfolio may also engage in dollar roll transactions and swap agreements.

The investment process focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide the security selection process.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on
an investment in the Portfolio. The Portfolio may be affected by the following risks, among others.

PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

INTEREST RATE RISK -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income securities.

DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

CREDIT RISK -- the Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Portfolio may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Portfolio may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

HIGH-YIELD DEBT SECURITIES -- high yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

MORTGAGE-RELATED SECURITIES -- the price of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (GNMA). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.

 12      ING VP Intermediate Bond Portfolio

                                              ING VP INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

(2) Because ADV Class shares had not commenced operations as of the date of this Prospectus, the returns in the bar chart are based upon the performance of Class I shares of the Portfolio, revised to reflect the higher expenses of ADV Class shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the ADV Class shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent ADV Class and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

(4) Effective August 6, 2004, the Portfolio changed its name from ING VP Bond Portfolio to ING VP Intermediate Bond Portfolio.

            Best and worst quarterly performance during this period:
                                quarter     :     %
                                quarter     :     %

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index ("LBAB Index").

                                                                                   5 YEARS
                                                                   1 YEAR     (OR LIFE OF CLASS)          10 YEARS
CLASS I RETURN                                                  %
LBAB Index (reflects no deduction for fees or expenses)(2)      %

(1) This table shows performance of Class I shares of the Portfolio revised to reflect the higher expenses of ADV Class shares because ADV Class shares had not commenced operations as of the date of this Prospectus. See footnote (2) to the bar chart above.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING VP Intermediate Bond Portfolio       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VP INTERNATIONAL EQUITY PORTFOLIO              ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. The Portfolio will not target any given level of current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

At least 65% of the Portfolio's assets will normally be invested in securities of companies of any size principally traded in three or more countries outside of the U.S. These securities may include common stocks as well as securities convertible into common stock.

In managing the Portfolio, the Sub-Adviser looks to:

- Diversify the Portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for appreciation.

- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.

- Use internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. The Sub-Adviser analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

The Portfolio may employ currency hedging strategies to protect the Portfolio from adverse effects on the U.S. dollar.

The Portfolio may invest in derivative instruments. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in small-and mid-sized companies which may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MARKET TRENDS -- from time to time, the stock market may not favor the mix of growth-oriented and value-oriented securities in which the Portfolio invests. Rather, the market could favor more speculative growth-oriented securities or more value-oriented securities.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Portfolio invests in emerging market countries, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.

 14      ING VP International Equity Portfolio

                                           ING VP INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.
(2) Because ADV Class shares had not commenced operations as of the date of this Prospectus, the returns in the bar chart are based on the performance for Class I shares of the Portfolio, revised to reflect the higher expenses of ADV Class shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the ADV Class shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent ADV Class and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                                quarter     :     %
                                quarter     :     %

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East Index ("MSCI EAFE Index").

                                                                                  5 YEARS                 10 YEARS
                                                                   1 YEAR    (OR LIFE OF CLASS)     (OR LIFE OF CLASS)(2)
CLASS I RETURN                                                  %
MSCI EAFE Index (reflects no deduction for fees or
expenses)(3)                                                    %                                                (4)

(1) This table shows performance of Class I shares of the Portfolio revised to reflect the higher expenses of ADV Class shares because ADV Class shares had not commenced operations as of the date of this Prospectus. See footnote (2) to the bar chart above.

(2) Class I shares commenced operations on December 22, 1997.

(3) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(4) The Index return for Class I shares is for the period beginning January 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                  ING VP International Equity Portfolio       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VP STRATEGIC ALLOCATION PORTFOLIOS             ING Investment Management Co.
--------------------------------------------------------------------------------

ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO

OBJECTIVES

ING VP Strategic Allocation Balanced Portfolio seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

ING VP Strategic Allocation Growth Portfolio seeks to provide capital appreciation.

ING VP Strategic Allocation Income Portfolio seeks to provide total return consistent with preservation of capital.

ALLOCATION OPTIONS

The ING VP Strategic Allocation Portfolios are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

Investors should consult with their investment professional to determine whether an ING VP Strategic Allocation Portfolio is suited to their financial needs, investment time horizon and risk tolerance level.

ALLOCATION STRATEGIES

Under normal market conditions, the Sub-Adviser allocates the assets of each Portfolio, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. The percentage weights of each Portfolio's assets allocated to each such asset class are described in the chart below. The asset allocation limits apply at the time of purchase of a particular security.


     ASSET CLASS
                                                                   ING VP                ING VP               ING VP
                                                                   STRATEGIC ALLOCATION  STRATEGIC            STRATEGIC
                                                                   BALANCED              ALLOCATION           ALLOCATION
                                                                   PORTFOLIO(1)          GROWTH PORTFOLIO     INCOME PORTFOLIO(2)
     EQUITIES
     DOMESTIC STOCKS
     Range                                                         0-75%                 10-100%              0-70%
     INTERNATIONAL STOCKS
     Range                                                         0-10%                 0-20%                0-10%
     FIXED INCOME
     Range                                                         0-70%                 0-40%                0-100%
     MONEY MARKET INSTRUMENTS
     Range                                                         0-30%                 0-30%                0-30%

---------------------
(1)ING VP Strategic Allocation Balanced Portfolio will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)ING VP Strategic Allocation Income Portfolio will invest no more than 35% of its assets in any combination of the following asset sub-classes:
small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

 16      ING VP Strategic Allocation Portfolios

                                          ING VP STRATEGIC ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------

The Sub-Adviser uses a Composite Index as the benchmark index to which it compares the performance of each ING VP Strategic Allocation Portfolio. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index. Each asset class comparative index that is blended into the benchmark Composite Index is described on page 35 of this Prospectus.

                   COMPOSITE INDEX                                   MORGAN STANLEY
                                                                  CAPITAL INTERNATIONAL                         91-DAY U.S.
                                                   RUSSELL 3000  EUROPE, AUSTRALASIA AND  LEHMAN BROTHERS       TREASURY
                                                      INDEX          FAR EAST INDEX       AGGREGATE BOND INDEX  BILL RATE
     STRATEGIC ALLOCATION BALANCED COMPOSITE       55%           5%                       35%                   5%
     STRATEGIC ALLOCATION GROWTH COMPOSITE         70%           10%                      20%                   0%
     STRATEGIC ALLOCATION INCOME COMPOSITE         35%           0%                       55%                   10%

To remain consistent with each Portfolio's investment objective and intended level of risk tolerance, the Sub-Adviser has instituted both a benchmark percentage allocation and a Portfolio-level range allocation for each asset class set out above. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Portfolio-level range allows the Sub-Adviser to vary the weightings of each asset class in each Portfolio to take advantage of opportunities as market and economic conditions change.

Each Portfolio's asset allocation may vary from the benchmark allocation (within the permissible range) based on the Sub-Adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The Sub-Adviser may vary each Portfolio's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the Sub-Adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements.

INVESTMENT STRATEGIES

Set out below are the strategies employed by the Sub-Adviser in selecting investments for the ING VP Strategic Allocation s' equity, fixed-income, and money market securities asset classes. The segment of a 's assets that may be invested in each asset class are subject to the allocation ranges set out in the chart above.

EQUITY SECURITIES -- DOMESTIC STOCKS

LARGE-CAPITALIZATION STOCKS -- Each Portfolio may invest a segment of its assets in stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies traded in the U.S. and selected by S&P. At December 31, 2004, the market capitalization of the companies included on the S&P 500 Index was in excess of
$    million. In selecting large capitalization stocks for each Portfolio, the
Sub-Adviser attempts to overweight those stocks in the S&P 500 Index that it believes will outperform the Index, and underweight (or avoid altogether) those stocks that it believes will underperform the Index.

SMALL-/MID-CAPITALIZATION STOCKS -- The Portfolios may invest a segment of their assets in small and mid capitalization stocks (typically stocks included in the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400 Index"), the Standard & Poor's SmallCap 600 Composite Price Index ("S&P SmallCap 600 Index"), and the Russell 2500 Index). The S&P MidCap 400 Index and the S&P SmallCap 600 Index measure the performance of the 400 mid-capitalization companies and the 600 small capitalization companies traded in the U.S., respectively, as selected by Standard & Poor's. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The market capitalization range of each Index is reset monthly and will change with market conditions as the range of the companies in each Index changes. At December 31, 2004, the market capitalization of the smallest company in the S&P
MidCap 400 Index was $    million and the largest company had a market
capitalization of $    billion. At December 31, 2004, the market capitalization
of the smallest company in the S&P SmallCap 600 Index was $    million and the
largest company had a market capitalization of $    billion. At December 31,
2004, the market capitalization of the smallest company in the Russell 2500
Index was $    million and the largest company had a market capitalization of
$    billion.

To evaluate which large-, mid- and small-capitalization stocks in which to invest, the Sub-Adviser uses various methods, including, but not limited to internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING VP Strategic Allocation Portfolios       17

ING VP STRATEGIC ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------

EQUITY SECURITIES -- INTERNATIONAL STOCKS

The Sub-Adviser may invest a segment of each Portfolio's assets in international stocks. These securities may include common stocks as well as securities convertible into common stocks.

FIXED INCOME SECURITIES

The Sub-Adviser will invest the segment of each Portfolio's assets allocated to fixed-income securities in a diversified portfolio of domestic and foreign fixed-income securities, including, but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated at least BBB- by Standard & Poor's or Baa3 by Moody's or have an equivalent rating from another nationally recognized statistical rating organization, or, if unrated, are of comparable quality. Each Portfolio may also invest in international fixed-income securities and may invest up to 15% of the value of its total assets in high yield (high risk) debt securities rated below investment grade. The dollar-weighted average maturity of the fixed-income segment of the Portfolio's portfolio will generally range between three and ten years.

MONEY MARKET INSTRUMENTS; OTHER INVESTMENTS

MONEY MARKET INSTRUMENTS -- Each Portfolio may invest in high quality money market instruments that the Sub-Adviser believes are appropriate in light of the Portfolio's investment objective. Such instruments may include high quality fixed-income securities denominated in U.S. dollars, with short remaining maturities, repurchase agreements, U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.

OTHER INVESTMENTS -- Each Portfolio may, consistent with its investment objective and allocation strategy, invest in convertible securities, securities of foreign governments and supranational organizations, and municipal bonds, may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Portfolios may use options and futures contracts involving securities, securities indices and interest rates. The Portfolio may also invest in other investment companies, including exchange-traded funds, HOLDRs and SPDRs to the extent permitted by the Investment Company Act of 1940 ("1940 Act").

Each Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

You could lose money on an investment in the Portfolios. The Portfolios may be affected by the following risks, among others:

The success of each Portfolio's strategy depends significantly on the Sub-Adviser's skill in choosing investments and in allocating assets among the different investment classes.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Portfolio will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Portfolio are those generally attributable to stock and bond investing.

STOCKS -- for stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

SMALL-/MID-CAP RISK -- from time to time, the stock market may not favor the small- and mid-capitalization securities in which the Portfolios invest a segment of their assets. Stocks of smaller companies carry higher risks than stocks of larger companies. Smaller companies may lack the management experience, financial resources, and competitive strength of larger companies. Stocks of smaller companies may be subject to wider price fluctuations and tend to be more volatile than stocks of larger companies and can be particularly sensitive to changes in interest rates, borrowing costs and earnings.

FIXED-INCOME SECURITIES -- generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other fixed-income investments.

MORTGAGE-RELATED SECURITIES -- the price of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency.

 18      ING VP Strategic Allocation Portfolios

                                          ING VP STRATEGIC ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------

Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

HIGH-YIELD DEBT SECURITIES -- high-yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factor difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by a Portfolio of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines the Portfolio may incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolios could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.

U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (GNMA). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to a Portfolio, including brokerage commissions and other transaction costs, and it is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because each Portfolio may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING VP Strategic Allocation Portfolios       19

ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

(2) Because ADV Class shares had not commenced operations as of the date of this Prospectus, the returns in the bar chart are based upon the performance of Class I shares of the Portfolio, revised to reflect the higher expenses of ADV Class shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the ADV Class shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent ADV Class and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

(4) Effective October 1, 2002, the Portfolio changed its name from ING VP Crossroads Portfolio to ING VP Strategic Allocation Balanced Portfolio.

            Best and worst quarterly performance during this period:
                               quarter     :      %
                               quarter     :      %

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Balanced Composite.

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(2)
Class I Return                                                  %
Russell 3000 Index (reflects no deduction for fees or
expenses)(3)                                                    %                                  (4)
Strategic Allocation Balanced Composite (reflects no
deduction for fees or expenses)(5)                              %                                  (4)

(1) This table shows performance of the Class I shares of the Portfolio, revised to reflect the higher expenses of ADV Class shares, because ADV Class shares had not commenced operation as of the date of this Prospectus. See footnote
    (2) to the bar chart above.

(2) Class I shares commenced operations on July 5, 1995.

(3) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(4) The Index returns for Class I shares are for the period beginning July 1, 1995.

(5) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

 20      ING VP Strategic Allocation Balanced Portfolio

                                    ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

(2) Because ADV Class shares had not commenced operations as of the date of this Prospectus, the returns in the bar chart are based upon the performance of Class I shares of the Portfolio, revised to reflect the higher expenses of ADV Class shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the ADV Class shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent ADV Class and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

(4) Effective October 1, 2002 the Portfolio changed its name from ING VP Ascent Portfolio to ING VP Strategic Allocation Growth Portfolio.

            Best and worst quarterly performance during this period:
                               quarter     :     %
                               quarter     :     %

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Growth Composite.

                                                                                              10 YEARS
                                                                    1 YEAR    5 YEARS   (OR LIFE OF CLASS)(2)
Class I Return                                                  %
Russell 3000 Index (reflects no deduction for fees or
expenses)(3)                                                    %                                    (4)
Strategic Allocation Growth Composite (reflects no deduction
for fees or expenses)(5)                                        %                                    (4)

(1) This table shows performance of the Class I shares of the Portfolio, revised to reflect the higher expenses of ADV Class shares, because ADV Class shares had not commenced operation as of the date of this Prospectus. See footnote
    (2) to the bar chart above.

(2) Class I shares commenced operations on July 5, 1995.

(3) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(4) The Index returns for Class I shares are for the period beginning July 1, 1995.

(5) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

                           ING VP Strategic Allocation Growth Portfolio       21

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED
                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

(2) Because ADV Class shares had not commenced operations as of the date of this Prospectus, the returns in the bar chart are based upon the performance of Class I shares of the Portfolio, revised to reflect the higher expenses of ADV Class shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the ADV Class shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent ADV Class and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

(4) Effective October 1, 2002, the Portfolio changed its name from ING VP Legacy Portfolio to ING VP Strategic Allocation Income Portfolio.

            Best and worst quarterly performance during this period:
                               quarter     :     %
                               quarter     :     %

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of two broad measures of market performance -- the Lehman Brothers Aggregate Bond Index ("LBAB Index") and the Strategic Allocation Income Composite.

                                                                                             10 YEARS
                                                                    1 YEAR   5 YEARS   (OR LIFE OF CLASS)(2)
Class I Return                                                  %
LBAB Index (reflects no deduction for fees or expenses)(3)      %                                  (4)
Strategic Allocation Income Composite (reflects no deduction
for fees or expenses)(5)                                        %                                  (4)

(1) This table shows performance of the Class I shares of the Portfolio, revised to reflect the higher expenses of ADV Class shares, because ADV Class shares had not commenced operation as of the date of this Prospectus. See footnote
    (2) to the bar chart above.

(2) Class I shares commenced operations on July 5, 1995.

(3) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(4) The Index returns for Class I shares are for the period beginning July 1, 1995.

(5) The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 10% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 15% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

 22      ING VP Strategic Allocation Income Portfolio

                                                               BENCHMARK INDICES
--------------------------------------------------------------------------------

ASSET CLASS                                               ASSET CLASS COMPARATIVE INDICES
--------------------------------------------------------------------------------------------------------------------------
Domestic Stocks                                           The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S.
                                                          equity market.


International Stocks                                      The Morgan Stanley Capital International -- Europe,
                                                          Australasia and Far East Index ("MSCI EAFE Index") is a
                                                          market value-weighted average of the performance of more
                                                          than 900 securities listed on the stock exchange of
                                                          countries in Europe, Australasia and the Far East.

U.S. Dollar Bonds                                         The Lehman Brothers Aggregate Bond Index ("LBAB Index") is a
                                                          widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.


Cash Equivalents                                          Three-month Treasury bills are government-backed short-term investments considered to be relatively risk-free, and
                                                          equivalent to cash because their maturity is only three
                                                          months.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Benchmark Indices       23

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]
       The table that follows shows the estimated operating expenses paid each year by each Portfolio. These estimated expenses are based on the expenses paid by the Portfolios in the year 2004. Actual expenses paid by the Portfolios may vary from year to year.

       Your variable annuity contract or variable life insurance policy is a contract between you and the issuing life insurance company. The
Portfolios are not parties to that variable contract, but are merely investment options made available to you by your insurance company under your variable contract. The fees and expenses of the Portfolios are not fixed or specified under the terms of your variable contract. The table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or life insurance policy. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not applicable.

OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIOS(1)
(AS A % OF AVERAGE NET ASSETS)

                                                                                                   TOTAL
                                                      DISTRIBUTION   SHAREHOLDER                 PORTFOLIO       WAIVERS,
                                         MANAGEMENT     (12B-1)       SERVICES        OTHER      OPERATING    REIMBURSEMENTS
PORTFOLIO                                   FEES          FEES          FEES       EXPENSES(2)   EXPENSES    AND RECOUPMENT(2)
------------------------------------------------------------------------------------------------------------------------------
 ING VP Balanced                     %      0.50          0.25          0.25
 ING VP Growth and Income            %      0.50          0.25          0.25
 ING VP Growth                       %      0.60          0.25          0.25
 ING VP Value Opportunity            %      0.60          0.25          0.25
 ING VP Intermediate Bond            %      0.40          0.25          0.25
 ING VP International Equity         %      0.85          0.25          0.25
 ING VP Strategic Allocation
  Balanced(3)                        %      0.60          0.25          0.25              (3)
 ING VP Strategic Allocation
  Growth(3)                          %      0.60          0.25          0.25              (3)
 ING VP Strategic Allocation
  Income(3)                          %      0.60          0.25          0.25              (3)

                                     TOTAL
                                      NET
                                   PORTFOLIO
PORTFOLIO                          EXPENSES
---------------------------------  ---------
 ING VP Balanced
 ING VP Growth and Income
 ING VP Growth
 ING VP Value Opportunity
 ING VP Intermediate Bond
 ING VP International Equity
 ING VP Strategic Allocation
  Balanced(3)
 ING VP Strategic Allocation
  Growth(3)
 ING VP Strategic Allocation
  Income(3)

--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for ADV Class shares of each Portfolio as a ratio of expenses to average daily net assets. Since the Portfolios have not had a full year of operations as of the date of this Prospectus, these expenses are estimated.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

(3) ING Investments, LLC, the investment adviser to each Portfolio, entered into written expense limitation agreements with each Portfolio (except ING VP Balanced, ING VP Growth and Income, ING VP Intermediate Bond and) under which it will limit expenses of the Portfolios, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by the Adviser within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupments." The expense limit for each Portfolio is shown as Total Net Portfolio Expenses. For each applicable Portfolio, the expense limits will continue through at least May 1, 2006. The expense limitation agreements are contractual and shall renew automatically for one year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreements within 90 days of the then-current term. In addition, the expense limitation agreements may be terminated by the Company/Trust upon at least 90 days' prior written notice to ING Investments, LLC, or upon termination of an investment management agreement.

 24      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

       EXAMPLE

[PENNY GRAPHIC]

       The Example that follows is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other variable portfolios. The Example does not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy. Each Example assumes that you invested $10,000, reinvested all your dividends, the Portfolio earned an average annual return of 5.00%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

PORTFOLIO                                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
 ING VP Balanced                                             $
 ING VP Growth and Income                                    $
 ING VP Growth                                               $
 ING VP Value Opportunity                                    $
 ING VP Intermediate Bond                                    $
 ING VP International Equity(1)                              $
 ING VP Strategic Allocation Balanced(1)                     $
 ING VP Strategic Allocation Growth                          $
 ING VP Strategic Allocation Income(1)                       $
-----------------------------------------------------------------------------------------------------------------------------

(1) The Example reflects the contractual limits for the one-year period and the first year of the three-, five-, and ten-year periods.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       25

INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

ABOUT YOUR INVESTMENT

The Portfolios are available only to serve as investment options under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by insurance companies that are part of the ING Groep N.V. of companies. Shares of the Portfolios may be sold to insurance companies that are not affiliated with ING Groep N.V., other investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service.

ING Funds Distributor, LLC, ("Distributor") the distributor for the Portfolios, also offers directly to the public other ING funds that have similar names, investment objectives and strategies as those of the Portfolios. You should be aware that the Portfolios are likely to differ from these other ING funds in size and cash flow pattern. Accordingly, the performance of these Portfolios can be expected to vary from those of the other funds.

You do not buy, sell or exchange shares of the Portfolios. You choose investment options through your annuity Contract or Policy.

The insurance company that issued your Contract or Policy is responsible for investing in the Portfolios according to the investment options you've chosen. You should consult your variable contract prospectus, prospectus summary or disclosure statement for additional information about how this works.

The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for both Contracts and Policies and offers its shares directly to pension plans and offers its shares to other permitted investors. However, it is possible that the interests of owners of Contracts, Policies and pension plans, for which the Portfolios serve as an investment medium and other permitted investors might at some time be in conflict because of differences in tax treatment or other considerations. The Boards of Directors/Trustees ("Board") intend to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, pension plans, and other permitted investors, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios or a pension plan, investment company or other permitted investor, which might force the Portfolios to sell securities at disadvantageous prices.

The Portfolios may discontinue offering shares at any time. If a Portfolio is discontinued, any allocation to that Portfolio will be allocated to another Portfolio that a Board believes is suitable, as long as any required regulatory standards are met.

FREQUENT TRADING -- MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract for its policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio does not accurately value securities, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries


 26      Information for Investors

                                                       INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

SERVICE FEES -- ADV CLASS SHARES

The Company/Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plan") for the ADV Class shares of each Portfolio. Under the Plan, the Distributor, the Portfolios' principal underwriter, is paid an annual shareholder services fee equal to 0.25% and an annual distribution fee equal to 0.25% in each case computed as a percentage of average daily net assets of the ADV Class shares of each Portfolio. The shareholder services fee would be paid for the shareholder services and account maintenance services provided by the Distributor to the portfolios, and could be used by the Distributor to pay securities dealers (including the Distributor) and other financial institutions, plan administrators and organizations for servicing shareholder accounts. The distribution fee would be paid for the Distributor's services as distributor of the funds in connection with any activities or expenses primarily intended to result in the sale of ADV Class shares of the portfolios. Because these fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NET ASSET VALUE

The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;

- Fixed income securities that have gone into default and for which there is no current market value quotation; and

- Securities that are restricted as to transfer or resale.

The Portfolios or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by a Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan Participant is received in proper form. When an insurance company is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan Participant is received in proper form.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The Fund posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Fund will post the quarter ending June 30 holdings on August 1.) The Fund's complete portfolio holdings schedule will, at a minimum, remain available on the Fund's website until the Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Fund's website is located at www.ingfunds.com.



              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                              Information for Investors       27

MANAGEMENT OF THE PORTFOLIOS                            ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ADVISER
ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Portfolios. ING Investments has overall responsibility for the management of the Portfolios. ING Investments provides or oversees all investment advisory and portfolio management services for each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments acts as a "manager-of-managers" for the ING VP Global Science and Technology Portfolio. ING Investments delegates to the sub-adviser of the Portfolio the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Portfolio's Board. The Portfolio and ING Investments have received shareholder approval to permit ING Investments, with the approval of the Portfolio's Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio's shareholders. The Portfolio will notify shareholders of any change in the identity of a sub-adviser of the Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April of 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2004, ING Investments managed over $37.3 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Portfolios.

The following table shows the aggregate annual management fees paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

                                                      MANAGEMENT
PORTFOLIO                                                FEES
---------                                             ----------
ING VP Balanced                                          0.50%
ING VP Growth and Income                                 0.50
ING VP Growth                                            0.60
ING VP Value Opportunity                                 0.60
ING VP Intermediate Bond                                 0.40
ING VP International Equity                              0.85
ING VP Strategic Allocation Balanced                     0.60
ING VP Strategic Allocation Growth                       0.60
ING VP Strategic Allocation Income                       0.60

For information regarding the basis for the Board's approval of the following investment or sub-advisory relationships, please refer to the Portfolios' SAI.

SUB-ADVISERS

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Portfolio. Each sub-adviser has, at least in part, been selected on the basis of their successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles.

ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or a Portfolio's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Portfolio.

ING VP BALANCED PORTFOLIO, ING VP GROWTH AND INCOME PORTFOLIO, ING VP GROWTH PORTFOLIO, ING VP VALUE OPPORTUNITY PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP INTERNATIONAL EQUITY PORTFOLIO, ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO, ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co., ("ING IM"), a Connecticut corporation, formerly known as Aeltus Management, Inc., serves as sub-adviser to each Portfolio (other than ING VP Global Science and Technology Portfolio). ING IM is responsible for managing the assets of the Portfolios in accordance with each Portfolio's investment objective and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING Investments. ING IM has acted as Adviser or Sub-Adviser to variable portfolios since 1994 and has managed institutional accounts since 1972. As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, NY 10169.

Prior to March 31, 2002, ING IM served as investment adviser to all of the Portfolios. There was no change in management


 28      Management of the Portfolios

SUB-ADVISER                                         MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

fees paid by the Portfolios in connection with the change in investment adviser.

ING VP BALANCED PORTFOLIO

The Portfolio is managed by Hugh T.M. Whelan and James B. Kauffmann.

Mr. Whelan, Portfolio Manager, ING IM, has co-managed the ING VP Balanced Portfolio since April 2004, leading a team of investment professionals responsible for the equity segment of the Portfolio. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING IM since 1989 and previously, served as a quantitative portfolio manager in ING IM's fixed-income group, specializing in corporate securities.

James B. Kauffmann co-manages the ING VP Balanced Portfolio. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 18 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed-income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

ING VP GROWTH AND INCOME PORTFOLIO

The Portfolio is managed by a team of investment professionals led by Christopher F. Corapi and Scott Lewis.

Mr. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has been managing the Portfolio since 2004. Mr. Corapi joined ING IM in February 2004 and has over 20 years of investment experience. Prior to joining ING IM, Mr. Corapi served as the Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and the Head of Emerging Markets Research at JP Morgan Investment Management beginning in 1998.

Mr. Lewis, Senior Portfolio Manager, joined ING IM in May 2004 and has over 22 years of investment experience. Mr. Lewis has been associated with the management of the portfolio since he joined ING IM and has been serving as the Portfolio Manager since December 2004. Mr. Lewis joined ING from Credit Suisse Asset Management (CSAM), where he worked for 18 years both with CSAM and its predecessor Warburg Pincus. Most recently, he served as managing director and portfolio manager, having previously been head of U.S. equity research.

ING GROWTH PORTFOLIO

The Portfolio is managed by a team of ING IM equity investment specialists led by Kenneth Bragdon, Portfolio Manager, ING IM. Mr. Bragdon has been managing ING Growth Portfolio since May 1998 and previously co-managed the Portfolio. Mr. Bragdon has over 29 years of experience in the investment business, including more than 20 years with ING IM.

ING VP VALUE OPPORTUNITY PORTFOLIO

The Portfolio is managed by a team of ING IM equity investment specialists led by William F. Coughlin, Portfolio Manager joined ING IM in April 2003. Prior to joining ING IM, Mr. Coughlin was Chief Investment Officer and a principal of Delta Capital Management LLC since 1998. Before joining Delta Capital Management LLC, he was a Managing Director at Scudder Kemper Investments, and its predecessor firm, Dreman Value Advisors.

ING VP INTERMEDIATE BOND PORTFOLIO

The Portfolio has been managed by a team of investment professionals led by James B. Kauffmann since October 2002. Mr. Kauffmann has been with ING IM since 1996 and has over 18 years of experience. Prior to joining ING IM, he was a senior fixed income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

ING VP INTERNATIONAL EQUITY PORTFOLIO

The Portfolio is managed by a team of ING IM investment specialists.

STRATEGIC ALLOCATION PORTFOLIOS

ING VP STRATEGIC ALLOCATION BALANCED, ING VP STRATEGIC ALLOCATION GROWTH, AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIOS

ING VP Strategic Allocation Portfolios are managed by Mary Ann Fernandez. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds, she is also involved in the management and marketing of certain equity strategies managed by ING IM. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Management of the Portfolios       29

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

PORTFOLIO EARNINGS AND YOUR TAXES

Each Portfolio, except ING VP Growth and Income Portfolio and ING VP Intermediate Bond Portfolio, declare and pay dividends and capital gains distributions, if any, on an annual basis usually in June. ING VP Growth and Income and ING VP Intermediate Bond Portfolios declare and pay dividends and capital gains distributions, if any, on a semi-annual basis. To comply with federal tax regulations, the Portfolios, except ING VP Growth and Income and ING VP Intermediate Bond Portfolios, may also pay an additional capital gains distribution, unusually in June.

If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code of 1986, as amended ("Code"), each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the separate accounts to comply with regulations under Section 817(h) of the Code, each Portfolio intends to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each separate account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also occur.

Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE POLICY OR CONTRACT PROSPECTUS.


 30      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All variable portfolios involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Portfolios may invest and certain of the investment practices that the Portfolios may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Portfolios named below may invest in these securities or use these techniques as part of a Portfolio's principal investment strategy. However, the Adviser or Sub-Adviser of any Portfolio may also use investment techniques or make investments in securities that are not a part of the Portfolio's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Portfolios that engage in the described strategy as a principal strategy. For these Portfolios, the risk associated with the strategy is a principal risk. Other Portfolios may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Portfolio.

INVESTMENTS IN FOREIGN SECURITIES (ALL PORTFOLIOS). There are certain risks in owning foreign securities including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of portfolios or other assets of the Portfolios, including the withholding of dividends.

Each Portfolio that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Portfolio assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Portfolio.

The risks in investing in foreign securities may be greater for emerging markets investments.

EMERGING MARKETS INVESTMENTS (ING VP INTERMEDIATE BOND PORTFOLIO AND ING VP INTERNATIONAL EQUITY PORTFOLIO). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES (ALL PORTFOLIOS). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to a Portfolio.

HIGH YIELD DEBT SECURITIES (ALL PORTFOLIOS EXCEPT ING VP GROWTH AND INCOME PORTFOLIO, ING VP GROWTH PORTFOLIO, ING VP VALUE OPPORTUNITY PORTFOLIO AND ING VP INTERNATIONAL EQUITY PORTFOLIO). High-yield debt securities are fixed income securities rated below BBB- by S&P or Baa3 by Moody's or, if unrated, considered by the Adviser or Sub-Adviser to be of comparable quality. Investments in high yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse



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                                           More Information About Risks       31
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economic downturns or individual corporate developments. High yield debt securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield debt securities.

CORPORATE DEBT SECURITIES (ING VP BALANCED PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO, ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of a Portfolio's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for debt securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

CONVERTIBLE SECURITIES (ALL PORTFOLIOS EXCEPT ING VP VALUE OPPORTUNITY PORTFOLIO AND ING VP INTERMEDIATE BOND PORTFOLIO). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Portfolio may be required to redeem or convert a convertible security before the holder would otherwise choose.

MORTGAGE-RELATED SECURITIES (ING VP BALANCED PORTFOLIO, ING VP GROWTH AND INCOME PORTFOLIO, ING VP GROWTH PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO, ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Portfolio. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (ALL PORTFOLIOS EXCEPT ING VP VALUE OPPORTUNITY
PORTFOLIO). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Portfolios do not invest in these types of derivatives, and some do, so please check the description of a Portfolio's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which a Portfolio may invest include futures and options and swaps.

FUTURES CONTRACTS AND OPTIONS (ALL PORTFOLIOS). The Portfolios may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Portfolios also may use



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these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Portfolio as a whole, it adds to the Portfolio's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (ING VP BALANCED PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO, ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO). The Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Those Portfolios eligible to enter into swaps are not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with that Portfolio's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser incorrectly forecasts such change, a Portfolio's performance would be less than if the Portfolio had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Portfolio's loss will consist of the net amount of contractual payments that a Portfolio has not yet received. The Adviser will monitor the creditworthiness of counterparties to a Portfolio's swap transactions on an ongoing basis.

OTHER INVESTMENT COMPANIES (ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO, ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO). To the extent permitted by the Investment Company Act of 1940, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETF's include: (i) an active trading market for an ETF's shares may not develop or be maintained or
(ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

PORTFOLIO TURNOVER (ALL PORTFOLIOS EXCEPT ING VP INTERNATIONAL EQUITY PORTFOLIO). Each Portfolio is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Portfolio, including brokerage commissions and other transaction costs, which may have an adverse affect on the performance of the Portfolio.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. (ALL PORTFOLIOS EXCEPT ING VP INTERMEDIATE BOND PORTFOLIO AND ING VP INTERNATIONAL EQUITY
PORTFOLIO). Investments in small-and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.



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                                           More Information About Risks       33
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LENDING PORTFOLIO SECURITIES (ALL PORTFOLIOS).  In order to generate additional income, each Portfolio may lend portfolio securities in an amount up to 33 1/3% of total Portfolio assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When a Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

U.S. GOVERNMENT SECURITIES (ING VP BALANCED, ING VP INTERMEDIATE BOND, AND ING VP STRATEGIC ALLOCATION PORTFOLIOS). Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

OTHER RISKS

MANAGEMENT RISK. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Portfolio of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Portfolio anticipates unusual market or other conditions, each Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Portfolio invests defensively, it likely will not achieve its investment objective.

BORROWING. A Portfolio may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of securities or the net asset value of a Portfolio, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Portfolio might have to sell securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Portfolio depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Portfolio's yield; however, such transactions also increase a Portfolio's risk to capital and may result in a shareholder's loss of principal.

OTHER INVESTMENT COMPANIES. To the extent permitted by the Investment Company Act of 1940, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

SHORT SALES. A short sale is the sale by the Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss.

A Portfolio (other than VP Global Science and Technology Portfolio) will not make short sales of securities, other than



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short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Portfolio, as described in the Prospectuses and SAI.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Portfolio commits to purchase a security at a future date, and then the Portfolio pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Portfolio will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. Certain Portfolios may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Portfolio's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. Each Portfolio may invest in restricted and illiquid securities. If a security is illiquid, the Portfolio might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INITIAL PUBLIC OFFERINGS ("IPOS"). IPOs and offerings by companies that have recently gone public have the potential to produce substantial gains for a Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs. Stocks of some newly-public companies may decline shortly after the initial public offerings.

RULE 144A SECURITIES. Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Portfolio considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

INVESTMENT BY FUNDS OF FUNDS. Certain Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, the Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Sub-Adviser will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio and funds of funds as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Portfolio's Class I shares' financial performance for the past five years or, if shorter, the period of the operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions) but do not reflect charges and expenses attributable to any insurance product; total returns would be lower if they did. A report of each Portfolio's independent registered public accounting firm along with each Portfolio's financial statements, is included in the Portfolio's annual report, which is incorporated by reference into the SAI and is available upon request.

The ADV Class shares of the Portfolios had not commenced operations as of the date of this Prospectus. Financial highlights for Class I shares are presented for these Portfolios.

 36      Financial Highlights

FINANCIAL HIGHLIGHTS                                   ING VP BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                        CLASS I
                                                                     ----------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------------
                                                                      2004      2003      2002      2001      2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                10.73     12.09     13.40     15.57
 Income from investment operations:
 Net investment income                                         $                 0.25      0.25      0.31      0.43
 Net realized and unrealized gain on investments               $                 1.76     (1.49)    (0.87)    (0.49)
 Total from investment operations                              $                 2.01     (1.24)    (0.56)    (0.06)
 Less distributions from:
 Net investment income                                         $                 0.24      0.12      0.28      0.46
 Net realized gains on investments                             $                   --        --      0.47      1.65
 Total distributions                                           $                 0.24      0.12      0.75      2.11
 Net asset value, end of period                                $                12.50     10.73     12.09     13.40
 TOTAL RETURN(1)                                               %                18.87    (10.31)    (4.21)    (0.56)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                          $                1,375     1,223     1,591     1,777
 Ratios to average net assets:
 Expenses                                                      %                 0.60      0.60      0.59      0.59
 Net investment income                                         %                 2.04      2.00      2.46      2.72
 Portfolio turnover rate                                       %                  333       345       167       182

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING VP Balanced Portfolio       37

ING VP GROWTH AND INCOME PORTFOLIO                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                        CLASS I
                                                                     ----------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------------
                                                                      2004      2003      2002      2001      2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                14.50     19.54     24.12     30.69
 Income from investment operations:
 Net investment income                                         $                 0.16      0.16      0.14      0.17
 Net realized and unrealized gain on investments               $                 3.62     (5.04)    (4.58)    (3.46)
 Total from investment operations                              $                 3.78     (4.88)    (4.44)    (3.29)
 Less distributions from:
 Net investment income                                         $                   --      0.16      0.14      0.16
 Net realized gains on investments                             $                   --        --        --      3.12
 Total distributions                                           $                   --      0.16      0.14      3.28
 Net asset value, end of period                                $                18.28     14.50     19.54     24.12
 TOTAL RETURN(1)                                               %                26.07    (24.99)   (18.40)   (10.97)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                          $                3,795     3,525     5,639     7,797
 Ratios to average net assets:
 Expenses                                                      %                 0.60      0.59      0.59      0.58
 Net investment income                                         %                 0.95      0.83      0.62      0.55
 Portfolio turnover rate                                       %                  150       246       185       149

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

 38      ING VP Growth and Income Portfolio

FINANCIAL HIGHLIGHTS                                     ING VP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                        CLASS I
                                                                    -----------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                    -----------------------------------------------
                                                                     2004      2003      2002      2001      2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $                6.85      9.64     14.99     17.32
 Income from investment operations:
 Net investment income (loss)                                   $                0.01     (0.01)    (0.01)     0.01
 Net realized and unrealized gain (loss) on investments         $                2.07     (2.78)    (3.87)    (2.02)
 Total from investment operations                               $                2.08     (2.79)    (3.88)    (2.01)
 Less distributions from:
 Net investment income                                          $                  --        --      0.01      0.01
 Net realized gains on investments                              $                  --        --      1.46      0.31
 Total distributions                                            $                  --        --      1.47      0.32
 Net asset value, end of period                                 $                8.93      6.85      9.64     14.99
 TOTAL RETURN(1):                                               %               30.36    (28.94)   (27.06)   (11.95)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $             224,330   181,029   305,624   460,578
 Ratios to average net assets:
 Expenses                                                       %                0.71      0.72      0.70      0.70
 Net investment loss                                            %                0.13     (0.06)    (0.08)     0.06
 Portfolio turnover rate                                        %                 162       241       216       179

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING VP Growth Portfolio       39

ING VP VALUE OPPORTUNITY PORTFOLIO                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                          CLASS I
                                                                    ---------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                    ---------------------------------------------------
                                                                     2004       2003       2002       2001       2000
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $                 9.77      13.25      15.34      16.42
 Income from investment operations:
 Net investment income                                          $                 0.10       0.04       0.03       0.07
 Net realized and unrealized gain (loss) on investments         $                 2.29      (3.47)     (1.43)      1.49
 Total from investment operations                               $                 2.39      (3.43)     (1.40)      1.56
 Less distributions from:
 Net investment income                                          $                 0.08       0.05       0.05       0.03
 Net realized gains on investments                              $                   --         --       0.64       2.61
 Total distributions                                            $                 0.08       0.05       0.69       2.64
 Net asset value, end of period                                 $                12.08       9.77      13.25      15.34
 TOTAL RETURN(1):                                               %                24.59     (25.96)     (9.62)     10.19
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $              257,448    211,470    219,287    116,029
 Ratios to average net assets:
 Expenses                                                       %                 0.70       0.72       0.71       0.75
 Net investment income                                          %                 0.91       0.51       0.54       0.58
 Portfolio turnover rate                                        %                  251        304        185        171

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

 40      ING VP Value Opportunity Portfolio

FINANCIAL HIGHLIGHTS                          ING VP INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                           CLASS I
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                              2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $                          13.53          12.95          12.61          12.17
 Income from investment operations:
 Net investment income                              $                           0.56           0.45           0.59           0.79
 Net realized and unrealized gain on investments    $                           0.29           0.63           0.51           0.37
 Total from investment operations                   $                           0.85           1.08           1.10           1.16
 Less distributions from:
 Net investment income                              $                           0.11           0.43           0.65           0.72
 Net realized gains on investments                  $                           0.12           0.07           0.11             --
 Total distributions                                $                           0.23           0.50           0.76           0.72
 Net asset value, end of period                     $                          14.15          13.53          12.95          12.61
 TOTAL RETURN(1)                                    %                           6.30           8.33           8.75           9.64
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $                      1,126,442      1,205,958      1,023,563        711,211
 Ratios to average net assets:
 Expenses                                           %                           0.50           0.49           0.50           0.50
 Net investment income                              %                           3.77           3.50           5.06           6.29
 Portfolio turnover rate                            %                            521            565            219            334
---------------------------------------------------------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING VP Intermediate Bond Portfolio       41

ING VP INTERNATIONAL EQUITY PORTFOLIO                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                     CLASS I
                                                                    ------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------
                                                                     2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $              5.78     7.90    10.40    15.92
 Income from investment operations:
 Net investment income (loss)                                   $              0.06     0.03     0.02    (0.02)
 Net realized and unrealized gain (loss) on investments         $              1.78    (2.13)   (2.51)   (3.17)
 Total from investment operations                               $              1.84    (2.10)   (2.49)   (3.19)
 Less distributions from:
 Net investment income                                          $              0.07     0.02     0.01     0.01
 Net realized gains on investments                              $                --       --       --     2.32
 Total distributions                                            $              0.07     0.02    (0.01)    2.33
 Net asset value, end of period                                 $              7.55     5.78     7.90    10.40
 TOTAL RETURN(1):                                               %             32.05   (26.68)  (23.88)  (20.33)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $            40,537   28,917   48,652   52,210
 Ratio to average net assets:
 Net expenses after expense reimbursement(2)                    %              1.15     1.15     1.15     1.15
 Gross expenses prior to expense reimbursement                  %              1.38     1.46     1.26     1.34
 Net investment income after expense reimbursement(2)           %              1.04     0.40     0.23    (0.18)
 Portfolio turnover rate                                        %                85      266      229      212

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year are not annualized.

(2) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 42      ING VP International Equity Portfolio

FINANCIAL HIGHLIGHTS              ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which has been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                           CLASS I
                                                                     ---------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------
                                                                      2004       2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $                  10.86      12.31      13.58      13.77
 Income from investment operations:
 Net investment income                                         $                   0.18       0.20       0.29       0.35
 Net realized and unrealized gain (loss) on investments        $                   1.92      (1.36)     (1.23)     (0.29)
 Total from investment operations                              $                   2.10      (1.16)     (0.94)      0.06
 Less distributions from:
 Net investment income                                         $                   0.18       0.29       0.33       0.09
 Net realized gains on investments                             $                     --         --         --       0.16
 Total distributions                                           $                   0.18       0.29       0.33       0.25
 Net asset value, end of year                                  $                  12.78      10.86      12.31      13.58
 TOTAL RETURN(1)                                               %                  19.47      (9.54)     (6.99)      0.41
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $                208,837    158,169    181,296    189,109
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)                   %                   0.70       0.70       0.70       0.70
 Gross expenses prior to expense reimbursement                 %                   0.74       0.77       0.74       0.75
 Net investment income after expense reimbursement(2)          %                   1.75       1.71       2.39       2.53
 Portfolio turnover rate                                       %                    278        267        195        213

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                         ING VP Strategic Allocation Balanced Portfolio       43

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                           CLASS I
                                                                     ---------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------
                                                                      2004       2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $                  10.81      12.75      14.65      14.92
 Income from investment operations:
 Net investment income                                         $                   0.15       0.13       0.20       0.23
 Net realized and unrealized gain (loss) on investments        $                   2.47      (1.87)     (1.88)     (0.32)
 Total from investment operations                              $                   2.62      (1.74)     (1.68)     (0.09)
 Less distributions from:
 Net investment income                                         $                   0.11       0.20       0.22       0.06
 Net realized gains on investments                             $                     --         --         --       0.12
 Total distributions                                           $                   0.11       0.20       0.22       0.18
 Net asset value, end of year                                  $                  13.32      10.81      12.75      14.65
 TOTAL RETURN(1)                                               %                  24.34     (13.76)    (11.54)     (0.67)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $                219,260    165,733    197,038    216,319
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)                   %                   0.75       0.75       0.74       0.75
 Gross expenses prior to expense reimbursement                 %                   0.74       0.77       0.74       0.75
 Net investment income after expense reimbursement(2)          %                   1.32       1.14       1.58       1.59
 Portfolio turnover rate                                       %                    232        271        247        215

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 44      ING VP Strategic Allocation Growth Portfolio

FINANCIAL HIGHLIGHTS                ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

The information in the table below has been derived from the Portfolio's financial statements, which has been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                           CLASS I
                                                                     ---------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------
                                                                      2004       2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $                  11.09      11.99      12.84      12.49
 Income from investment operations:
 Net investment income                                         $                   0.25       0.27       0.38       0.49
 Net realized and unrealized gain (loss) on investments        $                   1.25      (0.78)     (0.68)      0.11
 Total from investment operations                              $                   1.50      (0.51)     (0.30)      0.60
 Less distributions from:
 Net investment income                                         $                   0.28       0.39       0.46       0.11
 Net realized gain on investments                              $                     --         --       0.09       0.14
 Total distributions                                           $                   0.28       0.39       0.55       0.25
 Net asset value, end of year                                  $                  12.31      11.09      11.99      12.84
 TOTAL RETURN(1)                                               %                  13.65      (4.34)     (2.37)      4.81
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $                135,628    120,615    129,998    128,379
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)                   %                   0.65       0.65       0.65       0.65
 Gross expenses prior to expense reimbursement                 %                   0.74       0.77       0.76       0.76
 Net investment income after expense reimbursement(2)          %                   2.18       2.36       3.30       3.81
 Portfolio turnover rate                                       %                    332        248        155        180

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                           ING VP Strategic Allocation Income Portfolio       45

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE PORTFOLIOS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent registered public accounting firm's reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other
Portfolio information. To make shareholder inquiries:

ING VP PORTFOLIOS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the ING VP Portfolio's SEC file number. The file numbers are as follows:

ING Strategic Allocation Portfolios, Inc.       811-8934
  ING VP Strategic Allocation Balanced
    Portfolio
  ING VP Strategic Allocation Growth Portfolio
  ING VP Strategic Allocation Income Portfolio
ING Variable Funds                              811-2514
  ING VP Growth and Income Portfolio
ING Variable Portfolios, Inc.                   811-7651
  ING VP Growth Portfolio
  ING VP International Equity Portfolio
  ING VP Value Opportunity Portfolio
ING VP Balanced Portfolio, Inc.                 811-5773
ING VP Intermediate Bond Portfolio              811-2361
ING VP Money Market Portfolio                   811-2565

  [ING FUNDS LOGO]                          VPSPROS0405-043005

       PROSPECTUS

[COMPASS PHOTO]

       April 30, 2005



       Class I

                                                 ING VARIABLE PRODUCT FUNDS

                                                 DOMESTIC EQUITY AND INCOME
                                                 PORTFOLIOS


                                                 ING VP Balanced Portfolio


                                                 ING VP Growth and Income
                                                 Portfolio



                                                 DOMESTIC EQUITY GROWTH
                                                 PORTFOLIOS

                                                 ING VP Growth Portfolio
                                                 ING VP Small Company Portfolio

                                                 DOMESTIC EQUITY INDEX
                                                 PORTFOLIOS
                                                 ING VP Index Plus LargeCap
                                                 Portfolio
                                                 ING VP Index Plus MidCap
                                                 Portfolio
                                                 ING VP Index Plus SmallCap
                                                 Portfolio

                                                 DOMESTIC EQUITY VALUE PORTFOLIO
                                                 ING VP Value Opportunity
                                                 Portfolio

                                                 FIXED INCOME PORTFOLIOS

                                                 ING VP Intermediate Bond
                                                 Portfolio

                                                 ING VP Money Market Portfolio


                                                 GLOBAL AND INTERNATIONAL EQUITY
                                                 PORTFOLIOS


                                                 ING VP Global Science and
                                                 Technology Portfolio


                                                 ING VP International Equity
                                                 Portfolio


                                                 STRATEGIC ALLOCATION PORTFOLIOS

                                                 ING VP Strategic Allocation
                                                 Balanced Portfolio


                                                 ING VP Strategic Allocation
                                                 Growth Portfolio


                                                 ING VP Strategic Allocation
                                                 Income Portfolio



       This Prospectus contains important information about investing in Class I shares of certain ING Portfolios. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.


                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




These pages contain a description of each of our Portfolios included in this Prospectus, including each Portfolio's investment objective, investment strategy and risks.


[MONEY GRAPHIC]
         HOW THE
         PORTFOLIO HAS
         PERFORMED



You'll also find:

HOW THE PORTFOLIO HAS PERFORMED. A chart that shows each Portfolio's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




Each Portfolio is intended to be the funding vehicle for variable annuity contracts, variable life insurance policies and pension plans to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of each Portfolio. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy holders. SHARES OF THE PORTFOLIOS ARE NOT OFFERED DIRECTLY TO THE GENERAL PUBLIC.

WHAT YOU PAY TO INVEST.
Information about the Portfolios' management fees and expenses the Portfolios pay. You'll find further details about the fees associated with your annuity contract or life insurance policy in the accompanying product prospectus or offering memorandum. Please read these documents carefully and keep them for future reference.


    INTRODUCTION TO THE PORTFOLIOS                            1
    PORTFOLIOS AT A GLANCE                                    2
    DOMESTIC EQUITY AND INCOME PORTFOLIOS
    ING VP Balanced Portfolio                                 4
    ING VP Growth and Income Portfolio                        6



    DOMESTIC EQUITY GROWTH PORTFOLIOS
    ING VP Growth Portfolio                                   8
    ING VP Small Company Portfolio                           10



    DOMESTIC EQUITY INDEX PORTFOLIOS
    ING VP Index Plus LargeCap Portfolio                     12
    ING VP Index Plus MidCap Portfolio                       14
    ING VP Index Plus SmallCap Portfolio                     16



    DOMESTIC EQUITY VALUE PORTFOLIO
    ING VP Value Opportunity Portfolio                       18



    FIXED INCOME PORTFOLIOS
    ING VP Intermediate Bond Portfolio                       20
    ING VP Money Market Portfolio                            22



    GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS
    ING VP Global Science and Technology Portfolio           24
    ING VP International Equity Portfolio                    26



    STRATEGIC ALLOCATION PORTFOLIOS                          28
    ING VP Strategic Allocation Balanced Portfolio           32
    ING VP Strategic Allocation Growth Portfolio             33
    ING VP Strategic Allocation Income Portfolio             34



    WHAT YOU PAY TO INVEST                                  36
    INFORMATION FOR INVESTORS                               38
    MANAGEMENT OF THE PORTFOLIOS                            40
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      43
    MORE INFORMATION ABOUT RISKS                            44
    FINANCIAL HIGHLIGHTS                                    49
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                  INTRODUCTION TO THE PORTFOLIOS

--------------------------------------------------------------------------------


 Risk is the potential that your investment will lose money or not earn as much as you hope. All Portfolios have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Portfolios. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

                               [TELEPHONE GRAPHIC]

 If you have any questions about the Portfolios, please call your investment professional or us at 1-800-992-0180.


THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.


DOMESTIC EQUITY AND INCOME PORTFOLIOS



  ING's Domestic Equity and Income Portfolios seek income and growth of capital.



  They may suit you if you:



  - want both regular income and the potential for capital appreciation; and


  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth, Domestic Equity Index or Domestic Equity Value Portfolios.


DOMESTIC EQUITY GROWTH PORTFOLIOS

  ING's Domestic Equity Growth Portfolios seek long-term growth by investing primarily in domestic equities.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and

  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY INDEX PORTFOLIOS

  ING's Domestic Equity Index Portfolios seek to outperform the total return performance of predetermined indices.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY VALUE PORTFOLIO

  ING VP Value Opportunity Portfolio seeks capital appreciation.

  The Portfolio may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept risk in exchange for the potential for long-term capital appreciation.

FIXED INCOME PORTFOLIOS


  ING offers both a bond portfolio and a money market portfolio.



  ING VP Intermediate Bond Portfolio may suit you if you:


  - want greater income potential than a money market fund; and

  - are willing to accept more risk than a money market fund.

  ING VP Money Market Portfolio may suit you if you:

  - seek high current return, consistent with the preservation of capital and liquidity.


GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS



  ING VP Global Science and Technology Portfolio seeks long-term growth by investing primarily in foreign and domestic equities of science and technology companies. ING VP International Equity Portfolio seeks long-term growth by investing primarily in foreign equities.



  They may suit you if you:



  - are investing for the long-term -- at least several years;


  - are looking for exposure to international markets; and


  - are willing to accept higher risk in exchange for the potential for long-term growth.


STRATEGIC ALLOCATION PORTFOLIOS

  ING's Strategic Allocation Portfolios are asset allocation Portfolios that have been designed for investors with different investment goals. They generally seek capital appreciation and/or total return.

  They may suit you if you:

  - are investing for the long-term -- at least five years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                          Introduction to the Portfolios       1

PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Portfolio. It is designed to help you understand the differences between the Portfolios, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, strategies and risks, which begin on page 4.


                  PORTFOLIO                                              INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
DOMESTIC          ING VP Balanced Portfolio, Inc.                        Maximize investment return
EQUITY AND        Adviser: ING Investments, LLC                          with reasonable safety of
INCOME            Sub-Adviser: ING Investment Management Co.             principal
PORTFOLIOS

                  ING VP Growth and Income Portfolio                     Maximize total return
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Co.


DOMESTIC          ING VP Growth Portfolio                                Growth of capital
EQUITY GROWTH     Adviser: ING Investments, LLC
PORTFOLIOS        Sub-Adviser: ING Investment Management Co.

                  ING VP Small Company Portfolio                         Growth of capital
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Co.


DOMESTIC          ING VP Index Plus LargeCap Portfolio                   Outperform the total return
EQUITY INDEX      Adviser: ING Investments, LLC                          performance of the Standard &
PORTFOLIOS        Sub-Adviser: ING Investment Management Co.             Poor's 500 Composite Stock
                                                                         Price Index ("S&P 500 Index")

                  ING VP Index Plus MidCap Portfolio                     Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: ING Investment Management Co.             Poor's MidCap 400 Index ("S&P
                                                                         MidCap 400 Index")

                  ING VP Index Plus SmallCap Portfolio                   Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: ING Investment Management Co.             Poor's SmallCap 600 Index
                                                                         ("S&P SmallCap 600 Index")


DOMESTIC          ING VP Value Opportunity Portfolio                     Growth of capital
EQUITY VALUE      Adviser: ING Investments, LLC
PORTFOLIO         Sub-Adviser: ING Investment Management Co.


FIXED INCOME      ING VP Intermediate Bond Portfolio                     Maximize total return
PORTFOLIOS        Adviser: ING Investments, LLC                          consistent with reasonable
                  Sub-Adviser: ING Investment Management Co.             risk

                  ING VP Money Market Portfolio                          High current return,
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: ING Investment Management Co.             preservation of capital and
                                                                         liquidity


GLOBAL AND        ING VP Global Science and Technology Portfolio         Long-term capital appreciation
INTERNATIONAL     Adviser: ING Investments, LLC
EQUITY            Sub-Adviser: BlackRock Advisors, Inc.

                  ING VP International Equity Portfolio                  Long-term capital growth
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Co.


STRATEGIC         ING VP Strategic Allocation Balanced Portfolio         Total return (i.e., income and
ALLOCATION        Adviser: ING Investments, LLC                          capital appreciation, both
PORTFOLIOS        Sub-Adviser: ING Investment Management Co.             realized and unrealized)

                  ING VP Strategic Allocation Growth Portfolio           Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Co.

                  ING VP Strategic Allocation Income Portfolio           Total return consistent with
                  Adviser: ING Investments, LLC                          preservation of capital
                  Sub-Adviser: ING Investment Management Co.


 2      Portfolios at a Glance

                                                          PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have above-average growth potential.                   investment in equity securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have growth potential.                                 investment in growth- oriented equity securities.


Equity securities of small-sized U.S. companies           Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.


Equity securities included in the S&P 500 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 400 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 600 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities and small-sized companies.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.


Investment grade debt securities with a minimum           Credit, interest rate, repayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit risk during economic downturns.
ranging between five and ten years.


High quality, U.S. dollar-denominated short-term          Credit, interest rate and other risks that accompany an
debt securities.                                          investment in U.S. dollar-denominated short-term debt
                                                          securities.


Equity securities of companies in the science and         Price volatility and other risks that accompany an
technology sectors.                                       investment in equity securities and maintaining a
                                                          non-diversified portfolio focusing on companies engaged in the science and technology sectors.


Equity securities and equity equivalents                  Price volatility and other risks that accompany an
principally traded outside of the U.S.                    investment in foreign equities. Sensitive to currency
                                                          exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Portfolios at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP BALANCED PORTFOLIO                          ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgement of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio seeks total return consisting of capital appreciation and current income.

Under normal market conditions, the Portfolio allocates its assets between the following asset classes:

- Equities, such as common and preferred stocks;

- Debt, such as bonds, mortgage-related and other asset-backed securities;

- U.S. Government securities; and

- Money market instruments.

The Sub-Adviser typically maintains approximately 60% of the Portfolio's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on the Sub-Adviser's view of the relative attractiveness of each asset class. In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Portfolio.


In managing the equity component of the Portfolio, the Sub-Adviser attempts to achieve the Portfolio's investment objective by overweighting those stocks in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index.



In managing the debt component, the Sub-Adviser focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide the security selection process. Although the Portfolio may invest a portion of its assets in high yield (high risk) debt securities rated below BBB- by Standard & Poor's ("S&P") or Baa3 by Moody's Investors Services, Inc ("Moody's"), the Portfolio will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio maturity of the Portfolio will generally range between three and ten years. The Portfolio may also invest in foreign debt securities and derivatives.



The Portfolio may invest in convertible securities. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

ALLOCATION RISK -- the success of the Portfolio's strategy depends on the Sub-Adviser's skill in allocating Portfolio assets between equities and debt and in choosing investments within those categories. Because the Portfolio's assets are allocated between equities and fixed income securities, the Portfolio may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.


INTEREST RATE RISK -- fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income securities.


FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


MORTGAGE-RELATED SECURITIES -- the price of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.


U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (GNMA). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.


DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio. HIGH-YIELD DEBT SECURITIES -- high-yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 4      ING VP Balanced Portfolio

                                                       ING VP BALANCED PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
27.23     15.17    22.49    16.93    13.60   (0.56)   (4.21)   (10.31)   18.87

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:

                               quarter     :     %


                               quarter     :     %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of two broad measures of market performance -- the S&P 500 Index and the Lehman Brothers Aggregate Bond Index ("LBAB Index").



                                                                    1 YEAR     5 YEARS    10 YEARS
Class I Return                                                  %
S&P 500 Index (reflects no deduction for fees or
  expenses)(1)                                                  %
LBAB Index (reflects no deduction for fees or expenses)(2)      %
Composite Index (reflects no deduction for fees or
  expenses)(3)                                                  %


(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(3) The Composite Index consists of 60% S&P 500 Index and 40% LBAB.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING VP Balanced Portfolio       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP GROWTH AND INCOME PORTFOLIO                 ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both.

The Sub-Adviser may invest principally in common stocks having significant potential for capital appreciation, or may purchase common stocks principally for their income potential through dividends and option writing, or may acquire securities having a mix of these characteristics.


The Sub-Adviser utilizes a multi-manager approach for portfolio construction. Both the Senior Portfolio Managers and all of the Sector Analysts on the team participate in the process, with the Sector Analysts determining the security selection for each of their sectors for a dedicated portion of the overall portfolio. The Senior Portfolio Managers are responsible for the balance of the portfolio, including management of the portfolio's overall risk profile. In managing the Portfolio, the Sub-Adviser:


- Emphasizes stocks of larger companies.


- Looks to strategically invest the Portfolio's assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers, depending upon market conditions.



- Utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.



The Portfolio may invest in derivative instruments. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.


MARKET TRENDS -- although the Sub-Adviser emphasizes large-cap securities, to the extent the Portfolio is diversified across asset classes, it may not perform as well as less diversified portfolios when large-cap securities are in favor.


FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 6      ING VP Growth and Income Portfolio

                                              ING VP GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
32.25     24.46    29.89    14.49    17.42   (10.97)  (18.40)  (24.99)   26.07

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").



                                                                    1 YEAR    5 YEARS   10 YEARS
Class I Return                                                  %
S&P 500 Index (reflects no deduction for fees or
expenses)(1)                                                    %


(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING VP Growth and Income Portfolio       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP GROWTH PORTFOLIO                            ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing the Portfolio, the Sub-Adviser:

- Emphasizes stocks of larger companies, although the Portfolio may invest in companies of any size.


- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in business momentum but whose perceived value is not reflected in the stock price.


- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

The Portfolio may invest in derivative instruments and foreign securities. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others.


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in small-and mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.


GROWTH INVESTING -- growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 8      ING VP Growth Portfolio

                                                         ING VP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   33.01    37.68    34.97   (11.95)  (27.06)  (28.94)   30.36

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.



            Best and worst quarterly performance during this period:

      quarter     :        %
      quarter     :        %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Russell 1000 Growth Index.


                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return                                                  %
Russell 1000 Growth Index (reflects no deduction for fees or
expenses)(2)                                                    %                                  (3)



(1) Class I shares commenced operations on December 13, 1996.


(2) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.


(3) The Index return for Class I shares is for the period beginning December 1, 1996.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING VP Growth Portfolio       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP SMALL COMPANY PORTFOLIO                     ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities of companies with smaller market capitalizations.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Portfolio invests at least 80% of its assets in common stocks of small-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.



The Sub-Adviser defines small-capitalization companies as companies that are included in the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index") or the Russell 2000 Index at the time of purchase, or if not included in either
Index, have market capitalizations of between $    million and $    billion. The
market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 and Russell 2000 Indices change. At December 31, 2004, the smallest company in the S&P
SmallCap 600 Index had a market capitalization of $    million and the largest
company had a market capitalization of $    billion. At December 31, 2004, the
smallest company in the Russell 2000 Index had a market capitalization of $
million and the largest company had a market capitalization of $    billion.


In managing the Portfolio, the Sub-Adviser:

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.


- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, return on equity and price to equity multiples) of over 2,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.


- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

- May invest, to a limited extent, in foreign stocks.


The Portfolio may invest in derivative instruments. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]


You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.



MARKET TRENDS -- from time to time, the stock market may not favor the mix of growth-oriented and value-oriented securities in which the Portfolio invests. Rather, the market could favor more speculative growth-oriented securities or more value-oriented securities or may not favor equities at all.


SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.


FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.



DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 10      ING VP Small Company Portfolio

                                                  ING VP SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   34.49    1.10     30.85    6.72     4.00    (23.23)   37.47

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.



            Best and worst quarterly performance during this period:

      quarter     :        %
      quarter     :        %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Russell 2000 Index.


                                                                                              10 YEARS
                                                                    1 YEAR    5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return                                                  %
Russell 2000 Index (reflects no deduction for fees or
expenses)(2)                                                    %                                    (3)



(1) Class I shares commenced operations on December 27, 1996.


(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.


(3) The Index return for Class I shares is for the period beginning January 1, 1997.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING VP Small Company Portfolio       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP INDEX PLUS LARGECAP PORTFOLIO               ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks to outperform the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), while maintaining a market level of risk.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio invests at least 80% of its assets in stocks included in the S&P 500 Index. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.



In managing the Portfolio, the Sub-Adviser attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P 500 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Portfolio and that of the S&P 500 in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.


The Portfolio may invest in derivative instruments. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.


MANAGER RISK -- the success of the Portfolio's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.


DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 12      ING VP Index Plus LargeCap Portfolio

                                            ING VP INDEX PLUS LARGECAP PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and the broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   33.89    31.60    24.30   (9.41)   (13.62)  (21.53)   26.14

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.



            Best and worst quarterly performance during this period:

      quarter     :       %
      quarter     :       %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the S&P 500 Index.


                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return                                                  %
S&P 500 Index (reflects no deduction for fees or
expenses)(2)                                                    %                                  (3)



(1) Class I shares commenced operations on September 16, 1996.


(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


(3) The Index returns for Class I shares are for the period beginning October 1, 1996.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING VP Index Plus LargeCap Portfolio       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP INDEX PLUS MIDCAP PORTFOLIO                 ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market level of risk.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Portfolio invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.



The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. At December 31, 2004, the smallest company in the S&P MidCap 400 Index had a market
capitalization of $   million and the largest company had a market
capitalization of $   billion.



In managing the Portfolio, the Sub-Adviser attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P MidCap 400 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Portfolio and that of the S&P MidCap 400 Index in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.


The Portfolio may invest in derivative instruments. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others.


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.



MID-SIZED COMPANIES -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.


MANAGER RISK -- the success of the Portfolio's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.


DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 14      ING VP Index Plus MidCap Portfolio

                                              ING VP INDEX PLUS MIDCAP PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            24.30    15.81    19.91   (1.32)   (12.09)   32.45

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:

                                 quarter     :    %


                                 quarter     :    %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index.



                                                                                              10 YEARS
                                                                    1 YEAR    5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return                                                  %
S&P MidCap 400 Index (reflects no deduction for fees or
expenses)(2)                                                    %                                    (3)



(1) Class I shares commenced operations on December 16, 1997.



(2) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.



(3) The Index return for Class I shares is for the period beginning January 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING VP Index Plus MidCap Portfolio       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP INDEX PLUS SMALLCAP PORTFOLIO               ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a market level of risk.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Portfolio invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.



The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. At December 31, 2004, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $ million and the largest company had a market capitalization of $ billion.



In managing the Portfolio, the Sub-Adviser attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P SmallCap 600 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Portfolio and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.


The Portfolio may invest in derivative instruments. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.


SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.


- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.


MANAGER RISK -- the success of the Portfolio's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.


DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 16      ING VP Index Plus SmallCap Portfolio

                                            ING VP INDEX PLUS SMALLCAP PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                           (1.35)    10.79    9.82     2.41    (13.21)   36.15



(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:

                                                             quarter     :     %


                                                             quarter     :     %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the S&P SmallCap 600 Index.



                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return                                                  %
S&P SmallCap 600 Index (reflects no deduction for fees or
expenses)(2)                                                    %                                 (3)



(1) Class I shares commenced operations on December 19, 1997.



(2) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.



(3) The Index return for Class I shares is for the period beginning January 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING VP Index Plus SmallCap Portfolio       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP VALUE OPPORTUNITY PORTFOLIO                 ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks growth of capital primarily through investment in a diversified portfolio of common stocks.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks.



In managing the Portfolio, the Sub-Adviser may invest in companies of any size, although it tends to invest a majority of its assets in companies with a market capitalization greater than $1 billion. The Sub-Adviser focuses on investing in securities of large companies, which are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1,000 largest companies as measured by equity market capitalization. The market capitalization of large companies will change with market conditions. The equity securities in which the Portfolio may invest include common stocks and ADRs.



Within this universe, the Sub-Adviser uses a disciplined value approach to select investments that the Sub-Adviser considers to be undervalued compared to the overall stock market and whose stock price does not adequately reflect its favorable fundamental characteristics, including a strong financial position, experienced management team, and a leading or growing competitive market position. The Sub-Adviser uses a quantitative screening process and fundamental analysis to determine which undervalued stocks appear to have a catalyst to increase share price. The Sub-Adviser will consider selling a security when company business momentum deteriorate, when price objectives are reached, or when better investment opportunities present themselves.



The Portfolio may invest the remaining 35% of its assets in other types of securities including foreign securities and securities of smaller companies.


The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests in securities of larger companies, which sometimes have more stable prices than small companies. However, the Portfolio may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.



VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.



FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 18      ING VP Value Opportunity Portfolio

                                              ING VP VALUE OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   39.36    22.39    19.58    10.19   (9.62)   (25.96)   24.59

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


(3) Prior to December 29, 2003, the Portfolio operated under a different investment strategy.

            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of three broad measures of market performance -- the Russell 1000 Value Index, the Russell 1000 Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").



                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return                                                  %
Russell 1000 Value Index (reflects no deductions for fees or
  expenses)(2)                                                  %                                 (3)
Russell 1000 Index (reflects no deductions for fees or
  expenses)(4)                                                  %                                 (3)
S&P 500 Index (reflects no deductions for fees or
  expenses)(5)                                                  %                                 (3)



(1) Class I shares commenced operations on December 13, 1996.



(2) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with low price-to-book ratios and low forecasted growth values, which more closely tracks the types of securities in which the Portfolio invests than the S&P 500 Index.



(3) The Index returns for Class I shares are for the period beginning December 1, 1996.



(4) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.



(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING VP Value Opportunity Portfolio       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP INTERMEDIATE BOND PORTFOLIO                 ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Portfolio invests at least 80% of its assets in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated investment grade (for example, rated at least BBB- by Standard & Poor's Rating Group or Baa3 by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.



Although the Portfolio may invest a portion of its assets in high-yield (high risk) debt securities rated below investment grade, the Portfolio will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio maturity of the Portfolio will generally range between three and ten years.



The Portfolio may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt securities of foreign issuers; mortgage- and asset-backed securities; and options and futures contracts involving securities, securities indices and interest rates. The Portfolio may also engage in dollar roll transactions and swap agreements.



The investment process focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide the security selection process.



The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others.


PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.



INTEREST RATE RISK -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income securities.



DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.


CREDIT RISK -- the Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Portfolio may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Portfolio may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.


HIGH-YIELD DEBT SECURITIES -- high yield risk than higher-quality securities including the risks associated with greater debt securities are subject to greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.



DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.



MORTGAGE-RELATED SECURITIES -- the price of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in time of low or declining interest rates, the price of the mortgage-related security may fall.



U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (GNMA). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.



 20      ING VP Intermediate Bond Portfolio

                                              ING VP INTERMEDIATE BOND PORTFOLIO

--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's annual historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.



                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)



The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
18.24     3.60     8.30     8.14    (0.74)    9.64     8.75     8.33     6.30

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.



(3) Effective August 6, 2004, the Portfolio changed its name from ING VP Bond Portfolio to ING VP Intermediate Bond Portfolio.


            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index ("LBAB Index").



                                                                    1 YEAR    5 YEARS   10 YEARS
Class I Return                                                  %
LBAB Index (reflects no deduction for fees or expenses)(1)      %


(1) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                     ING VP Intermediate Bond Portfolio       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP MONEY MARKET PORTFOLIO                      ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide high
current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Portfolio invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include, but are not limited to, U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, repurchase agreements, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.


The Portfolio may lend its portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

It is possible to lose money by investing in the Portfolio. There is no guaranty the Portfolio will achieve its investment objective. Investments in the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike many money market funds, the Portfolio is not managed to maintain a constant net asset value. Instead, the net asset value will change with the value of the investments in the Portfolio.


INTEREST RATE RISK -- money market funds, like the Portfolio, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Portfolio's investments may fall when interest rates rise.



CREDIT RISK -- money market funds, like the Portfolio, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. The Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.



U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including Government National Mortgage Association (GNMA), the Small Business Administration and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including Federal Financing Bank, The Federal Home Loan Banks and the U.S. Postal Services. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation and the Federal Farm Credit Banks, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.


RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations).


FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.


REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by the Portfolio of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.


MORTGAGE-RELATED SECURITIES -- the price of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in time of low or declining interest rates, the price of the mortgage-related security may fall.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 22      ING VP Money Market Portfolio

                                                   ING VP MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                   The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
6.05      5.37     5.47     5.46     5.08     6.38     3.94     1.66     0.92

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)


The table below provides an indication of the risk of investing in the Portfolio by showing how the Portfolio's average annual total returns for different calendar periods compared to the returns of the iMoneyNet First Tier Retail Index and the Money Fund Report Averages(TM)/All Taxable Index.


                                                                  1 YEAR   5 YEARS   10 YEARS
Class I Return                                                  %
iMoneyNet First Tier Retail Index (reflects no deductions
for fees or expenses)(1)                                        %



(1) The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. This index is intended to be the comparative index for the Portfolio.


      To obtain current yield information, please contact 1-800-992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING VP Money Market Portfolio       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO          BlackRock Advisors, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


The Portfolio will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies defined as such by the Standard Industrial Classification ("SIC") Codes. The Portfolio may invest up to 25% of its net assets in stocks of issuers in emerging market countries.



The Portfolio primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock, Initial Public Offerings ("IPOs") and Rule 144A securities. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.



The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the Portfolio's portfolio holdings include: Application Software, IT Consulting & Services, Internet Software and Services, Networking Equipment, Telecom Equipment, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment and Instruments, Semiconductor Equipment, Semiconductors, Aerospace & Defense, Electrical Components & Equipment, Biotechnology, Pharmaceuticals, Healthcare Equipment & Supplies, Healthcare Distribution & Services, Healthcare Facilities, Industrial Gases, Specialty Chemicals, Advanced Materials, Integrated Telecom Services, Alternative Carriers, Wireless Telecommunication Services


The Portfolio generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the Portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.


The Portfolio may invest excess cash in short-term U.S. government securities and other high-quality debt securities for temporary and defensive purposes. It also may invest in derivative instruments, including foreign currency contracts.


The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests in securities of larger companies, which sometimes have more stable prices than small companies. However the Portfolio may also invest in small- and mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SCIENCE AND TECHNOLOGY -- the Portfolio's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Portfolio's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Portfolio to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Portfolio's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.


FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Portfolio invests in emerging market countries, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.



RULE 144A SECURITIES -- Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Portfolio considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets and may lead to less ability to sell those securities.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 24      ING VP Global Science and Technology Portfolio

                                  ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                      (22.96)  (41.28)   45.49

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, Aeltus Investment Management, Inc. served as the investment adviser. Effective January 2, 2004, BlackRock Advisors, Inc. serves as Sub-Adviser to the Portfolio. Prior to January 1, 2004, AIC Asset Management, LLC served as Sub-Adviser to the Portfolio.
(3) Effective February 17, 2004 the Portfolio changed its name from ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio.
(4) Prior to February 17, 2004, the Portfolio operated under a different investment strategy.


            Best and worst quarterly performance during this period:

      quarter     :       %
      quarter     :       %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of two broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Pacific Stock Exchange Technology Index ("PSE Technology Index").



                                                                                     5 YEARS                10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class I Return                                                  %                                              N/A
S&P 500 Index (reflects no deduction for fees or
expenses)(2)                                                    %                          (3)                 N/A
PSE Technology Index (reflects no deduction for fees or
expenses)(4)                                                    %                          (3)                 N/A



(1) Class I shares commenced operations on May 1, 2000.



(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.



(3) The Index returns for Class I shares are for the period beginning May 1, 2000.



(4) The PSE Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index is included as an additional comparative index for Portfolio performance.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                         ING VP Global Science and Technology Portfolio       25

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP INTERNATIONAL EQUITY PORTFOLIO              ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. The Portfolio will not target any given level of current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


At least 65% of the Portfolio's assets will normally be invested in securities of companies of any size principally traded in three or more countries outside of the U.S. These securities may include common stocks as well as securities convertible into common stock.


In managing the Portfolio, the Sub-Adviser looks to:

- Diversify the Portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.


- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for appreciation.


- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.

- Use internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. The Sub-Adviser analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

The Portfolio may employ currency hedging strategies to protect the Portfolio from adverse effects on the U.S. dollar.

The Portfolio may invest in derivative instruments. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in small-and mid-sized companies which may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.


MARKET TRENDS -- from time to time, the stock market may not favor the mix of growth-oriented and value-oriented securities in which the Portfolio invests. Rather, the market could favor more speculative growth-oriented securities or more value-oriented securities.


FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Portfolio invests in emerging market countries, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 26      ING VP International Equity Portfolio

                                           ING VP INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            18.92    51.33   (20.33)  (23.88)  (26.68)   32.05

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.



            Best and worst quarterly performance during this period:

           quarter     :        %
           quarter     :        %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East Index ("MSCI EAFE Index").



                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return                                                  %
MSCI EAFE Index (reflects no deduction for fees or
expenses)(2)                                                    %                                 (3)



(1) Class I shares commenced operations on December 22, 1997.


(2) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.


(3) The Index return for Class I shares is for the period beginning January 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                  ING VP International Equity Portfolio       27

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP STRATEGIC ALLOCATION PORTFOLIOS             ING Investment Management Co.

--------------------------------------------------------------------------------


ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO



ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO


ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO

OBJECTIVES


ING VP Strategic Allocation Balanced Portfolio seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).



ING VP Strategic Allocation Growth Portfolio seeks to provide capital appreciation.


ING VP Strategic Allocation Income Portfolio seeks to provide total return consistent with preservation of capital.

ALLOCATION OPTIONS

The ING VP Strategic Allocation Portfolios are asset allocation funds that have been designed for investors with different investment goals:


- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.


- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

Investors should consult with their investment professional to determine whether an ING VP Strategic Allocation Portfolio is suited to their financial needs, investment time horizon and risk tolerance level.

ALLOCATION STRATEGIES

Under normal market conditions, the Sub-Adviser allocates the assets of each Portfolio, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. The percentage weights of each Portfolio's assets allocated to each such asset class are described in the chart below. The asset allocation limits apply at the time of purchase of a particular security.



     ASSET CLASS
                                                     ING VP                    ING VP                    ING VP
                                                     STRATEGIC                 STRATEGIC                 STRATEGIC
                                                     ALLOCATION                ALLOCATION                ALLOCATION
                                                     BALANCED PORTFOLIO(1)     GROWTH PORTFOLIO          INCOME PORTFOLIO(2)
     EQUITIES
     DOMESTIC STOCKS
     Range                                           0-75%                     10-100%                   0-70%
     INTERNATIONAL STOCKS
     Range                                           0-10%                     0-20%                     0-10%
     FIXED INCOME
     Range                                           0-70%                     0-40%                     0-100%
     MONEY MARKET INSTRUMENTS
     Range                                           0-30%                     0-30%                     0-30%


---------------------
(1)ING VP Strategic Allocation Balanced Portfolio will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)ING VP Strategic Allocation Income Portfolio will invest no more than 35% of its assets in any combination of the following asset sub-classes:
small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

 28      ING VP Strategic Allocation Portfolios

                                          ING VP STRATEGIC ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------

The Sub-Adviser uses a Composite Index as the benchmark index to which it compares the performance of each ING VP Strategic Allocation Portfolio. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index. Each asset class comparative index that is blended into the benchmark Composite Index is described on page 35 of this Prospectus.



     COMPOSITE INDEX
                                                                   MORGAN STANLEY
                                                                   CAPITAL INTERNATIONAL                               91-DAY U.S.
                                                 RUSSELL 3000      EUROPE, AUSTRALASIA AND   LEHMAN BROTHERS           TREASURY
                                                 INDEX             FAR EAST INDEX            AGGREGATE BOND INDEX      BILL RATE
     STRATEGIC ALLOCATION BALANCED COMPOSITE     55%               5%                        35%                       5%
     STRATEGIC ALLOCATION GROWTH COMPOSITE       70%               10%                       20%                       0%
     STRATEGIC ALLOCATION INCOME COMPOSITE       35%               0%                        55%                       10%


To remain consistent with each Portfolio's investment objective and intended level of risk tolerance, the Sub-Adviser has instituted both a benchmark percentage allocation and a Portfolio-level range allocation for each asset class set out above. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Portfolio-level range allows the Sub-Adviser to vary the weightings of each asset class in each Portfolio to take advantage of opportunities as market and economic conditions change.

Each Portfolio's asset allocation may vary from the benchmark allocation (within the permissible range) based on the Sub-Adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The Sub-Adviser may vary each Portfolio's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the Sub-Adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements.

INVESTMENT STRATEGIES

Set out below are the strategies employed by the Sub-Adviser in selecting investments for the ING VP Strategic Allocation Portfolios' equity, fixed-income, and money market securities asset classes. The segment of a Portfolio's assets that may be invested in each asset class are subject to the allocation ranges set out in the chart above.

EQUITY SECURITIES -- DOMESTIC STOCKS


LARGE-CAPITALIZATION STOCKS -- Each Portfolio may invest a segment of its assets in stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies traded in the U.S. and selected by S&P. At December 31, 2004, the market capitalization of the companies included on the S&P 500 Index was in excess of
$    million. In selecting large capitalization stocks for each Portfolio, the
Sub-Adviser attempts to overweight those stocks in the S&P 500 Index that it believes will outperform the Index, and underweight (or avoid altogether) those stocks that it believes will underperform the Index.



SMALL-/MID-CAPITALIZATION STOCKS -- The Portfolios may invest a segment of their assets in small and mid capitalization stocks (typically stocks included in the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400 Index"), the Standard & Poor's SmallCap 600 Composite Stock Price Index ("S&P SmallCap 600 Index"), and the Russell 2500 Index). The S&P MidCap 400 Index and the S&P SmallCap 600 Index measure the performance of the 400 mid-capitalization companies and the 600 small capitalization companies traded in the U.S., respectively, as selected by Standard & Poor's. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The market capitalization range of each Index is reset monthly and will change with market conditions as the range of the companies in each Index changes. At December 31, 2004, the market capitalization of the smallest company in the S&P
MidCap 400 Index was $    million and the largest company had a market
capitalization of $    billion. At December 31, 2004 the market capitalization
of the smallest company in the S&P SmallCap 600 Index was $    million and the
largest company had a market capitalization of $    billion. At December 31,
2004, the market capitalization of the smallest company in the Russell 2500
Index was $    million and the largest company had a market capitalization of
$    billion.



To evaluate which large-, mid- and small-capitalization stocks in which to invest, the Sub-Adviser uses various methods, including, but not limited to internally developed quantitative computer models to evaluate various criteria,


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING VP Strategic Allocation Portfolios       29

ING VP STRATEGIC ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------


such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.


To evaluate which large-, mid- and small-capitalization stocks in which to invest, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.

EQUITY SECURITIES -- INTERNATIONAL STOCKS

The Sub-Adviser may invest a segment of each Portfolio's assets in international stocks. These securities may include common stocks as well as securities convertible into common stocks.

FIXED INCOME SECURITIES


The Sub-Adviser will invest the segment of each Portfolio's assets allocated to fixed-income securities in a diversified portfolio of domestic and foreign fixed-income securities, including, but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated at least BBB- by Standard & Poor's or Baa3 by Moody's or have an equivalent rating from another nationally recognized statistical rating organization, or, if unrated, are of comparable quality. Each Portfolio may also invest in international fixed-income securities and may invest up to 15% of the value of its total assets in high yield (high risk) debt securities rated below investment grade. The dollar-weighted average maturity of the fixed-income segment of the Portfolio's portfolio will generally range between three and ten years.


MONEY MARKET INSTRUMENTS; OTHER INVESTMENTS

MONEY MARKET INSTRUMENTS -- Each Portfolio may invest in high quality money market instruments that the Sub-Adviser believes are appropriate in light of the Portfolio's investment objective. Such instruments may include high quality fixed-income securities denominated in U.S. dollars, with short remaining maturities, repurchase agreements, U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.


OTHER INVESTMENTS -- Each Portfolio may, consistent with its investment objective and allocation strategy, invest in convertible securities, securities of foreign governments and supranational organizations, and municipal bonds, may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Portfolios may use options and futures contracts involving securities, securities indices and interest rates. The Portfolio may also invest in other investment companies, including exchange-traded funds, HOLDRs and SPDRs to the extent permitted by the Investment Company Act of 1940 ("1940 Act").


Each Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

You could lose money on an investment in the Portfolios. The Portfolios may be affected by the following risks, among others:

The success of each Portfolio's strategy depends significantly on the Sub-Adviser's skill in choosing investments and in allocating assets among the different investment classes.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Portfolio will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Portfolio are those generally attributable to stock and bond investing.

STOCKS -- for stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

SMALL-/MID-CAP RISK -- from time to time, the stock market may not favor the small- and mid-capitalization securities in which the Portfolios invest a segment of their assets. Stocks of smaller companies carry higher risks than stocks of larger companies. Smaller companies may lack the management experience, financial resources, and competitive strength of larger companies. Stocks of smaller companies may be subject to wider price fluctuations and tend to be more volatile than stocks of larger companies and can be particularly sensitive to changes in interest rates, borrowing costs and earnings.

FIXED-INCOME SECURITIES -- generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other fixed-income investments.


MORTGAGE-RELATED SECURITIES -- the price of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.



FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and


 30      ING VP Strategic Allocation Portfolios

                                          ING VP STRATEGIC ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------


economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.



HIGH-YIELD DEBT SECURITIES -- high-yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factor difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.


REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by a Portfolio of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines the Portfolio may incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolios could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (GNMA). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to a Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


OTHER INVESTMENT COMPANIES -- The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because each Portfolio may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING VP Strategic Allocation Portfolios       31

ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          18.81    17.57    5.91     10.22    0.41    (6.99)   (9.54)    19.47

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


(3) Effective October 1, 2002, the Portfolio changed its name from ING VP Crossroads Portfolio to ING VP Strategic Allocation Balanced Portfolio.

            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Balanced Composite.



                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return                                                  %
Russell 3000 Index (reflects no deduction for fees or
expenses)(2)                                                    %                                  (3)
Strategic Allocation Balanced Composite (reflects no
deduction for fees or expenses)(4)                              %                                  (3)



(1) Class I shares commenced operations on July 5, 1995.


(2) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.


(3) The Index returns for Class I shares are for the period beginning July 1, 1995.


(4) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

 32      ING VP Strategic Allocation Balanced Portfolio

                                    ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          23.58    19.90    4.30     14.35   (0.67)   (11.54)  (13.76)   24.34

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


(3) Effective October 1, 2002, the Portfolio changed its name from ING VP Ascent Portfolio to ING VP Strategic Allocation Growth Portfolio.

            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Growth Composite.



                                                                                              10 YEARS
                                                                    1 YEAR    5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return                                                  %
Russell 3000 Index (reflects no deduction for fees or
expenses)(2)                                                    %                                    (3)
Strategic Allocation Growth Composite (reflects no deduction
for fees or expenses)(4)                                        %                                    (3)



(1) Class I shares commenced operations on July 5, 1995.


(2) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.


(3) The Index returns for Class I shares are for the period beginning July 1, 1995.


(4) The Strategic Allocation Growth Composite is comprised of the asset class indices correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                           ING VP Strategic Allocation Growth Portfolio       33

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          14.19    14.50    6.94     7.10     4.81    (2.37)   (4.34)    13.65

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


(3) Effective October 1, 2002, the Portfolio changed its name from ING VP Legacy Portfolio to ING VP Strategic Allocation Income Portfolio.

            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of two broad measures of market performance -- the Lehman Brothers Aggregate Bond Index ("LBAB Index") and the Strategic Allocation Income Composite.



                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return                                                  %
LBAB Index (reflects no deduction for fees or expenses)(2)      %                                 (3)
Strategic Allocation Income Composite (reflects no deduction
for fees or expenses)(4)                                        %                                 (3)



(1) Class I shares commenced operations on July 5, 1995.


(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgaged-backed and corporate debt securities.


(3) The Index returns for Class I shares are for the period beginning July 1, 1995.


(4) The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 10% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 15% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

 34      ING VP Strategic Allocation Income Portfolio

                                                               BENCHMARK INDICES
--------------------------------------------------------------------------------


ASSET CLASS                                               ASSET CLASS COMPARATIVE INDICES
--------------------------------------------------------------------------------------------------------------------------
Domestic Stocks                                           The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S.
                                                          equity market.


International Stocks                                      The Morgan Stanley Capital International -- Europe,
                                                          Australasia and Far East Index ("MSCI EAFE Index") is a
                                                          market value-weighted average of the performance of more
                                                          than 900 securities listed on the stock exchange of
                                                          countries in Europe, Australasia and the Far East.

U.S. Dollar Bonds                                         The Lehman Brothers Aggregate Bond Index ("LBAB Index") is a
                                                          widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.


Cash Equivalents                                          Three-month Treasury bills are government-backed short-term investments considered to be relatively risk-free, and
                                                          equivalent to cash because their maturity is only three
                                                          months.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Benchmark Indices       35

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

       The table that follows shows the estimated operating expenses paid each year by each Portfolio. These estimated expenses are based on the expenses paid by the Portfolios in the year 2004. Actual expenses paid by the Portfolios may vary from year to year.



       Your variable annuity contract or variable life insurance policy is a contract between you and the issuing life insurance company. The
Portfolios are not parties to that variable contract, but are merely investment options made available to you by your insurance company under your variable contract. The fees and expenses of the Portfolios are not fixed or specified under the terms of your variable contract. The table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or life insurance policy. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.


SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not applicable.

OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIOS(1)
(AS A % OF AVERAGE NET ASSETS)


                                                                                        TOTAL                         TOTAL
                                                           DISTRIBUTION               PORTFOLIO       WAIVERS          NET
                                               MANAGEMENT    (12B-1)        OTHER     OPERATING  REIMBURSEMENTS(3)  PORTFOLIO
PORTFOLIO                                         FEES         FEES      EXPENSES(2)  EXPENSES    AND RECOUPMENTS   EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
 ING VP Balanced                            %     0.50         N/A
 ING VP Growth and Income                   %     0.50         N/A
 ING VP Growth                              %     0.60         N/A
 ING VP Small Company                       %     0.75         N/A
 ING VP Index Plus LargeCap                 %     0.35         N/A
 ING VP Index Plus MidCap                   %     0.40         N/A
 ING VP Index Plus SmallCap                 %     0.40         N/A
 ING VP Value Opportunity                   %     0.60         N/A
 ING VP Intermediate Bond                   %     0.40         N/A
 ING VP Money Market                        %     0.25         N/A
 ING VP Global Science and Technology       %     0.95         N/A
 ING VP International Equity                %     0.85         N/A
 ING VP Strategic Allocation Balanced       %     0.60         N/A
 ING VP Strategic Allocation Growth         %     0.60         N/A
 ING VP Strategic Allocation Income         %     0.60         N/A


--------------------------------------------------------------------------------


(1) This table shows the estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Portfolio, has agreed for each Portfolio.



(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.



(3) ING Investments, LLC, the investment adviser to each Portfolio, entered into written expense limitation agreements with each Portfolio (except ING VP Balanced, ING VP Growth and Income, ING VP Intermediate Bond and ING VP Money Market Portfolios) under which it will limit expenses of the Portfolios, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupments". For each applicable Portfolio, the expense limits will continue through at least May 1, 2006. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreements within 90 days of the then-current term. In addition, the expense limitation agreements may be terminated by each Company/Trust upon at least 90 days' prior written notice to ING Investments, LLC, or upon termination of an investment management agreement.


 36      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

       EXAMPLE



[PENNY GRAPHIC]


       The Example that follows is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other variable portfolios. The Example does not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy. Each Example assumes that you invested $10,000, reinvested all your dividends, the Portfolio earned an average annual return of 5.00%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.



PORTFOLIO                                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
 ING VP Balanced                                             $
 ING VP Growth and Income                                    $
 ING VP Growth                                               $
 ING VP Small Company                                        $
 ING VP Index Plus LargeCap                                  $
 ING VP Index Plus MidCap                                    $
 ING VP Index Plus SmallCap                                  $
 ING VP Value Opportunity                                    $
 ING VP Intermediate Bond                                    $
 ING VP Money Market                                         $
 ING VP Global Science and Technology                        $
 ING VP International Equity(1)                              $
 ING VP Strategic Allocation Balanced(1)                     $
 ING VP Strategic Allocation Growth                          $
 ING VP Strategic Allocation Income(1)                       $
-----------------------------------------------------------------------------------------------------------------------------



(1) The Example reflects the contractual limits for the one-year period and the first year of the three-, five- and ten-year periods.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       37

INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

ABOUT YOUR INVESTMENT


The Portfolios are available only to serve as investment options under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by insurance companies that are part of the ING Groep N.V. of companies. Shares of the Portfolios may be sold to insurance companies that are not affiliated with ING Groep N.V., other investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service.



ING Funds Distributor, LLC ("Distributors"), the distributor for the Portfolios, also offers directly to the public other ING funds that have similar names, investment objectives and strategies as those of the Portfolios. You should be aware that the Portfolios are likely to differ from these other ING funds in size and cash flow pattern. Accordingly, the performance of these Portfolios can be expected to vary from those of the other funds.



You do not buy, sell or exchange shares of the Portfolios. You choose investment options through your Contract or Policy.



The insurance company that issued your Contract or Policy is responsible for investing in the Portfolios according to the investment options you've chosen. You should consult your variable contract prospectus, prospectus summary or disclosure statement for additional information about how this works.



The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for both Contracts and Policies and offers its shares directly to pension plans and offers its shares to other permitted investors. However, it is possible that the interests of owners of Contracts, Policies and pension plans, for which the Portfolios serve as an investment medium and other permitted investors might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors/Trustees ("Board") intend to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, pension plans, and other permitted investors, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios or a pension plan, investment company or other permitted investor, which might force the Portfolios to sell securities at disadvantageous prices.



The Portfolios may discontinue offering shares at any time. If a Portfolio is discontinued, any allocation to that Portfolio will be allocated to another Portfolio that a Board believes is suitable, as long as any required regulatory standards are met.


FREQUENT TRADING -- MARKET TIMING


The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.



The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.



The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.



Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios



 38      Information for Investors

                                                       INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------


that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio does not accurately value securities, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.



Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.


NET ASSET VALUE


The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.


When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:



- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE or the closing value is otherwise deemed unreliable;


- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;


- Fixed income securities that have gone into default and for which there is no current market value quotation; and



- Securities that are restricted as to transfer or resale.



The Portfolios or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by a Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.



When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan Participant is received in proper form. When an insurance company is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan participant is received in proper form.



PORTFOLIO HOLDINGS



A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Portfolio will post the quarter ending June 30 holdings on August 1.) The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Information for Investors       39

MANAGEMENT OF THE PORTFOLIOS                            ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------


ADVISER



ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Portfolios. ING Investments has overall responsibility for the management of the Portfolios. ING Investments provides or oversees all investment advisory and portfolio management services for each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.



ING Investments acts as a "manager-of-managers" for the ING VP Global Science and Technology Portfolio. ING Investments delegates to the sub-adviser of the Portfolio the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Portfolio's Board. The Portfolio and ING Investments have received shareholder approval to permit ING Investments, with the approval of the Portfolio's Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio's shareholders. The Portfolio will notify shareholders of any change in the identity of a sub-adviser of the Portfolio. In this event, the names of the Portfolio and its investment strategies may also change.


ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April of 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.


As of December 31, 2004, ING Investments managed over $37.3 billion in assets.



The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Portfolios.


The following table shows the aggregate annual management fees paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:



                                                      MANAGEMENT
PORTFOLIO                                                FEES
---------                                             ----------
ING VP Balanced                                          0.50%
ING VP Growth and Income                                 0.50
ING VP Growth                                            0.60
ING VP Small Company                                     0.75
ING VP Index Plus LargeCap                               0.35
ING VP Index Plus MidCap                                 0.40
ING VP Index Plus SmallCap                               0.40
ING VP Value Opportunity                                 0.60
ING VP Intermediate Bond                                 0.40
ING VP Money Market                                      0.25
ING VP Global Science and Technology                     0.95
ING VP International Equity                              0.85
ING VP Strategic Allocation Balanced                     0.60
ING VP Strategic Allocation Growth                       0.60
ING VP Strategic Allocation Income                       0.60



For information regarding the basis for the Board's approval of the following investment or sub-advisory relationships, please refer to the Portfolios' SAI.


SUB-ADVISERS


ING Investments has engaged a sub-adviser to provide the day-to-day management of each Portfolio. Each sub-adviser has, at least in part, been selected on the basis of successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles.



ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or a Portfolio's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Portfolio.



ING VP BALANCED PORTFOLIO, ING VP GROWTH AND INCOME PORTFOLIO, ING VP GROWTH PORTFOLIO, ING VP SMALL COMPANY PORTFOLIO, ING VP INDEX PLUS LARGECAP PORTFOLIO, ING VP INDEX PLUS MIDCAP PORTFOLIO, ING VP INDEX PLUS SMALLCAP PORTFOLIO, ING VP VALUE OPPORTUNITY PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP MONEY MARKET PORTFOLIO, ING VP INTERNATIONAL EQUITY PORTFOLIO, ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO, ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO



ING INVESTMENT MANAGEMENT CO.



ING Investment Management Co., ("ING IM"), a Connecticut corporation, formerly known as Aeltus Investment Management, Inc., serves as the Sub-Adviser to each Portfolio (other than ING VP Global Science and Technology Portfolio). ING IM is responsible for managing the assets of the Portfolios in accordance with each Portfolio's investment



 40      Management of the Portfolios

ADVISER AND SUB-ADVISERS                            MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


objective and policies, subject to oversight by ING Investments and the Board.



Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to variable portfolios since 1994 and has managed institutional accounts since 1972. As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, NY 10169.



Prior to March 31, 2002, ING IM served as investment adviser to all of the Portfolios. There was no change in management fees paid by the Portfolios in connection with the change in investment adviser.



ING VP BALANCED PORTFOLIO



The Portfolio is managed by Hugh T.M. Whelan and James B. Kauffmann.



Mr. Whelan, Portfolio Manager, ING IM, has co-managed the ING VP Balanced Portfolio since April 2004, leading a team of investment professionals responsible for the equity segment of the Portfolio. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING IM since 1989 and previously, served as a quantitative portfolio manager in ING IM's fixed-income group, specializing in corporate securities.



James B. Kauffmann co-manages the ING VP Balanced Portfolio. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 18 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed-income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.



ING VP GROWTH AND INCOME PORTFOLIO



The Portfolio is managed by a team of investment professionals led by Christopher F. Corapi and Scott Lewis.



Mr. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has been managing the Portfolio since 2004. Mr. Corapi joined ING IM in February 2004 and has over 20 years of investment experience. Prior to joining ING IM, Mr. Corapi served as the Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and the Head of Emerging Markets Research at JP Morgan Investment Management beginning in 1998.



Mr. Lewis, Senior Portfolio Manager, joined ING IM in May 2004 and has over 22 years of investment experience. Mr. Lewis has been associated with the management of the Portfolio since he joined ING IM and has been serving as the Portfolio Manager since December of 2004. Mr. Lewis joined ING from Credit Suisse Asset Management (CSAM), where he worked for 18 years both with CSAM and its predecessor Warburg Bincus. Most recently, he served as managing director and portfolio manager, having previously been head of U.S. equity research.



ING GROWTH PORTFOLIO



The Portfolio is managed by a team of ING IM equity investment specialists led by Kenneth Bragdon; Portfolio Manager, ING IM. Mr. Bragdon has been managing ING Growth Portfolio since May 1998 and previously co-managed the Portfolio. Mr. Bragdon has over 29 years of experience in the investment business, including more than 20 years with ING IM.


ING VP SMALL COMPANY PORTFOLIO


The Portfolio is managed by a team of ING IM equity investment specialists led by Carolie Burroughs, Portfolio Manager, ING IM. Ms. Burroughs began managing Small Company in March 2002. Ms. Burroughs has been managing small-cap portfolios for ING IM's institutional clients since 1998. Ms. Burroughs has also served as a small-cap securities specialist for other ING IM advised funds since 1998. Prior to joining ING IM, she gained investment experience with Loomis Sayles and Colonial Management Associates.


ING VP INDEX PLUS LARGECAP, ING VP INDEX PLUS MIDCAP, ING VP INDEX PLUS SMALLCAP PORTFOLIOS

The Portfolios are managed by Hugh T.M. Whelan and Douglas Cote.


Mr. Whelan, Portfolio Manager, ING IM, has served as co-manager of ING VP Index Plus LargeCap Portfolio since May 2001 and as co-manager of ING VP Index Plus MidCap Portfolio and ING VP Index Plus SmallCap Portfolio since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING IM since 1989 and previously, served as a quantitative portfolio manager in ING IM's fixed-income group, specializing in corporate securities.



Mr. Cote, Portfolio Manager, ING IM, has served as co-manager of ING VP Index Plus LargeCap Portfolio, ING VP Index Plus MidCap Portfolio and ING VP Index Plus SmallCap Portfolio since May 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING IM's equity department.



ING VP VALUE OPPORTUNITY PORTFOLIO



The Portfolio is managed by a team of ING IM equity investment specialists led by William F. Coughlin, Portfolio Manager, joined ING IM in April 2003. Prior to joining ING IM, Mr. Coughlin was Chief Investment Officer and a




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Management of the Portfolios       41

MANAGEMENT OF THE PORTFOLIOS                            ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------


principal of Delta Capital Management LLC since 1998. Before joining Delta Capital Management LLC, he was a Managing Director at Scudder Kemper Investments, and its predecessor firm, Dreman Value Advisors.



ING VP INTERMEDIATE BOND PORTFOLIO



The Portfolio has been managed by a team of investment professionals led by James B. Kauffmann since October 2002. Mr. Kauffmann has been with ING IM since 1996 and has over 18 years of experience. Prior to joining ING IM, he was a senior fixed income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.


ING VP MONEY MARKET PORTFOLIO


A team of investment professionals led by David S. Yealy has managed the Portfolio since November, 2004. Mr. Yealy joined ING IM in November, 2004 and has over 18 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management ("Trusco") where he was responsible for over $9 billion of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year tenure he was instrumental in the development and marketing of that firm's cash management business.



ING VP INTERNATIONAL EQUITY PORTFOLIO



The Portfolio is managed by a team of ING IM investment specialists.


STRATEGIC ALLOCATION PORTFOLIOS


ING VP STRATEGIC ALLOCATION BALANCED, ING VP STRATEGIC ALLOCATION GROWTH, AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIOS



ING VP Strategic Allocation Portfolios are managed by Mary Ann Fernandez. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds, she is also involved in the management and marketing of certain equity strategies managed by ING IM. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.


ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

BLACKROCK ADVISORS, INC.


BlackRock Advisors, Inc. ("BlackRock"), a Delaware corporation, serves as sub-adviser to the Portfolio. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment firms in the U.S. Subject to the supervision of the Board and ING Investments, BlackRock manages the Portfolio's investments in accordance with the Portfolio's investment objective, policies and limitations. BlackRock makes investment decisions for the Portfolio as to those assets and places orders to purchase and all securities and other investments for the Portfolio. As of December 31, 2004, BlackRock and its affiliates had $341.8 billion in assets under management. The principal address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.



The Portfolio is team-managed by Thomas P. Callan and Erin Xie.



Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is a member of BlackRock's global small cap equity team. He is lead manager for international and U.S. opportunities portfolios managed by BlackRock. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.



Erin Xie, Director and Portfolio Manager, is a member of BlackRock's global small cap equity team, and is responsible for coverage of stocks in the healthcare sector. Before becoming part of BlackRock in 2005, Ms. Xie had been with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Stanford Bernstein in 1999.





 42      Management of the Portfolios

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

PORTFOLIO EARNINGS AND YOUR TAXES


Each Portfolio, except ING VP Growth and Income Portfolio and ING VP Intermediate Bond Portfolio, declare and pay dividends and capital gains distributions, if any, on an annual basis usually in June. ING VP Growth and Income and ING VP Intermediate Bond Portfolios declare and pay dividends and capital gains distributions, if any, on a semi-annual basis. To comply with federal tax regulations, the Portfolios, except ING VP Growth and Income and ING VP Intermediate Bond Portfolios, may also pay an additional capital gains distribution, unusually in June.



If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code of 1986, as amended ("Code"), each Portfolio will be relieved of federal income tax on the amounts distributed.



In order for the separate accounts to comply with regulations under Section 817(h) of the Code, each Portfolio intends to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each separate account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.



If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio, at any time during the calendar quarter in which the failure occurred, could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.



Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.



THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE POLICY OR CONTRACT PROSPECTUS.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       43

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All variable portfolios involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Portfolios may invest and certain of the investment practices that the Portfolios may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios, see the SAI.


Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Portfolios named below may invest in these securities or use these techniques as part of a Portfolio's principal investment strategy. However, the Adviser or Sub-Adviser of any Portfolio may also use investment techniques or make investments in securities that are not a part of the Portfolio's principal investment strategy.


PRINCIPAL RISKS

The discussions below identify the Portfolios that engage in the described strategy as a principal strategy. For these Portfolios, the risk associated with the strategy is a principal risk. Other Portfolios may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Portfolio.


INVESTMENTS IN FOREIGN SECURITIES (ALL PORTFOLIOS EXCEPT ING VP INDEX PLUS LARGECAP PORTFOLIO, ING VP INDEX PLUS MIDCAP PORTFOLIO AND ING VP INDEX PLUS SMALLCAP PORTFOLIO). There are certain risks in owning foreign securities including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of portfolios or other assets of the Portfolios, including the withholding of dividends.


Each Portfolio that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Portfolio assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Portfolio.


The risks in investing in foreign securities may be greater for emerging markets investments.



EMERGING MARKETS INVESTMENTS (ING VP INTERMEDIATE BOND PORTFOLIO, ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO AND ING VP INTERNATIONAL EQUITY
PORTFOLIO). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.



INABILITY TO SELL SECURITIES (ALL PORTFOLIOS EXCEPT ING VP MONEY MARKET PORTFOLIO). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to a Portfolio.



HIGH YIELD DEBT SECURITIES (ALL PORTFOLIOS EXCEPT ING VP GROWTH AND INCOME PORTFOLIO, ING VP GROWTH PORTFOLIO, ING VP INDEX PLUS LARGECAP PORTFOLIO, ING VP INDEX PLUS MIDCAP PORTFOLIO, ING VP INDEX PLUS SMALLCAP PORTFOLIO, ING VP VALUE OPPORTUNITY PORTFOLIO, ING VP MONEY MARKET PORTFOLIO, ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO AND ING VP INTERNATIONAL EQUITY PORTFOLIO). High-yield debt securities are fixed income securities rated below BBB- by S&P or Baa3 by Moody's or, if unrated, considered by the Adviser or Sub-Adviser to be of comparable quality. Investments in high yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield debt securities have been found to be less




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sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield debt securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield debt securities.



CORPORATE DEBT SECURITIES (ING VP BALANCED PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP MONEY MARKET PORTFOLIO, ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO, ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of a Portfolio's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.



One measure of risk for debt securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.



CONVERTIBLE SECURITIES (ALL PORTFOLIOS EXCEPT ING VP SMALL COMPANY PORTFOLIO, ING VP INDEX PLUS LARGECAP PORTFOLIO, ING VP INDEX PLUS MIDCAP PORTFOLIO, ING VP INDEX PLUS SMALLCAP PORTFOLIO, ING VP VALUE OPPORTUNITY PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO AND ING VP MONEY MARKET PORTFOLIO). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Portfolio may be required to redeem or convert a convertible security before the holder would otherwise choose.



MORTGAGE-RELATED SECURITIES (ING VP BALANCED PORTFOLIO, ING VP GROWTH AND INCOME PORTFOLIO, ING VP GROWTH PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP MONEY MARKET PORTFOLIO, ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO, ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Portfolio. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.



DERIVATIVES (ALL PORTFOLIOS EXCEPT ING VP VALUE OPPORTUNITY PORTFOLIO AND ING VP MONEY MARKET PORTFOLIO). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Portfolios do not invest in these types of derivatives, and some do, so please check the description of a Portfolio's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

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The derivative instruments in which a Portfolio may invest include futures and options and swaps.


FUTURES CONTRACTS AND OPTIONS (ALL PORTFOLIOS EXCEPT ING VP MONEY MARKET PORTFOLIO). The Portfolios may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Portfolios also may use these instruments for speculation (investing for potential income or capital gain).



- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.



- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.



The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Portfolio as a whole, it adds to the Portfolio's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.



SWAPS (ING VP BALANCED PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO, ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO, ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO). The Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.



Swap agreements can take many different forms and are known by a variety of names. Those Portfolios eligible to enter into swaps are not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with that Portfolio's investment object and policies.



The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser incorrectly forecasts such change, a Portfolio's performance would be less than if the Portfolio had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.



If the counterparty to a swap defaults, a Portfolio's loss will consist of the net amount of contractual payments that a Portfolio has not yet received. The Adviser will monitor the creditworthiness of counterparties to a Portfolio's swap transactions on an ongoing basis.



INITIAL PUBLIC OFFERINGS ("IPOS") (ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO). IPOs and offerings by companies that have recently gone public have the potential to produce substantial gains for a Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs. Stocks of some newly-public companies may decline shortly after the initial public offerings.



RULE 144A SECURITIES (ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Portfolio considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.



OTHER INVESTMENT COMPANIES (ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO, ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO). To the extent permitted by the Investment Company Act of 1940, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or
(ii) trading may be halted in the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.



CONCENTRATION (ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO). The Portfolio concentrates (for purposes of the Investment Company Act of 1940) its assets in securities related to the science and technology sectors, which means that at least 25% of its assets will be invested in each of these sectors at all times. As a result, the Portfolio may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.



PORTFOLIO TURNOVER (ALL PORTFOLIOS EXCEPT ING VP INDEX PLUS LARGECAP PORTFOLIO, ING VP INDEX PLUS MIDCAP PORTFOLIO, ING VP MONEY MARKET PORTFOLIO AND ING VP INTERNATIONAL EQUITY




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PORTFOLIO).  Each Portfolio is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Portfolio, including brokerage commissions and other transaction costs, which may have an adverse effect on the performance of the Portfolio.



INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL PORTFOLIOS EXCEPT ING VP INDEX PLUS LARGECAP PORTFOLIO AND ING VP MONEY MARKET
PORTFOLIO). Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.



LENDING PORTFOLIO SECURITIES (ALL PORTFOLIOS). In order to generate additional income, each Portfolio may lend portfolio securities in an amount up to 33 1/3% of total Portfolio assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When a Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



U.S. GOVERNMENT SECURITIES (ING VP BALANCED PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP MONEY MARKET PORTFOLIO AND ING VP STRATEGIC ALLOCATION PORTFOLIOS). Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.


OTHER RISKS

MANAGEMENT RISK. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Portfolio of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.



TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Portfolio anticipates unusual market or other conditions, each Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Portfolio invests defensively, it likely will not achieve its investment objective.


BORROWING. A Portfolio may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of securities or the net asset value of a Portfolio, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Portfolio might have to sell securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Portfolio depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Portfolio's yield; however, such transactions also increase a Portfolio's risk to capital and may result in a shareholder's loss of principal.


SHORT SALES. A short sale is the sale by the Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss.


A Portfolio (other than VP Global Science and Technology Portfolio) will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Portfolio, as described in the Prospectuses and SAI.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Portfolio commits to purchase a security at a future



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

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date, and then the Portfolio pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Portfolio will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. Certain Portfolios may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Portfolio's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. Each Portfolio may invest in restricted and illiquid securities. If a security is illiquid, the Portfolio might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INVESTMENT BY FUNDS OF FUNDS. The Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, the Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Sub-Adviser will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio and funds of funds as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.




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                                                            FINANCIAL HIGHLIGHTS
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The financial highlights tables on the following pages are intended to help you understand each Portfolio's Class I shares' financial performance for the past five years or, if shorter, the period of the Class I shares' operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions) but do not reflect charges and expenses attributable to any insurance product; total returns would be lower if they did. A report of each Portfolio's independent registered public accounting firm along with each Portfolio's financial statements, is included in the Portfolio's annual report, which is incorporated by reference into the SAI and is available upon request.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       49
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ING VP BALANCED PORTFOLIO                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                               YEAR ENDED DECEMBER 31,
                                                                     --------------------------------------------
                                                                      2004     2003      2002      2001     2000
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $               10.73      12.09    13.40    15.57
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                0.25       0.25     0.31     0.43
 Net realized and unrealized gain (loss) on investments        $                1.76      (1.49)   (0.87)   (0.49)
 Total from investment operations                              $                2.01      (1.24)   (0.56)   (0.06)
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $                0.24       0.12     0.28     0.46
 Net realized gains on investments                             $                  --         --     0.47     1.65
 Total distributions                                           $                0.24       0.12     0.75     2.11
 Net asset value, end of year                                  $               12.50      10.73    12.09    13.40
 TOTAL RETURN(1)                                               %               18.87     (10.31)   (4.21)   (0.56)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (millions)                            $               1,375      1,223    1,591    1,777
 Ratios to average net assets:
 Expenses                                                      %                0.60       0.60     0.59     0.59
 Net investment income                                         %                2.04       2.00     2.46     2.72
 Portfolio turnover rate                                       %                 333        345      167      182


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

 50      ING VP Balanced Portfolio

FINANCIAL HIGHLIGHTS                          ING VP GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------
                                                                      2004     2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $               14.50     19.54     24.12     30.69
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                0.16      0.16      0.14      0.17
 Net realized and unrealized gain (loss) on investments        $                3.62     (5.04)    (4.58)    (3.46)
 Total from investment operations                              $                3.78     (4.88)    (4.44)    (3.29)
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $                  --      0.16      0.14      0.16
 Net realized gains on investments                             $                  --        --        --      3.12
 Total distributions                                           $                  --      0.16      0.14      3.28
 Net asset value, end of year                                  $               18.28     14.50     19.54     24.12
 TOTAL RETURN(1)                                               %               26.07    (24.99)   (18.40)   (10.97)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (millions)                            $               3,795     3,525     5,639     7,797
 Ratios to average net assets:
 Expenses                                                      %                0.60      0.59      0.59      0.58
 Net investment income                                         %                0.95      0.83      0.62      0.55
 Portfolio turnover rate                                       %                 150       246       185       149


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(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING VP Growth and Income Portfolio       51

ING VP GROWTH PORTFOLIO                                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                   YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------
                                                                      2004       2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $                   6.85       9.64      14.99      17.32
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                  $                   0.01      (0.01)     (0.01)      0.01
 Net realized and unrealized gain (loss) on investments        $                   2.07      (2.78)     (3.87)     (2.02)
 Total from investment operations                              $                   2.08      (2.79)     (3.88)     (2.01)
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $                     --         --       0.01       0.01
 Net realized gains on investments                             $                     --         --       1.46       0.31
 Total distributions                                           $                     --         --       1.47       0.32
 Net asset value, end of year                                  $                   8.93       6.85       9.64      14.99
 TOTAL RETURN(1)                                               %                  30.36     (28.94)    (27.06)    (11.95)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $                224,330    181,029    305,624    460,578
 Ratios to average net assets:
 Expenses                                                      %                   0.71       0.72       0.70       0.70
 Net investment income (loss)                                  %                   0.13      (0.06)     (0.08)      0.06
 Portfolio turnover rate                                       %                    162        241        216        179


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

 52      ING VP Growth Portfolio

FINANCIAL HIGHLIGHTS                              ING VP SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                   YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------
                                                                      2004       2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $                  12.75      16.68      16.65      16.52
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                   0.06       0.05       0.06       0.11
 Net realized and unrealized gain (loss) on investments        $                   4.71      (3.91)      0.58       1.09
 Total from investment operations                              $                   4.77      (3.86)      0.64       1.20
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $                   0.04       0.07       0.10       0.02
 Net realized gains on investments                             $                     --         --       0.51       1.05
 Total distributions                                           $                   0.04       0.07       0.61       1.07
 Net asset value, end of year                                  $                  17.48      12.75      16.68      16.65
 TOTAL RETURN(1)                                               %                  37.47     (23.23)      4.00       6.72
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $                464,228    288,890    341,332    273,617
 Ratios to average net assets:
 Expenses                                                      %                   0.85       0.87       0.86       0.87
 Net investment income                                         %                   0.47       0.39       0.50       0.80
 Portfolio turnover rate                                       %                    178        371        240        330


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING VP Small Company Portfolio       53

ING VP INDEX PLUS LARGECAP PORTFOLIO                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                              2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                 $                          10.85          13.86          16.73          20.87
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                              $                           0.14           0.14           0.15           0.13
 Net realized and unrealized gain (loss) on
 investments                                        $                           2.68          (3.12)         (2.40)         (1.99)
 Total from investment operations                   $                           2.82          (2.98)         (2.25)         (1.86)
LESS DISTRIBUTIONS FROM:
 Net investment income                              $                           0.13           0.03           0.13           0.14
 Net realized gain on investments                   $                             --             --           0.49           2.14
 Total distributions                                $                           0.13           0.03           0.62           2.28
 Net asset value, end of year                       $                          13.54          10.85          13.86          16.73
 TOTAL RETURN(1)                                    %                          26.14         (21.53)        (13.62)         (9.41)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                    $                      1,389,298        943,520      1,165,893      1,248,768
 Ratios to average net assets:
 Expenses                                           %                           0.43           0.45           0.45           0.44
 Net investment income                              %                           1.33           1.18           1.05           0.73
 Portfolio turnover rate                            %                             88            139            125            111
---------------------------------------------------------------------------------------------------------------------------------


(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

 54      ING VP Index Plus LargeCap Portfolio

FINANCIAL HIGHLIGHTS                          ING VP INDEX PLUS MIDCAP PORTFOLIO
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statement, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                        YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------------------------
                                                                        2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $                      11.86        13.54        14.67       12.40
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                       0.09         0.04         0.07        0.04
 Net realized and unrealized gain (loss) on investments        $                       3.75        (1.67)       (0.26)       2.43
 Total from investment operations                              $                       3.84        (1.63)       (0.19)       2.47
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $                       0.06         0.05         0.03          --
 Net realized gain on investments                              $                         --           --         0.91        0.20
 Total distributions                                           $                       0.06         0.05         0.94        0.20
 Net asset value, end of year                                  $                      15.64        11.86        13.54       14.67
 TOTAL RETURN(1)                                               %                      32.45       (12.09)       (1.32)      19.91
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $                    451,213      251,674      161,663      94,727
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)                   %                       0.50         0.53         0.55        0.58
 Gross expenses prior to expense reimbursement                 %                       0.50         0.53         0.55        0.62
 Net investment income after expense reimbursement(2)          %                       0.78         0.61         0.77        0.66
 Portfolio turnover rate                                       %                        113          139          189         154
---------------------------------------------------------------------------------------------------------------------------------


(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING VP Index Plus MidCap Portfolio       55

ING VP INDEX PLUS SMALLCAP PORTFOLIO                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                       YEAR ENDED DECEMBER 31,
                                                                       --------------------------------------------------------
                                                                        2004         2003         2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $                       9.95       11.60       11.97       10.90
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                       0.03        0.01        0.02        0.02
 Net realized and unrealized gain (loss) on investments        $                       3.56      (1.53)        0.25        1.05
 Total from investment operations                              $                       3.59      (1.52)        0.27        1.07
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $                       0.02        0.01        0.02          --
 Net realized gains on investments                             $                         --        0.12        0.62          --
 Total distributions                                           $                       0.02        0.13        0.64          --
 Net asset value, end of year                                  $                      13.52        9.95       11.60       11.97
 TOTAL RETURN(1)                                               %                      36.15      (13.21)       2.41        9.82
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $                    168,035      86,494      46,547      20,484
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)                   %                       0.56        0.58        0.60        0.60
 Gross expenses prior to expense reimbursement                 %                       0.56        0.63        0.71        0.86
 Net investment income after expense reimbursement(2)          %                       0.37        0.30        0.35        0.28
 Portfolio turnover rate                                       %                        120         134         134         142


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 56      ING VP Index Plus SmallCap Portfolio

FINANCIAL HIGHLIGHTS                          ING VP VALUE OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                   YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------
                                                                      2004       2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $                   9.77      13.25      15.34      16.42
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                   0.10       0.04       0.03       0.07
 Net realized and unrealized gain (loss) on investments        $                   2.29      (3.47)     (1.43)      1.49
 Total from investment operations                              $                   2.39      (3.43)     (1.40)      1.56
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $                   0.08       0.05       0.05       0.03
 Net realized gains on investments                             $                     --         --       0.64       2.61
 Total distributions                                           $                   0.08       0.05       0.69       2.64
 Net asset value, end of year                                  $                  12.08       9.77      13.25      15.34
 TOTAL RETURN(1)                                               %                  24.59     (25.96)     (9.62)     10.19
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $                257,448    211,470    219,287    116,029
 Ratios to average net assets:
 Expenses                                                      %                   0.70       0.72       0.71       0.75
 Net investment income                                         %                   0.91       0.51       0.54       0.58
 Portfolio turnover rate                                       %                    251        304        185        171


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING VP Value Opportunity Portfolio       57

ING VP INTERMEDIATE BOND PORTFOLIO                          FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2004           2003           2002           2001          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                   $                          13.53          12.95          12.61        12.17
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                $                           0.56           0.45           0.59         0.79
 Net realized and unrealized gain (loss) on           $
 investments                                                                      0.29           0.63           0.51         0.37
 Total from investment operations                     $                           0.85           1.08           1.10         1.16
LESS DISTRIBUTIONS FROM:
 Net investment income                                $                           0.11           0.43           0.65         0.72
 Net realized gains on investments                    $                           0.12           0.07           0.11           --
 Total distributions                                  $                           0.23           0.50           0.76         0.72
 Net asset value, end of year                         $                          14.15          13.53          12.95        12.61
 TOTAL RETURN(1)                                      %                           6.30           8.33           8.75         9.64
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                      $                      1,126,442      1,205,958      1,023,563      711,211
 Ratios to average net assets:
 Expenses                                             %                           0.50           0.49           0.50         0.50
 Net investment income                                %                           3.77           3.50           5.06         6.29
 Portfolio turnover rate                              %                            521            565            219          334
---------------------------------------------------------------------------------------------------------------------------------


(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.


 58      ING VP Intermediate Bond Portfolio

FINANCIAL HIGHLIGHTS                               ING VP MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                 2004        2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                      $                     13.03          13.33          13.61          13.42
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                   $                      0.08           0.21           0.50           0.83
 Net realized and unrealized gain (loss) on
 investments                                             $                      0.03             --           0.01          (0.02)
 Total from investment operations                        $                      0.11           0.21           0.51           0.81
LESS DISTRIBUTIONS FROM:
 Net investment income                                   $                      0.20           0.51           0.79           0.62
 Total distributions                                     $                      0.20           0.51           0.79           0.62
 Net asset value, end of year                            $                     12.94          13.03          13.33          13.61
 TOTAL RETURN(1)                                         %                      0.92           1.66           3.94           6.38
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                         $                 1,237,584      1,551,666      1,518,737      1,195,930
 Ratios to average net assets:
 Expenses                                                %                      0.35           0.34           0.34           0.34
 Net investment income                                   %                      0.91           1.63           4.07           6.20
---------------------------------------------------------------------------------------------------------------------------------


(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING VP Money Market Portfolio       59

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                                                 MAY 1, 2000(1)
                                                                             YEAR ENDED DECEMBER 31,                   TO
                                                                     ----------------------------------------     DECEMBER 31,
                                                                      2004       2003       2002       2001           2000
-------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $                   2.66       4.53       5.88         10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                           $                  (0.02)     (0.03)     (0.02)        (0.02)
 Net realized and unrealized gain (loss) on investments        $                   1.23      (1.84)     (1.33)        (4.10)
 Total from investment operations                              $                   1.21      (1.87)     (1.35)        (4.12)
 Net asset value, end of period                                $                   3.87       2.66       4.53          5.88
 TOTAL RETURN(2)                                               %                  45.49     (41.28)    (22.96)       (41.20)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $                 97,742     45,559     62,878        44,621
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %                   1.11       1.11       1.11          1.15
 Gross expenses prior to expense reimbursement(3)              %                   1.10       1.12       1.11          1.20
 Net investment loss after expense reimbursement(3)(4)         %                  (0.88)     (0.89)     (0.49)        (0.61)
 Portfolio turnover rate                                       %                     15         61        129           150


--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 60      ING VP Global Science and Technology Portfolio

FINANCIAL HIGHLIGHTS                       ING VP INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                               YEAR ENDED DECEMBER 31,
                                                                     --------------------------------------------
                                                                     2004     2003      2002      2001      2000
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $               5.78      7.90     10.40     15.92
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                  $               0.06      0.03      0.02     (0.02)
 Net realized and unrealized gain (loss) on investments        $               1.78     (2.13)    (2.51)    (3.17)
 Total from investment operations                              $               1.84     (2.10)    (2.49)    (3.19)
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $               0.07      0.02      0.01      0.01
 Net realized gains on investments                             $                 --        --        --      2.32
 Total distributions                                           $               0.07      0.02     (0.01)     2.33
 Net asset value, end of year                                  $               7.55      5.78      7.90     10.40
 TOTAL RETURN(1)                                               %              32.05    (26.68)   (23.88)   (20.33)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $             40,537    28,917    48,652    52,210
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)                   %               1.15      1.15      1.15      1.15
 Gross expenses prior to expense reimbursement                 %               1.38      1.46      1.26      1.34
 Net investment income (loss) after expense reimbursement(2)   %               1.04      0.40      0.23     (0.18)
 Portfolio turnover rate                                       %                 85       266       229       212


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                  ING VP International Equity Portfolio       61

ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which has been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                   YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------
                                                                      2004       2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $                  10.86      12.31      13.58      13.77
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                   0.18       0.20       0.29       0.35
 Net realized and unrealized gain (loss) on investments        $                   1.92      (1.36)     (1.23)     (0.29)
 Total from investment operations                              $                   2.10      (1.16)     (0.94)      0.06
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $                   0.18       0.29       0.33       0.09
 Net realized gains on investments                             $                     --         --         --       0.16
 Total distributions                                           $                   0.18       0.29       0.33       0.25
 Net asset value, end of year                                  $                  12.78      10.86      12.31      13.58
 TOTAL RETURN(1)                                               %                  19.47      (9.54)     (6.99)      0.41
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $                208,837    158,169    181,296    189,109
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)                   %                   0.70       0.70       0.70       0.70
 Gross expenses prior to expense reimbursement                 %                   0.74       0.77       0.74       0.75
 Net investment income after expense reimbursement(2)          %                   1.75       1.71       2.39       2.53
 Portfolio turnover rate                                       %                    278        267        195        213


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 62      ING VP Strategic Allocation Balanced Portfolio

FINANCIAL HIGHLIGHTS                ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                   YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------
                                                                      2004       2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $                  10.81      12.75      14.65      14.92
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                   0.15       0.13       0.20       0.23
 Net realized and unrealized gain (loss) on investments        $                   2.47      (1.87)     (1.88)     (0.32)
 Total from investment operations                              $                   2.62      (1.74)     (1.68)     (0.09)
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $                   0.11       0.20       0.22       0.06
 Net realized gains on investments                             $                     --         --         --       0.12
 Total distributions                                           $                   0.11       0.20       0.22       0.18
 Net asset value, end of year                                  $                  13.32      10.81      12.75      14.65
 TOTAL RETURN(1)                                               %                  24.34     (13.76)    (11.54)     (0.67)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $                219,260    165,733    197,038    216,319
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)                   %                   0.75       0.75       0.74       0.75
 Gross expenses prior to expense reimbursement                 %                   0.74       0.77       0.74       0.75
 Net investment income after expense reimbursement(2)          %                   1.32       1.14       1.58       1.59
 Portfolio turnover rate                                       %                    232        271        247        215


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                           ING VP Strategic Allocation Growth Portfolio       63

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which has been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                   YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------
                                                                      2004       2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $                  11.09      11.99      12.84      12.49
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                   0.25       0.27       0.38       0.49
 Net realized and unrealized gain (loss) on investments        $                   1.25      (0.78)     (0.68)      0.11
 Total from investment operations                              $                   1.50      (0.51)     (0.30)      0.60
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $                   0.28       0.39       0.46       0.11
 Net realized gain on investments                              $                     --         --       0.09       0.14
 Total distributions                                           $                   0.28       0.39       0.55       0.25
 Net asset value, end of year                                  $                  12.31      11.09      11.99      12.84
 TOTAL RETURN(1)                                               %                  13.65      (4.34)     (2.37)      4.81
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $                135,628    120,615    129,998    128,379
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)                   %                   0.65       0.65       0.65       0.65
 Gross expenses prior to expense reimbursement                 %                   0.74       0.77       0.76       0.76
 Net investment income after expense reimbursement(2)          %                   2.18       2.36       3.30       3.81
 Portfolio turnover rate                                       %                    332        248        155        180


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 64      ING VP Strategic Allocation Income Portfolio

WHERE TO GO FOR MORE INFORMATION


YOU'LL FIND MORE INFORMATION ABOUT THE PORTFOLIOS IN OUR:


ANNUAL/SEMI-ANNUAL REPORTS


Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent registered public accounting firm's reports (in annual report only).



STATEMENT OF ADDITIONAL INFORMATION



The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.



Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other
Portfolio information. To make shareholder inquiries:


ING VP PORTFOLIOS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the ING VP Portfolio's SEC file number. The file numbers are as follows:


ING Variable Portfolios, Inc.        811-7651
  ING VP International Equity
    Portfolio
  ING VP Growth Portfolio
  ING VP Small Company Portfolio
  ING VP Global Science and
    Technology Portfolio
  ING VP Index Plus LargeCap
    Portfolio
  ING VP Index Plus MidCap
    Portfolio
  ING VP Index Plus SmallCap
    Portfolio
  ING VP Value Opportunity
    Portfolio
ING VP Balanced Portfolio, Inc.      811-5773
ING Variable Funds                   811-2514
  ING VP Growth and Income
    Portfolio
ING VP Intermediate Bond Portfolio   811-2361
ING VP Money Market Portfolio        811-2565
ING Strategic Allocation
  Portfolios, Inc.                   811-8934
  ING VP Strategic Allocation
    Growth Portfolio
  ING VP Strategic Allocation
    Balanced Portfolio
  ING VP Strategic Allocation
    Income Portfolio



[ING FUNDS LOGO]                                              VPIPROS0405-043005

       PROSPECTUS

[COMPASS PHOTO]

       April 30, 2005


       Class S
                                                 ING VARIABLE PRODUCT FUNDS

                                                 DOMESTIC EQUITY AND INCOME
                                                 PORTFOLIOS


                                                 ING VP Balanced Portfolio


                                                 ING VP Growth and Income
                                                 Portfolio

                                                 DOMESTIC EQUITY GROWTH
                                                 PORTFOLIOS
                                                 ING VP Growth Portfolio
                                                 ING VP Small Company Portfolio
                                                 DOMESTIC EQUITY INDEX
                                                 PORTFOLIOS
                                                 ING VP Index Plus LargeCap
                                                 Portfolio
                                                 ING VP Index Plus MidCap
                                                 Portfolio
                                                 ING VP Index Plus SmallCap
                                                 Portfolio
                                                 DOMESTIC EQUITY VALUE PORTFOLIO
                                                 ING VP Value Opportunity
                                                 Portfolio

                                                 FIXED INCOME PORTFOLIOS


                                                 ING VP Intermediate Bond
                                                 Portfolio

                                                 ING VP Money Market Portfolio

                                                 GLOBAL AND INTERNATIONAL EQUITY
                                                 PORTFOLIOS


                                                 ING VP Global Science and
                                                 Technology Portfolio


                                                 ING VP International Equity
                                                 Portfolio

                                                 STRATEGIC ALLOCATION PORTFOLIOS

                                                 ING VP Strategic Allocation
                                                 Balanced Portfolio


                                                 ING VP Strategic Allocation
                                                 Growth Portfolio

                                                 ING VP Strategic Allocation
                                                 Income Portfolio


       This Prospectus contains
       important information about
       investing in Class S shares of
       certain ING Portfolios. You
       should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation ("FDIC"), the
       Federal Reserve Board or any
       other government agency; and
       is affected by market
       fluctuations. There is no
       guarantee that the Portfolios
       will achieve their investment
       objectives. As with all mutual
       funds, the U.S. Securities and
       Exchange Commission ("SEC")
       has not approved or
       disapproved these securities
       nor has the SEC judged whether
       the information in this
       Prospectus is accurate or
       adequate. Any representation
       to the contrary is a criminal
       offense.


                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS





These pages contain a description of each of our Portfolios included in this Prospectus, including each Portfolio's investment objective, investment strategy and risks.


[MONEY GRAPHIC]
         HOW THE
         PORTFOLIO HAS
         PERFORMED



You'll also find:

HOW THE PORTFOLIO HAS PERFORMED. A chart that shows each Portfolio's financial performance for the past ten years (or since inception, if shorter).

[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




Each Portfolio is intended to be the funding vehicle for variable annuity contracts, variable life insurance policies and pension plans to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of each Portfolio. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy holders. SHARES OF THE PORTFOLIOS ARE NOT OFFERED DIRECTLY TO THE GENERAL PUBLIC.

WHAT YOU PAY TO INVEST.
Information about the Portfolios' management fees and expenses the Portfolios pay. You'll find further details about the fees associated with your annuity contract or life insurance policy in the accompanying product prospectus or offering memorandum. Please read these documents carefully and keep them for future reference.


    INTRODUCTION TO THE PORTFOLIOS                           1
    PORTFOLIOS AT A GLANCE                                   2
    DOMESTIC EQUITY AND INCOME PORTFOLIOS
    ING VP Balanced Portfolio                                4
    ING VP Growth and Income Portfolio                       6



    DOMESTIC EQUITY GROWTH PORTFOLIOS
    ING VP Growth Portfolio                                  8
    ING VP Small Company Portfolio                          10



    DOMESTIC EQUITY INDEX PORTFOLIOS
    ING VP Index Plus LargeCap Portfolio                    12
    ING VP Index Plus MidCap Portfolio                      14
    ING VP Index Plus SmallCap Portfolio                    16



    DOMESTIC EQUITY VALUE PORTFOLIO
    ING VP Value Opportunity Portfolio                      18



    FIXED INCOME PORTFOLIOS
    ING VP Intermediate Bond Portfolio                      20
    ING VP Money Market Portfolio                           22



    GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS
    ING VP Global Science and Technology Portfolio          24
    ING VP International Equity Portfolio                   26



    STRATEGIC ALLOCATION PORTFOLIOS                         28
    ING VP Strategic Allocation Balanced Portfolio          32
    ING VP Strategic Allocation Growth Portfolio            33
    ING VP Strategic Allocation Income Portfolio            34



    WHAT YOU PAY TO INVEST                                  36
    INFORMATION FOR INVESTORS                               38
    MANAGEMENT OF THE PORTFOLIOS                            41
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      44
    MORE INFORMATION ABOUT RISKS                            45
    FINANCIAL HIGHLIGHTS                                    50
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                  INTRODUCTION TO THE PORTFOLIOS

--------------------------------------------------------------------------------


 Risk is the potential that your investment will lose money or not earn as much as you hope. All Portfolios have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Portfolios. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.



                     [TELEPHONE GRAPHIC]


 If you have any questions about the Portfolios, please call your investment professional or us at 1-800-992-0180.


THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.


DOMESTIC EQUITY AND INCOME PORTFOLIOS



  ING's Domestic Equity and Income Portfolios seek income and growth of capital.



  They may suit you if you:



  - want both regular income and the potential for capital appreciation; and


  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth, Domestic Equity Index or Domestic Equity Value Portfolios.



DOMESTIC EQUITY GROWTH PORTFOLIOS


  ING's Domestic Equity Growth Portfolios seek long-term growth by investing primarily in domestic equities.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and

  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY INDEX PORTFOLIOS

  ING's Domestic Equity Index Portfolios seek to outperform the total return performance of predetermined indices.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY VALUE PORTFOLIO

  ING VP Value Opportunity Portfolio seeks capital appreciation.

  The Portfolio may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept risk in exchange for the potential for long-term capital appreciation.


FIXED INCOME PORTFOLIOS



  ING offers both a bond portfolio and a money market portfolio.



  ING VP Intermediate Bond Portfolio may suit you if you:


  - want greater income potential than a money market fund; and
  - are willing to accept more risk than a money market fund.

  ING VP Money Market Portfolio may suit you if you:

  - seek high current return, consistent with the preservation of capital and liquidity.


GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS



  ING VP Global Science and Technology Portfolio seeks long-term growth by investing primarily in foreign and domestic equities of science and technology companies. ING VP International Equity Portfolio seeks long-term growth by investing primarily in foreign equities.



  They may suit you if you:



  - are investing for the long-term -- at least several years;


  - are looking for exposure to international markets; and


  - are willing to accept higher risk in exchange for the potential for long-term growth.


STRATEGIC ALLOCATION PORTFOLIOS

  ING's Strategic Allocation Portfolios are asset allocation portfolios that have been designed for investors with different investment goals. They generally seek capital appreciation and/or total return.

  They may suit you if you:
  - are investing for the long-term -- at least five years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                          Introduction to the Portfolios       1

PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Portfolio. It is designed to help you understand the differences between the Portfolios, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, strategies and risks, which begin on page 4.


                  PORTFOLIO                                              INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
DOMESTIC          ING VP Balanced Portfolio, Inc.                        Maximize investment return
EQUITY AND        Adviser: ING Investments, LLC                          with reasonable safety of
INCOME            Sub-Adviser: ING Investment Management Co.             principal
PORTFOLIOS

                  ING VP Growth and Income Portfolio                     Maximize total return
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Co.


DOMESTIC          ING VP Growth Portfolio                                Growth of Capital
EQUITY GROWTH     Adviser: ING Investments, LLC
PORTFOLIOS        Sub-Adviser: ING Investment Management Co.

                  ING VP Small Company Portfolio                         Growth of Capital
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Co.


DOMESTIC          ING VP Index Plus LargeCap Portfolio                   Outperform the total return
EQUITY INDEX      Adviser: ING Investments, LLC                          performance of the Standard &
PORTFOLIOS        Sub-Adviser: ING Investment Management Co.             Poor's 500 Composite Stock
                                                                         Price Index ("S&P 500 Index")

                  ING VP Index Plus MidCap Portfolio                     Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: ING Investment Management Co.             Poor's MidCap 400 Index ("S&P
                                                                         MidCap 400 Index")

                  ING VP Index Plus SmallCap Portfolio                   Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: ING Investment Management Co.             Poor's SmallCap 600 Index
                                                                         ("S&P SmallCap 600 Index")


DOMESTIC          ING VP Value Opportunity Portfolio                     Growth of Capital
EQUITY VALUE      Adviser: ING Investments, LLC
PORTFOLIO         Sub-Adviser: ING Investment Management Co.


FIXED INCOME      ING VP Intermediate Bond Portfolio                     Maximize total return
PORTFOLIOS        Adviser: ING Investments, LLC                          consistent with reasonable
                  Sub-Adviser: ING Investment Management Co.             risk

                  ING VP Money Market Portfolio                          High current return,
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: ING Investment Management Co.             preservation of capital and
                                                                         liquidity


GLOBAL AND        ING VP Global Science and Technology Portfolio         Long-term capital appreciation
INTERNATIONAL     Adviser: ING Investments, LLC
EQUITY            Sub-Adviser: BlackRock Advisors, Inc.
PORTFOLIOS

                  ING VP International Equity Portfolio                  Long-term capital growth
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Co.


STRATEGIC         ING VP Strategic Allocation Balanced Portfolio         Total return (i.e., income and
ALLOCATION        Adviser: ING Investments, LLC                          capital growth, both realized
PORTFOLIOS        Sub-Adviser: ING Investment Management Co.             and unrealized)

                  ING VP Strategic Allocation Growth Portfolio           Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Co.

                  ING VP Strategic Allocation Income Portfolio           Total return consistent with
                  Adviser: ING Investments, LLC                          preservation of capital
                  Sub-Adviser: ING Investment Management Co.


 2      Portfolios at a Glance

                                                          PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have above-average growth potential.                   investment in equity securities.


Equity securities of large U.S. companies, believed       Price volatility and other risks that accompany an
to have growth potential.                                 investment in growth-oriented equity securities.


Equity securities of small-sized U.S. companies,          Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.


Equity securities included in the S&P 500 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 400 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 600 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities and small-sized companies.


Equity securities of larger U.S. companies believed       Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.


Investment grade debt securities with a minimum           Credit, interest rate, repayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit risk during economic downturns.
ranging between five and ten years.


High quality, U.S. dollar-denominated short-term          Credit, interest rate and other risks that accompany an
debt securities.                                          investment in U.S. dollar-denominated short-term debt
                                                          securities.


Equity securities of U.S. and foreign companies in        Price volatility and other risks that accompany an
the science and technology sectors.                       investment in equity securities and maintaining a
                                                          non-diversified portfolio focusing on companies engaged in the science and technology sectors.


Equity securities and equity equivalents                  Price volatility and other risks that accompany an
principally traded outside of the U.S.                    investment in foreign equities. Sensitive to currency
                                                          exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Portfolios at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VP BALANCED PORTFOLIO                          ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgement of the Portfolio's management of which of those sectors or mix thereof offers the best investment prospects.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio seeks total return consisting of capital appreciation and current income.

Under normal market conditions, the Portfolio allocates its assets between the following asset classes:

- Equities, such as common and preferred stocks;

- Debt, such as bonds, mortgage-related and other asset-backed securities;

- U.S. Government securities; and

- Money market instruments.

The Sub-Adviser typically maintains approximately 60% of the Portfolio's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on the Sub-Adviser's view of the relative attractiveness of each asset class. In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Portfolio.


In managing the equity component of the Portfolio, the Sub-Adviser attempts to achieve the Portfolio's investment objective by overweighting those stocks in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index.



In managing the debt component, the Sub-Adviser focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of assets specialists use this relative value analysis to guide the security selection process. Although the Portfolio may invest a portion of its assets in high yield (high risk) debt securities rated below BBB- by Standard & Poor's ("S&P") or Baa3 by Moody's Investors Services, Inc ("Moody's"), the Portfolio will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio maturity of the Portfolio will generally range between three and ten years. The Portfolio may also invest in foreign debt securities and derivatives.



The Portfolio may invest in convertible securities. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others.


ALLOCATION RISK -- the success of the Portfolio's strategy depends on the Sub-Adviser's skill in allocating Portfolio assets between equities and debt and in choosing investments within those categories. Because the Portfolio's assets are allocated between equities and fixed income securities, the Portfolio may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.



PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.



INTEREST RATE RISK -- fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income securities.



FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



MORTGAGE-RELATED SECURITIES -- the price of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.



U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (GNMA). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.



DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



HIGH-YIELD DEBT SECURITIES -- high-yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 4      ING VP Balanced Portfolio

                                                       ING VP BALANCED PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
26.91     14.88    22.16    16.65    13.30   (0.81)   (4.44)   (10.53)   18.57

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) The figures shown for 2004 provide performance for Class S shares of the Portfolio. Because Class S shares commenced operations on May 29, 2003, the figures shown for the years prior to 2004 provide performance for Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:

                               quarter     :     %


                               quarter     :     %


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of two broad measures of market performance -- the S&P 500 Index and the Lehman Brothers Aggregate Bond Index ("LBAB Index").



                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)
CLASS S RETURN                                                  %                                           N/A
S&P 500 Index (reflects no deductions for fees or
  expenses)(3)                                                  %                        (4)                N/A
LBAB Index (reflects no deductions for fees or expenses)(5)     %                        (4)                N/A
Composite Index (reflects no deductions for fees or
  expenses)(6)                                                  %                        (4)
CLASS I RETURN(7)                                               %
S&P 500 Index (reflects no deductions for fees or
  expenses)(3)                                                  %
LBAB Index (reflects no deductions for fees or expenses)(5)     %
Composite Index (reflects no deductions for fees or
  expenses)(6)                                                  %



(1) This table shows the performance of both Class S shares and Class I shares of the Portfolio. See footnote (2) to the bar chart above.



(2) Class S shares commenced operations on May 29, 2003.



(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.



(4) The Index return for Class S shares is for the period beginning June 1, 2003.



(5) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.



(6) The Composite Index consists of 60% S&P 500 Index and 40% LBAB Index.



(7) The performance for Class I shares of the Portfolio is revised to reflect the higher expenses of Class S shares.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING VP Balanced Portfolio       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP GROWTH AND INCOME PORTFOLIO                 ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both.

The Sub-Adviser may invest principally in common stocks having significant potential for capital appreciation, or may purchase common stocks principally for their income potential through dividends and option writing, or may acquire securities having a mix of these characteristics.


The Sub-Adviser utilizes a multi-manager approach for portfolio construction. Both the Senior Portfolio Managers and all of the Sector Analysts on the team participate in the process, with the Sector Analysts determining the security selection for each of their sectors for a dedicated portion of the overall portfolio. The Senior Portfolio Managers are responsible for the balance of the portfolio, including management of the portfolio's overall risk profile.



In managing the Portfolio, the Sub-Adviser:


- Emphasizes stocks of larger companies.


- Looks to strategically invest the Portfolio's assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers, depending upon market conditions.



- Utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.



The Portfolio may invest in derivative instruments. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



MARKET TRENDS -- although the Sub-Adviser emphasizes large-cap securities, to the extent the Portfolio is diversified across asset classes, it may not perform as well as less diversified portfolios when large-cap securities are in favor.



FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 6      ING VP Growth and Income Portfolio

                                              ING VP GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares, revised to reflect the higher expenses of Class S shares, from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
31.92     24.15    29.57    14.23    17.11   (11.21)  (18.61)  (25.19)   25.76

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) The figures shown for 2004 provide performance for Class S shares of the Portfolio. Because Class S shares commenced operations on June 11, 2003, the figures shown for the years prior to 2004 provide performance for Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").



                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)
CLASS S RETURN                                                  %
S&P 500 Index (reflects no deduction for fees or
expenses)(3)                                                    %                          (4)
CLASS I RETURN(5)                                               %
S&P 500 Index (reflects no deduction for fees or
expenses)(3)                                                    %



(1) This table shows the performance of both Class S shares and Class I shares of the Portfolio. See footnote (2) to the bar chart above.



(2) Class S shares commenced operations on June 11, 2003.



(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.



(4) The Index return for Class S shares is for the period beginning June 1, 2003.



(5) The performance for Class I shares of the Portfolio is revised to reflect the higher expenses of Class S shares.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING VP Growth and Income Portfolio       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP GROWTH PORTFOLIO                            ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing the Portfolio, the Sub-Adviser:

- Emphasizes stocks of larger companies, although the Portfolio may invest in companies of any size.


- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in business momentum but whose perceived value is not reflected in the stock price.


- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.


The Portfolio may invest in derivative instruments and foreign securities. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others.


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in small-and mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.


GROWTH INVESTING -- growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 8      ING VP Growth Portfolio

                                                         ING VP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   32.68    37.34    34.65   (12.17)  (27.26)  (29.08)   30.01

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) The figures shown for the years 2002-2004 provide performance for Class S shares of the Portfolio. Because Class S shares commenced operations on November 1, 2001, the figures shown for the years 1997-2001 provide performance for Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                          AVERAGE ANNUAL TOTAL RETURNS

                  (FOR THE PERIODS ENDED DECEMBER 31, 2004)(1)


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Russell 1000 Growth Index.


                                                                                   5 YEARS                 10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)(3)
CLASS S RETURN                                                  %                                             N/A
Russell 1000 Growth Index (reflects no deduction for fees or
expenses)(4)                                                    %                        (5)                  N/A
CLASS I RETURN(6)                                               %
Russell 1000(R) Growth Index (reflects no deductions for
fees or expenses)(4)                                            %                                                (7)


(1) This table shows performance of both Class S shares and Class I shares of the Portfolio. See footnote (2) to the bar chart above.


(2) Class S shares commenced operations on November 1, 2001.



(3) Class I shares commenced operations on December 13, 1996.


(4) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(5) The Index return for Class S shares is for the period beginning November 1, 2001.

(6) The performance for Class I shares of the Portfolio is revised to reflect the higher expenses of Class S shares.

(7) The Index return for Class I shares is for the period beginning December 1, 1996.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING VP Growth Portfolio       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP SMALL COMPANY PORTFOLIO                     ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Portfolio invests at least 80% of its assets in common stocks of small-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.



The Sub-Adviser defines small-capitalization companies as companies that are included in the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index") or the Russell 2000 Index at the time of purchase, or if not included in either
Index, have market capitalizations of between $    million and $    billion. The
market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 and Russell 2000 Indices change. At December 31, 2004, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $ million and the largest company had a market capitalization of $ billion. At December 31, 2004, the smallest company in the Russell 2000 Index had a market capitalization of $ million and the largest company had a market capitalization of $ billion.


In managing the Portfolio, the Sub-Adviser:

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.


- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, return on equity and price to equity multiples) of over 2,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.


- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

- May invest, to a limited extent, in foreign stocks.


The Portfolio may invest in derivative instruments. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an
investment in the Portfolio. The Portfolio may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.



MARKET TRENDS -- from time to time, the stock market may not favor the mix of growth-oriented and value-oriented securities in which the Portfolio invests. Rather, the market could favor more speculative growth-oriented securities or more value-oriented securities or may not favor equities at all.


SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.


FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.



RISKS OF DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs and is likely to generate more taxable short-term gains for shareholders, which may have and adverse impact on performance.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 10      ING VP Small Company Portfolio

                                                  ING VP SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   34.16    0.85     30.53    6.45     3.74    (23.45)   37.76

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) The figures shown for the years 2002-2004 provide performance for Class S shares of the Portfolio. Because Class S shares commenced operations on November 1, 2001, the figures shown for the years 1997-2001 provide performance for Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Russell 2000 Index.


                                                                                   5 YEARS                 10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)    (OR LIFE OF CLASS)(3)
CLASS S RETURN                                                  %                                              N/A
Russell 2000 Index (reflects no deduction for fees or
  expenses)(4)                                                  %                        (5)                   N/A
CLASS I RETURN(6)                                               %
Russell 2000 Index (reflects no deduction for fees or
  expenses)(4)                                                  %                                                 (7)


(1) This table shows performance of both Class S shares and Class I shares of the Portfolio. See footnote (2) to the bar chart above.


(2) Class S shares commenced operations on November 1, 2001.



(3) Class I shares commenced operations on December 27, 1996.


(4) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(5) The index return for Class S shares is for the period beginning November 1, 2001.

(6) The performance for Class I shares of the Portfolio is revised to reflect the higher expenses of Class S shares.

(7) The Index return for Class I shares is for the period beginning January 1, 1997.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING VP Small Company Portfolio       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP INDEX PLUS LARGECAP PORTFOLIO               ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks to outperform the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), while maintaining a market level of risk.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio invests at least 80% of its assets in stocks included in the S&P 500 Index. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.



In managing the Portfolio, the Sub-Adviser attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P 500 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representations in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Portfolio and that of the S&P 500 Index in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.


The Portfolio may invest in derivative instruments. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.


MANAGER RISK -- the success of the Portfolio's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.


DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 12      ING VP Index Plus LargeCap Portfolio

                                            ING VP INDEX PLUS LARGECAP PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   33.56    31.28    24.00   (9.62)   (13.84)  (21.74)   25.84

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) The figures shown for the years 2002-2004 provide performance for Class S shares of the Portfolio. Because Class S shares commenced operations on July 16, 2001, the figures shown for the years 1997-2001 provide performance for Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the S&P 500 Index.


                                                                                      5 YEARS                 10 YEARS
                                                                      1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)(3)
CLASS S RETURN                                                 %                                                 N/A
S&P 500 Index (reflects no deduction for fees or
expenses)(4)                                                   %                            (5)                  N/A
CLASS I RETURN(6)                                              %
S&P 500 Index (reflects no deduction for fees or
expenses)(4)                                                   %                                                    (7)


(1) This table shows performance of both Class S shares and Class I shares of the Portfolio. See footnote (2) to the bar chart above.


(2) Class S shares commenced operations July 16, 2001.



(3) Class I shares commenced operations on September 16, 1996.


(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


(5) The Index returns for Class S shares are for the period beginning August 1, 2001.


(6) The performance for Class I shares of the Portfolio is revised to reflect the higher expenses of Class S shares.

(7) The Index return for Class I shares is for the period beginning October 1, 1996.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING VP Index Plus LargeCap Portfolio       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP INDEX PLUS MIDCAP PORTFOLIO                 ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market level of risk.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Portfolio invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.



The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. At December 31, 2004, the smallest company in the S&P MidCap 400 Index had a market capitalization of $ million and the largest company had a market capitalization of $ billion.



In managing the Portfolio, the Sub-Adviser attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P MidCap 400 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Portfolio and that of the S&P MidCap 400 Index in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.


The Portfolio may invest in derivative instruments. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others.


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.



MID-SIZED COMPANIES -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.


MANAGER RISK -- the success of the Portfolio's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.


DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 14      ING VP Index Plus MidCap Portfolio

                                              ING VP INDEX PLUS MIDCAP PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            23.99    15.51    19.61   (1.57)   (12.26)   32.06

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) The figures shown for the years 2002-2004 provide performance for Class S shares of the Portfolio. Because Class S shares commenced operations on July 16, 2001, the figures shown for the years 1998-2001 provide performance for Class I (formerly Class R) shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:

                               quarter     :      %


                               quarter     :      %


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index.



                                                                                     5 YEARS                  10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(2)    (OR LIFE OF CLASS)(3)
CLASS S RETURN                                                  %                                                N/A
S&P MidCap 400 Index (reflects no deduction for fees or
expenses)(4)                                                    %                           (5)                  N/A
CLASS I RETURN(6)                                               %
S&P MidCap 400 Index (reflects no deduction for fees or
expenses)(4)                                                    %                                                   (7)


(1) This table shows performance of both Class S shares and Class I shares of the Portfolio. See footnote (2) to the bar chart above.


(2) Class S shares commenced operations on July 16, 2001.



(3) Class I shares commenced operations on December 16, 1997.



(4) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.


(5) The Index return for Class S shares is for the period beginning August 1, 2001.

(6) The performance for Class I shares of the Portfolio is revised to reflect the higher expenses of Class S shares.

(7) The Index return for Class I shares is for the period beginning January 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING VP Index Plus MidCap Portfolio       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VP INDEX PLUS SMALLCAP PORTFOLIO               ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a market level of risk.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Portfolio invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.



The S&P SmallCap 600 Index is a stock policy market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. At December 31, 2004, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $ million and the largest company had a market capitalization of $ billion.



In managing the Portfolio, the Sub-Adviser attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P SmallCap 600 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Portfolio and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.


The Portfolio may invest in derivative instruments. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.


SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.


- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.


MANAGER RISK -- the success of the Portfolio's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.


DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 16      ING VP Index Plus SmallCap Portfolio

                                            ING VP INDEX PLUS SMALLCAP PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                           (1.61)    10.53    9.53     2.16    (13.39)   35.83

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) The figures shown for the years 2002-2004 provide performance for Class S shares of the Portfolio. Because Class S shares commenced operations on July 16, 2001, the figures shown for the years 1998-2001 provide performance for Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:

                               quarter     :      %


                               quarter     :      %


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the S&P SmallCap 600 Index.



                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)(3)
CLASS S RETURN                                                  %                                            N/A
S&P 600 SmallCap Index (reflects no deduction for fees or
expenses)(4)                                                    %                       (5)                  N/A
CLASS I RETURN(6)                                               %
S&P 600 SmallCap Index (reflects no deduction for fees or
expenses)(4)                                                    %                                               (7)


(1) This table shows performance of both Class S shares and Class I shares of the Portfolio. See footnote (2) to the bar chart above.


(2) Class S shares commenced operations on July 16, 2001.



(3) Class I shares commenced operations on December 19, 1997.



(4) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.


(5) The Index return for Class S shares is for the period beginning August 1, 2001.

(6) The performance for Class I shares of the Portfolio is revised to reflect the higher expenses of Class S shares.

(7) The Index return for Class I shares is for the period beginning January 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING VP Index Plus SmallCap Portfolio       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VP VALUE OPPORTUNITY PORTFOLIO                 ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


Seeks growth of capital primarily through investment in a diversified portfolio of common stocks.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks.



In managing the Portfolio, the Sub-Adviser may invest in companies of any size, although it tends to invest a majority of its assets in companies with a market capitalization greater than $1 billion. The Sub-Adviser focuses on investing in securities of large companies, which are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1,000 largest companies as measured by equity market capitalization. The market capitalization of large companies will change with market conditions. The equity securities in which the Portfolio may invest include common stocks and ADRs.



Within this universe, the Sub-Adviser uses a disciplined value approach to select investments that the Sub-Adviser considers to be undervalued compared to the overall stock market and whose stock price does not adequately reflect its favorable fundamental characteristics, including a strong financial position, experienced management team, and a leading or growing competitive market position. The Sub-Adviser uses a quantitative screening process and fundamental analysis to determine which undervalued stocks appear to have a catalyst to increase share price. The Sub-Adviser will consider selling a security when company business momentum deteriorate, when price objectives are reached, or when better investment opportunities present themselves.


The Portfolio may invest the remaining 35% of its assets in other types of securities including foreign securities and securities of smaller companies.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in small-and mid-sized companies which may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.



FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 18      ING VP Value Opportunity Portfolio

                                              ING VP VALUE OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   39.03    22.10    19.29    9.94    (9.86)   (26.12)   24.21

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) The figures shown for the years 2002-2004 provide performance for Class S shares of the Portfolio. Because Class S shares commenced operations on July 16, 2001, the figures shown for the years 1997-2001 provide performance for Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


(4) Prior to December 29, 2003, the Portfolio operated under a different investment strategy.

            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of three broad measures of market performance -- the Russell 1000 Value Index, Russell 1000 Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").



                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)(3)
CLASS S RETURN                                                  %
Russell 1000 Value Index (reflects no deductions for fees or
expenses)(4)                                                    %                        (5)
Russell 1000 Index (reflects no deductions for fees or
expenses)(6)                                                    %                        (5)
S&P 500 Index (reflects no deduction for fees or
expenses)(7)                                                    %                        (5)
CLASS I RETURN(8)                                               %
Russell 1000 Value Index (reflects no deductions for fees or
expenses)(4)                                                    %                                                (9)
Russell 1000 Index (reflects no deductions for fees or
expenses)(6)                                                    %                                                (9)
S&P 500 Index (reflects no deductions for fees or
expenses)(7)                                                    %                                                (9)



(1) This table shows the performance of both Class S shares and Class I shares of the Portfolio. See footnote (2) to the bar chart above.



(2) Class S shares commenced operations on July 16, 2001.



(3) Class I shares commenced operations on December 13, 1996.



(4) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with low price-to-book ratios and low forecasted growth values, which more closely tracks the types of securities in which the Portfolio invests than the S&P 500 Index.



(5) The Index returns for Class S shares are for the period beginning August 1, 2001.



(6) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.



(7) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.



(8) The performance for Class I shares of the Portfolio is revised to reflect the higher expenses of Class S shares.



(9) The Index return for Class I shares is for the period beginning December 1, 1996.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING VP Value Opportunity Portfolio       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP INTERMEDIATE BOND PORTFOLIO                 ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Portfolio seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Portfolio invests at least 80% of its assets in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated investment grade (for example, rated at least BBB- by Standard & Poor's Rating Group or Baa3 by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.



Although the Portfolio may invest a portion of its assets in high-yield (high risk) debt securities rated below investment grade, the Portfolio will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio maturity of the Portfolio will generally range between three and ten years.



The Portfolio may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt securities of foreign issuers; mortgage- and asset-backed securities; and options and futures contracts involving securities, securities indices and interest rates. The Portfolio may also engage in dollar roll transactions and swap agreements.



The investment process focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide the security selection process.



The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others.


PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.



INTEREST RATE RISK -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income securities.



DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.


CREDIT RISK -- the Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Portfolio may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Portfolio may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.


RISKS OF HIGH YIELD-DEBT SECURITIES -- high yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.



DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.



MORTGAGE-RELATED SECURITIES -- the price of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in the time of low or declining interest rates, the price of the mortgage-related security may fall.



U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (GNMA). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.



 20      ING VP Intermediate Bond Portfolio

                                              ING VP INTERMEDIATE BOND PORTFOLIO

--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
17.93     3.33     8.02     7.86    (0.99)    9.37     8.48     8.08     6.04

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) The figures shown for the years 2003 and 2004 provide performance for Class S shares of the Portfolio. Because Class S shares commenced operations on May 3, 2002, the figures shown for the years 1995-2002 provide performance of Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.



(4) Effective August 6, 2004, the Portfolio changed its name from ING VP Bond Portfolio to ING VP Intermediate Bond Portfolio.


            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index ("LBAB Index").



                                                                                   5 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)         10 YEARS
CLASS S RETURN                                                  %                                            N/A
LBAB Index (reflects no deduction of fees or expenses)(3)       %                        (4)                 N/A
CLASS I RETURN(5)                                               %
LBAB Index (reflects no deduction for fees or expenses)(3)      %


(1) This table shows performance of both Class S shares and Class I shares of the Portfolio. See footnote (2) to the bar chart above.


(2) Class S shares commenced operations on May 3, 2002



(3) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities.



(4) The Index return for Class S shares is for the period beginning May 1, 2002.



(5) The performance for Class I shares of the Portfolio is revised to reflect the higher expenses of Class S shares.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                     ING VP Intermediate Bond Portfolio       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VP MONEY MARKET PORTFOLIO                      ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Portfolio invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include, but are not limited to, U.S. government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, repurchase agreements commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.


The Portfolio may lend its portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

It is possible to lose money by investing in the Portfolio. There is no guaranty the Portfolio will achieve its investment objective. Investments in the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike many money market funds, the Portfolio is not managed to maintain a constant net asset value. Instead, the net asset value will change with the value of the investments in the Portfolio.


INTEREST RATE RISK -- money market funds, like the Portfolio, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Portfolio's investments may fall when interest rates rise.



CREDIT RISK -- money market funds, like the Portfolio, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. The Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.



U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including Government National Mortgage Association (GNMA), the Small Business Administration and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including Federal Financing Bank, The Federal Home Loan Banks and the U.S. Postal Services. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation and the Federal Farm Credit Banks, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.


RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations).


FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.


REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by the Portfolio of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.


MORTGAGE-RELATED SECURITIES -- the price of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in time of low or declining interest rates, the price of the mortgage-related security may fall.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 22      ING VP Money Market Portfolio

                                                   ING VP MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

            [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                   The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I (formerly Class R) shares, revised to reflect the higher expenses of Class S shares, from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
5.78      5.13     5.21     5.18     4.82     6.10     3.67     1.37     0.67

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) Because Class S shares had not commenced operations prior to the date of this Prospectus, the returns in the bar chart are based upon the performance of Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:

                               quarter     :     %


                               quarter     :     %


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)


The table below provides an indication of the risk of investing in the Portfolio by showing how the Portfolio's average annual total returns for different calendar periods compared to the returns of the iMoneyNet First Tier Retail Index and the Money Fund Report Averages(TM)/All Taxable Index.


                                                                   1 YEAR    5 YEARS    10 YEARS
Class I Return                                                  %
iMoneyNet First Tier Retail Index (reflects no deduction for
fees or expenses)(2)                                            %


(1) This table shows performance of the Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares, because Class S shares had not commenced operation as of the date of this Prospectus. See footnote (2) to the bar chart above.


(2) The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. This index is intended to be the comparative index for the Portfolio.


      To obtain current yield information, please contact 1-800-992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING VP Money Market Portfolio       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO          BlackRock Advisors, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital
appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Portfolio normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


The Portfolio will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies defined as such by the Standard Industrial Classifications ("SIC") Codes. The Portfolio may invest up to 25% of its net assets in stocks of issuers in emerging market countries.



The Portfolio primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stocks, Initial Public Offerings ('IPOs") and Rule 144A Securities. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.



The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the Portfolio's portfolio holdings include: Application Software, IT Consulting & Services, Internet Software and Services, Networking Equipment, Telecom Equipment, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment and Instruments, Semiconductor Equipment, Semiconductors, Aerospace & Defense, Electrical Components & Equipment, Biotechnology, Pharmaceuticals, Healthcare Equipment & Supplies, Healthcare Distribution & Services, Healthcare Facilities, Industrial Gases, Specialty Chemicals, Advanced Materials, Integrated Telecom Services, Alternative Carriers and Wireless Telecommunication Services


The Portfolio generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.


The Portfolio may invest excess cash in short-term U.S. government securities and other high-quality debt securities for temporary and defensive purposes. It also may invest in derivative instruments, including foreign currency contracts.


The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio's investments in small- and mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.


MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SCIENCE AND TECHNOLOGY -- the Portfolio's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Portfolio's performance to a greater extent than a fund that invests in many sectors.


In addition, investing in science and technology companies exposes the Portfolio to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Portfolio's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.



FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Portfolio invests in emerging market countries, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.



RULE 144A SECURITIES -- Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Portfolio considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets and may lead to less ability to sell those securities.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.

 24      ING VP Global Science and Technology Portfolio

                                  ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                 YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)(5)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                      (22.96)  (41.50)   45.63

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) The figures shown for the years 2002 and 2004 provide performance for Class S shares of the Portfolio. Since all Class S shares were redeemed in December 2003, the figure shown for the year 2003 provides performance for eleven months for Class S and one month for Class I adjusted for higher expenses of Class S. Because Class S shares commenced operations on November 1, 2001, the figure shown for the year 2001 provides performance for Class I shares of the Portfolio. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Effective January 2, 2004, BlackRock Advisors, Inc. serves as sub-adviser to the Portfolio. Prior to January 1, 2004, AIC Asset Management, LLC served as sub-adviser to the Portfolio.


(4) Effective February 17, 2004 the Portfolio changed its name from ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio.

(5) Prior to February 17, 2004, the Portfolio operated under a different investment strategy.

            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (For the periods ended December 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of two broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Pacific Stock Exchange Technology Index ("PSE Technology Index").



                                                                                    5 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)(3)   10 YEARS
CLASS S RETURN                                                  %                                        N/A
S&P 500 Index (reflects no deduction for fees or
expenses)(4)                                                    %                          (5)           N/A
PSE Technology Index (reflects no deduction for fees or
expenses)(6)                                                    %                          (5)           N/A
CLASS I RETURN(7)                                               %                                        N/A
S&P 500 Index (reflects no deductions for fees or
expenses)(4)                                                    %                          (8)           N/A
PSE Technology Index (reflects no deductions for fees or
expenses)(6)                                                    %                          (8)           N/A


(1) This table shows performance of the Class I shares of the Portfolio because Class S shares of the Portfolio first commenced operations in 2001. See footnote (2) to the bar chart above.


(2) Class S shares commenced operations November 1, 2001.



(3) Class I shares commenced operations on May 1, 2000.



(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.



(5) The Index returns for Class S shares are for the period beginning November 1, 2001.



(6) The PSE Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index is included as an additional comparative index for Portfolio comparison.



(7) The performance for Class I shares of the Portfolio is revised to reflect the higher expenses of Class S shares.



(8) The Index return for Class I shares are for the period beginning May 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                         ING VP Global Science and Technology Portfolio       25

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP INTERNATIONAL EQUITY PORTFOLIO              ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. The Portfolio will not target any given level of current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


At least 65% of the Portfolio's assets will normally be invested in securities of companies of any size, principally traded in three or more countries outside of the U.S. These securities may include common stocks as well as securities convertible into common stock.


In managing the Portfolio, the Sub-Adviser looks to:

- Diversify the Portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.


- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for appreciation.


- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.

- Use internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. The Sub-Adviser analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.


The Portfolio may employ currency hedging strategies to protect the Portfolio from adverse effects on the U.S. dollar.


The Portfolio may invest in derivative instruments. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio may invest in small- and mid-sized companies which may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.


MARKET TRENDS -- from time to time, the stock market may not favor the mix of growth-oriented and value-oriented securities in which the Portfolio invests. Rather, the market could favor more speculative growth-oriented securities or more value-oriented securities.


FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Portfolio invests in emerging market countries, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


 26      ING VP International Equity Portfolio

                                           ING VP INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            18.63    50.96   (20.54)  (24.07)  (26.84)   31.62

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.

(2) The figures shown for the years 2002-2004 provide performance for Class S shares of the Portfolio. Because Class S shares commenced operations on November 1, 2001, the figures shown for the years 1998-2001 provide performance for Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East Index ("MSCI EAFE Index").



                                                                                   5 YEARS                 10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)    (OR LIFE OF CLASS)(3)
CLASS S RETURN                                                  %                                              N/A
MSCI EAFE Index (reflects no deduction for fees or
expenses)(4)                                                    %                        (5)                   N/A
CLASS I RETURN(6)                                               %
MSCI EAFE Index (reflects no deduction for fees or
expenses)(4)                                                    %                                                 (7)


(1) This table shows performance of both Class S shares and Class I shares of the Portfolio. See footnote (2) to the bar chart above.

(2) Class S shares commenced operations on November 1, 2001.



(3) Class I shares commenced operations on December 22, 1997.


(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5) The Index return for Class S shares is for the period beginning November 1, 2001.

(6) The performance for Class I shares of the Portfolio is revised to reflect the higher expenses of Class S shares.

(7) The Index return for Class I shares is for the period beginning January 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                  ING VP International Equity Portfolio       27

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING VP STRATEGIC ALLOCATION PORTFOLIOS             ING Investment Management Co.

--------------------------------------------------------------------------------


ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO



ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO


ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO

OBJECTIVES


ING VP Strategic Allocation Balanced Portfolio seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).



ING VP Strategic Allocation Growth Portfolio seeks to provide capital appreciation.


ING VP Strategic Allocation Income Portfolio seeks to provide total return consistent with preservation of capital.

ALLOCATION OPTIONS

The ING VP Strategic Allocation Portfolios are asset allocation funds that have been designed for investors with different investment goals:


- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.



- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.


- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

Investors should consult with their investment professional to determine whether an ING VP Strategic Allocation Portfolio is suited to their financial needs, investment time horizon and risk tolerance level.

ALLOCATION STRATEGIES

Under normal market conditions, the Sub-Adviser allocates the assets of each Portfolio, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. The percentage weights of each Portfolio's assets allocated to each such asset class are described in the chart below. The asset allocation limits apply at the time of purchase of a particular security.



     ASSET CLASS
                                                                   ING VP                ING VP               ING VP
                                                                   STRATEGIC ALLOCATION  STRATEGIC            STRATEGIC
                                                                   BALANCED              ALLOCATION           ALLOCATION
                                                                   PORTFOLIO(1)          GROWTH PORTFOLIO     INCOME PORTFOLIO(2)
     EQUITIES
     DOMESTIC STOCKS
     Range                                                         0-75%                 10-100%              0-70%
     INTERNATIONAL STOCKS
     Range                                                         0-10%                 0-20%                0-10%
     FIXED INCOME
     Range                                                         0-70%                 0-40%                0-100%
     MONEY MARKET INSTRUMENTS
     Range                                                         0-30%                 0-30%                0-30%


---------------------
(1)ING VP Strategic Allocation Balanced Portfolio will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)ING VP Strategic Allocation Income Portfolio will invest no more than 35% of its assets in any combination of the following asset sub-classes:
small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

 28      ING VP Strategic Allocation Portfolios

                                          ING VP STRATEGIC ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------

The Sub-Adviser uses a Composite Index as the benchmark index to which it compares the performance of each ING VP Strategic Allocation Portfolio. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index. Each asset class comparative index that is blended into the benchmark Composite Index is described on page 35 of this Prospectus.


                   COMPOSITE INDEX                                   MORGAN STANLEY
                                                                  CAPITAL INTERNATIONAL                         91-DAY U.S.
                                                   RUSSELL 3000  EUROPE, AUSTRALASIA AND  LEHMAN BROTHERS       TREASURY
                                                      INDEX          FAR EAST INDEX       AGGREGATE BOND INDEX  BILL RATE
     STRATEGIC ALLOCATION BALANCED COMPOSITE       55%           5%                       35%                   5%
     STRATEGIC ALLOCATION GROWTH COMPOSITE         70%           10%                      20%                   0%
     STRATEGIC ALLOCATION INCOME COMPOSITE         35%           0%                       55%                   10%


To remain consistent with each Portfolio's investment objective and intended level of risk tolerance, the Sub-Adviser has instituted both a benchmark percentage allocation and a Portfolio-level range allocation for each asset class set out above. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Portfolio-level range allows the Sub-Adviser to vary the weightings of each asset class in each Portfolio to take advantage of opportunities as market and economic conditions change.

Each Portfolio's asset allocation may vary from the benchmark allocation (within the permissible range) based on the Sub-Adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The Sub-Adviser may vary each Portfolio's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the Sub-Adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements.

INVESTMENT STRATEGIES

Set out below are the strategies employed by the Sub-Adviser in selecting investments for the ING VP Strategic Allocation s' equity, fixed-income, and money market securities asset classes. The segment of a 's assets that may be invested in each asset class are subject to the allocation ranges set out in the chart above.

EQUITY SECURITIES -- DOMESTIC STOCKS


LARGE-CAPITALIZATION STOCKS -- Each Portfolio may invest a segment of its assets in stocks included in the Standard & Poor's 500 Composite Stock-Price Index ("S&P 500 Index"). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies traded in the U.S. and selected by S&P. At December 31, 2004, the market capitalization of the companies included on the S&P 500 Index was in excess of
$    million. In selecting large capitalization stocks for each Portfolio, the
Sub-Adviser attempts to overweight those stocks in the S&P 500 Index that it believes will outperform the Index, and underweight (or avoid altogether) those stocks that it believes will underperform the Index.



SMALL-/MID-CAPITALIZATION STOCKS -- The Portfolios may invest a segment of their assets in small and mid capitalization stocks (typically stocks included in the Standard & Poor's MidCap 400 Composite Stock-Price Index ("S&P MidCap 400 Index"), the Standard & Poor's SmallCap 600 Composite Stock-Price Index ("S&P SmallCap 600 Index"), and the Russell 2500 Index). The S&P MidCap 400 Index and the S&P SmallCap 600 Index measure the performance of the 400 mid-capitalization companies and the 600 small capitalization companies traded in the U.S., respectively, as selected by Standard & Poor's. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The market capitalization range of each Index is reset monthly and will change with market conditions as the range of the companies in each Index changes. At December 31, 2004, the market capitalization of the smallest company in the S&P
MidCap 400 Index was $    million and the largest company had a market
capitalization of $    billion. At December 31, 2004, the market capitalization
of the smallest company in the S&P SmallCap 600 Index was $    million and the
largest company had a market capitalization of $    billion. At December 31,
2004, the market capitalization of the smallest company in the Russell 2500
Index was $    million and the largest company had a market capitalization of
$    billion.



To evaluate which large-, mid- and small-capitalization stocks in which to invest, the Sub-Adviser uses various methods, including, but not limited to internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING VP Strategic Allocation Portfolios       29

ING VP STRATEGIC ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------

EQUITY SECURITIES -- INTERNATIONAL STOCKS

The Sub-Adviser may invest a segment of each Portfolio's assets in international stocks. These securities may include common stocks as well as securities convertible into common stocks.

FIXED INCOME SECURITIES


The Sub-Adviser will invest the segment of each Portfolio's assets allocated to fixed-income securities in a diversified portfolio of domestic and foreign fixed-income securities, including, but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated at least BBB- by Standard & Poor's or Baa3 by Moody's or have an equivalent rating from another nationally recognized statistical rating organization, or, if unrated, are of comparable quality. Each Portfolio may also invest in international fixed-income securities and may invest up to 15% of the value of its total assets in high yield (high risk) debt securities rated below investment grade. The dollar-weighted average maturity of the fixed-income segment of the Portfolio's portfolio will generally range between three and ten years.


MONEY MARKET INSTRUMENTS; OTHER INVESTMENTS

MONEY MARKET INSTRUMENTS -- Each Portfolio may invest in high quality money market instruments that the Sub-Adviser believes are appropriate in light of the Portfolio's investment objective. Such instruments may include high quality fixed-income securities denominated in U.S. dollars, with short remaining maturities, repurchase agreements, U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.


OTHER INVESTMENTS -- Each Portfolio may, consistent with its investment objective and allocation strategy, invest in convertible securities, securities of foreign governments and supranational organizations, and municipal bonds, may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Portfolios may use options and futures contracts involving securities, securities indices and interest rates. The Portfolio may also invest in other investment companies, including exchange-traded funds, HOLDRs and SPDRs to the extent permitted by the Investment Company Act of 1940 ("1940 Act").


Each Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

You could lose money on an investment in the Portfolios. The Portfolios may be affected by the following risks, among others:

The success of each Portfolio's strategy depends significantly on the Sub-Adviser's skill in choosing investments and in allocating assets among the different investment classes.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Portfolio will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Portfolio are those generally attributable to stock and bond investing.

STOCKS -- for stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

SMALL-/MID-CAP RISK -- from time to time, the stock market may not favor the small- and mid-capitalization securities in which the Portfolios invest a segment of their assets. Stocks of smaller companies carry higher risks than stocks of larger companies. Smaller companies may lack the management experience, financial resources, and competitive strength of larger companies. Stocks of smaller companies may be subject to wider price fluctuations and tend to be more volatile than stocks of larger companies and can be particularly sensitive to changes in interest rates, borrowing costs and earnings.

FIXED-INCOME SECURITIES -- generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other fixed-income investments.


MORTGAGE-RELATED SECURITIES -- the price of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.



FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency.


 30      ING VP Strategic Allocation Portfolios

                                          ING VP STRATEGIC ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------


Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.



HIGH-YIELD DEBT SECURITIES -- high-yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factor difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.



REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by a Portfolio of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines the Portfolio may incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolios could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.



U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (GNMA). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to a Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because each Portfolio may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.



A more detailed discussion of the risks associated with investing in the Portfolio is available in the "More Information About Risks" section.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING VP Strategic Allocation Portfolios       31

ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares, revised to reflect the higher expenses of Class S shares, from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          18.51    17.27    5.64     9.93     0.17    (7.24)   (9.77)    19.17

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) Because Class S shares had not commenced operations as of the date of this Prospectus, the returns in the bar chart are based upon the performance of Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


(4) Effective October 1, 2002, the Portfolio changed its name from ING VP Crossroads Portfolio to ING VP Strategic Allocation Balanced Portfolio.

            Best and worst quarterly performance during this period:

                               quarter     :      %


                               quarter     :      %


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Balanced Composite.



                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(2)
Class I Return                                                  %
Russell 3000 Index (reflects no deduction for fees or
expenses)(3)                                                    %                                  (4)
Strategic Allocation Balanced Composite (reflects no
deduction for fees or expenses)(5)                              %                                  (4)


(1) This table shows performance of the Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares, because Class S shares had not commenced operation as of the date of this Prospectus. See footnote (2) to the bar chart above.


(2) Class I shares commenced operations on July 5, 1995.


(3) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.


(4) The Index returns for Class I shares are for the period beginning July 1, 1995.


(5) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

 32      ING VP Strategic Allocation Balanced Portfolio

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares, revised to reflect the higher expenses of Class S shares, from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          23.28    19.63    4.04     14.07   (0.92)   (11.75)  (13.99)   24.03

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) Because Class S shares had not commenced operations as of the date of this Prospectus, the returns in the bar chart are based upon the performance of Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


(4) Effective October 1, 2002 the Portfolio changed its name from ING VP Ascent Portfolio to ING VP Strategic Allocation Growth Portfolio.

            Best and worst quarterly performance during this period:

                               quarter     :     %


                               quarter     :     %


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Growth Composite.



                                                                                              10 YEARS
                                                                    1 YEAR    5 YEARS   (OR LIFE OF CLASS)(2)
Class I Return                                                  %
Russell 3000 Index (reflects no deduction for fees or
expenses)(3)                                                    %                                    (4)
Strategic Allocation Growth Composite (reflects no deduction
for fees or expenses)(5)                                        %                                    (4)


(1) This table shows performance of the Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares, because Class S shares had not commenced operation as of the date of this Prospectus. See footnote (2) to the bar chart above.


(2) Class I shares commenced operations on July 5, 1995.


(3) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.


(4) The Index returns for Class I shares are for the period beginning July 1, 1995.


(5) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

                           ING VP Strategic Allocation Growth Portfolio       33

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

           [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS PERFORMED

                 The bar chart and table below show the Portfolio's historical performance which provides some indication of the risks of investing in the Portfolio and a broad measure of market performance for the same period. The Portfolio's past performance is not a guarantee of future results.


                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares, revised to reflect the higher expenses of Class S shares, from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          13.90    14.24    6.68     6.84     4.55    (2.60)   (4.58)    13.38

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.


(2) Because Class S shares had not commenced operations as of the date of this Prospectus, the returns in the bar chart are based upon the performance of Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.


(4) Effective October 1, 2002, the Portfolio changed its name from ING VP Legacy Portfolio to ING VP Strategic Allocation Income Portfolio.

            Best and worst quarterly performance during this period:

                               quarter     :     %


                               quarter     :     %


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of two broad measures of market performance -- the Lehman Brothers Aggregate Bond Index ("LBAB Index") and the Strategic Allocation Income Composite.



                                                                                             10 YEARS
                                                                    1 YEAR   5 YEARS   (OR LIFE OF CLASS)(2)
Class I Return                                                  %
LBAB Index (reflects no deduction for fees or expenses)(3)      %                                  (4)
Strategic Allocation Income Composite (reflects no deduction
for fees or expenses)(5)                                        %                                  (4)


(1) This table shows performance of the Class I shares of the Portfolio, revised to reflect the higher expenses of Class S shares, because Class S shares had not commenced operation as of the date of this Prospectus. See footnote (2) to the bar chart above.


(2) Class I shares commenced operations on July 5, 1995.


(3) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.


(4) The Index returns for Class I shares are for the period beginning July 1, 1995.


(5) The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 10% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 15% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

 34      ING VP Strategic Allocation Income Portfolio

                                                               BENCHMARK INDICES
--------------------------------------------------------------------------------


ASSET CLASS                                               ASSET CLASS COMPARATIVE INDICES
--------------------------------------------------------------------------------------------------------------------------
Domestic Stocks                                           The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S.
                                                          equity market.


International Stocks                                      The Morgan Stanley Capital International -- Europe,
                                                          Australasia and Far East Index ("MSCI EAFE Index") is a
                                                          market value-weighted average of the performance of more
                                                          than 900 securities listed on the stock exchange of
                                                          countries in Europe, Australasia and the Far East.

U.S. Dollar Bonds                                         The Lehman Brothers Aggregate Bond Index ("LBAB Index") is a
                                                          widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.


Cash Equivalents                                          Three-month Treasury bills are government-backed short-term investments considered to be relatively risk-free, and
                                                          equivalent to cash because their maturity is only three
                                                          months.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Benchmark Indices       35

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

       The table that follows shows the estimated operating expenses paid each year by each Portfolio. These estimated expenses are based on the expenses paid by the Portfolios in the year 2004. Actual expenses paid by the Portfolios may vary from year to year.



       Your variable annuity contract or variable life insurance policy is a contract between you and the issuing life insurance company. The
Portfolios are not parties to that variable contract, but are merely investment options made available to you by your insurance company under your variable contract. The fees and expenses of the Portfolios are not fixed or specified under the terms of your variable contract. The table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or life insurance policy. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan, the table does not reflect direct expenses of the plan, and you should consult your plan administrator for more information.


SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not applicable.

OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIOS(1)
(AS A % OF AVERAGE NET ASSETS)


                                                                                      TOTAL                               TOTAL
                                                   DISTRIBUTION                     PORTFOLIO         WAIVERS,             NET
                                    MANAGEMENT       (12B-1)           OTHER        OPERATING      REIMBURSEMENTS       PORTFOLIO
PORTFOLIO                              FEES            FEES         EXPENSES(2)     EXPENSES      AND RECOUPMENT(4)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING VP Balanced              %        0.50            0.25
 ING VP Growth and Income     %        0.50            0.25
 ING VP Growth                %        0.60            0.25
 ING VP Small Company         %        0.75            0.25
 ING VP Index Plus
  LargeCap                    %        0.35            0.25
 ING VP Index Plus MidCap     %        0.40            0.25
 ING VP Index Plus
  SmallCap                    %        0.40            0.25
 ING VP Value Opportunity     %        0.60            0.25
 ING VP Intermediate Bond     %        0.40            0.25
 ING VP Money Market(3)       %        0.25            0.25                (3)
 ING VP Global Science and
  Technology                  %        0.95            0.25
 ING VP International
  Equity                      %        0.85            0.25
 ING VP Strategic
  Allocation Balanced(3)      %        0.60            0.25                (3)
 ING VP Strategic
  Allocation Growth(3)        %        0.60            0.25                (3)
 ING VP Strategic
  Allocation Income(3)        %        0.60            0.25                (3)


--------------------------------------------------------------------------------


(1) This table shows the estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year, adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Portfolio, has agreed for each Portfolio.



(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.



(3) Because Class S shares are new for ING VP Money Market, ING VP Strategic Allocation Balanced, ING VP Strategic Allocation Growth and ING VP Strategic Allocation Income Portfolios and had not commenced operations as of December 31, 2004, Other Expenses is the amount of Other Expenses incurred by Class I shareholders for the year ended December 31, 2004.



(4) ING Investments, LLC, the investment adviser to each Portfolio, entered into written expense limitation agreements with each Portfolio (except ING VP Balanced, ING VP Growth and Income, ING VP Intermediate Bond and ING VP Money Market Portfolios) under which it will limit expenses of the Portfolios, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by the Adviser within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupments." For each applicable Portfolio, the expense limits will continue through at least May 1, 2005. The expense limitation agreements are contractual and shall renew automatically for one year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreements within 90 days of the then-current term. In addition, the expense limitation agreements may be terminated by the Company/Trust upon at least 90 days' prior written notice to ING Investments, LLC, or upon termination of an investment management agreement.


 36      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

       EXAMPLE



[PENNY GRAPHIC]


       The Example that follows is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other variable portfolios. The Example does not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy. Each Example assumes that you invested $10,000, reinvested all your dividends, the Portfolio earned an average annual return of 5.00%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.



PORTFOLIO                                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
 ING VP Balanced                                             $
 ING VP Growth and Income                                    $
 ING VP Growth                                               $
 ING VP Small Company                                        $
 ING VP Index Plus LargeCap                                  $
 ING VP Index Plus MidCap                                    $
 ING VP Index Plus SmallCap                                  $
 ING VP Value Opportunity                                    $
 ING VP Intermediate Bond                                    $
 ING VP Money Market                                         $
 ING VP Global Science and Technology                        $
 ING VP International Equity(1)                              $
 ING VP Strategic Allocation Balanced(1)                     $
 ING VP Strategic Allocation Growth                          $
 ING VP Strategic Allocation Income(1)                       $
-----------------------------------------------------------------------------------------------------------------------------



(1) The Example reflects the contractual limits for the one-year period and the first year of the three-, five-, and ten-year periods.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       37

INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

ABOUT YOUR INVESTMENT


The Portfolios are available only to serve as investment options under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by insurance companies that are part of the ING Groep N.V. of companies. Shares of the Portfolios may be sold to insurance companies that are not affiliated with ING Groep N.V., other investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service.



ING Funds Distributor, LLC, ("Distributor") the distributor for the Portfolios, also offers directly to the public other ING funds that have similar names, investment objectives and strategies as those of the Portfolios. You should be aware that the Portfolios are likely to differ from these other ING funds in size and cash flow pattern. Accordingly, the performance of these Portfolios can be expected to vary from those of the other funds.



You do not buy, sell or exchange shares of the Portfolios. You choose investment options through your Contract or Policy.



The insurance company that issued your Contract or Policy is responsible for investing in the Portfolios according to the investment options you've chosen. You should consult your variable contract prospectus, prospectus summary or disclosure statement for additional information about how this works.



The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for both Contracts and variable Policies and offers its shares directly to pension plans and offers its shares to other permitted investors. However, it is possible that the interests of owners of Contracts, Policies and pension plans, for which the Portfolios serve as an investment medium and other permitted investors might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors/Trustees ("Board") intend to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, pension plans, and other permitted investors, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios or a pension plan, investment company or other permitted investor, which might force the Portfolios to sell securities at disadvantageous prices.



The Portfolios may discontinue offering shares at any time. If a Portfolio is discontinued, any allocation to that Portfolio will be allocated to another Portfolio that a Board believes is suitable, as long as any required regulatory standards are met.


FREQUENT TRADING -- MARKET TIMING


The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.



The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the Prospectus that describes the Contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.



The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.



Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios



 38      Information for Investors

                                                       INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------


that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio does not accurately value securities, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.



Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective and will be made in a manner that is in the best interest of a Portfolio's shareholders.


SERVICE FEES -- CLASS S SHARES


The Company/Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plan") for the Class S shares of each Portfolio. Under the Plan, ING Funds Distributor, LLC ("Distributor"), the Portfolios' principal underwriter, is paid an annual distribution fee at the rate of 0.25% of the average daily net assets of the Class S shares of each Portfolio. The distribution fee may be used to cover expenses incurred in promoting the sale of Class S shares. The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Because these fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


NET ASSET VALUE


The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.


When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security trust is determined in accordance with procedures adopted by a Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:



- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE or the closing value is otherwise deemed unreliable;


- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;


- Fixed income securities that have gone into default for which there is no current market value quotation; and



- Securities that are restricted as to transfer or resale.



The Portfolios or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by a Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.



When an insurance company or Qualified Plan is buying shares of the Portfolio's, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.




              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                              Information for Investors       39

INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS



A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The Fund posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Fund will post the quarter ending June 30 holdings on August 1.) The Fund's complete portfolio holdings schedule will, at a minimum, remain available on the Fund's website until the Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Fund's website is located at www.ingfunds.com.



 40      Information for Investors

ADVISER AND SUB-ADVISERS                            MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


ADVISER



ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Portfolios. ING Investments has overall responsibility for the management of the Portfolios. ING Investments provides or oversees all investment advisory and portfolio management services for each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.



ING Investments acts as a "manager-of-managers" for the ING VP Global Science and Technology Portfolio. ING Investments delegates to the sub-adviser of the Portfolio the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Portfolio's Board. The Portfolio and ING Investments have received shareholder approval to permit ING Investments, with the approval of the Portfolio's Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio's shareholders. The Portfolio will notify shareholders of any change in the identity of a sub-adviser of the Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.


ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April of 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.


As of December 31, 2004, ING Investments managed over $37.3 billion in assets.



The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Portfolios.


The following table shows the aggregate annual management fees paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:



                                                      MANAGEMENT
PORTFOLIO                                                FEES
---------                                             ----------
ING VP Balanced                                          0.50%
ING VP Growth and Income                                 0.50
ING VP Growth                                            0.60
ING VP Small Company                                     0.75
ING VP Index Plus LargeCap                               0.35
ING VP Index Plus MidCap                                 0.40
ING VP Index Plus SmallCap                               0.40
ING VP Value Opportunity                                 0.60
ING VP Intermediate Bond                                 0.40
ING VP Money Market                                      0.25
ING VP Global Science and Technology                     0.95
ING VP International Equity                              0.85
ING VP Strategic Allocation Balanced                     0.60
ING VP Strategic Allocation Growth                       0.60
ING VP Strategic Allocation Income                       0.60



For information regarding the basis for the Board's approval of the following investment or sub-advisory relationships, please refer to the Portfolios' SAI.


SUB-ADVISERS


ING Investments has engaged a sub-adviser to provide the day-to-day management of each Portfolio. Each sub-adviser has, at least in part, been selected on the basis of their successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles.



ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or a Portfolio's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Portfolio.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Management of the Portfolios       41

MANAGEMENT OF THE PORTFOLIOS                            ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------


ING VP BALANCED PORTFOLIO, ING VP GROWTH AND INCOME PORTFOLIO, ING VP GROWTH PORTFOLIO, ING VP SMALL COMPANY PORTFOLIO, ING VP INDEX PLUS LARGECAP PORTFOLIO, ING VP INDEX PLUS MIDCAP PORTFOLIO, ING VP INDEX PLUS SMALLCAP PORTFOLIO, ING VP VALUE OPPORTUNITY PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP MONEY MARKET PORTFOLIO, ING VP INTERNATIONAL EQUITY PORTFOLIO, ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO, ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO



ING INVESTMENT MANAGEMENT CO.



ING Investment Management Co., ("ING IM"), a Connecticut corporation, formerly known as Aeltus Management, Inc., serves as sub-adviser to each Portfolio (other than ING VP Global Science and Technology Portfolio). ING IM is responsible for managing the assets of the Portfolios in accordance with each Portfolio's investment objective and policies, subject to oversight by ING Investments and the Board.



Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING Investments. ING IM has acted as Adviser or Sub-Adviser to variable portfolios since 1994 and has managed institutional accounts since 1972. As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, NY 10169.



Prior to March 31, 2002, ING IM served as investment adviser to all of the Portfolios. There was no change in management fees paid by the Portfolios in connection with the change in investment adviser.



ING VP BALANCED PORTFOLIO



The Portfolio is managed by Hugh T.M. Whelan and James B. Kauffmann.



Mr. Whelan, Portfolio Manager, ING IM, has co-managed the ING VP Balanced Portfolio since April 2004, leading a team of investment professionals responsible for the equity segment of the Portfolio. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING IM since 1989 and previously, served as a quantitative portfolio manager in ING IM's fixed-income group, specializing in corporate securities.



James B. Kauffmann co-manages the ING VP Balanced Portfolio. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 18 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed-income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.



ING VP GROWTH AND INCOME PORTFOLIO



The Portfolio is managed by a team of investment professionals led by Christopher F. Corapi and Scott Lewis.



Mr. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has been managing the Portfolio since 2004. Mr. Corapi joined ING IM in February 2004 and has over 20 years of investment experience. Prior to joining ING IM, Mr. Corapi served as the Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and the Head of Emerging Markets Research at JP Morgan Investment Management beginning in 1998.



Mr. Lewis, Senior Portfolio Manager, joined ING IM in May 2004 and has over 22 years of investment experience. Mr. Lewis has been associated with the management of the Portfolio since he joined ING IM and has been serving as the Portfolio Manager since December of 2004. Mr. Lewis joined ING from Credit Suisse Asset Management (CSAM), where he worked for 18 years both with CSAM and its predecessor Warburg Pincus. Most recently, he served as managing director and portfolio manager, having previously been head of U.S. equity research.



ING GROWTH PORTFOLIO



The Portfolio is managed by a team of ING IM equity investment specialists led by Kenneth Bragdon, Portfolio Manager, ING IM. Mr. Bragdon has been managing ING Growth Portfolio since May 1998 and previously co-managed the Portfolio. Mr. Bragdon has over 29 years of experience in the investment business, including more than 20 years with ING IM.


ING VP SMALL COMPANY PORTFOLIO


The Portfolio is managed by a team of ING IM equity investment specialists led by Carolie Burroughs, Portfolio Manager, ING IM. Ms. Burroughs has been managing Small Company since March 2002. Ms. Burroughs has been managing small-cap portfolios for ING IM's institutional clients since 1998. Ms. Burroughs has also served as a small-cap securities specialist for other ING IM advised funds since 1998. Prior to joining ING IM, she gained investment experience with Loomis Sayles and Colonial Management Associates.



ING VP INDEX PLUS LARGECAP, ING VP INDEX PLUS MIDCAP, ING VP INDEX PLUS SMALLCAP PORTFOLIOS


The Portfolios are managed by Hugh T.M. Whelan and Douglas Cote.


Mr. Whelan, Portfolio Manager, ING IM, has served as co-manager of ING VP Index Plus LargeCap Portfolio since May 2001 and as co-manager of ING VP Index Plus MidCap and ING VP Index Plus SmallCap Portfolios since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING IM since 1989 and previously, served as a quantitative portfolio manager in ING IM's fixed-income group, specializing in corporate securities.


 42      Management of the Portfolios

SUB-ADVISER                                         MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


Mr. Cote, Portfolio Manager, ING IM, has served as co-manager of ING VP Index Plus LargeCap, ING VP Index Plus MidCap and ING VP Index Plus SmallCap Portfolios since May 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING IM's equity department.



ING VP VALUE OPPORTUNITY PORTFOLIO



The Portfolio is managed by a team of ING IM equity investment specialists led by William F. Coughlin, Portfolio Manager joined ING IM in April 2003. Prior to joining ING IM, Mr. Coughlin was Chief Investment Officer and a principal of Delta Capital Management LLC since 1998. Before joining Delta Capital Management LLC, he was a Managing Director at Scudder Kemper Investments, and its predecessor firm, Dreman Value Advisors.



ING VP INTERMEDIATE BOND PORTFOLIO



The Portfolio has been managed by a team of investment professionals led by James B. Kauffmann since October 2002. Mr. Kauffmann has been with ING IM since 1996 and has over 18 years of experience. Prior to joining ING IM, he was a senior fixed income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.


ING VP MONEY MARKET PORTFOLIO


A team of investment professionals led by David S. Yealy has managed the Portfolio since November, 2004. Mr. Yealy joined ING IM in November, 2004 and has over 18 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management ("Trusco") where he was responsible for over $9 billion of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year tenure he was instrumental in the development and marketing of that firm's cash management business.



ING VP INTERNATIONAL EQUITY PORTFOLIO



The Portfolio is managed by a team of ING IM investment specialists.


STRATEGIC ALLOCATION PORTFOLIOS


ING VP STRATEGIC ALLOCATION BALANCED, ING VP STRATEGIC ALLOCATION GROWTH, AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIOS



ING VP Strategic Allocation Portfolios are managed by Mary Ann Fernandez. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds, she is also involved in the management and marketing of certain equity strategies managed by ING IM. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.


ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

BLACKROCK ADVISORS, INC.


BlackRock Advisors, Inc. ("BlackRock"), a Delaware corporation, serves as Sub-Adviser to the Portfolio. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment firms in the U.S. Subject to the supervision of the Board and ING Investments, BlackRock manages the Portfolio's investments in accordance with the Portfolio's investment objective, policies and limitations. BlackRock makes investment decisions for the Portfolio as to those assets and places orders to purchase and all securities and other investments for the Portfolio. As of December 31, 2004, BlackRock and its affiliates had over $341.8 billion in assets under management. The principal address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.



The Portfolio is team-managed by Thomas P. Callan and Erin Xie.



Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is a member of BlackRock's global small cap equity team. He is lead manager for international and U.S. opportunities portfolios managed by BlackRock. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.



Erin Xie, Director and Portfolio Manager, is a member of BlackRock's global small cap equity team, and is responsible for coverage of stocks in the healthcare sector. Before becoming part of BlackRock in 2005, Ms. Xie had been with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Stanford Bernstein in 1999.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Management of the Portfolios       43

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

PORTFOLIO EARNINGS AND YOUR TAXES


Each Portfolio, except ING VP Growth and Income Portfolio and ING VP Intermediate Bond Portfolio, declare and pay dividends and capital gains distributions, if any, on an annual basis usually in June. ING VP Growth and Income and ING VP Intermediate Bond Portfolios declare and pay dividends and capital gains distributions, if any, on a semi-annual basis. To comply with federal tax regulations, the Portfolios, except ING VP Growth and Income and ING VP Intermediate Bond Portfolios, may also pay an additional capital gains distribution, unusually in June.



If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code of 1986, as amended ("Code"), each Portfolio will be relieved of federal income tax on the amounts distributed.



In order for the separate accounts to comply with regulations under Section 817(h) of the Code, each Portfolio intends to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each separate account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.



If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio, at any time during the calendar quarter in which the failure occurred, could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also occur.



Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.



THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE POLICY OR CONTRACT PROSPECTUS.



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All variable portfolios involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Portfolios may invest and certain of the investment practices that the Portfolios may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios, see the SAI.



Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Portfolio named below may invest in these securities or use these techniques as part of a Portfolio's principal investment strategy. However, the Adviser or Sub-Adviser of any Portfolio may also use investment techniques or make investments in securities that are not a part of the Portfolio's principal investment strategy.


PRINCIPAL RISKS

The discussions below identify the Portfolios that engage in the described strategy as a principal strategy. For these Portfolios, the risk associated with the strategy is a principal risk. Other Portfolios may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Portfolio.


INVESTMENTS IN FOREIGN SECURITIES (ALL PORTFOLIOS EXCEPT ING VP INDEX PLUS LARGECAP PORTFOLIO, ING VP INDEX PLUS MIDCAP PORTFOLIO AND ING VP INDEX PLUS SMALLCAP PORTFOLIO). There are certain risks in owning foreign securities including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of portfolios or other assets of the Portfolios, including the withholding of dividends.


Each Portfolio that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Portfolio assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Portfolio.


The risks in investing in foreign securities may be greater for emerging markets investments.



EMERGING MARKETS INVESTMENTS (ING VP INTERMEDIATE BOND PORTFOLIO, ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO AND ING VP INTERNATIONAL EQUITY
PORTFOLIO). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.



INABILITY TO SELL SECURITIES (ALL PORTFOLIOS EXCEPT ING VP MONEY MARKET PORTFOLIO). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to a Portfolio.



HIGH YIELD DEBT SECURITIES (ALL PORTFOLIOS EXCEPT ING VP GROWTH AND INCOME PORTFOLIO, ING VP GROWTH PORTFOLIO, ING VP INDEX PLUS LARGECAP PORTFOLIO, ING VP INDEX PLUS MIDCAP PORTFOLIO, ING VP INDEX PLUS SMALLCAP PORTFOLIO, ING VP VALUE OPPORTUNITY PORTFOLIO, ING VP MONEY MARKET PORTFOLIO, ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO AND ING VP INTERNATIONAL EQUITY PORTFOLIO). High-yield debt securities are fixed income securities rated below BBB- by S&P or Baa3 by Moody's or, if unrated, considered by the Adviser or Sub-Adviser to be of comparable quality. Investments in high yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield debt securities are not considered




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investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield debt securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield debt securities.



CORPORATE DEBT SECURITIES (ING VP BALANCED PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP MONEY MARKET PORTFOLIO, ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO, ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of a Portfolio's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.



One measure of risk for debt securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.



CONVERTIBLE SECURITIES (ALL PORTFOLIOS EXCEPT ING VP SMALL COMPANY PORTFOLIO, ING VP INDEX PLUS LARGECAP PORTFOLIO, ING VP INDEX PLUS MIDCAP PORTFOLIO, ING VP INDEX PLUS SMALLCAP PORTFOLIO, ING VP VALUE OPPORTUNITY PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO AND ING VP MONEY MARKET PORTFOLIO). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Portfolio may be required to redeem or convert a convertible security before the holder would otherwise choose.



MORTGAGE-RELATED SECURITIES (ING VP BALANCED PORTFOLIO, VP GROWTH AND INCOME PORTFOLIO, VP GROWTH PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP MONEY MARKET PORTFOLIO, ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO, ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Portfolio. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.



DERIVATIVES (ALL PORTFOLIOS EXCEPT ING VP VALUE OPPORTUNITY PORTFOLIO AND ING VP MONEY MARKET PORTFOLIO). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Portfolios do not invest in these types of derivatives, and some do, so please check the description of a Portfolio's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.




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The derivative instruments in which a Portfolio may invest include futures and options and swaps.



FUTURES CONTRACTS AND OPTIONS (ALL PORTFOLIOS EXCEPT ING VP MONEY MARKET PORTFOLIO). The Portfolios may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Portfolios also may use these instruments for speculation (investing for potential income or capital gain).



- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.



- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.



The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Portfolio as a whole, it adds to the Portfolio's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.



SWAPS (ING VP BALANCED PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO, ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO, ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO). The Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.



Swap agreements can take many different forms and are known by a variety of names. Those Portfolios eligible to enter into swaps are not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with that Portfolio's investment objective and policies.



The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser incorrectly forecasts such change, a Portfolio's performance would be less than if the Portfolio had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.



If the counterparty to a swap defaults, a Portfolio's loss will consist of the net amount of contractual payments that a Portfolio has not yet received. The Adviser will monitor the creditworthiness of counterparties to a Portfolio's swap transactions on an ongoing basis.



INITIAL PUBLIC OFFERINGS ("IPOS") (ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO). IPOs and offerings by companies that have recently gone public have the potential to produce substantial gains for a Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs. Stocks of some newly-public companies may decline shortly after the initial public offerings.



RULE 144A SECURITIES (ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Portfolio considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.



OTHER INVESTMENT COMPANIES (ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO, ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO AND ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO). To the extent permitted by the Investment Company Act of 1940, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or
(ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.



CONCENTRATION (ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO). The Portfolio concentrates (for purposes of the Investment Company Act of 1940) its assets in securities




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related to the science and technology sectors, which means that at least 25% of its assets will be invested in each of these sectors at all times. As a result, the Portfolio may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.


PORTFOLIO TURNOVER (ALL PORTFOLIOS EXCEPT ING VP INDEX PLUS LARGECAP PORTFOLIO, ING VP INDEX PLUS MIDCAP PORTFOLIO, ING VP MONEY MARKET PORTFOLIO AND ING VP INTERNATIONAL EQUITY PORTFOLIO). Each Portfolio is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Portfolio, including brokerage commissions and other transaction costs, which may have an adverse effect on the performance of the Portfolio.



INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. (ALL PORTFOLIOS EXCEPT ING VP INDEX PLUS LARGECAP PORTFOLIO AND ING VP MONEY MARKET
PORTFOLIO). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.



LENDING PORTFOLIO SECURITIES (ALL PORTFOLIOS). In order to generate additional income, each Portfolio may lend portfolio securities in an amount up to 33 1/3% of total Portfolio assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When a Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



U.S. GOVERNMENT SECURITIES (ING VP BALANCED PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP MONEY MARKET PORTFOLIO AND ING VP STRATEGIC ALLOCATION PORTFOLIO). Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.


OTHER RISKS

MANAGEMENT RISK. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Portfolio of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.



TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Portfolio anticipates unusual market or other conditions, each Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Portfolio invests defensively, it likely will not achieve its investment objective.


BORROWING. A Portfolio may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of securities or the net asset value of a Portfolio, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Portfolio might have to sell securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Portfolio depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Portfolio's yield; however, such transactions also increase a Portfolio's risk to capital and may result in a shareholder's loss of principal.


SHORT SALES. A short sale is the sale by the Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss.


A Portfolio (other than VP Global Science and Technology Portfolio) will not make short sales of securities, other than



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short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Portfolio, as described in the Prospectuses and SAI.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Portfolio commits to purchase a security at a future date, and then the Portfolio pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Portfolio will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. Certain Portfolios may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Portfolio's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. Each Portfolio may invest in restricted and illiquid securities. If a security is illiquid, the Portfolio might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INVESTMENT BY FUNDS OF FUNDS. Certain Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, the Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Sub-Adviser will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio and funds of funds as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.




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The financial highlights tables on the following pages are intended to help you understand each Portfolio's Class S shares' financial performance for the past five years or, if shorter, the period of the operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions) but do not reflect charges and expenses attributable to any insurance product; total returns would be lower if they did. A report of each Portfolio's independent registered public accounting firm along with each Portfolio's financial statements, is included in the Portfolio's annual report, which is incorporated by reference into the SAI and is available upon request.



Financial highlights are not included for ING VP Money Market, ING VP Strategic Allocation Balanced, ING VP Strategic Allocation Growth and ING VP Strategic Allocation Income, because those Portfolio's Class S shares had not commenced operations as of December 31, 2004. Financial highlights for Class I shares are presented for these Portfolios.


 50      Financial Highlights

FINANCIAL HIGHLIGHTS                                   ING VP BALANCED PORTFOLIO
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                  CLASS S
                                                                     ----------------------------------
                                                                       YEAR ENDED       MAY 29, 2003(1)
                                                                      DECEMBER 31,      TO DECEMBER 31,
                                                                          2004               2003
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                             11.53
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                              0.34
 Net realized and unrealized gain on investments               $                              0.85
 Total from investment operations                              $                              1.19
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $                              0.23
 Total distributions                                           $                              0.23
 Net asset value, end of period                                $                             12.49
 TOTAL RETURN(2)                                               %                             10.51
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                          $                                 1
 Ratios to average net assets:
 Expenses(3)                                                   %                              0.83
 Net investment income(3)                                      %                              3.06
 Portfolio turnover rate                                       %                               333


--------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.
(3) Annualized for periods less than one year.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING VP Balanced Portfolio       51

ING VP GROWTH AND INCOME PORTFOLIO                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                 CLASS S
                                                                     --------------------------------
                                                                      YEAR ENDED     JUNE 11, 2003(1)
                                                                     DECEMBER 31,    TO DECEMBER 31,
                                                                         2004              2003
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                           16.32
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                            0.04
 Net realized and unrealized gain on investments               $                            1.90
 Total from investment operations                              $                            1.94
 Net asset value, end of period                                $                           18.26
 TOTAL RETURN(2)                                               %                           11.89
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                          $                               2
 Ratios to average net assets:
 Expenses(3)                                                   %                            0.84
 Net investment income(3)                                      %                            0.57
 Portfolio turnover rate                                       %                             150


--------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.
(3) Annualized for periods less than one year.

 52      ING VP Growth and Income Portfolio

FINANCIAL HIGHLIGHTS                                     ING VP GROWTH PORTFOLIO
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                   CLASS S
                                                                    -------------------------------------
                                                                             YEAR
                                                                            ENDED            NOVEMBER 1,
                                                                         DECEMBER 31,         2001(1) TO
                                                                    ----------------------   DECEMBER 31,
                                                                    2004    2003     2002        2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $            6.83     9.63       8.96
 Income from investment operations:
 Net investment income (loss)                                   $            0.00*   (0.01)        --
 Net realized and unrealized gain (loss) on investments         $            2.05    (2.79)      0.67
 Total from investment operations                               $            2.05    (2.80)      0.67
 Net asset value, end of period                                 $            8.88     6.83       9.63
 TOTAL RETURN(2):                                               %           30.01   (29.08)      7.48
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $             292       53         11
 Ratios to average net assets:
 Expenses(3)                                                    %            0.96     0.97       0.94
 Net investment loss(3)                                         %           (0.10)   (0.31)     (0.32)
 Portfolio turnover rate                                        %             162      241        216


--------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year are not annualized.

(3) Annualized for periods less than one year.
 *  Amount is less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING VP Growth Portfolio       53

ING VP SMALL COMPANY PORTFOLIO                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                   CLASS S
                                                                    -------------------------------------
                                                                             YEAR
                                                                            ENDED            NOVEMBER 1,
                                                                         DECEMBER 31,         2001(1) TO
                                                                    ----------------------   DECEMBER 31,
                                                                    2004    2003     2002        2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $           12.72    16.68      14.90
 Income from investment operations:
 Net investment income (loss)                                   $            0.01    (0.04)        --
 Net realized and unrealized gain (loss) on investments         $            4.79    (3.86)      1.78
 Total from investment operations                               $            4.80    (3.90)      1.78
 Less distributions from:
 Net investment income                                          $            0.03     0.06         --
 Total distributions                                            $            0.03     0.06         --
 Net asset value, end of period                                 $           17.49    12.72      16.68
 TOTAL RETURN(2):                                               %           37.76   (23.45)     11.95
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $             840      184         11
 Ratios to average net assets
 Expenses(3)                                                    %            1.10     1.12       1.10
 Net investment income(3)                                       %            0.22     0.14       0.29
 Portfolio turnover rate                                        %             178      371        240


--------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

 54      ING VP Small Company Portfolio

FINANCIAL HIGHLIGHTS                        ING VP INDEX PLUS LARGECAP PORTFOLIO
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                            CLASS S
                                                                    ------------------------
                                                                              YEAR
                                                                             ENDED               JULY 16,
                                                                          DECEMBER 31,          2001(1) TO
                                                                    ------------------------   DECEMBER 31,
                                                                     2004     2003     2002        2001
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $             10.83    13.86      14.80
 Income from investment operations:
 Net investment income                                          $              0.15     0.12         --
 Net realized and unrealized gain (loss) on investments         $              2.63    (3.13)     -0.83*
 Total from investment operations                               $              2.78    (3.01)     -0.83
 Less distributions from:
 Net investment income                                          $              0.12     0.02       0.11
 Net realized gain on investments                               $                --       --         --
 Total distributions                                            $              0.12     0.02       0.11
 Net asset value, end of period                                 $             13.49    10.83      13.86
 TOTAL RETURN(2):                                               %             25.84   (21.74)     (5.56)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $            59,500    4,597        821
 Ratios to average net assets:
 Expenses(3)                                                    %              0.68     0.71       0.69
 Net investment income(3)                                       %              1.11     0.93       0.80
 Portfolio turnover rate                                        %                88      139        125


--------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.
(3) Annualized for periods less than one year.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING VP Index Plus LargeCap Portfolio       55

ING VP INDEX PLUS MIDCAP PORTFOLIO                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                   CLASS S
                                                                    --------------------------------------
                                                                             YEAR
                                                                             ENDED              JULY 16,
                                                                         DECEMBER 31,          2001(1) TO
                                                                    -----------------------   DECEMBER 31,
                                                                    2004     2003     2002        2001
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $            11.83    13.52      13.58
 Income from investment operations:
 Net investment income (loss)                                   $             0.04     0.01         --
 Net realized and unrealized gain (loss) on investments         $             3.74    (1.66)     (0.06)
 Total from investment operations                               $             3.78    (1.65)     (0.06)
 Less distributions from:
 Net investment income                                          $             0.04     0.04         --
 Net realized gain on investments                               $               --       --         --
 Total distributions                                            $             0.04     0.04         --
 Net asset value, end of period                                 $            15.57    11.83      13.52
 TOTAL RETURN(2):                                               %            32.06   (12.26)     (0.44)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $           19,960    5,917        830
 Ratios to average net assets:
 Net expenses after expense reimbursements(3)(4)                %             0.75     0.78       0.80
 Gross expenses prior to expense reimbursement(3)               %             0.75     0.78       0.80
 Net investment income after expense reimbursement(3)(4)        %             0.54     0.37       0.51
 Portfolio turnover rate                                        %              113      139        189


--------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.
(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING investments within three years.

 56      ING VP Index Plus MidCap Portfolio

FINANCIAL HIGHLIGHTS                        ING VP INDEX PLUS SMALLCAP PORTFOLIO
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                    CLASS S
                                                                    ---------------------------------------
                                                                              YEAR
                                                                             ENDED               JULY 16,
                                                                          DECEMBER 31,          2001(1) TO
                                                                    ------------------------   DECEMBER 31,
                                                                     2004     2003     2002        2001
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $              9.92    11.58      11.40
 Income from investment operations:
 Net investment income                                          $              0.01     0.00*        --
 Net realized and unrealized gain (loss) on investments         $              3.54    (1.53)      0.18
 Total from investment operations                               $              3.55    (1.53)      0.18
 Less distributions from:
 Net investment income                                          $              0.01     0.01         --
 Net realized gain on investments                               $                --     0.12         --
 Total distributions                                            $              0.01     0.13         --
 Net asset value, end of period                                 $             13.46     9.92      11.58
 TOTAL RETURN(2):                                               %             35.83   (13.39)      1.58
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $            16,419    4,014        690
 Ratios to average net assets:
 Net expenses after expense reimbursements(3)(4)                %              0.80     0.84       0.85
 Gross expenses prior to expense reimbursement(3)               %              0.80     0.88       0.96
 Net investment income after expense reimbursement(3)(4)        %              0.13     0.05       0.10
 Portfolio turnover rate                                        %               120      134        134


--------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING investments within three years.

* Amount represents less than $0.01.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING VP Index Plus SmallCap Portfolio       57

ING VP VALUE OPPORTUNITY PORTFOLIO                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                    CLASS S
                                                                    ----------------------------------------
                                                                              YEAR
                                                                             ENDED                JULY 16,
                                                                          DECEMBER 31,           2001(1) TO
                                                                    ------------------------    DECEMBER 31,
                                                                    2004     2003      2002         2001
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $             9.75     13.24       14.58
 Income from investment operations:
 Net investment income                                          $             0.04      0.01          --
 Net realized and unrealized gain (loss) on investments         $             2.31     (3.46)      (1.34)
 Total from investment operations                               $             2.35     (3.45)      (1.34)
 Less distributions from:
 Net investment income                                          $             0.07      0.04          --
 Total distributions                                            $             0.07      0.04          --
 Net asset value, end of period                                 $            12.03      9.75       13.24
 TOTAL RETURN(2):                                               %            24.21    (26.12)      (9.19)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $            2,277     1,092         307
 Ratios to average net assets:
 Expenses(3)                                                    %             0.95      0.97        0.96
 Net investment income(3)                                       %             0.64      0.26        0.29
 Portfolio turnover rate                                        %              251       304         185


--------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

 58      ING VP Value Opportunity Portfolio

FINANCIAL HIGHLIGHTS                          ING VP INTERMEDIATE BOND PORTFOLIO

--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                       CLASS S
                                                                       ---------------------------------------
                                                                           YEAR ENDED
                                                                          DECEMBER 31,         MAY 3, 2002(1)
                                                                       ------------------      TO DECEMBER 31,
                                                                        2004        2003            2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                    13.53           13.05
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                     0.49            0.16
 Net realized and unrealized gain on investments               $                     0.32            0.81
 Total from investment operations                              $                     0.81            0.97
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $                     0.09            0.42
 Net realized gains on investments                             $                     0.12            0.07
 Total distributions                                           $                     0.21            0.49
 Net asset value, end of period                                $                    14.13           13.53
 TOTAL RETURN(2)                                               %                     6.04            7.45
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $                   71,361          49,590
 Ratios to average net assets:
 Expenses(3)                                                   %                     0.75            0.74
 Net investment income(3)                                      %                     3.52            3.25
 Portfolio turnover rate                                       %                      521             565
--------------------------------------------------------------------------------------------------------------


(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.
(3) Annualized for periods less than one year.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                     ING VP Intermediate Bond Portfolio       59

ING VP MONEY MARKET PORTFOLIO                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                           CLASS I
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                              2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                 $                          13.03          13.33          13.61          13.42
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                              $                           0.08           0.21           0.50           0.83
 Net realized and unrealized gain (loss) on
 investments                                        $                           0.03             --           0.01          (0.02)
 Total from investment operations                   $                           0.11           0.21           0.51           0.81
LESS DISTRIBUTIONS FROM:
 Net investment income                              $                           0.20           0.51           0.79           0.62
 Total distributions                                $                           0.20           0.51           0.79           0.62
 Net asset value, end of year                       $                          12.94          13.03          13.33          13.61
 TOTAL RETURN(1)                                    %                           0.92           1.66           3.94           6.38
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                    $                      1,237,584      1,551,666      1,518,737      1,195,930
 Ratios to average net assets:
 Expenses                                           %                           0.35           0.34           0.34           0.34
 Net investment income                              %                           0.91           1.63           4.07           6.20
---------------------------------------------------------------------------------------------------------------------------------


(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

 60      ING VP Money Market Portfolio

FINANCIAL HIGHLIGHTS              ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------


For the periods ended December 31, 2002 and 2001, the information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                             CLASS S
                                                                    ---------------------------------------------------------
                                                                                      PERIOD
                                                                       PERIOD         ENDED           YEAR       NOVEMBER 1,
                                                                       ENDED       DECEMBER 17,      ENDED        2001(1) TO
                                                                    DECEMBER 31,     2003(5)      DECEMBER 31,   DECEMBER 31,
                                                                        2004       (UNAUDITED)        2002           2001
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $                       2.65           4.53          3.92
 Income from investment operations:
 Net investment loss                                            $                      (0.07)         (0.04)           --
 Net realized and unrealized gain (loss) on investments         $                       1.09          (1.84)         0.61
 Total from investment operations                               $                       1.02          (1.88)         0.61
 Net asset value, end of period                                 $                       3.67           2.65          4.53
 TOTAL RETURN(2):                                               %                      38.49         (41.50)        15.56
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $                         --              7            12
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                 %                       1.36           1.36          1.36
 Gross expenses prior to expense reimbursement(3)               %                       1.35           1.37          1.36
 Net investment loss after expense reimbursement(3)(4)          %                      (1.13)         (1.14)        (0.74)
 Portfolio turnover rate                                        %                         15             61           129


--------------------------------------------------------------------------------

(1) Commencement of offering of shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years.

(5) All Class S shares were redeemed on December 17, 2003, although Class S shares are still eligible for purchase.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                         ING VP Global Science and Technology Portfolio       61

ING VP INTERNATIONAL EQUITY PORTFOLIO                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                     CLASS S
                                                                    -----------------------------------------
                                                                             YEAR
                                                                            ENDED              NOVEMBER 1,
                                                                         DECEMBER 31,           2001(1) TO
                                                                    ----------------------     DECEMBER 31,
                                                                    2004    2003     2002          2001
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $            5.78     7.90          7.38
 Income from investment operations:
 Net investment income (loss)                                   $           (0.01)    0.01            --
 Net realized and unrealized gain (loss) on investments         $            1.82    (2.13)         0.52
 Total from investment operations                               $            1.81    (2.12)         0.52
 Less distributions from:
 Net investment income                                          $            0.06       --            --
 Total distributions                                            $            0.06       --            --
 Net asset value, end of period                                 $            7.53     5.78          7.90
 TOTAL RETURN(2):                                               %           31.62   (26.84)         7.05
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $             197        8            11
 Ratio to average net assets:
 Net expenses after expense reimbursement(3)(4)                 %            1.40     1.40          1.39
 Gross expenses prior to expense reimbursement(3)               %            1.63     1.71          1.49
 Net investment income after expense reimbursement(3)(4)        %            0.79     0.15          0.01
 Portfolio turnover rate                                        %              85      266           229


--------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 62      ING VP International Equity Portfolio

FINANCIAL HIGHLIGHTS              ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which has been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                           CLASS I
                                                                     ---------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------
                                                                      2004       2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $                  10.86      12.31      13.58      13.77
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                   0.18       0.20       0.29       0.35
 Net realized and unrealized gain (loss) on investments        $                   1.92      (1.36)     (1.23)     (0.29)
 Total from investment operations                              $                   2.10      (1.16)     (0.94)      0.06
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $                   0.18       0.29       0.33       0.09
 Net realized gains on investments                             $                     --         --         --       0.16
 Total distributions                                           $                   0.18       0.29       0.33       0.25
 Net asset value, end of year                                  $                  12.78      10.86      12.31      13.58
 TOTAL RETURN(1)                                               %                  19.47      (9.54)     (6.99)      0.41
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $                208,837    158,169    181,296    189,109
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)                   %                   0.70       0.70       0.70       0.70
 Gross expenses prior to expense reimbursement                 %                   0.74       0.77       0.74       0.75
 Net investment income after expense reimbursement(2)          %                   1.75       1.71       2.39       2.53
 Portfolio turnover rate                                       %                    278        267        195        213


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                         ING VP Strategic Allocation Balanced Portfolio       63

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                           CLASS I
                                                                     ---------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------
                                                                      2004       2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $                  10.81      12.75      14.65      14.92
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                   0.15       0.13       0.20       0.23
 Net realized and unrealized gain (loss) on investments        $                   2.47      (1.87)     (1.88)     (0.32)
 Total from investment operations                              $                   2.62      (1.74)     (1.68)     (0.09)
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $                   0.11       0.20       0.22       0.06
 Net realized gains on investments                             $                     --         --         --       0.12
 Total distributions                                           $                   0.11       0.20       0.22       0.18
 Net asset value, end of year                                  $                  13.32      10.81      12.75      14.65
 TOTAL RETURN(1)                                               %                  24.34     (13.76)    (11.54)     (0.67)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $                219,260    165,733    197,038    216,319
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)                   %                   0.75       0.75       0.74       0.75
 Gross expenses prior to expense reimbursement                 %                   0.74       0.77       0.74       0.75
 Net investment income after expense reimbursement(2)          %                   1.32       1.14       1.58       1.59
 Portfolio turnover rate                                       %                    232        271        247        215


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 64      ING VP Strategic Allocation Growth Portfolio

FINANCIAL HIGHLIGHTS                ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO
--------------------------------------------------------------------------------


The information in the table below has been derived from the Portfolio's financial statements, which has been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                           CLASS I
                                                                     ---------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------
                                                                      2004       2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $                  11.09      11.99      12.84      12.49
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                         $                   0.25       0.27       0.38       0.49
 Net realized and unrealized gain (loss) on investments        $                   1.25      (0.78)     (0.68)      0.11
 Total from investment operations                              $                   1.50      (0.51)     (0.30)      0.60
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $                   0.28       0.39       0.46       0.11
 Net realized gain on investments                              $                     --         --       0.09       0.14
 Total distributions                                           $                   0.28       0.39       0.55       0.25
 Net asset value, end of year                                  $                  12.31      11.09      11.99      12.84
 TOTAL RETURN(1)                                               %                  13.65      (4.34)     (2.37)      4.81
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $                135,628    120,615    129,998    128,379
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)                   %                   0.65       0.65       0.65       0.65
 Gross expenses prior to expense reimbursement                 %                   0.74       0.77       0.76       0.76
 Net investment income after expense reimbursement(2)          %                   2.18       2.36       3.30       3.81
 Portfolio turnover rate                                       %                    332        248        155        180


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                           ING VP Strategic Allocation Income Portfolio       65

WHERE TO GO FOR MORE INFORMATION


YOU'LL FIND MORE INFORMATION ABOUT THE PORTFOLIOS IN OUR:


ANNUAL/SEMI-ANNUAL REPORTS


Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent registered public accounting firm's reports (in annual report only).



STATEMENT OF ADDITIONAL INFORMATION



The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.



Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other
Portfolio information. To make shareholder inquiries:


ING VP PORTFOLIOS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the ING VP Portfolio's SEC file number. The file numbers are as follows:


ING Variable Portfolios, Inc.                   811-7651
  ING VP International Equity Portfolio
  ING VP Growth Portfolio
  ING VP Small Company Portfolio
  ING VP Global Science and Technology
    Portfolio
  ING VP Index Plus LargeCap Portfolio
  ING VP Index Plus MidCap Portfolio
  ING VP Index Plus SmallCap Portfolio
  ING VP Value Opportunity Portfolio
ING VP Balanced Portfolio, Inc.                 811-5773
ING Variable Funds                              811-2514
  ING VP Growth and Income Portfolio
ING VP Intermediate Bond Portfolio              811-2361
ING VP Money Market Portfolio                   811-2565
ING Strategic Allocation Portfolios, Inc.       811-8934
  ING VP Strategic Allocation Growth Portfolio
  ING VP Strategic Allocation Balanced
    Portfolio
  ING VP Strategic Allocation Income Portfolio



  [ING FUNDS LOGO]                          VPSPROS0405-043005

                       STATEMENT OF ADDITIONAL INFORMATION


                      ING VARIABLE PORTFOLIOS, INC. (IVPI)
                ING STRATEGIC ALLOCATION PORTFOLIOS, INC. (ISAPI)
                          ING VP MONEY MARKET PORTFOLIO
                         ING VP BALANCED PORTFOLIO, INC.

                       ING VP INTERMEDIATE BOND PORTFOLIO
           ING VARIABLE FUNDS D/B/A ING VP GROWTH AND INCOME PORTFOLIO



                         ADV CLASS, CLASS I, AND CLASS S



                                 APRIL 30, 2005



      This Statement of Additional Information ("SAI") is not a Prospectus but is incorporated by reference in and should be read in conjunction with the current Class I Prospectus (formerly Class R), Class S Prospectus, and ADV Class Prospectus (each, a "Prospectus," collectively, the "Prospectuses") for ING VP Balanced Portfolio, ING VP Growth and Income Portfolio, ING VP Growth Portfolio, ING VP Small Company Portfolio, ING VP Index Plus LargeCap Portfolio, ING VP Index Plus MidCap Portfolio, ING VP Plus SmallCap Portfolio, ING VP Value Opportunity Portfolio, ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING VP Global Science and Technology Portfolio, ING VP International Equity Portfolio, ING VP Strategic Allocation Balanced Portfolio, ING VP Strategic Allocation Growth Portfolio, and ING VP Strategic Allocation Income Portfolio, each dated April 30, 2005, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). Unless otherwise defined in this SAI, capitalized terms used in this SAI have the meaning given to them in the Prospectuses.


      Shares of the Portfolios are sold to insurance company separate accounts, so that the Portfolios may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies ("Variable Contracts"). The Portfolios also may sell their shares to certain other investors, such as qualified pension and retirement plans, insurance companies and any investment adviser to the Portfolios as well as to the general accounts of any insurance company whose separate account holds shares of the Portfolios. Share of the Portfolios are currently offered to separate accounts ("Variable Accounts") of insurance companies that are subsidiaries of ING Groep N.V. Shares of the Portfolios also may be made available to affiliated investment companies under the fund-of-funds arrangements, consistent with
Section 12(d)(1)(G) of the Investment Company Act of 1940 (the "1940 Act"). For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.


      IVPI and ISAPI each are authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. The series of IVPI, ISAPI, ING VP Money Market Portfolio, ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio and ING VP Growth and Income Portfolio are each referred to as a "Portfolio" and collectively, as the "Portfolios" in this SAI.



IVPI currently has authorized multiple Portfolios:


        -     ING VP International Equity Portfolio

        -     ING VP Index Plus LargeCap Portfolio

        -     ING VP Growth Portfolio

        -     ING VP Index Plus MidCap Portfolio

        -     ING VP Small Company Portfolio

        -     ING VP Index Plus SmallCap Portfolio

        -     ING VP Global Science and Technology Portfolio

        -     ING Value Opportunity Portfolio

ISAPI currently has authorized three Portfolios:

        -     ING VP Strategic Allocation Growth Portfolio

        -     ING VP Strategic Allocation Balanced Portfolio

        -     ING VP Strategic Allocation Income Portfolio


      In addition, the financial statements from each Portfolio and the independent auditors' report thereon, included in each Portfolio's Annual Report, dated December 31, 2004, are incorporated herein by reference into this SAI. A free copy of each Portfolio's Annual or Semi-Annual Reports and Prospectus is available upon request by writing to the respective Portfolio at:
7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034, or by calling:
1-800-992-0180.

                                TABLE OF CONTENTS


GENERAL INFORMATION.............................................................................................      4
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES.................................................................      6
INVESTMENT TECHNIQUES AND RISK FACTORS..........................................................................     11
DIRECTORS/TRUSTEES AND OFFICERS.................................................................................     61
BOARDS OF DIRECTORS/TRUSTEES....................................................................................     66
DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES........................................................................     69
INDEPENDENT  DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES...........................................................     70
DIRECTOR/TRUSTEE COMPENSATION...................................................................................     71
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS......................................................................     72
INVESTMENT ADVISORY AGREEMENTS..................................................................................     73
SUB-ADVISORY AGREEMENTS.........................................................................................     81
ADMINISTRATIVE SERVICES AGREEMENTS..............................................................................     83
CUSTODIAN.......................................................................................................     85
TRANSFER AGENT..................................................................................................     85
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.......................................................................     85
LEGAL COUNSEL...................................................................................................     86
PRINCIPAL UNDERWRITER...........................................................................................     86
DISTRIBUTION SERVICING ARRANGEMENTS.............................................................................     86
SHAREHOLDER SERVICES PLAN.......................................................................................     89
DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES..............................................................     90
PURCHASE AND REDEMPTION OF SHARES...............................................................................     92
BROKERAGE ALLOCATION AND TRADING POLICIES.......................................................................     93
CODE OF ETHICS..................................................................................................     95
PROXY VOTING PROCEDURES.........................................................................................     95
NET ASSET VALUE.................................................................................................     96
TAX STATUS......................................................................................................     98
PERFORMANCE INFORMATION.........................................................................................    100
FINANCIAL STATEMENTS............................................................................................    104
APPENDIX A......................................................................................................    105

                               GENERAL INFORMATION

      On May 1, 2002, the names of each Portfolio and if applicable, its series of Portfolios, changed as follows:


            OLD NAME.                                  NEW NAME
------------------------------         -----------------------------------------
Aetna Variable Portfolios, Inc.        ING Variable Portfolios, Inc.
      Aetna Growth VP                     ING VP Growth Portfolio
      Aetna International VP              ING VP International Equity Portfolio
      Aetna Small Company VP              ING VP Small Company Portfolio
      Aetna Value Opportunity VP          ING VP Value Opportunity Portfolio
      Aetna Index Plus LargeCap VP        ING VP Index Plus LargeCap Portfolio
      Aetna Index Plus MidCap VP          ING VP Index Plus MidCap Portfolio
      Aetna Index Plus SmallCap VP        ING VP Index Plus SmallCap Portfolio

Aetna Generation Portfolios, Inc.      ING Generation Portfolios, Inc.
      Aetna Ascent VP                     ING VP Ascent Portfolio
      Aetna Crossroads VP                 ING VP Crossroads Portfolio
      Aetna Legacy VP                     ING VP Legacy Portfolio

Aetna Variable Encore Fund             ING VP Money Market Portfolio
d/b/a Aetna Growth and Income VP

Aetna Balanced VP, Inc.                ING VP Balanced Portfolio, Inc.

Aetna Income Shares                    ING VP Intermediate Bond Portfolio*
d/b/a Aetna Bond VP

Aetna Variable Fund                    ING VP Growth and Income Portfolio
d/b/a Aetna Growth and Income VP



* On August 16, 2004, the name of ING VP Bond Portfolio's changed to ING VP Intermediate Bond Portfolio.


      On October 1, 2002 the names of the Portfolios set out below, changed as follows:

          OLD NAME                                      NEW NAME
------------------------------    ---------------------------------------------------
ING Generation Portfolios, Inc.   ING Strategic Allocation Portfolios, Inc.
   ING VP Ascent Portfolio             ING VP Strategic Allocation Growth Portfolio
   ING VP Crossroads Portfolio         ING VP Strategic Allocation Balanced Portfolio
   ING VP Legacy Portfolio             ING VP Strategic Allocation Income Portfolio

      On May 1, 2002, the name of Aetna Technology Portfolio changed to ING VP Technology Portfolio.


      On February 17, 2004, the name of ING VP Technology Portfolio changed to ING VP Global Science and Technology Portfolio.



      Effective May 1, 2004 Class R shares of the Portfolios were renamed as Class I shares with no changes to the fee structure.

      Adviser Class ("ADV Class") shares have been incorporated but had not yet commenced operations as of the date of this statement of additional information.


      Organization ING VP Balanced Portfolio, Inc., ISAPI and IVPI each were incorporated in Maryland in 1988, 1994 and 1996, respectively.


      ING VP Intermediate Bond, ING VP Money Market and ING VP Growth and Income Portfolios were originally established as Maryland Corporations in 1973, 1974 and 1974, respectively. Each was converted to a Massachusetts business trust on January, 1984. Each currently operates under a Declaration of Trust ("Declaration") dated May 1, 2002.



      Classes The Board of Directors/Trustees of the Portfolios (the "Board") has the authority to subdivide each Portfolio into classes of shares having different attributes, so long as each share of each class represents a proportionate interest in the Portfolio equal to each other share in that Portfolio. Shares of each Portfolio currently are classified into three classes. ADV Class, Class I and Class S shares are offered through this SAI and the corresponding Prospectuses. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the distribution fees borne by ADV Class and Class S; (b) the expenses allocable exclusively to each class; and (c) the voting rights on matters exclusively affecting a single class.


      Capital Stock Shares of each Portfolio have no preemptive or conversion rights. Each share of a Portfolio has the same rights to share in dividends declared by that Portfolio. Upon liquidation of any Portfolio, shareholders in that Portfolio are entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders. Shares of each Portfolio are fully paid and nonassessable.


      Shareholder Liability ING VP Money Market, ING VP Intermediate Bond and ING VP Growth and Income Portfolios each are organized as a "Massachusetts business trust." Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of a Portfolio, which is not true in the case of a corporation. The Declaration of each Massachusetts business trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of that Portfolio and that every written agreement, obligation, instrument or undertaking made by that Portfolio shall contain a provision to the effect that shareholders are not personally liable thereunder. With respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, and claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Portfolio. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Portfolio. The Board intends to conduct the operations of each Portfolio, with the advice of counsel, in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio.


      Voting Rights Shareholders of each Portfolio are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors or Trustees, as the case may be (hereafter, "Trustees") (to the extent hereinafter provided), and on other matters submitted to the vote of shareholders. Participants who select a Portfolio for investment through their variable annuity contract (VA Contract) or variable life insurance policy (VLI Policy) are not the shareholders of the Portfolio. The insurance companies that issue the separate accounts are the true shareholders, but generally pass through voting to Participants as described in the prospectus for the applicable VA Contract or VLI Policy. Once the initial Board is elected, no meetings of the shareholders for the purpose of electing Trustees will be held unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, or shareholders holding

10% or more of the outstanding shares request such a vote. The Trustees then in office will call a shareholder meeting for election of Trustees. Vacancies occurring between any such meetings shall be filled as allowed by law, provided that immediately after filling any such vacancy, at least two-thirds of the Trustees holding office have been elected by the shareholders. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Trustees of ING VP Money Market, ING VP Intermediate Bond and ING VP Growth and Income Portfolios may be removed from office (1) at any time by two-thirds vote of the Trustees; (2) by a majority vote of Trustees when any Trustee becomes mentally or physically incapacitated; (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares; or (4) by written declaration filed with each Portfolio's custodian signed by two-thirds of a Portfolio's shareholders. Directors/Trustees of IVPI, ISAPI and ING VP Balanced Portfolio, Inc. may be removed at any meeting of shareholders by the vote of a majority of all shares entitled to vote. Any Director/Trustee may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors/Trustees can, if they choose to do so, elect all the Directors/Trustees of a Portfolio, in which event the holders of the remaining shares will be unable to elect any person as a Director/Trustee.


      1940 Act Classification Each Portfolio is an open-end management investment company, as that term is defined under the 1940 Act. Each Portfolio is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

      As a matter of operating policy, ING VP Money Market Portfolio may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that ING VP Money Market Portfolio may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give ING VP Money Market Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer for more than three business days only in the event Rule 2a-7 is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

      The investment objectives and certain investment policies of each Portfolio are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without approval of a majority of the outstanding voting securities of that Portfolio. This means the lesser of (a) 67% of the shares of a Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Portfolio.

      As a matter of fundamental policy, a Portfolio will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Portfolio's total assets. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are excluded from this restriction;


(2) concentrate its investments in any one industry, although a Portfolio may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, each Portfolio, except for ING VP Balanced, ING VP Intermediate Bond, and ING VP Growth and Income Portfolios, will classify finance companies as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, ING VP Strategic Allocation Growth, ING VP Strategic Allocation Balanced and ING VP Strategic Allocation Income Portfolios will classify real estate stocks as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Portfolio's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Further, ING VP Global Science and Technology Portfolio will classify science and technology stocks as separate industries according to service type, including, but not limited to, semiconductors, biotechnology, pharmaceuticals, Internet software and services.

      Additionally for ING VP Strategic Allocation Portfolios and ING VP Money Market Portfolio, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Portfolio may (a) purchase bonds, debentures or other debt instruments, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities, provided that the value of such loaned securities does not exceed one-third of the Portfolio's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (a) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) a Portfolio (other than ING VP Money Market Portfolio) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to certain fundamental restrictions set forth below, a Portfolio may borrow money as authorized by the 1940 Act;


(5) purchase real estate, interests in real estate or real estate partnership interests except that: (a) to the extent appropriate under it's investment program, a Portfolio (other than ING VP Money Market and ING VP Intermediate Bond Portfolios) may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; and (b) the ING VP Strategic Allocation Portfolios may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Portfolio holds a security that is collateralized by an interest in real estate and the security defaults);


(6) invest in commodity contracts , except that a Portfolio may, to the extent appropriate under its investment program: (a) purchase securities of companies engaged in such activities; (b) (other than ING VP Money Market Portfolio) enter into transactions in financial and index futures contracts and related options; and (c) enter into forward currency contracts;

(7) borrow money, except that (a) a Portfolio (other than ING VP Money Market Portfolio) may enter into certain futures contracts and options related thereto; (b) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements: (c) for temporary emergency purposes, a Portfolio may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (d) for purposes of leveraging, a Portfolio (other that the ING VP Money Market Portfolio) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of that Portfolio's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Portfolio will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Portfolio, that Portfolio may be deemed to be an underwriter under the provisions Act of 1933 ("1933 Act").

      The Board has adopted the following other investment restrictions, which may be changed by the Board and without shareholder vote. A Portfolio will not:

(1) except for ING VP Global Science and Technology Portfolio and the ING VP Strategic Allocation Portfolios, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs if each Portfolio as described in the SAI and in the Prospectuses;


(2) except for ING VP International Equity Portfolio, ING VP Global Science and Technology Portfolio, and the ING VP Strategic Allocations Portfolios, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). ING VP Money Market Portfolio may only purchase foreign securities or obligations that are U.S.-dollar denominated;


(3)   invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other materials;


(5) invest more than 15% (10% for ING VP Money Market, ING VP Index Plus LargeCap, ING VP Index Plus MidCap and ING VP Index Plus SmallCap Portfolios) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule144a under, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC ("Adviser," "Investment Adviser" or "ING Investments") the Portfolios' investment adviser, and the Sub-Advisers to the Portfolios, ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.) ("ING IM") and BlackRock Advisors, Inc. ("BlackRock"), shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(6) invest more than 15% (10% for ING VP Index Plus LargeCap, ING VP Index Plus MidCap and ING VP Index Plus SmallCap Portfolios) of the total of its assets in high yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by ING Investments or the Sub-Advisers to be of comparable quality).


      When a Portfolio's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number
(2), industry classifications are determined in accordance with the classifications established by Bloomberg Industry Group for all Portfolios except ING VP Global Science and Technology Portfolio and Standard Industrial Classification ("SIC") Codes for ING VP Global Science and Technology Portfolio. Industry classifications may be changed at any time to reflect changes in the market place.



      ING VP Money Market Portfolio will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities of ING IM determines the security to be of comparable quality.



      The remainder of ING VP Money Market Portfolio's assets will be invested in securities rated within the two highest short-term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if ING IM determines the security to be of comparable quality. With respect to this group of securities, ING VP Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million; whichever is greater, in the securities or obligations of a single issuer.


      ING VP Index Plus LargeCap, ING VP Index Plus MidCap and ING VP Index Plus SmallCap Portfolio's each has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities in the capitalization range defined for the Portfolio in the Prospectuses. Each Portfolio also has adopted a policy to provide its shareholders with at least 60 days' prior notice of any changes in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

      ING VP International Equity Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

      ING VP Small Company Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small-capitalization companies as defined in the Prospectuses. The Portfolio has also a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

      ING VP Global Science and Technology Portfolio has adopted a non-fundamental policy as Required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the Value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the science and technology sectors. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.


      ING VP Intermediate Bond Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

The chart below sets out certain investment techniques that each Portfolio may employ. Descriptions of these techniques and associated risk factors follow the chart.


                                                               ING                                                  ING VP
                                    ING VP   ING VP   ING VP    VP                 ING         ING         ING      GLOBAL
ASSET CLASSES/                      GROWTH   INDEX    INDEX    INDEX   ING VP   STRATEGIC   STRATEGIC   STRATEGIC   SCIENCE  ING VP
  INVESTMENT       ING VP   ING VP   AND      PLUS     PLUS     PLUS    SMALL   ALLOCATION  ALLOCATION  ALLOCATION    ND      INT.
  TECHNIQUES      BALANCED  GROWTH  INCOME  LARGECAP  MIDCAP  SMALLCAP COMPANY   BALANCED     GROWTH      INCOME     TECH.   EQUITY
----------------  --------  ------  ------  --------  ------  -------- -------  ----------  ----------  ----------  -------  ------
EQUITIES
Common                X       X        X       X         X       X        X        X            X           X          X       X
  Stock
Convertible           X       X        X       X         X       X        X        X            X           X          X       X
Securities
Preferred             X       X        X       X         X       X        X        X            X           X          X       X
 Stocks
Synthetic
Convertible
Securities(1)         X                                                            X            X           X
FOREIGN
INVESTMENTS
ADR's/EDR's           X       X        X       X         X       X        X        X            X           X          X       X
GDR'S
Eurodollar
Convertible
Securities            X       X        X       X         X       X        X        X            X           X          X       X
Eurodollar/
Yankee Dollar
Instruments           X       X        X       X         X       X        X        X            X           X          X       X
Foreign
Currency
Exchange
Transactions          X       X        X       X         X       X        X        X            X           X          X       X
Foreign
Mortgage-Related
Securities            X                                                            X            X           X

                   ING
ASSET CLASSES/     VP    ING VP  ING VP
  INVESTMENT      VALUE  INTERM  MONEY
  TECHNIQUES       OPP.   BOND   MARKET
----------------  -----  ------  ------
EQUITIES
Common              X      X
  Stock
Convertible         X      X
Securities
Preferred           X      X
 Stocks
Synthetic
Convertible
Securities(1)              X
FOREIGN
INVESTMENTS
ADR's/EDR's         X      X
GDR'S
Eurodollar
Convertible
Securities          X      X
Eurodollar/
Yankee Dollar
Instruments         X      X        X
Foreign
Currency
Exchange
Transactions        X      X
Foreign
Mortgage-Related
Securities                 X

                                            ING
                                             VP                                                                   ING VP
                                   ING VP  INDEX   ING VP   ING VP               ING         ING          ING     GLOBAL    ING
ASSET CLASSES/                     GROWTH   PLUS   INDEX    INDEX    ING VP    STRATEGIC  STRATEGIC    STRATEGIC  SCIENCE    VP
  INVESTMENT      ING VP   ING VP    AND   LARGE-   PLUS     PLUS     SMALL   ALLOCATION  ALLOCATION  ALLOCATION    AND     INT.
  TECHNIQUES     BALANCED  GROWTH  INCOME   CAP    MIDCAP  SMALLCAP  COMPANY   BALANCED     GROWTH      INCOME     TECH.   EQUITY
------------     --------  ------  ------  ------  ------  --------  -------  ----------   ---------  ----------  -------  ------
Foreign and
Emerging
Market
Securities(2)       X         X       X      X        X       X         X         X           X            X        X        X
International
Debt                X         X       X      X        X       X         X         X           X            X        X        X
Securities(3)
Sovereign Debt      X                                                             X           X            X
Securities
FIXED INCOME
ARMS                X                                                             X           X            X                 X
Credit-Linked       X         X       X      X        X       X         X         X           X            X                 X
Notes
Corporate Debt      X         X       X      X        X       X         X         X           X            X        X        X
Securities(4)
Floating or
Variable Rate       X         X       X      X        X       X         X         X           X            X        X        X
Instruments(5)
GICs                X                                                             X           X            X
GNMA                X                                                             X           X            X
Certificates
High Yeild          X         X       X      X        X       X         X         X           X            X        X
Securities(6)

                           ING
                            VP
ASSET CLASSES/   ING VP   INTERM   ING VP
  INVESTMENT     VALUE    EDIATE   MONEY
  TECHNIQUES      OPP.     BOND    MARKET
------------     -----    ------   ------
Foreign and
Emerging
Market
Securities(2)      X        X         X
International
Debt               X        X         X
Securities(3)
Sovereign Debt              X         X
Securities
FIXED INCOME
ARMS                        X         X
Credit-Linked      X        X         X
Notes
Corporate Debt     X        X         X
Securities(4)
Floating or
Variable Rate      X        X         X
Instruments(5)
GICs                        X         X
GNMA                        X
Certificates
High Yeild         X        X
Securities(6)

                                           ING VP           ING                                                  ING VP
                                   ING VP  INDEX   ING VP    VP                  ING         ING         ING      GLOBAL
ASSET CLASSES/                     GROWTH   PLUS   INDEX    INDEX    ING VP   STRATEGIC   STRATEGIC    STRATEGIC  SCIENCE  ING VP
  INVESTMENT     ING VP    ING VP    AND   LARGE    PLUS     PLUS     SMALL   ALLOCATION  ALLOCATION  ALLOCATION    AND      INT.
  TECHNIQUES     BALANCED  GROWTH  INCOME   CAP    MIDCAP  SMALLCAP  COMPANY   BALANCED     GROWTH      INCOME     TECH.   EQUITY
------------     --------  ------  ------  ------  ------  --------  -------  ----------   ---------  ----------  -------  ------
Mortgage
Related
Securities(7)        X               X                                             X           X          X          X
Municipal            X               X                                             X           X          X
Securities
Short-Term           X       X       X       X       X        X         X          X           X          X          X        X
Investments(8)
Savings
Association
Obligations(9)       X       X       X       X       X        X         X          X           X          X          X        X
Municipal
Lease
Obligations          X                                                             X           X          X
Interest-only/
Principal-only
Stripped
Mortgage
Backed               X       X       X       X       X        X         X          X           X          X          X        X
Securities
Tax Exempt
Ind. Dev.
Bonds &
Pollution            X               X                                             X           X          X                   X
Control Bonds
United states
Govt.
Securities           X       X       X       X       X        X         X          X           X          X          X        X

                           ING
                            VP
                 ING VP   INTERM   ING VP
ASSET CLASSES/   VALUE    EDIATE   MONEY
  INVESTMENT      OPP.     BOND    MARKET
-------------    -----    ------   ------
Mortgage
Related
Securities(7)              X        X
Municipal                  X        X
Securities
Short-Term        X        X        X
Investments(8)
Savings
Association
Obligations(9)    X        X        X
Municipal
Lease
Obligations                X
Interest-only/
Principal-only
Stripped
Mortgage
Backed            X        X
Securities
Tax Exempt
Ind. Dev.
Bonds &
Pollution                           X
Control Bonds
United states
Govt.
Securities        X        X        X

                                           ING VP            ING                                        ING VP
    ASSET                          ING VP  INDEX   ING VP     VP                 ING         ING          ING     GLOBAL
  CLASSES/                         GROWTH   PLUS   INDEX    INDEX    ING VP   STRATEGIC   STRATEGIC    STRATEGIC  SCIENCE  ING VP
 INVESTMENT       ING VP   ING VP    AND   LARGE    PLUS     PLUS     SMALL   ALLOCATION  ALLOCATION  ALLOCATION    AND     INT.
 TECHNIQUES      BALANCED  GROWTH  INCOME   CAP    MIDCAP  SMALLCAP  COMPANY   BALANCED     GROWTH      INCOME     TECH.   EQUITY
------------     --------  ------  ------  ------  ------  --------  -------  ----------   ---------  ----------  -------  ------
OTHER
INVESTMENTS
Asset Backed
Securities          X        X       X       X        X      X          X          X           X          X          X        X
(non-mortgage)
Banking
Industry            X        X       X       X        X      X          X          X           X          X          X        X
Obligations
DERIVATIVES(10)     X        X       X       X        X      X          X          X           X          X          X        X
Dealer              X        X       X       X        X      X          X          X           X          X          X        X
Options
Financial
Futures
Contracts           X        X       X       X        X      X          X          X           X          X          X        X
and Related
Options
Foreign
Currency
Options             X        X       X       X        X      X          X          X           X          X          X        X
Forward
Currency
Options             X        X       X       X        X      X          X          X           X          X          X        X
Forward
Foreign
Currency
Options             X        X       X       X        X      X          X          X           X          X          X        X
Index-,
Currency-,
and
Equity-Linked       X        X       X       X        X      X          X          X           X          X          X        X
Securities
Options on          X        X       X       X        X      X          X          X           X          X          X
Futures(11)

    ASSET                  ING
  CLASSES/       ING VP     VP     ING VP
 INVESTMENT      VALUE    INTRM    MONEY
 TECHNIQUES       OPP.     BOND    MARKET
-----------      -----     ----    ------
OTHER
INVESTMENTS
Asset Backed
Securities         X         X       X
(non-mortgage)
Banking
Industry           X                 X
Obligations
DERIVATIVES(10)    X         X
Dealer             X         X
Options
Financial
Futures
Contracts          X         X
and Related
Options
Foreign
Currency
Options            X         X
Forward
Currency
Options            X
Forward
Foreign
Currency
Options            X         X
Index-,
Currency-,
and
Equity-Linked      X         X
Securities
Options on         X         X
Futures(11)

                                           ING VP             ING                                                 ING VP
    ASSET                          ING VP  INDEX   ING VP     VP                 ING         ING          ING     GLOBAL
  CLASSES/                         GROWTH   PLUS   INDEX    INDEX    ING VP   STRATEGIC   STRATEGIC    STRATEGIC  SCIENCE  ING VP
 INVESTMENT       ING VP   ING VP    AND   LARGE   PLUS      PLUS     SMALL   ALLOCATION  ALLOCATION  ALLOCATION    AND     INT.
 TECHNIQUES      BALANCED  GROWTH  INCOME   CAP    MIDCAP  SMALLCAP  COMPANY   BALANCED     GROWTH      INCOME     TECH.   EQUITY
------------     --------  ------  ------  ------  ------  --------  -------  ----------   ---------  ----------  -------  ------
Over the
Counter
Options             X        X       X       X        X        X        X         X           X            X         X       X
Put and Call        X        X       X       X        X        X        X         X           X            X         X       X
Options(12)
Stock Index         X        X       X       X        X        X        X         X           X            X         X       X
Options
Straddles           X        X       X       X        X        X        X         X           X            X         X       X
Warrants            X        X       X       X        X        X        X         X           X            X         X       X
                    X          X     X       X        X        X        X         X           X            X         X       X
IPOs
Other
Investment
Companies           X        X       X       X        X        X        X         X           X            X         X       X
Private Funds       X                X                                            X           X            X         X
Real Estate         X        X       X       X        X        X        X         X           X            X         X       X
Securities
Restricted
and Illiquid
Securities(13)      X        X       X       X        X        X        X         X           X            X         X       X
TBA Sale            X        X       X       X        X        X        X         X           X            X         X       X
Commitments

                            ING
    ASSET                   VP
  CLASSES/       ING VP   INTERM   ING VP
 INVESTMENT      VALUE    EDIATE   MONEY
 TECHNIQUES       OPP.     BOND    MARKET
-----------      -----   -------   ------
Over the
Counter
Options             X       X
Put and Call        X       X
Options(12)
Stock Index         X       X
Options
Straddles           X       X        X
Warrants            X       X
                    X       X
IPOs
Other
Investment
Companies           X       X        X
Private Funds               X        X
Real Estate         X       X
Securities
Restricted
and Illiquid
Securities(13)      X       X        X
TBA Sale            X       X
Commitments

                                           ING VP            ING                                                  ING VP
    ASSET                          ING VP   INDEX  ING VP    VP                  ING         ING         ING      GLOBAL
  CLASSES/                         GROWTH   PLUS    INDEX   INDEX    ING VP   STRATEGIC   STRATEGIC    STRATEGIC  SCIENCE  ING VP
 INVESTMENT       ING VP   ING VP    AND   LARGE    PLUS     PLUS     SMALL   ALLOCATION  ALLOCATION  ALLOCATION    AND      INT.
 TECHNIQUES      BALANCED  GROWTH  INCOME   CAP    MIDCAP  SMALLCAP  COMPANY   BALANCED     GROWTH      INCOME     TECH.   EQUITY
------------     --------  ------  ------  ------  ------  --------  -------  ----------   ---------  ----------  -------  ------
Zero Coupon
and
Pay-In-Kind         X         X      X       X       X        X         X         X           X            X         X        X
Supranational       X         X      X       X       X        X         X         X           X            X         X        X
Agencies(14)
OTHER
INVESTMENT
TECHNIQUES
Borrowing(15)       X         X      X       X       X        X         X         X           X            X         X        X
Leading of
Portfolio(16)
Securities          X         X      X       X       X        X         X         X           X            X         X        X
Repurchase          X         X      X       X       X        X         X         X           X            X         X        X
Agreements(17)
Reverse
Purchase
Agreements
and Dollar          X                X                                            X           X            X         X        X
Rolls

                         ING
    ASSET                VP
  CLASSES/     ING VP  INTERM    ING VP
 INVESTMENT     VALUE  EDIATE    MONEY
 TECHNIQUES     OPP.     BOND    MARKET
------------  ------   ------    ------
Zero Coupon
and
Pay-In-Kind      X       X         X
Supranational    X       X         X
Agencies(14)
OTHER
INVESTMENT
TECHNIQUES
Borrowing(15)    X       X         X
Leading of
Portfolio(16)
Securities       X       X         X
Repurchase
Agreements(17)   X       X         X
Reverse
Purchase
Agreements
and Dollar
Rolls                    X         X

                                           ING VP           ING                                                  ING VP
   ASSET                           ING VP   INDEX  ING VP    VP                 ING         ING          ING     GLOBAL
  CLASSES/                         GROWTH   PLUS   INDEX    INDEX    ING VP   STRATEGIC   STRATEGIC    STRATEGIC  SCIENCE  ING VP
 INVESTMENT       ING VP   ING VP    AND   LARGE    PLUS    PLUS     SMALL    ALLOCATION  ALLOCATION  ALLOCATION    AND     INT.
 TECHNIQUES      BALANCED  GROWTH  INCOME   CAP    MIDCAP SMALL CAP  COMPANY   BALANCED     GROWTH      INCOME     TECH.   EQUITY
--------------   --------  ------  ------  ------  ------ ---------  -------  ----------  ----------  ----------  -------  -------
Securities,          X       X       X       X       X        X         X          X         X           X           X         X
Interest
Rate and
Currency
Swaps(18)
Temporary            X       X       X       X       X        X         X          X         X           X           X         X
Defensive
Positions
Short Sales(19)      X       X       X       X       X        X         X          X         X           X           X         X
When-Issued          X       X       X       X       X        X         X          X         X           X           X         X
Securities
and
Delayed-Delivery
Transactions

    ASSET                     ING
  CLASSES/       ING VP    VP INTERME  ING VP
 INVESTMENT       VALUE      DIATE      MONEY
 TECHNIQUES       OPP.        BOND     IMARKET
--------------   --------  ----------  -------
Securities,          X         X
Interest
Rate and
Currency
Swaps(18)
Temporary            X         X          X
Defensive
Positions
Short Sales(19)      X         X
When-Issued          X         X          X
Securities
and
Delayed-Delivery
Transactions



(1) The Portfolio's may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.



(2) Because the Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the securities in the ING VP Global Science and Technology Portfolio and ING VP International Equity Portfolio, invest more than 25%of their respective total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). ING VP Money Market Portfolio may only purchase foreign securities or obligations that are U.S.-dollar denominated.



(3) ING VP Global Science Technology Portfolio may only invest in investment grade debt securities, which are debt securities with a standard & Poor's Corporation (S&P) or Moody's Investor's Service, Inc. (Moody's) rating of BBB/Baa or above or, if unrated, are considered by BlackRock to be of comparable quality. ING VP Balanced Portfolio generally maintains at least 25% of its total assets in debt securities. No more than 15% of a Portfolio's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities.



(4) While corporate debt securities generally have maturities of ten years or more, the Portfolios may purchase corporate debt securities that have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by the S&P or "Aa" or higher by Moody's.



(5) Variable rate demand instruments held by a Portfolio may have maturities of more than one year, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals determining whether a variable rate demand instrument has a maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be received through demand.



(6) A Portfolio will not invest more than 15% (10% for ING VP Index Plus LargeCap, ING VP Index MidCap and ING VP Index Plus SmallCap Portfolios) of the total value of its assets in high yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's, or, if unrated, considered by ING IM or BlackRock, as applicable, to be of comparable quality).



(7) ING VP Balanced Portfolio, ING VP Growth and Income Portfolio, ING VP Global Science and Technology Portfolio, the ING VP Strategic Allocation Portfolios, ING VP Intermediate Bond Portfolio and ING VP Money Market Portfolio may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investments conduits (REMICs).



(8) A Portfolio will not invest in any security issued by a commercial bank unless the bank is federally chartered and has total assets of at least $1 billion U.S., or the equivalent in other currencies. All Portfolio's may invest in obligations of savings banks. A Portfolio will not invest in any security issued by a savings bank unless such institution is federally chartered and has total assets of at least $1 billion U.S.

(9) The certificates of deposit (interest-bearing time deposits) in which a Portfolio may invest are issued by savings banks or savings and loan associations that have capita, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.



(10) For purposes other than hedging, a Portfolio (other than the ING VP Money Market Portfolio) will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Portfolio, such as inverse floaters and interest-only and principal-only debt instruments. Each Portfolio may invest up to 30% of its assets in lower risk derivatives related and asset-backed securities other than described above, STRIPS (Separate Trading of Registered Interest and Principal Securities) and forward exchange contracts are subject to this 30% limitation.



(11) A Portfolio may purchase and sell future contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30%of a Portfolio's total assets (100% in the case of ING VP strategic Allocation Growth Portfolio and 60% in the case of ING VP Strategic Allocation Balanced Portfolio) at market value at the time of entering into a contract and (b) no more than 5% of the assets at market value, at the time of entering into a contract, shall be Committed to margin deposits in relation to future contracts.



(12) Each Portfolio, except the ING VP Strategic Allocation Portfolios and the ING VP Money Market Portfolio, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Portfolio will not write a put if it will require more than 50% of the Portfolio's net assets to be designated to cover all put obligations. No Portfolio may buy options if more than 3% of its assets immediately following such purchase would consist of put options. A Portfolio may purchase call and sell put options on equity securities only to close out positions previously opened; the ING VP Strategic Allocation Portfolios are not subject to these restrictions. No Portfolio will write a call option on a security unless the call is "covered" (i.e. it already owns the underlying security). A Portfolio may purchase put options when ING Investments, or the applicable Sub-Adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.



(13) A Portfolio will not invest more than 15% (10% for ING VP Index Plus LargeCap, ING VP Index Plus MidCap ING VP Index Plus SmallCao and ING VP Money Market Portfolios) of its net assets in illiquid securities, Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under the Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, or the applicable Sub-Adviser shall determine whether a particular security is deemed to be liquid based in the trading markets for the specific security and other factors.



(14) Each Portfolio may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government.



(15) Each Portfolio may borrow up to 5% of the value of its assets from a bank for temporary or emergency purposes. The Portfolios (other than ING VP Money Market Portfolio) may borrow for leveraging purposes only if after the borrowing, the value of the Portfolio's net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings.



(16) Each Portfolio may lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Portfolio's total assets. otherwise permitted by the investment restrictions, policies and investment programs of each Portfolio, as described in this SAI and in the Prospectuses.



(17) Repurchase Agreements maturing in more than seven days will not exceed 10% of the total assets of a Portfolio.



(18) The Portfolios will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's total assets.



(19) Each Portfolio except for ING VP Global Science and Technology Portfolio and the INB VP Strategic Allocation Portfolios, will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner

EQUITY INVESTMENTS; CONVERTIBLES

COMMON AND PREFERRED STOCKS

      Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Portfolio the right to vote on issues affecting the company's organization and operations. Such investments may be diversified over a cross-section of industries and individual companies.

      Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      Common stock and preferred stock are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk. Some companies in which the Portfolio may invest will be organizations with smaller market capitalizations (e.g. of $500 million or less) or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

CONVERTIBLE SECURITIES

      A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a comparison privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

      The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Portfolio is called for redemption, the Portfolio must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Portfolios because they purchase such securities for their equity characteristics.

SYNTHETIC CONVERTIBLE SECURITIES

      "Synthetic" convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and then then current value of the underlying security. Unlike a true convertible security, a synthetic convertible compromises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

FOREIGN INVESTMENTS

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts

      Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held in either physical form or book entry form; (b) European Depositary receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts
(GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depository receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Eurodollar Convertible Securities

      Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

Eurodollar/Yankee Dollar Instruments

      Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries.

      Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Foreign Currency exchange Transactions

      A Portfolio that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Portfolio may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another,- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Portfolio as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code).

FOREIGN MORTGAGE RELATED SECURITIES

      Foreign mortgage-related securities are interests in pools if mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g. Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as size of loan pools, pre-payment experience, and maturities of loans.

FOREIGN AND EMERGING MARKET SECURITIES

      Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been many times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause the Portfolios to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the portfolios due to subsequent declines in value of the portfolio security or, if the Portfolios have entered into a contract to sell the security, could result in possible liability to the purchaser.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

      Although the Portfolios will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Portfolios on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, counties with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increase in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in other countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

INTERNATIONAL DEBT SECURITIES

      International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Banks) and foreign governments (including political subdivisions having tax authority) or their agencies or instrumentalities, including American Depositary

Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities of zero coupon securities. A Portfolio's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

      In determining whether to invest in debt obligations of foreign issuers, a Portfolio will consider the relative yields of foreign and domestic high yields securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g. relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Portfolio having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.

      Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Portfolio's investment income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollar and absorb the cost of current fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principals. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

      Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities, such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investment by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

      The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio that invests in such countries. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration, in some instances may not occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances when a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

      Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Even when there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

      In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict a Portfolio's investments in certain foreign banks and other financial institutions.


SOVEREIGN DEBT SECURITIES


      Sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Portfolios may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities.

      Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.

      RISKS OF INVESTING IN FOREIGN SECURITIES: Investments in foreign securities involve inherit risks, including the following:

      MARKET CHARACTERISTICS. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Portfolio asserts may be released prior to receipt of payment or securities, may expose the Portfolios to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, future contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Portfolio's positions may also be adversely impacted by delays in its abilities to act upon economic events occurring in foreign markets during non-business hours in the United States.

      LEGAL AND REGULATORY MATTERS. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

      TAXES. The interest payable on certain of the Portfolios' foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Portfolio.

      COSTS. The expense ratios of a Portfolio that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Portfolio will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time with the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

FIXED INCOME SECURITIES

      The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

      Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in particular, pre-specified, published interest rate index.

      The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

      There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index [often related to ARMS issued by Federal National Mortgage Association ("FNMA")], tend to lag changes in market rate levels and tend to be somewhat less volatile.

CREDIT-LINKED NOTES

      A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specific credit-related events.

      Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e.,the embedded option is not easily priced). A portfolio engaging in this type of investment cannot assure that it can implement a successful strategy.

CORPORATE DEBT SECURITIES

      Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

FLOATING OR VARIABLE RATE INSTRUMENTS

      Variable rate demand instruments held by a Portfolio may have maturities of more than one year, provided: (1) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (2) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Portfolio will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment on the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Portfolio may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Portfolio will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GUARANTEED INVESTMENT CONTRACTS

      Under Guaranteed Investment Contracts ("GICs") issued by insurance companies, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Portfolio which are not readily marketable, will not exceed 15% of a Portfolio's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

MORTGAGE-RELATED SECURITIES

      Mortgage-related securities include mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S. , the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See "United States Government Securities."

      Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive payments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Portfolio might be converted to cash, and the Portfolio could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

      CMOs and REMICs are securities that are collateralized by mortgage pas-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity" -- the latest date by which the tranche can be completely repaid, assuming no repayments -- and has an "average life" -- the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument

      CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

      Risks of Mortgage Related Investment. Investments in mortgage-related securities involve certain risks. In periods of declining interests rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tend to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities. Because investments in mortgage-related securities are interest-rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest-only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) or the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Portfolio could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security. See, "U.S. Government Securities."

GNMA CERTIFICATES

      GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veteran's Administration (VA). A GNMA Certificate represents and interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

      GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

      GNMA Certificates are created by an "issuer," which is an FHA-approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

      GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA Certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

      GNMA certificates bear a nominal "coupon rate" which represents the effective FHA or VA mortgage rate at the time of issuance, less 0.5% which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

      Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions, which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such portfolio, as described above.

      The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

CONSTRUCTION LOAN SECURITIES

      Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is each Portfolio's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA Certificates - When-Issued And Delayed Delivery Transactions

      GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when- issued basis. These transactions arise when GNMA Certificates are purchased or sold with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Portfolio. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Portfolio engages in when-issued and delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Portfolio missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. A Portfolio may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Portfolio may earn interest on such account or securities for the benefit of shareholders.

HIGH YIELD SECURITIES


      High yield securities are debt securities that are rated lower than Baa3 by Moody's or BBB- by S&P, or of comparable quality if unrated. High yield securities are often referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.


      High yield securities are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and markets values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Portfolio's net asset value.

      The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba - judged to have speculative elements, their future cannot be considered as well assured. B - generally lack characteristics of ad desirable investment. Caa - are of poor standing; such issues may be in default or there may be present danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C - lowest rated class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category, 2 indicates a mid-range ranking,; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CC, CC, C - predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D - in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

      Certain securities held by a Portfolio may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Risks Associated with High Yield Securities

      The medium- to lower-rated and unrated securities tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

      High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

      Sensitivity to interest rate and economic changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

      The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at a greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Portfolios' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities, which pay in cash.

      Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolios may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

      Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not base on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent a Portfolio owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

      Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. Portfolios would report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

      Limitations of Credit Ratings. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser or a Sub-Adviser may primarily rely on their own credit own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Portfolio's investment objective may be more dependent on the Investment Adviser's or Sub-Adviser's own credit analysis than might be the case when a Portfolio invests in higher quality bonds. The Investment Adviser or Sub-Adviser, when applicable, continually monitors the investments in each Portfolio's portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. A Portfolio may retain a security whose rating has been changed.

      Congressional Proposals. New laws and proposed new laws may negatively affect the market for high yield high yield securities. Any such proposals, if enacted, could have a negative effect on a Portfolio's net on a Portfolio's net asset value.

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

MUNICIPAL SECURITIES

      Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S. regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

      In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

      The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and tax power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

      Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Portfolio.

      Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other law affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

      Moral Obligations Securities - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Industrial Development and Pollution Control Bonds - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

      Municipal Lease Obligations - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. "Certificates of participation" are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

      The Portfolios generally will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization;
(2) secured by payments from a governmental lessee that has actively traded debt obligations; (3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

      Short-term Municipal Obligations - These securities include the following:

      Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

      Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

      Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

      Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

      Short-Term Discount Notes (tax-exempt commercial paper) are short-term (3645 days or less) promissory notes issued by municipalities to supplement their cash flow.

SHORT-TERM INVESTMENTS

      Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a

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bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Portfolios will be dollar-denominated obligations of domestic or foreign banks or financial institutions.

      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under the respective investment objectives and policies stated above and in their Prospectuses, the Portfolio's may make interest- bearing time or other interest- bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

      A Portfolio holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

      For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

MUNICIPAL LEASE OBLIGATION

      Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. "Certificates of participation" are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses that provide that the municipality has no obligation to make or lease installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriate" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

SUBORDINATED MORTGAGE SECURITIES

      Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Portfolios may invest consist of a series of

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certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal payments, interest or any combination thereof to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.


      The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and hen by the holders of senior certificates.


      In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

      A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

      A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Portfolios would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

      The Investment Adviser or Sun-Advisers will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser or Sub-Advisers have developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Portfolios seek opportunities to acquire subordinated residential mortgage securities when, in the view of the Investment Adviser or Sub-Advisers, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

      Interest/Principal Only Stripped Mortgage Backed Securities ("STRIPS") are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

      Tax Exempt Industrial Development and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

UNITED STATES GOVERNMENT SECURITIES

      Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, such as, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal national Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate prepayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Portfolio generally will invest in securities of such agencies or instrumentalities only when the Investment Adviser or Sub-Advisers are satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS

ASSET BACKED SECURITIES (NON-MORTGAGE)

      Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay- through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Portfolio's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

      Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

      It is expected that governmental, government-related , or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for a Portfolio.

      Aircraft Lease Receivables- An aircraft lease receivable ("ALR") is an asset-backed security. ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircraft is sold to the trust and the trust issues several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircraft and leases it to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircraft's lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain and operate, and difficult to sell. In addition, aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

BANKING INDUSTRY OBLIGATIONS

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

      A Portfolio holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Portfolios may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

DERIVATIVES

      DEALER OPTIONS Certain risks are specified to dealer options and exchange-traded options. While a Portfolio might look to a clearing corporation to exercise exchange-traded options, if the Portfolio purchases a dealer option it must rely on the selling dealer to perform if the Portfolio exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

      Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Portfolio can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Portfolio writes a dealer option, the Portfolio can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Portfolio seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Portfolio, no assurance exists that the Portfolio will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Portfolio, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option. With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses for the Portfolio. For example, because a Portfolio must maintain a secured position with respect to any call option on a security it writes, the Portfolio may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

      The staff of the SEC takes the position that purchased dealer options are illiquid securities. A Portfolio may treat the cover used for written dealer options as liquid if the dealer agrees that the Portfolio may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With the exception, however, the Portfolio will treat dealer options as subject to the Portfolio's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instruments accordingly.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

      A Portfolio may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commision ("CFTC").

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated time, date, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

      Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

      The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Portfolio relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contracts.

      When using futures contracts as a hedging technique, at best the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Portfolio might not be successful and the Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there are may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Portfolio's overall return could be less than if the hedging transactions had not been undertaken.

      Investments in futures contracts on fixed income securities involve the risk that if ING Investments' or a Sub-Adviser's judgment concerning the general direction of interest rates is incorrect, a Portfolio's overall performance may be poorer than if it had not entered into any such contract. For example, if a Portfolio has been hedged against the possibility that an increase in interest rates would adversely affect the price of bonds held in its portfolio, and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale bonds may beat increased prices, which reflect the rising market.

      Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

      Sales of futures contracts that are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss of such securities upon disposition.

      "Margin" is the amount of funds that must be deposited with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Portfolio's futures contracts. A margin deposit is intended to assure the Portfolio's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

      If the price of an open futures contract exchange (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Portfolio. These daily payments to and from a Portfolio are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Portfolio will mark-to-market the current vale of its open futures contracts. Each Portfolio expects to earn interest income on its initial margin deposits.

      When a Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements. A Portfolio can buy and write (sell) options on futures contracts.

      Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Portfolio will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Portfolio, which could require the Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Portfolio's ability to effectively hedge its portfolio, or the relevant portion thereof.

      The trading of futures and options is also subject to the risk of trading halts, suspensions, exchange or clearing house equipments failures, government intervention, insolvency of the brokerage firm or clearing house or other distributions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

FOREIGN CURRENCY OPTIONS

      A Portfolio may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing put on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing put on that foreign currency. In such circumstances, the Portfolio collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Portfolio's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversation or exchange of other foreign currency held in its portfolio.

FORWARD FOREIGN CURRENCY CONTRACTS

      Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Portfolio may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Portfolio may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contact and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Sub-Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Portfolio may experience losses or gains on both the underlying security and the cross currency hedge.

      Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


      The precise matching of the forward contact amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contacts and transactions costs.


      At or before the maturity of a forward exchange contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

      The cost of engaging in forward exchange contracts varies with factors such as currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Adviser or Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

      Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolios at one rate, while offering a lesser rate of exchange should the Portfolios desire to resell that currency to the dealer.

INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

      "Indexed Linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

      Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

OPTIONS ON FUTURES

      A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Portfolio.

OVER THE COUNTER OPTIONS

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

      The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Portfolio will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Portfolio intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standard, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Portfolio will enter into contracts with primary dealers that provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, by which the options is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover Assets" refers to the amount of cash, liquid assets or high quality debt instruments that must be segregated to collateralize the value of the futures contracts written by the Portfolio. Under such circumstances, the Portfolio will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Portfolio's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Portfolio might pay more to repurchase the OTC Option contract than the Portfolio would pay to close out a similar exchange traded option.

PUT AND CALL OPTIONS

      A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the ING Investments or the Sub-Adviser.

      The Portfolios will not write call options on when-issued securities. The Portfolios purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Portfolio may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner.

      So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

      When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such a gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

      An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

      A Portfolio may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Portfolio would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Portfolio's obligation might be more or less than the premium received when it originally wrote the option. Further, a Portfolio might occasionally not be able to close the option because of insufficient activity in the options market.

      In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

      If a put option is sold by a Portfolio, the Portfolio will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that the writer may be required to by the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapse unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

      The purchase of put options may be used to protect a Portfolio's holdings in an underlying security against a substantial decline in market value. Such protection, of course, only provided during the life of the put option when a Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options also may be used by the Portfolio when it does not hold the underlying security.

      The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that Portfolio. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Portfolio. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

      Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Portfolio to write another call option, or purchase another call option, on the underlying security with either a different exercise price or expiration date or both. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the dale of the security. There is, of course, no assurance that a Portfolio will be able to effect a closing transaction at a favorable price. If a Portfolio cannot either enter into such a transaction, it maybe required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

      FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

      Additional Restrictions on the Use of Futures and Option Contracts. Each Portfolio expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Portfolio in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Portfolio's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

      Forward exchange contracts may be used to protect against uncertainty in the level of the future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transactions costs.

      At or before the maturity of a forward exchange contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

      The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

      Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolios at one rate, while offering a lesser rate of exchange should the Portfolios desire to resell that currency to the dealer.

STRADDLES

      A straddle consists of a combination of a call and a put written on the same underlying security. A straddle is "covered" when sufficient assets are deposited to meet the Portfolio's immediate obligations. The Portfolios may use the same liquid assets or high-quality debt instruments to cover both the call and put options when the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will segregate liquid assets or high quality debt instruments equivalent to the amount, if any, by which the put is "in the money."

SWAP TRANSACTIONS

      Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, and credit and event-linked swaps. To the extent a Portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Portfolio may also enter into options on swap agreements ("swap options").

      A portfolio may enter into swap transactions for any legal purpose consistent with its investments objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

      Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vise versa in an attempt to protect itself against interest rate movements exceeding given minimum levels. Consistent with a Portfolio's investment objectives and general investment policies, certain of the Portfolios may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher fee at each swap reset date.

      A Portfolio may enter into credit swap agreements. The "buyer" in a credit contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Portfolio may be either the buyer or seller in a credit default swap transaction. If a Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Portfolio had invested in the reference obligation directly.

      A swap option is a great contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio that may engage in swaps may write (sell) and purchase put and call swap options.

      Most swap agreements entered into by the Portfolios involve calculating the obligations of the parties to the agreement on a "net basis." Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation if assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Portfolio's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Portfolio's investment restriction concerning senior securities.

      Whether a Portfolio's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolios' repurchase agreement guidelines). Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

      Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

      Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commissions merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

      This exemption is not exclusive, and participants may continue to rely on existing exclusions foe swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

      Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Portfolio may invest are described in the Prospectus. A Portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Portfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in the currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      Risks of Investing in Options There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class of series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to e exercisable in accordance with their terms.

      A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Portfolio may enter into options transactions may be limited by the Code requirements for qualification of the Portfolio as a regulated investment company. See "Dividends, Distributions and Taxes."

      In addition, foreign option exchanges do not afford to participants many of the protections available in the United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Portfolio as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" on page 37.

WARRANTS

      A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolio's entire investment therein).

INITIAL PUBLIC OFFERINGS

      Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time if the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

      Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

      The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Adviser or a Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolios. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Portfolio's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

      The effect of an IPO investment can have a magnified impact on the Portfolios' performance when the Portfolio's asset bases are small. Consequently, IPOs may constitute a significant portion of the Portfolios' returns particularly when the Portfolios are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Portfolios' assets as it increases in size and, therefore, have a more limited effect on the Portfolios' performance.

      There can be no assurance that IPOs will continue to be available for the Portfolios to purchase. The number or quality of IPOs available for purchase by the Portfolios may vary, decrease or entirely disappear. In some cases, the Portfolios may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolios to realize a profit.

OTHER INVESTMENT COMPANIES

      A Portfolio may not (i) invest more than 10% of its total assets in other investment companies; (ii) invest more than 5% of its total assets in any one investment company; or (iii) purchase greater than 3% of the total outstanding securities of any one investment company. A Portfolio may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Portfolio. No Portfolio will invest in other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

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

      There are some potential disadvantages associated with investing in other investment companies. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio would also bear its pro rata portions of each other investment company's advisory and operational expenses. When the Portfolio invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fee, and custodial fees in addition to the expenses of the Portfolio.

      Investment Companies that Invest in Senior Loans- Other investment companies include those that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans, in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

      Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Portfolio's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

      Senior Loans usually include restrictive covenants that must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

      Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rate lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

      In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of the dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

      Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under-collateralized.

      Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be

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

traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Portfolio's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

      Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Portfolio may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

      Subordinated and Unsecured Loans. The primary risk arising in connection with subordinated loans is that because the holder's interested in subordinated, there is the potential for loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

EXCHANGE TRADED FUNDS (ETFS)

      Exchange Traded Funds ("ETFs") are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if the Portfolio elects to redeem its ETF shares rather than selling them on the secondary market, the Portfolio may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Portfolio.

PRIVATE FUNDS

      U.S. or foreign private limited partnerships or other investment funds, which are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Portfolio's ability to invest in them will be limited. In addition, Portfolio shareholders will remain subject to the Portfolio's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Portfolio to dispose of interests in Private Funds is very limited and involves risks, including loss of the Portfolio's entire investment in the Private Fund.

      Private Funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act.

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

As an investor, the Portfolio owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Portfolio receives a stream of cash flows in the form of interest payments from the underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers of the securities remain members of the tracked index.

      The pooled investments allow the Portfolio to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Portfolio significantly. However, the Portfolio bears any expenses incurred by trust. In addition, the Portfolio assumes the liquidity risks generally associated the privately offered pooled investments.

      Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interest. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

      Private Funds also include investments certain structured securities. Structured Securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structure securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

      The Portfolios consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any procedures and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

REAL ESTATE SECURITIES

      A Portfolio's investments in real estate securities include investment in Real Estate Investment Trusts ("REITs") and other real estate operating companies ("REOCs"). A REOC is a company that

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

derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A REIT is a corporation or business trust that meets the definitional requirements of the Code. Investing in REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although a Portfolio will not invest directly in real estate, a Portfolio may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value f real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REOTs' investments are concentrated geographically, by property type or in certain other respects, the REITs may subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgages elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. N contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

      Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

RESTRICTED AND ILLIQUID SECURITIES


      A Portfolio may invest in a restricted security or an illiquid security if ING Investments, ING IM or BlackRock believes that it presents an attractive opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market it may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition.

      Because of the nature of these securities, a considerable period of time may elapse between a Portfolio's decision to dispose of these securities and the time when a Portfolio is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may e negotiated at the time such securities are purchased by a Portfolio. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Portfolio would be permitted to sell them. Thus, a Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. Some securities are eligible for purchase or sale without SEC registration by certain "qualified institutional buyers." Such restricted securities could be treated as liquid because a trading market exists. However, these securities could be less liquid than registered securities traded on established secondary markets. Some liquid and restricted securities include Private Funds. (See discussion of Private Funds, above.)

      A Portfolio may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Portfolio at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Portfolio in good faith pursuant to procedures adopted by the Company's Board of Directors.

      Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Portfolio's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TBA SALE COMMITMENTS

      Each Portfolio may enter into To BE Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss of the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

      Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin playing current interest rates (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

      The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Portfolio may realize no return on its investment, because these securities do not pay cash interest.

SUPRANATIONAL AGENCIES

      Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

INVESTMENT TECHNIQUES

BORROWING

      If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio's holdings may be disadvantageous from an investment standpoint.

      When a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Portfolio makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the portfolio securities or the Portfolio's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, each Portfolio may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities do not exceed 33 1/3% of the Portfolio's total assets. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Portfolios and are collateralized by cash, securities or letters of credit. The Portfolios might experience a loss if the financial institution defaults on the loan. The Portfolios seek to mitigate this risk through contracted indemnification upon default.

      The borrower at all times during the loan must maintain with the Portfolios cash or cash equivalent collateral or provide to the Portfolios an irrecoverably letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Portfolios any interest paid on such securities, and the Portfolios may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Portfolios or the borrower at any time. The Portfolios may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk or other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Portfolio could incur losses in connection with the investment of such collateral.

REPURCHASE AGREEMENTS

      Repurchase agreements may be considered to be loans by the Portfolios for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Portfolio acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Portfolio's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Portfolio holding the repurchase agreement will suffer a loss to a extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Portfolio's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Portfolio.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

      Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by a Portfolio, with an agreement that a Portfolio will repurchase such securities at an agreed upon price and date. A Portfolio will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Portfolio will place in a segregated custodial account cash, liquid assets and/or high quality debt instruments having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Portfolio's total assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the portfolio securities or the Portfolio's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

      In order to enhance portfolio returns and manage prepayment risks, certain Portfolios may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC. In a dollar roll transaction, a Portfolio sells a mortgage security held in the portfolio to a financial institutional such as bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Portfolio exceeding the yield on the sold security. When a Portfolio enters into a dollar roll transaction, cash, liquid assets and/or high quality debt instruments of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

      Whether a reverse purchase agreement or dollar-roll transaction produces a gain for a Portfolio depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Portfolio's net asset value will increase faster than otherwise would be the cease; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Portfolio's yield in the manner described above; however, such transactions also increase a Portfolio's risk to capital and may result in the shareholder's loss of principal.

SHORT SALES

         A Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as SHORT SALES "AGAINST THE BOX"). In a short sale that is not "against the box," a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

         Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

         If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

         In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

                  The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

TEMPORARY DEFENSIVE POSITIONS

      A Portfolio may invest in short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Investment Adviser's or the Sub-Adviser's determination to do so within the investment guidelines and policies of the Portfolio; (iii) to permit the Portfolio to meet redemption requests; and (iv) to take a temporary defensive position. Although it is expected that a Portfolio will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Portfolio may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short- term debt securities;
(iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Portfolios will invest in short- term instruments that do not have a maturity of greater than one year.

TRUST-PREFERRED SECURITIES

      Trust-preferred securities, also known as trust-issued securities, are those that have the characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stock issued by a trust that is wholly owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust's common securities, which represents 3% of the trust's assets. The remaining 97% consists of trust-preferred securities, which are then sold to investors. The trust uses the sale proceeds to purchase a subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the funds received to make dividend payments to the holders of the trust-preferred securities. The primary advantage for this particular structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes, and as equity for the purpose of calculating capital requirements.

      In certain instances, this structure involves more than one financial institution and, accordingly, more than one trust. In this pooled offering, a separate trust is created that issues securities to investors and uses the proceeds to purchase the trust-preferred securities issued by the special-purpose trust subsidiaries of the participating financial institutions. Therefore, the trust-preferred securities held by investors are backed by the trust- preferred securities issued by the trust subsidiaries.


      In identifying the risks of trust-preferred securities, ING Investments, ING IM or BlackRock evaluates the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to the Portfolio.


WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

      In order to secure prices or yields deemed advantageous at the time the Portfolios may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Portfolios may also enter into forward commitments. The Portfolios will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Portfolio prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Portfolio will segregate on its books or those of its custodian assets consisting of cash, liquid assets and/or higher quality debt instruments in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Portfolio will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Portfolio may realize a capital gain or loss. When a Portfolio engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Portfolio's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

      When the time comes to pay for the securities acquired on a delayed delivery bass, a Portfolio will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). Depending on market conditions, the Portfolios could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

SEGREGATION OF ASSETS

      As discussed above, when a Portfolio invests in certain securities or engages in certain transactions (e.g., derivatives, when issued securities, delayed delivery transactions), it will segregate assets on its books or those of its Custodian. Segregated assets will include cash or other liquid securities and high quality debt instruments, in amounts equal to the amount of its commitment with respect to its commitment, which are marked to market daily.

PORTFOLIO TURNOVER

      A change in securities held in the portfolio of a Portfolio is known as "portfolio turnover" and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains. Each Portfolio's historical turnover rates are included in the Financial Highlights tables in the Prospectuses.


      The Portfolio turnover rate for _____________________ Portfolio increased/decreased from __________, to ___________ in 2004 from 2002 due to:


      The Portfolio turnover rate for VP Small Company, VP International Equity and VP Growth and Income Portfolios decreased from 371%, 266% and 246%, respectively, in 2002 to 178%, 85% and 150%, respectively, in 2003. The change in portfolio rates for VP Small Company and VP International Equity can be attributed to the settling of normal operating procedures from the management changes that took place in 2002. The change in portfolio turnover rate for VP Growth Income is attributable to the implementation of a new stock model in the second half of 2003.

                         DIRECTORS/TRUSTEES AND OFFICERS

MANAGEMENT OF THE COMPANY/TRUST

Set forth in the table below is information about each Director/Trustee of the Company/Trust and Portfolios.


                                                         TERM OF OFFICE
                                     POSITION(S) HELD     AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING THE PAST
   NAME, ADDRESS AND AGE                 WITH FUND        TIME SERVED(1)                 5 YEARS
----------------------------         ----------------    ---------------   ------------------------------------------------
J. SCOTT FOX(2)                      Director            Since 1997        President and Chief Executive Officer
10 State House Square                                                      (April 2001 - Present) , Managing Director
Hartford, Connecticut 06107                                                and Chief Operating Officer (April 1994 -
Date of Birth: 02/01/1955                                                  April 2001), Chief Financial Officer ( April
                                                                           1994 - July 2001), Aeltus Investment Management,
                                                                           Inc.; Executive Vice President (April 2001 -
                                                                           present), Director, Chief Operating Officer
                                                                           (February 1995 - Present), Chief Financial
                                                                           Officer, Managing Director (February 1995 -
                                                                           April 2001), Aeltus Capital, Inc.

THOMAS J. MCINERNEY(3)               Director            April 2002-       Chief Executive Officer, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                             Present           Services (September 2001 - Present);
Scottsdale, Arizona 85258                                                  Member, ING Americas Executive Committee
Date of Birth: 05/05/1956                                                  (2001-Present); ING Aeltus Holding Company,
                                                                           Inc. (2000 - Present), ING Retail Holding
                                                                           Company (1998 - Present) and ING Retirement
                                                                           Holdings, Inc. (1997- Present).  Formerly,
                                                                           President, ING Life Insurance and Annuity
                                                                           Company (September 1997 - November 2002);
                                                                           President, Chief Executive Officer and
                                                                           Director of Northern Life Insurance Company
                                                                           (March 2001- October 2002), General Manager
                                                                           and Chief Executive Officer, ING worksite
                                                                           Division (December 2000- October 2001).

DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

ALBERT E. DEPRINCE, JR.              Director            June 1998-        Director, Business and Economic Research
3029 St. Johns Drive                                     Present           Center, August 1999 to present, and
Murfreesboro, Tennessee                                                    Professor of Economics and Finance,
37129                                                                      Middle Tennessee State University,
Date of Birth: 04/24/1941                                                  August 1991 to present

                                     NUMBER OF
                                   PORTFOLIOS IN
                                    FUND COMPLEX
                                    OVERSEEN BY        OTHER BOARD MEMBERSHIPS HELD BY
   NAME, ADDRESS AND AGE            DIRECTOR****                  DIRECTOR
----------------------------       --------------    ------------------------------------
J. SCOTT FOX(2)                                      Mr. Fox serves as director of the
10 State House Square                                board of IPC Financial Network, Inc.
Hartford, Connecticut 06107                          (January 2001 - Present)
Date of Birth: 02/01/1955

THOMAS J. MCINERNEY(3)                               Director, Equitable Life Insurance
7337 E. Doubletree Ranch Rd.                         Co., Golden American Life Insurance
Scottsdale, Arizona 85258                            Co., Life Insurance Company of
Date of Birth: 05/05/1956                            Georgia, Midwestern United Life
                                                     Insurance Co., ReliaStar Life
                                                     Insurance Co., Security Life of
                                                     Denver, Security Connecticut Life
                                                     Insurance Co., Southland Life
                                                     Insurance Co., USG Annuity and Life
                                                     Company, and United Life and Annuity
                                                     Insurance Co. Inc (March 2001-
                                                     Present); Member of the Board,
                                                     Bushnell Performing Arts Center; St.
                                                     Francis Hospital; National
                                                     Conference of Community Justice; and
                                                     Metro Atlanta Chamber of Commerce.

DIRECTORS WHO ARE NOT "INTERESTE PERSONS"

ALBERT E. DEPRINCE, JR.                              Director, International Atlantic
3029 St. Johns Drive                                 Economic Society (October 2002 -
Murfreesboro, Tennessee 37129                        Present); Academy of Economics and
Date of Birth: 04/24/1941                            Finance (February 2001 - Present).

MARIA T. FIGHETTI                    Director            April 1994-       Retired.  Formerly, Attorney, New York City
325 Piermont Road                                        Present           Department of Mental Health (June 1973 -
Closter, New Jersey 07624                                                  October 2002) and Associate Commissioner
Date of Birth: 09/07/1943                                                  (1995 - 2002).

SIDNEY KOCH                          Director                              Financial Adviser, self-employed, January
455 East 86th Street                                                       1993 to present.
New York, New York 10028
Date of Birth: 04/22/1935

DR. CORINE T. NORGAARD               Director            June 1991-        Retired.  Formerly, Dean of the Barney
556 Wormwood Hill                                        Present           School of Business, University of Hartford,
Mansfield Center,                                                          August 1996 to June 2004.
Connecticut 06250
Date of Birth: 06/20/1937

EDWARD T. O'DELL                     Director            June 2002-        Retired.
96 Wildwood Rd.                                          Present
Andover, MA 01810
Date of Birth: 11/26/1935

JOSEPH E. OBERMEYER                  Director            January 2003-     President, Obermeyer & Associates, Inc.
9909 NE 4th Avenue Rd.                                   Present           (November 1999 to present) and Senior
Miami Shores, FL 33138                                                     Manager, Arthur Andersen, LLP (1995-
Date of Birth: 10/24/1957                                                  October 1999).

MARIA T. FIGHETTI                                             None
325 Piermont Road
Closter, New Jersey 07624
Date of Birth: 09/07/1943

SIDNEY KOCH                                                   Director, Northwest Center for the
455 East 86th Street                                          Arts, Torrington, CT.
New York, New York 10028
Date of Birth: 04/22/1935

DR. CORINE T. NORGAARD                                        Director/Trustee, Mass Mutual
556 Wormwood Hill                                             corporate and Participation
Mansfield Center,                                             Investors (april 1997 - Present);
Connecticut 06250                                             Director, Advest Trust Company (1998
Date of Birth: 06/20/1937                                     - Present); Director, Connecticut
                                                              Health Foundation (2002 - Present).

EDWARD T. O'DELL                                              None
96 Wildwood Rd.
Andover, MA 01810
Date of Birth: 11/26/1935

JOSEPH E. OBERMEYER                                           None
9909 NE 4th Avenue Rd.
Miami Shores, FL 33138
Date of Birth: 10/24/1957


            (1) Directors serve until their successors are duly elected and qualified.

            (2) Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.

            (3) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.


            **** For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, ING Partners, Inc.; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc., as of March 31, 2004.

Information about the Company's/Trust's officers are set forth in the table below:

                                  POSITION HELD WITH THE       TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE             COMPANY/TRUST                OF TIME SERVED             FIVE YEARS(1)
----------------------------      ---------------------------  -------------------------  ------------------------------------------
JAMES M. HENNESSY                 President, Chief Executive   February 2002- Present     President and Chief Executive Officer, ING
7337 E. Doubletree Ranch Rd.      Officer and Chief Operating                             Capital Corporation. LLC, ING Funds
Scottsdale, Arizona 85258         Officer                                                 Services, LLC, ING Investments, LLC
Date of Birth: 04/09/1949                                                                 (December 2001-Present); Chief Operating
                                                                                          Officer, ING Funds Distributor, LLC (June
                                                                                          2000- Present); Vice President, ING Life
                                                                                          Insurance and Annuity Company (December
                                                                                          2003-Present); Director, ING Capital
                                                                                          Corporation, LLC, ING Funds Services, LLC,
                                                                                          ING Investments, LLC and ING Funds
                                                                                          Distributor, LLC (December 2000-Present);
                                                                                          and Executive Vice President, ING Funds
                                                                                          Distributor, LLC (April 1998-Present).
                                                                                          Formerly, President and Chief Executive
                                                                                          Officer, ING Advisors, Inc. and EAMC
                                                                                          Liquidation Corp. (December 2001-October
                                                                                          2003) and Express America T.C., Inc.
                                                                                          (December 2001-September 2003); Senior
                                                                                          Executive Vice President, ING Capital
                                                                                          Corporation, LLC, ING Funds Services, LLC,
                                                                                          ING Investments, LLC, ING Advisors, INC.,
                                                                                          Express America T.C., Inc. and EAMC
                                                                                          Liquidation Corp. (June 2000- December
                                                                                          2000); Executive Vice President, ING
                                                                                          Capital Corporation, LLC, ING Funds
                                                                                          Services, LLC, ING Investments, LLC (April
                                                                                          1998-June 2000) and ING Quantitative
                                                                                          Management, Inc. (October 2001-September
                                                                                          2002); Chief Operating Officer, ING
                                                                                          Quantitative Management, Inc. (October
                                                                                          2001- September 2002); Senior Vice
                                                                                          President, ING Capital Corporation, LLC,
                                                                                          ING Funds Services, LLC, ING Investments,
                                                                                          LLC and ING Funds Distributor, LLC (April
                                                                                          1995- April 1998); Secretary, ING Capital
                                                                                          Corporation, LLC, ING Funds Services, LLC,
                                                                                          ING Investments, LLC, ING Funds
                                                                                          Distributor, LLC, ING Advisors Inc.,
                                                                                          Express America T.C., Inc., and EAMC
                                                                                          Liquidation Corp. (April 1995- December
                                                                                          2000); and Director, ING Advisors, Inc.
                                                                                          and EAMC Liquidation Corp. (December
                                                                                          2000-October 2003), ING Quantitative
                                                                                          Management, Inc. (December 2000- September
                                                                                          2002) and Express America T.C., Inc.
                                                                                          (December 2000-September 2003).

MICHAEL J. ROLAND                 Executive Vice President,    April 2002- Present        Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.      Assistant Secretary                                     Officer and Treasurer, ING Funds Services,
Scottsdale, Arizona 85258                                                                 LLC, ING Funds Distributor, LLC, ING
Date of Birth: 05/30/1958         Principal Financial Officer  February 2002- Present     Advisors, Inc., ING Investments, LLC,
                                                                                          Express America T.C., Inc. and EAMC
                                                                                          Liquidation Corp. (December 2001-Present).
                                                                                          Formerly, Executive Vice President, ING
                                                                                          Quantitative Management, Inc.(December
                                                                                          2001-September 2002); and Senior Vice
                                                                                          President, ING Funds Services, LLC, ING
                                                                                          Investments, LLC and ING Funds Distributor
                                                                                          , LLC (June 1998-December 2001).

                                 POSITIONS HELD WITH THE      TERM OF OFFICE AND LENGTH OF TIME
NAME, ADDRESS AND AGE            COMPANY/TRUST                SERVED
----------------------------     -------------------------    ---------------------------------
STANLEY D. VYNER                 Executive Vice President     February 2002- Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 05/14/1950

ROBERT S. NAKA                   Senior Vice President and    February 2002- Present
7337 E. Doubletree Ranch Rd.     Assistant Secretary
Scottsdale, Arizona 85258
Date of Birth: 06/17/1963

KIMBERLY A. ANDERSON             Senior Vice President        December 2003- Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258        Vice President               February 2002- December 2003
Date of Birth: 07/25/1964
                                 Secretary                    March 2003- September 2003

JOSEPH M. O'DONNELL              Chief Compliance Officer     November 2004 - Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 11/13/1954

THERESA K. KELETY                Secretary                    September 2003- Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 02/28/1963

ROBYN L. ICHILOV                 Vice President and           February 2003- Present
7337 E. Doubletree Ranch Rd.     Treasurer
Scottsdale, Arizona 85258
Date of Birth: 09/25/1967

NAME, ADDRESS AND AGE                  PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS(1)
----------------------------           ----------------------------------------------------------------------------
STANLEY D. VYNER                       Executive Vice President, ING Advisors, Inc. and ING Investments, LLC (July
7337 E. Doubletree Ranch Rd.           2000- Present); and Chief Investment Officer, ING Investments, LLC (July
Scottsdale, Arizona 85258              1996- Present). Formerly, President and Chief Executive Officer, ING
Date of Birth: 05/14/1950              Investments, LLC (August 1996- August 2000).

ROBERT S. NAKA                         Senior Vice President and Assistant Secretary, ING Funds Services, LLC, ING
7337 E. Doubletree Ranch Rd.           Funds Distributor, LLC, ING Advisors, Inc., ING Capital Corporation, LLC and
Scottsdale, Arizona 85258              ING Investments, LLC (December 2001-Present). Formerly, Senior Vice
Date of Birth: 06/17/1963              President and Assistant Secretary, ING Quantitative Management, Inc.(October
                                       2001-September 2002); and Vice President, ING Investments, LLC (April
                                       1997-October 1999) and ING Funds Services, LLC (February 1997-August 1999).

KIMBERLY A. ANDERSON                   Senior Vice President, ING Funds Services, LLC, ING Funds Distributor, LLC,
7337 E. Doubletree Ranch Rd.           ING Advisors, Inc. and ING Investments, LLC (December 2003-Present).
Scottsdale, Arizona 85258              Formerly, Vice President, ING Funds Services, LLC, ING Funds Distributor,
Date of Birth: 07/25/1964              LLC, ING Advisors, Inc. and ING Investments, LLC (October 2001-November
                                       2003); Secretary; ING Funds Services, LLC, ING Funds Distributor, LLC, ING
                                       Advisors, Inc. and ING Investments, LLC (October 2001-August 2003); Vice
                                       President, ING Quantitative Management, Inc. (October 2001-September 2002);
                                       Assistant Vice President, ING Funds Services, LLC (November 1999-January
                                       2001); and has held various other positions with ING Funds Services, LLC for more than the last five years.

JOSEPH M. O'DONNELL                    Chief Compliance Officer of the ING Funds (November 2004 - Present).
7337 E. Doubletree Ranch Rd.           Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and
Scottsdale, Arizona 85258              Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds
Date of Birth: 11/13/1954              (October 2001 - October 1004); and Chief Operating Officer and General
                                       Counsel of Matthews International Capital Management LLC and Vice President
                                       and Secretary of Matthews International Funds (August 1999-May 2001).

THERESA K. KELETY                      Counsel, ING Americas U.S. Legal Services (April 2003-Present). Formerly,
7337 E. Doubletree Ranch Rd.           Senior Associate with Shearman & Sterling (February 2000- April 2003); and
Scottsdale, Arizona 85258              Associate with Sutherland Asbill & Brennan (1996- February 2000).
Date of Birth: 02/28/1963

ROBYN L. ICHILOV                       Vice President, ING Funds Services, LLC (October 2001-Present) and ING
7337 E. Doubletree Ranch Rd.           Investments, LLC (August 1997-Present); and Accounting Manager, ING
Scottsdale, Arizona 85258              Investments, LLC (November 1995- Present).
Date of Birth: 09/25/1967

                                 POSITIONS HELD WITH THE      TERM OF OFFICE AND LENGTH
NAME, ADDRESS AND AGE            COMPANY/TRUST                OF TIME SERVED
----------------------------     ------------------------     --------------------------
LAUREN D. BENSINGER              Vice President               March 2003- Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 02/06/1954

TODD MODIC                       Vice President               September 2003- Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258        Assistant Vice President     April 2002- September 2003
Date of Birth: 11/03/1967

MARIA M. ANDERSON                Assistant Vice President     April 2002- Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 05/29/1958

SUSAN KINENS                     Assistant Vice President     March 2003- Present
7337 E. Doubletree Ranch Rd.     and Assistant Secretary
Scottsdale, Arizona 85258
Date of Birth: 12/31/1976

KIMBERLY K. PALMER               Assistant Vice President     September 2004 - Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 05/04/1957


HUEY P. FALGOUT, JR.             Assistant Secretary          September 2003- Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 11/15/1963


NAME, ADDRESS AND AGE               PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS(1)
----------------------------        ------------------------------------------------------------------------------
LAUREN D. BENSINGER                 Vice President, ING Funds Distributor, LLC and ING Funds Services, LLC (July
7337 E. Doubletree Ranch Rd.        1995 to Present), ING Investments, LLC (February 1996-Present) and ING
Scottsdale, Arizona 85258           Advisors, Inc. (July 2000-Present); and Chief Compliance Officer, ING Funds
Date of Birth: 02/06/1954           Distributor, LLC (July 1995- Present), ING Investments, LLC (October
                                    2001-Present) and ING Advisors, Inc. (July 2000-Present). Formerly, Vice
                                    President, ING Quantitative Management, Inc. (July 2000-September 2002);
                                    and Chief Compliance Officer, ING Quantitative Management, Inc.(July
                                    2000-Septmeber 2002).

TODD MODIC                          Vice President and Financial Reporting, Fund Accounting of ING Funds Services,
7337 E. Doubletree Ranch Rd.        LLC (September 2002-Present). Formerly, Director of Financial Reporting, ING
Scottsdale, Arizona 85258           Investments, LLC (March 2001-September 2002); Director of Financial Reporting,
Date of Birth: 11/03/1967           Axient Communications, Inc. (May 2000-January 2001); and Director of Finance,
                                    Rural/Metro Corporation (March 1995-May 2000).

MARIA M. ANDERSON                   Assistant Vice President, ING Funds Services, LLC (October 2001-Present).
7337 E. Doubletree Ranch Rd.        Formerly, Manager of Fund Accounting and Fund Compliance, ING Investments, LLC
Scottsdale, Arizona 85258           (September 1999-November 2001).
Date of Birth: 05/29/1958

SUSAN KINENS                        Assistant Vice President and Assistant Secretary, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.        (December 2002-Present); and has held various other positions with ING Funds
Scottsdale, Arizona 85258           Services, LLC for more than the last five years.
Date of Birth: 12/31/1976

KIMBERLY K. PALMER                  Assistant  Vice  President,  ING  Funds  Services,  LLC(4)  (September  2004-
7337 E. Doubletree Ranch Rd.        Present).  Formerly,  Manager,  Registration  Statements,  ING Funds  Services,
Scottsdale, Arizona 85258           LLC(4) (May 2003 - August 2004); Associate Partner,  AMVESCAP PLC (October 2000
Date of Birth: 05/04/1957           - May 2003);  and  Director of Federal  Filings and Blue Sky  Filings,  INVESCO
                                    Funds Group, Inc. (March 1994 - May 2003).

HUEY P. FALGOUT, JR.                Counsel, ING Americas U.S. Legal Services (November 2003-Present). Formerly,
7337 E. Doubletree Ranch Rd.        Associate General Counsel, AIG American General (January 1999-November 2002).
Scottsdale, Arizona 85258
Date of Birth: 11/15/1963



(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously know as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities.

                          BOARDS OF DIRECTORS/TRUSTEES

      The Board of Directors/Trustees ("the Board) governs each Portfolio and is responsible for protecting the interests of shareholders. The board is comprised of experienced executives who oversee ING Funds' activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance.



FREQUENCY

      The Board currently conducts regular meetings four (4) times a year. The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.


Committees

      The Board has an Audit Committee whose function is to, among other things, meet with the independent registered public accounting firm of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell and Mr. Obermeyer (collectively the "Independent Trustees"). Dr. Norgaard currently serves as Chairman and Ms. Fighetti currently serves as Vice Chairman of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2004.



      The Board has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Portfolios and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any its shareholders. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairman and Dr. DePrince currently serves as Vice Chairman of the Committee. The Contract Committee held four (4) meetings during the fiscal year ended December 31, 2004.



      The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates its purposes for nomination to fill Independent Trustee vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Nominating Committee is willing to consider nominations for vacancies received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director/trustee should be submitted in writing to the Portfolios' Secretary. .The Nominating Committee held no meetings during the fiscal year ended December 31, 2004.



      The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held no meetings during the fiscal year ended December 31, 2004.



      The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Fund and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable United States federal or state securities laws and breaches of fiduciary duty arising under United States federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. DePrince currently serves as

Chairman of the Committee. The Committee meets as needed. The Compliance Committee held three (3) meetings during the fiscal year ended December 31, 2004.

                    DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES

      Set forth below is the dollar range of equity securities owned by each Director/Trustee.


                                                                                                              AGGREGATE DOLLAR RANGE
                                                                                                              OF EQUITY  SECURITIES
                                                                                                              IN ALL REGISTERED
                                                                                                              INVESTMENT COMPANIES
                                                                                                              OVERSEEN BY TRUSTEE IN
                                                                                                              FAMILY OF INVESTMENT
  NAME OF DIRECTOR/TRUSTEE      DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO AS OF DECEMBER 31, 2004(1) COMPANIES(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                 ING VP                ING STRATEGIC      ING        ING VP
                                  ING VP      INTERMEDIATE   ING VP     ALLOCATION     VARIABLE    GROWTH AND
                                MONEY MARKET      BOND      BALANCED,   PORTFOLIOS,   PORTFOLIOS,    INCOME
                                 PORTFOLIO     PORTFOLIO       INC.         INC.          INC.     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS/TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.
------------------------------------------------------------------------------------------------------------------------------------
Maria T. Fighetti
------------------------------------------------------------------------------------------------------------------------------------
Sidney Koch
------------------------------------------------------------------------------------------------------------------------------------
Corine T. Norgaard
------------------------------------------------------------------------------------------------------------------------------------
Edward T. O'Dell
------------------------------------------------------------------------------------------------------------------------------------
Joseph E. Obermeyer
------------------------------------------------------------------------------------------------------------------------------------

J. Scott Fox
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. McInerney
------------------------------------------------------------------------------------------------------------------------------------


                (1)         Dollar range key:
                            A= None
                            B= $1- $10,000
                            C= $10,001- $50,000
                            D= $50,001- $100,000
                            E= over $100,000

              INDEPENDENT DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES


      Set forth in the table below is the information regarding each Independent Director's/Trustee's (and his/her immediate family members) share ownership as of December 31, 2004 in securities of the Portfolio's Investment Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or Principal Underwriter of the Portfolio (not including registered investment companies).



                         NAME OF OWNER'S AND
       NAME OF            RELATIONSHIP TO                            VALUE OF
   DIRECTOR/TRUSTEE       DIRECTOR/TRUSTEE  COMPANY  TITLE OF CLASS  ECURITIES  PERCENTAGE OF CLASS
---------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.
---------------------------------------------------------------------------------------------------
   Maria T. Fighetti
---------------------------------------------------------------------------------------------------
      Sidney Koch
---------------------------------------------------------------------------------------------------
   Corine T. Norgaard
---------------------------------------------------------------------------------------------------
    Edward T. O'Dell
---------------------------------------------------------------------------------------------------
  Joseph E. Obermeyer
---------------------------------------------------------------------------------------------------

                          DIRECTOR/TRUSTEE COMPENSATION

      Each Portfolio pays each Director/Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $60,000;
(ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee meeting attended in person; (iv) $2,500 per attendance of any committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (v) $1,000 per telephonic meeting; (vi) $25,000 annual fee to the Chairperson of the Contracts Committee, $10,000 annual fee to the Chairperson of both the Audit and Compliance Committees and $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $12,500 annual fee to the Vice Chairperson of the Contracts Committee and $5,000 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The pro rata share paid by each Portfolio is based on each Portfolio's average net assets as a percentage of the average net assets of all the Portfolios managed by the investment adviser for which the Directors/Trustees serve in common as Directors/Trustees.


      During the year ended December 31, 2004, members of the Board who are also directors, officers or employees of ING or its affiliates were not entitled to any compensation from the Portfolios. For the year ended December 31, 2004, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors/Trustees was entitled to receive pension or retirement benefits.



                                                   AGGREGATE COMPENSATION FROM
                                                   ---------------------------
                                                                     ING                                 TOTAL COMPENSATION FROM THE
                                       ING VP                     STRATEGIC        ING         ING VP           AND ING MUTUAL
                        ING VP      INTERMEDIATE                  ALLOCATION     VARIABLE    GROWTH AND     FUNDS COMPLEX PAID TO
NAME OF PERSON        MONEY MARKET     BOND          ING VP       PORTFOLIOS,   PORTFOLIOS,    INCOME             DIRECTORS/
POSITION                PORTFOLIO    PORTFOLIO    BALANCED, INC.     INC.          INC.       PORTFOLIO           TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Corine Norgaard            ( )          ( )            ( )            ( )          ( )          ( )                 ( )
Trustee

Sidney Koch                ( )          ( )            ( )            ( )          ( )          ( )                 ( )
Trustee

Maria T. Fighetti(1)       ( )          ( )            ( )            ( )          ( )          ( )                 ( )
Trustee

Albert E. DePrince,
Jr.(1)                     ( )          ( )            ( )            ( )          ( )          ( )                 ( )
Trustee

Edward T. O'Dell(1)        ( )          ( )            ( )            ( )          ( )          ( )                 ( )
Trustee

Joseph E. Obermeyer(1)     ( )          ( )            ( )            ( )          ( )          ( )                 ( )
Trustee




(1) During the fiscal year ended December 31, 2004, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $[ ]---, $[ ]---, $[ ]--- and $[ ]---, respectively, of their compensation from the Funds Complex.



      The Board has adopted a retirement policy under with each Independent Director/Trustee is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

      Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Portfolio without the consent or approval of shareholders.


      As of __________, officers and Directors/Trustees owned less than 1% of the outstanding shares of each Portfolio. To the best knowledge of the Portfolios, the names and addresses of the holders of 25% or more of the outstanding shares of each class of the Portfolios' equity securities as of __________, and the percentage of the outstanding shares held by such holders are set forth in the table below. Shares of the Portfolios are issued in connection with investments in variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and qualified pension plans. As of __________, separate accounts of the following life insurance companies and/or qualified pension plans owned of record or beneficially 5% or more of the shares of the following Portfolios:



 FUND     ADDRESS   CLASS AND   PERCENTAGE   PERCENTAGE OF
                     TYPE OF        OF
                    OWNERSHIP     CLASS          FUND
----------------------------------------------------------
----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------



 FUND     ADDRESS   CLASS AND   PERCENTAGE   PERCENTAGE OF
                     TYPE OF        OF
                    OWNERSHIP     CLASS          FUND
----------------------------------------------------------
----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------


* The above entities are indirect wholly owned subsidiaries of ING Groep N.V. ING Groep N.V. is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. ING Groep N.V.'s principal executive offices are located at Strawinskylaan 2631, 1077 zz Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

                         INVESTMENT ADVISORY AGREEMENTS


      The investment adviser for the Portfolios is ING Investments, which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Investment Adviser, subject to the authority of the Directors/Trustees of the Portfolios, has the overall responsibility for the management of each Portfolio's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"): ING IM Co. as Sub-Adviser to all the Portfolios except ING VP Global Science and Technology Portfolio; and BlackRock as Sub-Adviser to ING VP Global Science and Technology Portfolio. The Investment Adviser and ING IM are direct, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.



      On February 26, 2001, the name of the Investment Adviser changed from "Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Investment Adviser was change from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as investment adviser to all the Portfolios (except ING VP Global Science and Technology Portfolio). On that date ING Investments, LLC began serving as investment adviser and ING IM began serving as the Sub-Adviser to each Portfolio (except ING VP Global Science and Technology Portfolio). BlackRock has served as the Sub-Adviser to ING VP Global Science and Technology Portfolio since January 1, 2004. Prior to January 1, 2004, AIC Asset Management LLC served as Sub-Adviser.


      The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and each Company/Trust. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the portfolios. Pursuant to sub-advisory agreements between ING Investments and the sub-advisers (each a "Sub-Advisory agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to Sub-Advisers for the Portfolios. The Investment Adviser oversees the investment management of the Sub-Advisers for the Portfolios.

      The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Portfolios and to furnish advice and recommendations with respect to investment of each Portfolio's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Portfolios for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

      After an initial term through December 31, 2002, the Investment Management Agreement and Sub-Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Directors/Trustees who are not parties to the Investment management Agreement or "interested persons" (as defined in the 1940
Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval.

      In connection with each annual approval, the Board is provided with the qualitative and quantitative information to assist it in evaluating whether to approve the continuance of the Agreements.


      In considering whether to approve the Investment Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered a number of factors they believed to be relevant in light of the legal advice furnished to them by independent legal counsel and their own business judgment.

      In connection with their deliberations, the Board considered information that had been provided by the Adviser and each Sub-adviser throughout the year at regular Board meetings, as well as information furnished for a Board meeting held on December 15, 2004 to specifically consider the approval of each Portfolio's current Investment Management Agreement and the Sub-Advisory Agreement (other than the Sub-Advisory Agreement for ING VP Global Science and Technology Portfolio having been previously approved by the Board for continuation through December 31, 2005). Prior to taking action with respect to each Portfolio's Investment Management Agreement and Sub-Advisory Agreement, the Contract Committee of the Board (which is comprised entirely of independent Trustees) met with independent legal counsel on November 9 and 10, 2004 and again on December 13 and 14, 2004 to review and discuss the information provided by the Adviser and Sub-adviser. This information included the following: (1) summaries for each Portfolio that provide information about the performance, management fees and other expenses of the Portfolio and its respective peer group, as determined based upon a methodology approved by the Contract Committee (the "Selected Peer Group"), as well as information about the Portfolio's investment portfolios, objectives and strategies; (2) responses to questions posed by independent legal counsel on behalf of the Independent Directors/Trustees; (3) copies of each form of Investment Management and Sub-Advisory Agreement; (4) copies of the Form ADV for the Adviser and Sub-adviser to the Portfolios; (5) financial statements for the Adviser and Sub-adviser to the Portfolios; (6) profitability analyses for the Adviser and Sub-adviser with respect to each Portfolio and with respect to all Portfolios and other funds within the ING complex of mutual funds as a group; (7) an analysis of the compensation paid to investment personnel of the Sub-adviser on an absolute basis and in relation to others in the investment management industry; and (8) other information relevant to the Board's evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by portfolio managers and other investment professionals of the Adviser and Sub-adviser.

      The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the actions of the Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws; (2) the hiring of an individual to serve as the Chief Compliance Officer for the Portfolios; (3) the responsiveness of the Adviser to inquiries from regulatory agencies such as the Securities and Exchange Commission; (4) the commitment of the Adviser and Sub-Adviser to reduce brokerage costs, portfolio turnover rates and research acquired through the use of soft dollars; (5) the financial strength of the Adviser and Sub-Adviser; (6) the Adviser's willingness to waive fees from time to time to limit the total expenses of a Portfolio; (7) the adequacy of the compensation paid to investment personnel of the Sub-adviser; (8) with respect to ING VP Index Plus Large Cap Portfolio, ING VP Index Plus Mid

Cap Portfolio and ING VP Index Plus Small Cap Portfolio, which employ quantitative research factors and models, the hiring of a new director of Quantitative Equity Research and other investment personnel to oversee the development of improved quantitative modeling processes; (9) the actions taken by the Adviser over time to reduce the operating expenses of the Portfolios, including fees and expenses for transfer agency, custody and audit services;
(10) the Codes of Ethics for each of the Adviser and Sub-adviser and related procedures for complying therewith; and (11) with respect to each Portfolio, the specific factors and conclusions identified below. The conclusions relating to comparative fees, expenses and performance set forth below for each Portfolio are for periods ended June 30, 2004.

      Based upon these factors and conclusions, the Board determined that continuation of the Investment Management Agreement and Sub-Advisory Agreement is in the interest of each Portfolio and its shareholders and accordingly, the Board, including all of the Independent Directors, approved continuation of the Investment Management Agreement and Sub-Advisory Agreements for an additional one-year period.

ING VP BALANCED PORTFOLIO

      In its renewal deliberations for the Portfolio, the Board concluded that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average expense ratios of its Selected Peer Group, (3) the Portfolio outperformed its Selected Peer Group median return for the year-to-date, five-, and ten-year periods and outperformed its benchmark index for the year-to-date, three-, and five-year periods, but underperformed its benchmark index for the most recent quarter, one-, and ten-year periods, (4) the Adviser and Sub-adviser have taken action to improve the Portfolio's performance, which included a change in March 2004 of the individual managers responsible for the Portfolio, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

      In December 2003, AIC Asset Management, LLC ("AIC") was replaced as sub-adviser to ING Global Science and Technology by BlackRock Advisors, Inc. ("BlackRock"). The Sub-Advisory Agreement with BlackRock continues in effect until December 31, 2005 and is subject to annual approval by the Board thereafter. In reaching its decision to engage BlackRock as the Portfolio's sub-adviser, the Board, including all of the Independent Directors, compared the Portfolio's performance when managed by the former sub-adviser, AIC, with the performance of a portfolio managed by BlackRock using investment strategies substantially similar to the investment strategies to be used in managing the assets of the Portfolio. The Board also considered the performance of a peer group of other science and technology sector funds that are comparable to the Portfolio. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the Adviser's view of the reputation of BlackRock; (2) the nature and quality of the services to be provided by BlackRock; (3) the addition of an exclusivity provision in the Sub-Advisory Agreement; (4) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided; (5) BlackRock's track record in managing the risks and volatility inherent in the science and technology sectors; (6) the qualifications of the personnel, portfolio management capabilities and investment methodologies; (7) BlackRock's operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (8) BlackRock's financial condition; (9) the costs for the services to be provided by BlackRock and the fact that these costs will be paid by the Adviser and not directly by the Portfolio; (10) the consistency in investment style and portfolio turnover rates experienced over time by a portfolio managed by BlackRock using investment strategies substantially similar to the investment strategies to be used in managing the assets of the Portfolio; (11) the appropriateness of the selection of BlackRock and the employment of its investment strategy in light of the Portfolio's investment objective and its current and prospective investor base; and (12) BlackRock's Code of Ethics and related procedures for complying therewith. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Portfolio.

      During the course of its deliberations, the Board reached the following conclusions regarding BlackRock and the Sub-Advisory Agreement, among others:
(1) BlackRock is qualified to manage the Portfolio's assets in accordance with its investment objective and policies; (2) the investment strategy to be used by BlackRock in managing the Portfolio's assets is appropriate for pursuing the Portfolio's investment objective and is consistent with the interests of current and prospective investors in the Portfolio; (3) the investment strategy used by BlackRock would not materially affect the current risk profile of the Portfolio;
(4) BlackRock is likely to execute its investment strategy consistently over time; (5) BlackRock has sufficient financial resources available to it to fulfill its commitments to the Portfolio under the Sub-Advisory Agreement; (6) BlackRock is likely to diversify the Portfolio's portfolio holdings in order to minimize volatility and risk; (7) the exclusivity provisions included in the Sub-Advisory Agreement with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Portfolio with the opportunity to realize asset growth during the exclusivity period; (8) BlackRock maintains appropriate compliance programs; (9) BlackRock is likely to manage the assets with a turnover rate that is relatively low for a science and technology fund; and (10) the compensation to be paid under the Sub-Advisory Agreement is fair in relation to the services to be provided by BlackRock.

      In its deliberations regarding the approval of the current Investment Advisory Agreement for the Fund, as approved at the December 15, 2004 meeting, the Board concluded that (1) the management fee for the Portfolio is above the median and the average management fees of its Selected Peer Group, but is well within one standard deviation of the average, (2) the expense ratio for the Portfolio is equal to the median and average expense ratios of its Selected Peer Group, (3) the Portfolio underperformed benchmark indices and the Selected Peer Group median returns for all periods reviewed by the Board, (4) the Adviser took action to change the sub-adviser for the Portfolio in January 2004, in an effort to improve the Portfolio's performance, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of this change.

ING VP GROWTH AND INCOME PORTFOLIO

      In its renewal deliberations for the Portfolio, the Board concluded that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average expense ratios of its Selected Peer Group, (3) the Portfolio outperformed its Selected Peer Group median return for the most recent quarter, year-to-date and one-year periods, but underperformed its benchmark index for all periods reviewed by the Board, and (4) the Adviser and Sub-adviser have taken action to improve the Portfolio's performance, which included changes in the Portfolio's investment strategies used to pursue the Portfolio's investment objectives and the assembling a new team of portfolio managers and research analysts consisting of 10 individuals to implement these strategies, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

ING VP GROWTH PORTFOLIO

      In its renewal deliberations for the Portfolio, the Board concluded that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average expense ratios of its Selected Peer Group, (3) the Portfolio outperformed its benchmark index for the five-year period, but underperformed its benchmark index for all remaining periods reviewed by the Board and underperformed its Selected Peer Group median returns for all periods reviewed by the Board, (4) the Sub-Adviser has taken action to improve the Portfolio's performance, which included personnel changes, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

ING VP INDEX PLUS LARGECAP PORTFOLIO

      In its renewal deliberations for the Portfolio, the Board concluded that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and (3) the Portfolio outperformed its Selected Peer Group median returns for all periods except the five-year period, when it performed on par with its Selected Peer Group, but underperformed its benchmark index for all periods reviewed by the Board.

ING VP INDEX PLUS MIDCAP PORTFOLIO

      In its renewal deliberations for the Portfolio, the Board concluded that
(1) the management fee for the Portfolio is equal to the median and below the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark index and Selected Peer Group median returns for all periods reviewed by the Board except the one-year period.

ING VP INDEX PLUS SMALLCAP PORTFOLIO

      In its renewal deliberations for the Portfolio, the Board concluded that
(1) the management fee for the Portfolio is equal to the median and below the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and (3) the Portfolio outperformed its Selected Peer Group median returns for the most recent quarter, year-to-date, one-, and three-year periods, but underperformed its Selected Peer Group median return for the five-year period and underperformed its benchmark index for all remaining periods reviewed by the Board.

ING VP INTERMEDIATE BOND PORTFOLIO

      In its renewal deliberations for the Portfolio, the Board concluded that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark index for all periods reviewed by the Board except the five-, and ten-year periods, and outperformed its Selected Peer Group median returns for all periods reviewed by the Board.

ING VP INTERNATIONAL EQUITY PORTFOLIO

      In its renewal deliberations for the Portfolio, the Board concluded that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and average expense ratios of its Selected Peer Group, (3) the Portfolio outperformed its Selected Peer Group median returns for the most recent quarter, year-to-date, and one-year periods, but underperformed its benchmark index for all periods reviewed by the Board and underperformed its Selected Peer Group median returns for the three- and five-year periods, and (4) in September 2002, there was a change to the Portfolio's management team and the Portfolio's performance has subsequently improved.

ING VP MONEY MARKET PORTFOLIO

      In its renewal deliberations for the Portfolio, the Board concluded that
(1) the management fee for the Portfolio is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, (3) the Portfolio underperformed its benchmark index for the most recent quarter and underperformed its Selected Peer Group median returns for the most recent quarter and the year-to-date period, but outperformed the benchmark index and its Selected Peer Group median returns for the one-, three-, five-, and ten-year periods, and (4) the Adviser has committed financial resources to minimize deviations between the Portfolio's market value per share and $1.00.

ING VP SMALL COMPANY PORTFOLIO

      In its renewal deliberations for the Portfolio, the Board concluded that
(1) the management fee for the Portfolio is above the median and below the average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, (3) the Portfolio outperformed its benchmark index for the five-year period, but underperformed its benchmark index for all remaining periods reviewed by the Board and underperformed its Selected Peer Group median returns for all periods reviewed by the Board, and (4) the Adviser and Sub-Adviser have taken action to improve the Portfolio's performance, which included personnel changes, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO

      In its renewal deliberations for the Portfolio, the Board concluded that
(1) the management fee for the Portfolio is above the median and the average management fees of its Selected Peer Group, but well within one standard deviation of the average, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, (3) the Portfolio outperformed its primary benchmark index for the three- and five-year periods, outperformed its composite benchmark index for the year-to-date period and outperformed its Selected Peer Group median return for the year-to-date period, but underperformed its primary benchmark index, composite benchmark index and Selected Peer Group median return for the remaining periods reviewed by the Board, (4) the Adviser and Sub-Adviser have taken action to improve the Portfolio's performance, including making additional resources available to the portfolio management team, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO

      In its renewal deliberations for the Portfolio, the Board concluded that
(1) the management fee for the Portfolio is above the median and the average management fees of its Selected Peer Group, but well within one standard deviation of the average, (2) the expense ratio for the Portfolio is equal to the median and the average expense ratios of its Selected Peer Group, (3) the Portfolio outperformed its primary benchmark index for the three- and five-year periods, outperformed its Selected Peer Group median returns for the year-to-date and one-year periods and performed on par with its Selected Peer Group median return for the most recent quarter, but underperformed its composite benchmark index for all remaining periods reviewed by the Board, and
(4) the Adviser and Sub-Adviser have taken action to improve the Portfolio's performance, including making additional resources available to the portfolio management team, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO

      In its renewal deliberations for the Portfolio, the Board concluded that
(1) the management fee for the Portfolio is above the median and the average management fees of its Selected Peer Group, but well within one standard deviation of the average, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, (3) the Portfolio outperformed its primary benchmark index for the most recent quarter, year-to-date, and one-year periods, outperformed its composite index for the year-to-date and one-year periods and outperformed its Selected Peer Group median returns for the three-year and five-year periods, but underperformed its primary benchmark index, composite index and Selected Peer Group median returns for all remaining periods reviewed by the Board, and (4) the Adviser and Sub-Adviser have taken action to improve the Portfolio's performance, including making additional resources available to the portfolio management team, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

ING VP VALUE OPPORTUNITY PORTFOLIO

      In its renewal deliberations for the Portfolio, the Board concluded that
(1) the management fee for the Portfolio is below the median and average management fees of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the median and the average expense ratios of its Selected Peer Group, (3) the Portfolio outperformed its primary benchmark index for the most recent quarter and outperformed its secondary benchmark index for the five-year period, but underperformed its primary benchmark, Selected Peer Group median return and its secondary index for all remaining periods reviewed by the Board, and (4) the Adviser and Sub-adviser have taken action to improve the Portfolio's performance, which included a change in December 2003 of the individual portfolio manager responsible for the Portfolio, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.




            Each Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Portfolio's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


      The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Advisers. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Portfolio's average daily net assets during the month:


            PORTFOLIO                                           ADVISORY FEE*
            ---------                                           -------------
VP Strategic Allocation Growth                                     0.60%
VP Balanced                                                        0.50%
VP Intermediate Bond                                               0.40%
VP Strategic Allocation                                            0.60%
VP Growth                                                0.50% on first $10 billion
                                                          0.45% on next $5 billion
                                                           0.425% over $15 billion
VP Index Plus LargeCap                                             0.35%
VP Index Plus MidCap                                               0.40%
VP Index Plus SmallCap                                             0.40%
VP International                                                   0.85%
VP Strategic Allocation Income                                     0.60%
VP Money Market                                                    0.25%

VP Small Company                                                   0.75%
VP Global Science and Technology**                                 0.95%
VP Value Opportunity                                               0.60%


* As a percentage of average daily net assets.

** ING VP Global Science and Technology Portfolio was formerly called ING VP Technology Portfolio.


                            TOTAL ADVISORY FEES PAID



For the years ended December 31, 2004, 2003, and 2002, investment advisory fees were paid as follows (ING IM was the former investment adviser to the Portfolios prior to March 1, 2002 and is now the current Sub-Adviser except for ING VP Global Science and Technology Portfolio):


PERIOD ENDED DECEMBER 31, 2004


                                      TOTAL INVESTMENT          NET ADVISORY
        NAME OF PORTFOLIO             ADVISORY FEES     WAIVER FEES PAID
----------------------------------------------------------------------------
ING VP Strategic Allocation Growth           ( )          ( )         ( )
ING VP Balanced                              ( )          ( )         ( )
ING VP Intermediate Bond                     ( )          ( )         ( )
ING VP Strategic Allocation Balanced         ( )          ( )         ( )
ING VP Growth                                ( )          ( )         ( )
ING VP Growth and Income                     ( )          ( )         ( )
ING VP Index Plus LargeCap                   ( )          ( )         ( )
ING VP Index Plus MidCap                     ( )          ( )         ( )
ING VP Index Plus SmallCap                   ( )          ( )         ( )
ING VP International                         ( )          ( )         ( )
ING VP Strategic Allocation Income           ( )          ( )         ( )
ING VP Money Market                          ( )          ( )         ( )
ING VP Small Company                         ( )          ( )         ( )
ING VP Global Science and Technology         ( )          ( )         ( )
ING VP Value Opportunity                     ( )          ( )         ( )


PERIOD ENDED DECEMBER 31, 2003


                                      TOTAL INVESTMENT             NET ADVISORY
        NAME OF PORTFOLIO              ADVISORY FEES      WAIVER     FEES PAID
--------------------------------------------------------------------------------
ING VP Strategic Allocation Growth       $1,112,195     $ -17,885  $   1,130,080
ING VP Balanced                          $6,314,014            --  $   6,314,014
ING VP Intermediate Bond                 $5,118,316            --  $   5,118,316
ING VP Strategic Allocation Balanced     $1,059,826     $  68,373  $     991,453
ING VP Growth                            $1,209,657            --  $   1,209,657
ING VP Growth and Income                 $17,484,951           --  $  17,484,951
ING VP Index Plus LargeCap               $4,040,800            --  $   4,040,800
ING VP Index Plus MidCap                 $1,320,189            --  $   1,320,189
ING VP Index Plus SmallCap               $ 480,088             --  $     480,088
ING VP International                     $ 281,272      $  80,813  $     200,459
ING VP Strategic Allocation Income       $ 752,133      $ 116,429  $     635,704
ING VP Money Market                      $3,562,504            --  $   3,562,504
ING VP Small Company                     $2,646,249            --  $   2,646,249
ING VP Global Science and Technology     $ 617,677      $  -4,750  $     622,427
ING VP Value Opportunity                 $1,367,093            --  $   1,367,093



PERIOD ENDED DECEMBER 31, 2002



                                      TOTAL INVESTMENT             NET ADVISORY
        NAME OF PORTFOLIO              ADVISORY FEES      WAIVER     FEES PAID
--------------------------------------------------------------------------------
ING VP Strategic Allocation Growth       $1,112,104     $  31,954  $   1,080,150
ING VP Balanced                          $7,035,470            --  $   7,035,470

ING VP Intermediate Bond                 $4,380,427            --  $   4,380,427
ING VP Strategic Allocation Balanced     $1,035,868     $ 126,788  $     909,080
ING VP Growth                            $1,457,177            --  $   1,457,177
ING VP Growth and Income                 $22,825,214           --  $  22,825,214
ING VP Index Plus LargeCap               $3,713,180            --  $   3,713,180
ING VP Index Plus MidCap                 $ 935,653             --  $     935,653
ING VP Index Plus SmallCap               $ 314,446      $  36,563  $     277,883
ING VP International                     $ 343,690      $ 124,232  $     219,458
ING VP Strategic Allocation Income       $ 757,240      $ 155,321  $     601,919
ING VP Money Market                      $3,799,976            --  $   3,799,976
ING VP Small Company                     $2,535,978            --  $   2,535,978
ING VP Global Science and Technology     $ 534,731      $   4,750  $     529,981
ING VP Value Opportunity                 $1,344,310            --  $   1,344,310


                             SUB-ADVISORY AGREEMENTS

      The Investment Management Agreement for each Portfolio provides that the Investment Adviser, with the approval of a Portfolio's Board, may select and employ a Sub-Advisor for a Portfolio, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and officers of a Portfolio who are employees of the Investment Adviser or its affiliates and office rent of a Portfolio. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreements.


      Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Portfolios are borne by the Portfolios, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Portfolio's net asset value; taxes, if any, and the preparation of each Portfolio's tax return; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Portfolios under federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Portfolios who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.



      The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors/Trustees, on behalf of a Portfolio, or the shareholders of a Portfolio upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect from year to year, subject to the annual approval of the appropriate Board, on behalf of a Portfolio, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors/Trustees, on behalf of a Portfolio who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

      Pursuant to the Sub-Advisory Agreements between the Investment Adviser and ING IM, ING IM acts as Sub-Adviser to all the Portfolios except VP Global Science and Technology Portfolio. In this capacity, ING IM, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Portfolio, manages the Portfolios' portfolio investments consistently with the Portfolios' investment objectives, and executes any of the Portfolios' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by the Investment Adviser. ING IM's address is 230 Park Avenue, New York, NY 10169. ING IM is a wholly owned subsidiary of ING Groep N.V.



      ING VP Global Science and Technology Portfolio and the Investment Adviser have received an exemptive order from the SEC that allows the Investment Adviser to enter into a new investment sub-advisory agreement ("Sub-Advisory Agreement") and to make material changes to the Sub-Advisory Agreement with the approval of the ING VP Global Science and Technology Portfolio's Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Board (including a majority of the Board's disinterested Directors) of ING VP Global Science and Technology Portfolio must approve a new or amended Sub-Advisory Agreement with the Sub-Adviser. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within 90 days of the change. The Investment Adviser remains responsible for providing general management services to ING VP Global Science and Technology Portfolio, including overall supervisory responsibility for the general management services to ING VP Global Science and Technology Portfolio, including overall supervisory responsibility for the general management and investment of ING VP Global Science and Technology Portfolio's assets, and, subject to the review and approval of the Board, will among other things: (i) set ING VP Global Science and Technology Portfolio's overall investment strategies; (ii) evaluate, select and recommend a sub-adviser to manage all or part of ING VP Global Science and Technology Portfolio's assets; (iii) when appropriate, allocate and reallocate ING VP Global Science and Technology Portfolio's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-adviser and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with ING VP Global Science and Technology Portfolio's investment objectives, policies and restrictions.



Pursuant to a Sub-Advisory Agreement between the Investment Adviser and BlackRock Advisors, Inc. ("BlackRock"), BlackRock serves as Sub-Adviser to ING VP Global Science and Technology Portfolio. BlackRock has served as Sub-Adviser since January 2, 2004. Prior to January 2, 2004 AIC Asset Management LLC served as Sub-Adviser. In this capacity, BlackRock, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Portfolio, manages the Portfolio's investment portfolio consistently with the Portfolio's investment objective, and executes any of the Portfolio's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are unpaid monthly by the Investment Adviser. BlackRock's address is 100 Bellevue Parkway, Wilmington, Delaware 19809. Founded in 1994, BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S.



      For the following Portfolios, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Portfolio's average daily net assets managed during the month:


NAME OF PORTFOLIO          SUB-ADVISORY FEE*   ASSETS
-----------------          -----------------   ------
ING VP Growth                   0.270%          N/A
ING VP International            0.383%          N/A
ING VP Small Company            0.338%          N/A
ING VP Value Opportunity        0.270%          N/A

ING VP Global Science and Technology**,+   0.500%   On first $200 million
                                           0.450%   On first $300 million
                                           0.400%    Over $500 Million
ING VP Balanced                            0.225%             N/A
ING VP Growth and Income                   0.055%    On first $5 billion
                                           0.030%       Over $5 billion
ING VP Intermediate Bond                   0.180%             N/A
ING VP Money Market                        0.113%             N/A
ING VP Index Plus LargeCap                 0.158%             N/A
ING VP Index Plus MidCap                   0.180%             N/A
ING VP Index Plus SmallCap                 0.180%             N/A
ING VP Strategic Allocation Growth         0.270%             N/A
ING VP Strategic Allocation Balanced       0.270%             N/A
ING VP Strategic Allocation Income         0.270%             N/A


* As a percentage of average daily net assets.

** ING VP Global Science and Technology Portfolio was formerly known as ING VP Technology Portfolio.

+ For purposes of calculating fees under this Sub-Advisory Agreement, the assets of the series shall be aggregated with the assets of ING Global Science and Technology Fund, a series of ING Series Fund, Inc., a registered investment company that is not a party to this Sub-Advisory Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two aeries and their respective Investment Sub-Adviser based on relative net assets.


During the fiscal years ended December 31, 2004, 2003 and 2002 the Investment Adviser paid the Sub-Advisers the following fees respectively.



        NAME OF PORTFOLIO               2004       2003            2002
-------------------------------------   ----   ------------   -------------
ING VP Growth                           ( )    $  1,149,173   $   1,384,318
ING VP International                    ( )    $    267,209   $     265,156
ING VP Small Company                    ( )    $  2,513,940   $   2,373,100
ING VP Value Opportunity                ( )    $  1,298,737   $   1,277,095
ING VP Global Science and Technology*   ( )    $    471,385   $     408,084
ING VP Balanced                         ( )    $  5,998,321   $   6,683,967
ING VP Growth and Income                ( )    $ 16,610,707   $  21,683,953
ING VP Intermediate Bond                ( )    $  4,862,402   $   4,161,406
ING VP Money Market                     ( )    $  3,384,383   $   3,609,977
ING VP Index Plus LargeCap              ( )    $  3,383,769   $   3,527,521
ING VP Index Plus MidCap                ( )    $  1,254,180   $     888,871
ING VP Index Plus SmallCap              ( )    $    456,084   $     298,724
ING VP Strategic Allocation Growth      ( )    $  1,056,584   $   1,056,499
ING VP Strategic Allocation Balanced    ( )    $  1,006,833   $     984,074
ING VP Strategic Allocation Income      ( )    $    714,525   $     719,378



* For the fiscal years ended 2003, and 2002, sub-advisory fees were paid to AIC Asset Management LLC (AIC), the former Sub-Adviser to ING VP Global Science and Technology Portfolio. On January 2, 2004, BlackRock Advisors, Inc. became the Sub-Adviser to the Portfolio.


                       ADMINISTRATIVE SERVICES AGREEMENTS


      ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all the Portfolios pursuant to an Administrative Services Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct the Portfolios' business, except for those services performed by the Investment

Adviser under the Investment Management Agreements, the custodian under the Custodian Agreements, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Portfolios from time to time. The Administrator acts as a liaison among these service providers to the Portfolios. The Administrator is also responsible for monitoring the Portfolios in compliance with applicable legal requirements and for investment policies and restrictions of the Portfolios. The Administrator is an affiliate of the Investment Adviser.



      Prior to April 1, 2002, ING IM provided administrative services of the Portfolios pursuant to administrative agreements. The services provided by ING IM included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV;
(6) the preparation of certain shareholders communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board. Since its appointments as Administrator on April 1, 2002, ING Funds Services has provided substantially similar administrative services to the Portfolios pursuant to the Administrative Services Agreements.



      For its services, the Administrator is entitled to receive from the Portfolios a fee at an annual rate of 0.055% of the first $5 billion of the Portfolio's average daily net assets and 0.03% thereafter. Administrative fees paid by the Portfolios were as follows:



         NAME OF PORTFOLIO              2004        2003           2002
         -----------------              ----        ----           ----
ING VP Strategic Allocation Growth               $   101,949   $   111,618
ING VP Balanced                                  $   694,531   $   850,019
ING VP Intermediate Bond                                       $   703,758
ING VP Strategic Allocation Balanced             $    97,149   $   103,849
ING VP Growth                                    $   110,883   $   148,122
ING VP Growth and Income                         $ 1,923,339   $ 2,740,471
ING VP Index Plus LargeCap                       $   634,973   $   640,921
ING VP Index Plus MidCap                         $   181,523   $   137,664
ING VP Index Plus SmallCap                       $    66,011   $    45,961
ING VP International                             $    18,200   $    24,565
ING VP Strategic Allocation Income               $    68,944   $    75,781
ING VP Money Market                              $   783,740   $   908,809
ING VP Small Company                             $   194,055   $   203,368
ING VP Global Science and                        $    35,760   $    34,412
Technology
ING VP Value Opportunity                         $   125,315   $   134,503



                          EXPENSE LIMITATION AGREEMENTS

     The Investment Adviser has entered into expense limitation agreements with the following Portfolios, pursuant to which the Investment Adviser and Sub-Adviser as applicable, has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of these Portfolios which exclude interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Portfolio's business, and expenses of any counsel or other persons or services retained by the Portfolios' Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser) do not exceed the expense limitation shown on the following table:

                                         ADV
       NAME OF PORTFOLIO                CLASS      CLASS I      CLASS S
------------------------------------   -------   -----------   --------
ING VP Growth                                       0.80%        1.05%
ING VP International                                1.15%        1.40%
ING VP Small Company                                0.95%        1.20%
ING VP Value Opportunity                            0.80%        1.05%
ING VP Global Science and Technology                1.15%        1.40%
ING VP Index Plus Large Cap                         0.55%        0.80%
ING VP Index Plus Mid Cap                           0.60%        0.85%
ING VP Index Plus Small Cap                         0.60%        0.85%
ING VP Strategic Allocation Growth                  0.75%          NA
ING VP Strategic Allocation Balanced                0.70%          NA
ING VP Strategic Allocation Income                  0.65%          NA



      Each Portfolio may at a later date reimburse the Investment Adviser for investment management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.



      The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement to lead Independent Director/Trustee upon thirty (30) days' prior to the end of the then-current term or upon termination of the Investment Management Agreement. Each Expense Limitation Agreement may also be terminated by the Portfolio, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Adviser as its principal place of business.


                                    CUSTODIAN


      The cash and securities owned by each of the Portfolios are held by The Bank of New York Company, Inc., One Wall Street, New York, New York 10286, as custodian, which takes no part in the decisions relating to the purchase or sale of the Portfolio's securities.


      The custodian does not participate in determining the investment policies of a Portfolio nor in deciding which securities are purchased or sold by a Portfolio. A Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


                                 TRANSFER AGENT

      DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri serves as the transfer agent and dividend-paying agent to the Portfolios.



                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

      KPMG LLP, 99 High Street, Boston, MA 02110, serves as independent auditors to the Portfolios. KPMG LLP provides audit and tax services, assistance and consultation in connection with the Commission filings.

                                  LEGAL COUNSEL


      Legal matters for each Portfolio are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA 02109.


                             PRINCIPAL UNDERWRITER


      Shares of the Portfolios are offered on a continuous basis. The Portfolio's principal underwriter is ING Funds Distributor, LLC, 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Funds Distributors, LLC is a Delaware Corporation and is an indirect wholly owned subsidiary of ING Groep N.V. and an affiliate of ING. As principal underwriter for each Portfolio, ING Funds Distributor, LLC has agreed to use its best efforts to distribute the shares of each Portfolio thereof.


                       DISTRIBUTION SERVICING ARRANGEMENTS


      Shares are distributed by ING Funds Distributor, LLC ("Distributor"). ADV Class and Class S shares of the Portfolios are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class S Distribution Plan, the Distributor is paid an annual distribution fee at the rate of 0.25% of the average daily net assets regardless of expenses of the ADV Class and Class S shares of each Portfolio. The distribution fee may be used to cover expenses incurred in promoting the sale of ADV Class and Class S shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sale literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the forgoing expenses that exceed the distribution fee. The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.


      The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Distribution Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plan relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.


      The Distribution Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors/Trustees. The Distribution Plan may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Distribution Plan must be approved by the Board in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees upon not more than thirty (30) days notice to any other party to the Distribution Plan. All persons who are under common control of the Portfolios could be deemed to have a financial interest in the Plan. No other interested person of the Portfolios has a financial interest in the Plan.


      In approving the distribution Plan, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Portfolios' assets and potential continued growth, 2) the services provided to the Portfolios and its shareholders by the Distributor, and 3) the Distributor's shareholder distribution-related expenses and costs.


      The Investment Adviser, Sub-Advisers or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with access to registered representatives of the securities dealer. These payments may be in an amount up to 0.04% of the total Portfolio assets held in omnibus accounts or in customer accounts that designate such firm(s) ad the selling broker-dealer.



      Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Portfolios paid to the Distributor for the fiscal year ended December 31, 2004 were as follows:



Year ended December 31, 2004



      DISTRIBUTION EXPENSES            ADV CLASS*    CLASS I   CLASS S
      ---------------------            ----------    -------   -------
ING VP International Equity

Advertising                               ( )          ( )       ( )
Printing                                  ( )          ( )       ( )
Salaries & Commissions                    ( )          ( )       ( )
Broker Servicing                          ( )          ( )       ( )
Miscellaneous                             ( )          ( )       ( )
Total                                     ( )          ( )       ( )

ING VP Growth

Advertising                               ( )          ( )       ( )
Printing                                  ( )          ( )       ( )
Salaries & Commissions                    ( )          ( )       ( )
Broker Servicing                          ( )          ( )       ( )
Miscellaneous                             ( )          ( )       ( )
Total                                     ( )          ( )       ( )

ING VP Small Company

Advertising                               ( )          ( )       ( )
Printing                                  ( )          ( )       ( )
Salaries & Commissions                    ( )          ( )       ( )
Broker Servicing                          ( )          ( )       ( )
Miscellaneous                             ( )          ( )       ( )
Total                                     ( )          ( )       ( )

ING VP Global Science and Technology

Advertising                               ( )          ( )       ( )
Printing                                  ( )          ( )       ( )
Salaries & Commissions                    ( )          ( )       ( )
Broker Servicing                          ( )          ( )       ( )
Miscellaneous                             ( )          ( )       ( )
Total                                     ( )          ( )       ( )

ING VP Index Plus LargeCap

Advertising                               ( )          ( )       ( )
Printing                                  ( )          ( )       ( )
Salaries & Commissions                    ( )          ( )       ( )
Broker Servicing                          ( )          ( )       ( )
Miscellaneous                             ( )          ( )       ( )
Total                                     ( )          ( )       ( )

ING VP Index Plus MidCap

Advertising                               ( )          ( )       ( )
Printing                                  ( )          ( )       ( )
Salaries & Commissions                    ( )          ( )       ( )

Broker Servicing                          ( )          ( )       ( )
Miscellaneous                             ( )          ( )       ( )
Total                                     ( )          ( )       ( )

ING VP Index Plus SmallCap

Advertising                               ( )          ( )       ( )
Printing                                  ( )          ( )       ( )
Salaries & Commissions                    ( )          ( )       ( )
Broker Servicing                          ( )          ( )       ( )
Miscellaneous                             ( )          ( )       ( )
Total                                     ( )          ( )       ( )

ING VP Value Opportunity

Advertising                               ( )          ( )       ( )
Printing                                  ( )          ( )       ( )
Salaries & Commissions                    ( )          ( )       ( )
Broker Servicing                          ( )          ( )       ( )
Miscellaneous                             ( )          ( )       ( )
Total                                     ( )          ( )       ( )

ING VP Intermediate Bond

Advertising                               ( )          ( )       ( )
Printing                                  ( )          ( )       ( )
Salaries & Commissions                    ( )          ( )       ( )
Broker Servicing                          ( )          ( )       ( )
Miscellaneous                             ( )          ( )       ( )
Total                                     ( )          ( )       ( )



* ADV Class shares have not commenced operations as of the date of this statement of addition information.



      In addition to paying fees under the Portfolios' Distribution Plan, the Portfolios' Investment Adviser or Distributor, out of its own resources, may pay additional compensation to affiliated and non-affiliated insurance companies that offer variable life and variable annuity contracts ("variable contracts") for which the Portfolios serve as underlying investment options, based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may pay this compensation for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive, or other payments may be made as an incentive, for insurance companies to make the Portfolios available through the variable contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios. These additional payments are not disclosed in a Portfolio's Expense Table in the Prospectus. The Investment Adviser and Distributor do not receive any separate fees from the Portfolios for making these payments.



      More particularly, the Investment Adviser or Distributor may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their variable contract or for the provision of services to qualified plan participants. Certain Portfolios have entered into such participation or service arrangements with non-affiliated insurance companies under which they pay for administrative services, such as providing information about the Portfolios, responding to contract owner or investor questions, and transmitting updated prospectuses and other communications to shareholders. Fees payable under these arrangements are at annual rates that range from 20 to 25 basis points, computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's separate accounts. As of the date of this SAI, the Adviser had entered into such arrangements with three insurance companies: Zurich-

Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.



      The Adviser also has entered into participation and/or service arrangements with affiliated insurers, including: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; Southland Life Insurance Company; Connecticut General Life Insurance Company; Equitable Life Insurance Company of Iowa; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. In accordance with these participation and service agreements, the affiliated insurers provide administrative and other services to contract holders, such as delivering prospectuses and other materials to contract holders and responding to contract holder inquiries concerning the Portfolios. Under these participation and service arrangements, affiliated insurance companies generally receive up to 50% of the advisory fee payable with respect to Portfolio assets attributable to the contract owners holding interests in the Portfolios through variable contracts issued by the affiliated insurance companies and, when a Portfolio sells interests to qualified plans, to the qualified plan participants that invest indirectly in the Portfolio.



The insurance companies through which investors hold shares of the Portfolios also may pay fees in connection with distribution of variable contracts and for services provided to contract owners and/or qualified plan participants. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments.



                            SHAREHOLDER SERVICES PLAN



      Effective May 1, 2005, ADV Class shares of the Portfolios are subject to a Shareholder Services Plan (the "Plan"). Under the Plan, the Distributor is entitled to use proceeds from the Plan to make payments to insurance companies, broker-dealers or other financial intermediaries ("Shareholder Service Providers") for providing services to shareholders relating to ADV Class shares, including Variable Contract Owners with interests in the Portfolios.



      These payments may be used to pay for services ("Services") including, but not limited to: teleservicing support in connection with the Portfolios; delivery and responding to inquiries respecting Portfolio prospectuses, reports, notices, proxies and proxy statements and other information respecting the Portfolios; facilitation of the tabulation of Variable Contract Owners' votes in the event of a meeting of Portfolio shareholders; the conveyance of information relating to shares purchased and redeemed and share balances to the Portfolios, their transfer agent, or the Distributor as may be reasonably requested; provision of support services including providing information about the Portfolios and answering questions concerning the Portfolios, including questions respecting Variable Contract Owners' interests in one or more Portfolios; provision and administration of Variable Contract features for the benefit of Variable Contract Owners participating in the Trust, including fund transfers, dollar cost averaging, asset allocation, Portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.



      Under the terms of the Plan, the Portfolios make payments to the Distributor at an annual rate of 0.25% of the Portfolios' average daily net assets attributable to its ADV Class shares. The expense of the Plan is borne solely by the ADV Class shares of the Portfolios.



      The Plan has been approved by the Board, including all of the Directors/Trustees who are not "interested persons", as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan ("Independent Directors/Trustees"), cast in person at a meeting called for that purpose. The Plan must be renewed annually by the Board, including the Independent Directors/Trustees. The Plan may be terminated as to a Portfolio at any time, without any penalty, by such Directors/Trustees on 60 days' written notice.



      Any material amendments to the Plan must be approved by the Independent Directors/ Trustees.



      ADV Class shares have not commenced operations as of the date of this statement of additional information.



               DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES



      The Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.



      In addition, the Portfolios post their complete portfolio holdings schedule on ING's website on a calendar-quarter basis and is available on the first day of the second month of the new quarter. The complete portfolio holdings schedule is as of the preceding quarter-end (e.g., the Portfolios will post the quarter-ending June 30 holdings on August 1).



      The Portfolios also compile a list composed of their ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.



      Investors (both individual and institutional), financial intermediaries that distribute the Portfolios' shares and most third parties may receive the Portfolios annual or semi-annual reports, or view on ING's website, the Portfolios' complete portfolio holdings schedule. The Top Ten lists are also provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.



      Other than in regulatory filings or on ING's website, the Portfolios may provide their complete portfolio holdings to certain unaffiliated third -parties and affiliates when the Portfolios have a legitimate business purpose for doing so. Specifically, the Portfolios' disclosure of their portfolio holdings may include disclosure:



   -  To the Portfolios' auditors for use in providing audit opinions;



   - To financial printers for the purpose of preparing the Portfolios' regulatory filings;



   -  For the purpose of due diligence regarding a merger or acquisition;



   - To a new adviser or sub-adviser prior to the commencement of its management of a Portfolio;



   - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's;



   - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolios;



   - To providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolios;

   - To a third party for purposes of effecting and during large-scale, in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolios' shareholders;



      In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information, other than the affiliated insurance company, which may effect trades in order to implement its hedging strategy.



      The Portfolios' Board of Trustees/Directors ("Board") have adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Portfolios' portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Portfolios' shareholders, on the one hand, and those of the Portfolios' investment adviser, sub-advisers, principal underwriter or any affiliated person of the Portfolios, their investment adviser, or principal underwriter, on the other. Such Policies authorize the Portfolios' administrator to implement the Board's Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolios' shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, sub-advisers, principal underwriter and their affiliates. The Board has authorized the senior officers of the Portfolios' administrator to authorize the release of the Portfolios' portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Portfolios' administrator reports quarterly to the Board regarding the implementation of the Policies.



   The Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios' full portfolio holdings:



                                                      TIME LAG BETWEEN
                                                     DATE OF INFORMATION
                                                          AND DATE
                                                        INFORMATION
       PARTY               PURPOSE       FREQUENCY       RELEASED
---------------------   --------------   ---------   -------------------
Morningstar, Inc.       Fund Rating &    Monthly     None
                        Ranking
Lipper                  Fund Rating &    Monthly     None
                        Ranking
Thomson Financial       Fund Rating &    Monthly     None
                        Ranking
Standard & Poor's       Fund Rating &    Monthly     30-45 days
                        Ranking
Institutional           Proxy Voting     Daily       None
Shareholder Services,   & Class Action
Inc.                    Services
Charles River           Compliance        Daily       None
Development



      All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The Portfolios' Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Portfolios will be disclosed to the Portfolios' Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Portfolios, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.


                        PURCHASE AND REDEMPTION OF SHARES


      Shares of a Portfolio are purchased and redeemed at the NAV next determined after receipt of a purchase or redemption order in acceptable form as described in each Portfolio's Prospectuses. The value of shares redeemed may be more or less than the shareholder's costs, depending upon the market value of the portfolio securities at the time of redemption.



      Redemption of shares, or payment, may be suspended at times (a) when the NYSE is closed for other than customary weekend or holiday closings, (b) when trading on NYSE is restricted, (c) when an emergency exists, as a result, as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable, or it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist. The NYSE is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend), on which the Portfolios will not redeem shares: New Year's Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


      If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Portfolio shares.

      Shares of the Portfolios are offered, on a continuous basis, to both registered and unregistered separate accounts of affiliated Participating Insurance Companies to Portfolio variable annuity contracts (the "Contracts") and variable life insurance policies ("Policies"). Each separate account contains divisions, each of which corresponds to a Portfolio. Net purchase payments under the Contracts are placed in one or more of the divisions of the relevant separate account and the assets of each division are invested in the shares of the Portfolio which corresponds to that division. Each separate account purchases and redeems shares of these Portfolios for its divisions as net asset value without sales or redemption charges.

      The Portfolios may offer the shares of their Portfolios to certain pension and retirement plans ("Plans") qualified under the Internal Revenue Code. The relationships of Plans and Plan participants to the Portfolio would be subject, in part, to the provisions of the individual plans and applicable law. Accordingly, such relationships could be different from those described in the Prospectus for separate accounts and owners of Contracts and Policies, in such areas, for example, as tax matters and voting privileges.

      The Board monitors for possible conflict among separate accounts (and will do so for Plans) buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Board may require a separate account or Plan to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or Plan) withdrawing because of a conflict.

      Each Portfolio ordinarily effects orders to purchase or redeem its shares that are based on transactions under Policies or Contracts (e.g. purchase or premium payments, surrender or withdrawal requests, etc.) at the Portfolio's net asset value per share next computed on the day on which the separate account processes such transactions. Each Portfolio effects order to purchase or redeem its shares that are not based on such transactions at the Portfolio's net asset value per share next computed on the day on which the Portfolio receives the orders.

      Please refer to the appropriate separate account prospectus related to your Contract for more information regarding the contract.

                   BROKERAGE ALLOCATION AND TRADING POLICIES


      The Sub-Advisers for all of the Portfolios place orders for the purchase and sale of securities, supervise their execution and negotiate brokerage commissions on behalf of each Portfolio. For purposes of this section, discussion of the Investment Adviser includes the Sub-Advisers. It is the practice of the Investment Adviser to seek the best execution of orders and to negotiate brokerage commissions, which in the Investment Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. The primary factors considered in determining the firms to which brokerage orders are given are the Investment Adviser's appraisal of the firm's ability to execute the order in the desired manner, the value of research, brokerage and other services provided by the firm. The Investment Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Portfolios although the Investment Adviser may place orders with broker-dealers that have sold shares of the Portfolios or Variable Contracts whose proceeds are invested in Variable Contracts. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Investment Adviser better prices and execution are available elsewhere.



      In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Investment Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Investment Adviser's staff can follow. In addition, it provides the Investment Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Investment Adviser and is available for the benefit of other accounts advised by the Investment Adviser and its affiliates and not all of this information will be used in connection with the Portfolios. While this information may be useful in varying degrees and may tend to reduce the Investment Adviser's expenses, it is not possible to estimate its value and in the opinion of the Investment Advisers it does not reduce the Investment Adviser's expenses in a determinable amount. The extent to which the Investment Adviser makes use of statistical, research and other services furnished by brokers is considered by the Investment Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Adviser does so in accordance with its judgment of the best interest of the Portfolios and their shareholders. The Investment Adviser or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios, and not the Adviser or Sub-Advisers.



      Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market-makers for the securities at a net price. Each Portfolio will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.



      In purchasing and selling fixed-income securities, it is the policy of each Portfolio to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available. Each Portfolio may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that provides or has provided research services to the Portfolios. By allocating transactions in this manner, the Investment Adviser is able to supplement its research and analysis with the views and information of other securities firms.



      The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.



Brokerage commissions were paid as follows:



        NAME OF PORTFOLIO                2004          2003          2002
        -----------------                ----          ----          ----
ING VP Strategic Allocation Growth                 $   599,312   $ 1,093,453
ING VP Balanced                                    $ 3,051,670   $ 4,255,018
ING VP Intermediate Bond                                    --            --
ING VP Strategic Allocation Balanced               $   443,514   $   836,594
ING VP Growth                                      $ 1,018,464   $ 1,705,310
ING VP Growth and Income                           $18,101,707   $35,856,006
ING VP Index Plus LargeCap                         $ 1,261,349   $ 2,251,123
ING VP Index Plus MidCap                           $   773,986   $   701,374
ING VP Index Plus SmallCap                         $   392,484   $   328,020
ING VP International                               $   104,378   $   500,516
ING VP Strategic Allocation Income                 $   155,417   $   410,803
ING VP Money Market                                         --            --
ING VP Small Company                               $ 3,406,551   $ 5,718,159
ING VP Global Science and Technology               $   134,331   $   238,494
ING VP Value Opportunity                           $ 1,564,041   $ 2,134,313



      For the fiscal years ended December 31, 2004, 2003, and 2002, commissions in the amounts listed below were paid with respect to portfolio transactions paid to certain brokers because of research services:

                                       COMMISSIONS PAID ON TOTAL TRANSACTIONS
                                       --------------------------------------
             COMPANY NAME               2004          2003         2002
             ------------               ----          ----         ----
ING VP Balanced                         ( )        $  187,561      $  188,340
ING VP Growth and Income                ( )        $6,500,889      $7,088,163
ING VP Growth                           ( )        $  290,761      $   88,483
ING VP Small Company                    ( )        $  148,353      $   43,446
ING VP Index Plus LargeCap              ( )        $  115,261      $  414,526
ING VP Index Plus MidCap                ( )        $    4,974      $        0
ING VP Index Plus SmallCap              ( )        $        0      $        0
ING VP Value Opportunity                ( )        $  450,817      $  508,128
ING VP Intermediate Bond                ( )        $        0      $        0
ING VP Money Market                     ( )        $        0      $        0
ING VP Global Science and Technology    ( )        $    1,548      $        0
ING VP International Equity             ( )        $        0      $   30,528
ING VP Strategic Allocation Balanced    ( )        $   27,680      $   17,452
ING VP Strategic Allocation Growth      ( )        $   36,318      $   29,479
ING VP Strategic Allocation Income      ( )        $   13,530      $    6,103



      During the fiscal year ended December 31, 2004, the following Portfolios acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of December 31, 2004:



                                   MARKET
PORTFOLIO   SECURITY DESCRIPTION   VALUE
-----------------------------------------
-----------------------------------------

-----------------------------------------

-----------------------------------------

-----------------------------------------


                                 CODE OF ETHICS

      The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.



      The Portfolios, the Investment Adviser, the Sub-Advisers and the Distributor have adopted a Code of Ethics governing personal trading activities of all "access persons," as defined by the Investment Adviser's Act of 1940,. who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Portfolio or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Portfolio that may rise from personal trading of securities that may be purchased or held by a Portfolio or of Portfolio shares. The Code of Ethics also prohibits short-term trading of a Portfolio by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all holdings and security transactions with the ING Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Code of Ethics to govern the personal trading activities of their personnel.


                             PROXY VOTING PROCEDURES

      The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios' portfolio securities. The procedures and guidelines delegate to the Investment Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Investment Adviser, the Board has also approved the Investment Adviser's proxy voting procedures, which require the Investment Adviser to vote proxies in accordance with the Portfolios' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Portfolios, including the procedures of the Investment Adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).



                                 NET ASSET VALUE



      As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



      Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valuated at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. See "Net Asset Value" in the "Information for Investors" section of the Prospectuses. The long-term debt obligations held in a Portfolio's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.




      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.


      The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.



      If a significant event which is likely to impact the value of one or more foreign securities held by the Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its NAV. The Board has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event or if the closing value is deemed unreliable, be determined as of the time the Portfolio calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. A research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV, and there can be no assurance that these analyses and/or models will accurately gauge the effect of subsequent events on closing price of a foreign security. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolios are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations or the closing values are determined in good faith to be more accurate. Unless an event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV per share.



      Options on securities, currencies, futures and other financial instruments purchased by the Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.



      The fair value of other assets is added to the value of all securities positions to arrive at the value of the Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

      In computing the NAV for a class of shares of the Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.



Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to a Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.


                                   TAX STATUS

      The following is only a limited discussion of certain additional tax considerations generally affecting each Portfolio. No attempt is made to present a detailed explanation of the tax treatment of each Portfolio and no explanation is provided with respect to the tax treatment of any Portfolio shareholder. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning. Holders of VA Contracts or VLI Policies must consult the contract prospectus, prospectus summary or disclosure statement for information concerning the federal income tax consequences of owning such VA Contracts or VLI Policies.

Qualifications as a regulated Investment Company

      Each Portfolio intends to elect to qualify as a "regulated investment company" ("RIC") under the provisions of Subchapter M of the Code. If a Portfolio qualifies as a RIC and complies with the appropriate provisions of the Code, it will be relieved of federal income tax on the amounts of income it attributes.

      To qualify for treatment as a RIC, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies;
(b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Portfolio does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt form tax).

Excise Tax

      Generally, in order to avoid a 4% nondeductible excise tax, a Portfolio must distribute to its shareholders during the calendar year the following amounts:

            -     98% of the Portfolio's ordinary income for the calendar year;

            - 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

            - any undisturbed ordinary income or capital gain net income for the prior year.

      The excise tax generally is inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Portfolios believe that they are not subject to the excise tax, they intend to make the distributions required to avoid the imposition of such a tax.


Diversification


      Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the Portfolio as assets of the related separate account, these regulations are imposed on the assets of the Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs. Failure by a Portfolio to both qualify as a regulated investment company and to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a RIC would also subject it to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

      The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. To date, the treasury Department has issued only a few such pronouncements. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

      In the event that rules or regulations are adopted, there can be no insurance that a Portfolio will be able to operate as currently described, or that the Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and the investment policies of the Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Foreign Investments

      Investment income from foreign securities maybe subject to foreign taxes withheld at the source. T is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.

General Summary

      The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury regulations now in effect as currently interpreted by the courts and the Internal revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.


                             PERFORMANCE INFORMATION



      Performance information for each Portfolio including the yield and effective yield of ING VP Money Market Portfolio, the yield of ING VP Intermediate Bond Portfolio, the dividend yield of ING VP Money Market Portfolio and ING VP Bond Portfolio and the total return of all Portfolios, may appear in reports or promotional literature to current or prospective shareholders.


Money Market Yields

      Current yield for ING VP Money Market Portfolio will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = [(Base Period Return + 1)(365/7)] - 1


      The yield and effective yield for ING VP Money Market Portfolio for the seven days ended December 31, 2004, were ---% and ---%, respectively.


30-Day Yield for Certain Non-Money Market Portfolios


      Quotations of yield for ING VP Intermediate Bond Portfolio will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)(6) - 1]
                                   ---------------------
                                           cd

Where:  a =   dividends and interest earned during the period
        b =   the expenses accrued for the period (net of reimbursements)
        c =   the average daily number of shares outstanding during the period
        d =   the maximum offering price per share on the last day of the period

      For purposes of determining net investment income during the period (variable "a" in the formula), interest earned on debt obligations held by the Portfolio is calculated each day during the period according to the formulas below, and then added together for each day in the period:

      - Certain mortgage-backed, asset-backed and CMO securities: Generally, interest is computed by taking daily interest income (coupon rate times face value divided by 360 or 365, as the case may be) adjusted by that day's pro-rata share of the most recent paydown gain or loss from the security;

      - Other debt obligations: Generally, interest is calculated by computing the yield to maturity of each debt obligation held based on the market value of the obligations (including current interest accrued) at the close of each day, dividing the result by 360 and multiplying the quotient by the market value of the obligation (including current accrued interest).

            For purposes of this calculation, it is assumed that each month contains 30 days.

      Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income, which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


For the 30-day period ended December 31, 2004:



                    PORTFOLIO                     YIELD
            ING VP Intermediate Bond               ( )


Average Annual Total Return

      Quotations of average annual total return for any Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio over a period of one, five and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the formula:

                               P (1 + T)(n) = ERV

Where:   P =     a hypothetical initial payment of $1,000
         T =     an average annual total return
         n =     the number of years
         ERV =   the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).

      All total return figures reflect the deduction of Portfolio expenses (an on annual basis), and assume that all dividends and distributions on shares are reinvested when paid.

      On July 16, 2001, the existing shares of the following eight series: ING VP Growth, ING VP Index Plus LargeCap, ING VP Index Plus MidCap, ING VP Index Plus SmallCap, ING VP International, ING VP Small Company, ING VP Global Science and Technology and ING VP Value Opportunity Portfolios were redesignated as Class I Shares and a new class of shares, Class S shares was introduced; of the new eight series introduced for Class S Shares, the following four Class S shares are offered to the public, ING VP Index Plus LargeCap, ING VP Index Plus MidCap, ING VP Index Plus SmallCap, and ING VP Value Opportunity Portfolios. On November 1, 2001, the existing shares of ING VP Strategic Allocation Growth, ING VP Strategic Allocation Balanced and ING VP Strategic Allocation Income Portfolios were redesignated as Class R Shares and a new class of shares, Class S, was introduced. On May 1, 2002 the existing shares of ING VP Balanced, ING VP Intermediate Bond, ING VP Growth and Income, and ING VP Money Market Portfolios were redesignated as Class R shares and a new class of shares, Class S, was introduced. Effective May 1, 2004, the Class R shares were redesignated as Class I shares.


      For periods prior to the Class S inception date, Class S performance is derived from the historical performance of Class I shares, adjusted to reflect the Class S shares' 0.25% Rule 12b-1 distribution fee. Performance information will be computed separately for each class. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


TOTAL RETURN QUOTATIONS AS OF DECEMBER 31, 2004



CLASS I



          PORTFOLIO NAME               1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION   INCEPTION DATE
------------------------------------   ------   -------   --------   ---------------   --------------
ING VP Strategic Allocation Growth                                                       07/05/95
ING VP Balanced                                                                             ---
ING VP Intermediate Bond                                                                    ---
ING VP Strategic Allocation Balanced                                                     07/05/95
ING VP Growth                                                                            12/13/96
ING VP Growth and Income                                                                    ---
ING VP Index Plus LargeCap                                                               09/16/96
ING VP Index Plus MidCap                                                                 12/16/97
ING VP Index Plus SmallCap                                                               12/19/97
ING VP International                                                                     12/22/97
ING VP Strategic Allocation Income                                                       07/05/95
ING VP Money Market                                                                         ---
ING VP Small Company                                                                     12/27/96
ING VP Global Science and Technology                                                     05/01/00
ING VP Value Opportunity                                                                 12/13/96



CLASS S

          PORTFOLIO NAME               1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION   INCEPTION DATE
------------------------------------   ------   -------   --------   ---------------   --------------
ING VP Strategic Allocation Growth                                                           N/A
ING VP Balanced                                                                           05/29/03
ING VP Intermediate Bond                                                                  05/03/02
ING VP Strategic Allocation Balanced                                                         N/A
ING VP Growth                                                                             11/01/01
ING VP Growth and Income                                                                  06/11/03
ING VP Index Plus LargeCap                                                                07/16/01
ING VP Index Plus MidCap                                                                  07/16/01
ING VP Index Plus SmallCap                                                                07/16/01
ING VP International                                                                      11/01/01
ING VP Strategic Allocation Income                                                           N/A
ING VP Money Market                                                                          N/A
ING VP Small Company                                                                      11/01/01
ING VP Global Science and Technology                                                      11/01/01
ING VP Value Opportunity                                                                  07/16/01


CLASS I (REVISED FOR CLASS S SHARES)(1)


          PORTFOLIO NAME               1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION   INCEPTION DATE
------------------------------------   ------   -------   --------   ---------------   --------------
ING VP Strategic Allocation Growth                                                        07/05/95
ING VP Balanced                                                                              ---
ING VP Intermediate Bond                                                                     ---
ING VP Strategic Allocation Balanced                                                      07/05/95
ING VP Growth                                                                             12/13/96
ING VP Growth and Income                                                                     ---
ING VP Index Plus LargeCap                                                                09/16/96
ING VP Index Plus MidCap                                                                  12/16/97
ING VP Index Plus SmallCap                                                                12/19/97
ING VP International                                                                      12/22/97
ING VP Strategic Allocation Income                                                        07/05/95
ING VP Money Market                                                                          ---
ING VP Small Company                                                                      12/27/96
ING VP Global Science and Technology                                                      05/01/00
ING VP Value Opportunity                                                                  12/13/96



(1) The performance for Class I shares is adjusted to reflect the Class S shares' 0.25% distribution fee.



ADV Class shares have not yet commenced operations as of the date of this statement of additional information.


      Performance information for a Portfolio may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Composite Stock Price Index, the Russell 2000 Index, the Russell 3000 Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government Bond Index, Merrill Lynch High Yield Index, Salomon Brothers Broad Investment Grade Bond Index, Dow Jones Industrial Average, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general;
(b) other groups of investment companies tracked by Morningstar or Lipper

Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Portfolio.

                              FINANCIAL STATEMENTS

      The Financial Statements and the independent auditors' reports thereon, appearing in each Portfolio's Annual Report for the period ending December 31, 2004, are incorporated by reference in this Statement. Each Portfolio's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A

                                    ING FUNDS



                     PROXY VOTING PROCEDURES AND GUIDELINES



I.    INTRODUCTION



The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.



II.   DELEGATION OF VOTING AUTHORITY



The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.



When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.



III.  APPROVAL AND REVIEW OF PROCEDURES



The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 3. The Board hereby approves such


-------------------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

procedures.



Any material changes to the Adviser's proxy voting procedures (the "Adviser Procedures") must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.



IV.   VOTING PROCEDURES AND GUIDELINES



The Guidelines that are set forth in EXHIBIT 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.



Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.



      A.    Routine Matters



      The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.



      B.    Matters Requiring Case-by-Case Consideration



      The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.



      Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.



      The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.



      The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a "Non-Vote").



            1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation



                  In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.



            2.    NON-VOTES: Votes in Which No Action is Taken



                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.



                  Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.



                  Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in Section IV.B. above and Section V. below.



            3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted



                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as
                  EXHIBIT 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.



                  If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist.



                  If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.



V.    CONFLICTS OF INTEREST



In any case in which there appears to be a conflict of interest with respect to the Agent's recommendation on a matter requiring case-by-case consideration, no action shall be taken on such matter (i.e., a "Non-Vote"). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote within Guidelines so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.



VI.   REPORTING AND RECORDING RETENTION



      A.    Reporting by the Funds
            Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.



      B.    Reporting to the Boards
            At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, (1) that was voted
            Out-of-Guidelines; and (2) for which the Proxy

            Group initially recommended a vote Out-of-Guidelines, but which was ultimately within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES



                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES



                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS



ISSUER: ________________
MEETING DATE: __________



1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal?
      EXPLANATION:

                                                                YES  NO
                                                                [ ]  [ ]



2. To your knowledge, (1) does any ING Entity have a material business relationship with the Issuer or (2) is any ING Entity actively seeking to have a material business relationship with the Issuer?
      EXPLANATION:

                                                                YES  NO
                                                                [ ]  [ ]



3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
      EXPLANATION:

                                                                YES  NO
                                                                [ ]  [ ]



4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
      EXPLANATION:

                                                                YES  NO
                                                                [ ]  [ ]



NAME:                                            DATE:



CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.



Definitions:



AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the issuer; (B) any company 5 % or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the issuer; (D) any officer, director, partner, copartner, or employee of the issuer; (E) if the issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the issuer is an unincorporated investment company not having a board of directors, the depositor thereof.



ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC., ING Funds Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.



ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control.



MATERIAL BUSINESS RELATIONSHIP means (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER.



** PLEASE RETURN TO ING FUNDS PROXY COORDINATOR AT 480-477-2786 OR PROXYCOORDINATOR@INGFUNDS.COM **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES



                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY



                             PROXY VOTING PROCEDURES



I.    INTRODUCTION



ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.



The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.



In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.



The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.



Unless otherwise noted, proxies will be voted in all instances.

II.   ROLES AND RESPONSIBILITIES



      A.    Proxy Coordinator



      The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).



      Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.



      Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.



      B.    Agent



      An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.



      The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee ("Committee").



      The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.



      Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.



      C.    Proxy Group



      The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.



      A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.



      A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.



      For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.



      If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.



      If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.



      The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.



      D.    Investment Professionals



      The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.



III.  VOTING PROCEDURES



      A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.



      B.    Routine Matters



      The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.    Matters Requiring Case-by-Case Consideration



The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.



Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.



The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.



      1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation



      In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.



      2.    NON-VOTES: Votes in Which No Action is Taken



      The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.



      Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.



      Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

      3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted



      If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.



      4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.



IV.   ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST



In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:



      A.    Assessment of the Agent



            The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.



            Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

      B.    Conflicts of Interest



            The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.



In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.



For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.



The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters AS to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.    REPORTING AND RECORD RETENTION



The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES



PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:



         NAME                             TITLE OR AFFILIATION
Stanley D. Vyner         Chief Investment Risk Officer and Executive Vice
                         President of ING Investments, LLC

Karla J. Bos             Proxy Coordinator for the ING Funds and Manager -
                         Special Projects, ING Funds Services, LLC

Maria Anderson           Vice President of Fund Compliance of ING Funds
                         Services, LLC

Michael J. Roland        Executive Vice President and Chief Financial Officer of
                         ING Investments, LLC; Vice President, ING Life
                         Insurance and Annuity Company; and Assistant Secretary,
                         Directed Services, Inc.

Todd Modic               Vice President of Financial Reporting - Fund
                         Accounting of ING Funds Services, LLC

Theresa K. Kelety, Esq.  Counsel, ING Americas US Legal Services



Effective as of April 21, 2004

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES



                    PROXY VOTING GUIDELINES OF THE ING FUNDS



I.    INTRODUCTION



The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").



Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.



The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.



II.   GUIDELINES



The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.



GENERAL POLICIES



It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving case-by-case consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.



Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to Case-by-Case proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.



Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.



The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.



Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.



                                  PROPOSAL                                               GUIDELINES
                                  --------                                             ---------------
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation.

Voting on director nominees in uncontested elections not subject to specific            Case-by-Case
policies described herein

Voting on director nominees in any cases in which application of the policies            Case-by-Case
described herein would result in withholding votes from the majority of independent outside directors

                                  PROPOSAL                                               GUIDELINES
                                  --------                                             ---------------
sitting on a board, or removal of such directors would negatively impact majority board independence

Votes from a nominee who, during both of the most recent two years, attended               Withhold
less than 75% of the board and committee meetings without a valid reason for the absences. Do not withhold votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Votes from a nominee who has failed to remove restrictive (dead-hand, slow-hand,           Withhold
no-hand) features from a poison pill only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee

Provided that a nominee served on the board during the relevant time period,               Withhold
votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.
However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally do not withhold votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

Votes from inside directors or affiliated outside directors who sit on the                 Withhold
Withhold audit committee

Votes from inside directors or affiliated outside directors who sit on the             Do Not Withhold
nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a case-by-case basis if the committee is majority insider-controlled.

Votes from inside directors or affiliated outside directors if the full board          Do Not Withhold
serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions
(e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect" or        Case-by-Case
other form of excessive executive

                                  PROPOSAL                                               GUIDELINES
                                  --------                                             ---------------
compensation practices, nominees who sit on the compensation committee, provided that such nominees served on the board during the relevant time period, but do not withhold votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Independent outside director nominees serving on the audit committee, but if                 For
total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote against auditor ratification if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence.

Inside director or affiliated outside director nominees in cases in which the            Case-by-Case
full board is not majority independent, excluding any non-voting director (e.g., director emeritus or advisory director) in calculations with respect to majority board independence

Nominees who sit on more than six public company boards                                 Case-by-Case

Proposals Regarding Board Composition or Board Service

      -     Shareholder proposals to impose new board structures or policies,              Against
            including those requiring that the positions of Chairman and CEO be held separately, except consider such proposals on a case-by-case basis if the board is not majority independent or pervasive corporate governance concerns have been identified.

      -     Shareholder proposals seeking more than a simple majority of                   Against
            independent directors

      -     Shareholder proposals asking that board compensation and/or                     Against
            nominating committees be composed exclusively of independent directors

      -     Shareholder proposals to limit the number of public company boards              Against
            on which a director may serve

      -     Shareholder proposals that seek to redefine director independence or            Against
            directors' specific roles (e.g., responsibilities of the lead director)

      -     Shareholder proposals requesting creation of additional board                   Against
            committees or offices, except as otherwise provided for herein

                                  PROPOSAL                                               GUIDELINES
                                  --------                                             ---------------
      -     Shareholder proposals that seek creation of an audit, compensation               For
            or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee)

      -     Shareholder proposals to limit the tenure of outside directors                 Against

      -     Shareholder proposals to impose a mandatory retirement age for                 Against
            Against outside directors, but generally do not vote against management proposals seeking to establish a retirement age for directors

Shareholder proposals requiring directors to own a minimum amount of company               Against
stock in order to qualify as a director or to remain on the board

Director and Officer Indemnification and Liability Protection                           Case-by-Case

      -     Limit or eliminate entirely directors' and officers' liability for             Against
            monetary damages for violating the duty of care

      -     Proposals that would expand coverage beyond just legal expenses to              Against
            acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

      -     Proposals providing such expanded coverage in cases when a                        For
            director's or officer's legal defense was unsuccessful if:

            (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

            (2)   Only if the director's legal expenses would be covered

PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

                                  PROPOSAL                                               GUIDELINES
                                  --------                                             ---------------
Voting for director nominees in contested elections                                     Case-by-Case

Reimburse proxy solicitation expenses                                                   Case-by-Case

AUDITORS

Management proposals to ratify auditors, except in cases of high non-audit                  For
fees

Non-Audit Services

      -     Approval of auditors when total non-audit fees exceed the total of          Case-by-Case
            audit fees, audit-related fees and tax compliance and preparation fees. Vote against management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote for shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote against.

Auditor Independence

      -     Shareholder proposals asking companies to prohibit their auditors            Case-by-Case
            from engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

      -     Shareholder proposals asking for mandatory audit firm rotation                 Against

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

      -     Proposals to classify                                                          Against

      -     Proposals to repeal classified boards and to elect all directors                 For
            annually

Shareholder Ability to Remove Directors

      -     Proposals that provide that directors may be removed only for cause            Against

      -     Proposals to restore shareholder ability to remove directors with or            For
            without cause

                                  PROPOSAL                                               GUIDELINES
                                  --------                                             ---------------
      -     Proposals that provide that only continuing directors may elect                Against
            replacement to fill board vacancies

      -     Proposals that permit shareholders to elect directors to fill board               For
            vacancies

Cumulative Voting

      -     Management proposals to eliminate cumulative voting, unless the                 For
            company maintains a classified board of directors

      -     Shareholder proposals to restore or permit cumulative voting, in                For
            cases in which the company maintains a classified board of directors

Shareholder Ability to Call Special Meetings

      -     Proposals to restrict or prohibit shareholder ability to call                  Against
            special meetings

      -     Proposals that remove restrictions on the right of shareholders to               For
            act independently of management

Shareholder Ability to Act by Written Consent

      -     Proposals to restrict or prohibit shareholder ability to take action           Against
            by written consent

      -     Proposals to allow or make easier shareholder action by written                  For
            consent

Shareholder Ability to Alter the Size of the Board

      -     Proposals that seek to fix the size of the board                             Case-by-Case

      -     Proposals that give management the ability to alter the size of the            Against
            board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

      -     Proposals that ask a company to submit its poison pill for                      For
            shareholder ratification, unless a policy has already been implemented by the company that should reasonably prevent abusive use of the pill

      -     Shareholder proposals to redeem a company's poison pill                     Case-by-Case


                                  PROPOSAL                                               GUIDELINES
                                  --------                                             ---------------
      -     Management proposals to ratify a poison pill                                Case-by-Case

Fair Price Provisions

      -     Proposals to adopt fair price provisions                                    Case-by-Case

      -     Fair price provisions with shareholder vote requirements greater              Against
            than a majority of disinterested shares

Greenmail

      -     Proposals to adopt antigreenmail charter or bylaw amendments or                 For
            otherwise restrict a company's ability to make greenmail payments

      -     Antigreenmail proposals when they are bundled with other charter or         Case-by-Case
            bylaw amendments

Pale Greenmail                                                                         Case-by-Case

Unequal Voting Rights

      -     Dual-class exchange offers                                                    Against

      -     Dual-class recapitalizations                                                  Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

      -     Management proposals to require a supermajority shareholder to                Against
            approve charter and bylaw amendments

      -     Shareholder proposals to lower supermajority shareholder vote                   For
            requirements for charter and bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

      -     Management proposals to require a supermajority shareholder vote to           Against
            approve mergers and other significant business combinations

      -     Shareholder proposals to lower supermajority shareholder vote                   For
            requirements for mergers and other significant business combinations

White Squire Replacements                                                                   For

                                   PROPOSAL                                               GUIDELINES
                                  -----------                                          ---------------
MISCELLANEOUS

Shareholder proposals to adopt confidential voting, use independent tabulators,            For
and use independent inspectors of election

Management proposals to adopt confidential voting                                          For

Open Access

      -     Shareholder proposals seeking open access to management's proxy             Case-by-Case
            material in order to nominate their own candidates to the board

Bundled or "Conditioned" Proxy Proposals                                                 Case-by-Case

Shareholder Advisory Committees                                                          Case-by-Case

Management proposals for Other Business, in connection with proxies of U.S.                  For
issuers

Proposals to lower quorum requirements for shareholder meetings below a majority        Case-by-Case
of the shares outstanding

CAPITAL STRUCTURE

Common Stock Authorization

      -     Proposals to increase the number of shares of common stock, taking          Case-by-Case
            into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest. Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds, will generally be utilized in evaluating such proposals.

            -     Proposals to authorize capital increases within the Agent's               For
                  allowable thresholds. Consider on a case-by-case basis those requests exceeding the Agent's threshold for proposals in
                  connection with which a contrary recommendation from the
                  Investment Professional(s) has been received and is to be
                  utilized.

            -     Proposals to authorize capital increases within the Agent's              For
                  allowable thresholds, unless the company states that the stock may be used as a takeover

                                   PROPOSAL                                               GUIDELINES
                                  -----------                                          ---------------
                  defense. In those cases, consider on a case-by-case basis if a contrary recommendation from the Investment Professional(s)
                  has been received and is to be utilized.

            -     Proposals to authorize capital increases exceeding the Agent's            For
                  thresholds when a company's shares are in danger of being
                  delisted or if a company's ability to continue to operate as a going concern is uncertain.

      -     Proposals to increase the number of authorized shares of the class             Against
            of stock that has superior voting rights in companies that have dual-class capitalization structures

      -     Shareholder proposals to eliminate dual class capital structures                For
            with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote against such proposals in cases in which the relevant Fund owns the class with superior voting rights.

Stock Distributions: Splits and Dividends

      -     Management proposals to increase common share authorization for a                For
            stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a case-by-case basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized

Reverse Stock Splits

      -     Management proposals to implement a reverse stock split when the                For
            number of shares authorized for issue is proportionately reduced

      -     Proposals to implement a reverse stock split that do not                    Case-by-Case
            proportionately reduce the number of shares of authorized for issue

Preferred Stock

      -     Proposals authorizing the creation of new classes of preferred stock          Against
            with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock)

                                   PROPOSAL                                               GUIDELINES
                                  -----------                                          ---------------
      -     Proposals to create blank check preferred stock in cases where the              For
            company expressly states that the stock will not be used as a takeover defense. Generally vote against in cases where the company expressly states that the stock may be used as a takeover defense.

      -     Proposals to authorize preferred stock in cases where the company              For
            specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

      -     Proposals to increase the number of blank check preferred shares            Case-by-Case
            after analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other                For
than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                                For

Shareholder Proposals that Seek Preemptive Rights or Management Proposals that          Case-by-Case
Seek to Eliminate Them

Debt Restructuring                                                                      Case-by-Case

Share Repurchase Programs                                                                   For

Management Proposals to Cancel Repurchased Shares                                           For

Tracking Stock                                                                          Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee benefit plans, unless otherwise         Case-by-Case
provided for herein, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap. Generally vote in accordance with the
Agent's recommendations for equity-based plans with costs within such cap and against those with costs in excess of it, but consider plans case-by-case if the
Agent raises other considerations with respect to the plan.

Management Proposals Seeking Approval to Reprice Options                                 Case-by-Case


                                   PROPOSAL                                               GUIDELINES
                                  -----------                                          ---------------
Management Proposals Seeking Approval of Compensation Plans that Permit                   Against
Repricing of Stock Options without Shareholder Approval

Director Compensation, with voting decisions generally based on the Agent's             Case-by-Case
approach as described above

Employee Stock Purchase Plans                                                           Case-by-Case

OBRA-Related Compensation Proposals

      -     Amendments that Place a Cap on Annual Grants or Amend Administrative           For
            Features

      -     Amendments to Add Performance-Based Goals                                       For

      -     Amendments to Increase Shares and Retain Tax Deductions Under OBRA          Case-by-Case

      -     Approval of Cash or Cash-and-Stock Bonus Plan                                   For

Shareholder Proposals Regarding Executive and Director Pay

      -     Proposals that seek disclosure of the remuneration of individuals              Against
            other than senior executives and directors

      -     Proposals that seek to impose new compensation structures or                   Against
            policies, unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein

Golden and Tin Parachutes

      -     Shareholder proposals to have golden and tin parachutes submitted               For
            for shareholder ratification, provided that such "parachutes"
            specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements

      -     Shareholder proposals to submit executive severance agreements that            Against
            do not specify change-in-control events, Supplemental Executive
            Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange

      -     All proposals to ratify or cancel golden or tin parachutes                  Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                                      For


                                   PROPOSAL                                               GUIDELINES
                                  -----------                                          ---------------
401(k) Employee Benefit Plans                                                              For

Shareholder proposals to expense stock options, unless company has already                 For
publicly committed to expensing options by a specific date

Shareholder proposals requiring mandatory periods for officers and directors to           Against
hold company stock

STATE OF INCORPORATION

Voting on State Takeover Statutes                                                       Case-by-Case

Voting on Reincorporation Proposals                                                     Case-by-Case

      -     Management reincorporation proposals upon which another key                     For
            proposal, such as a merger transaction, is contingent if the other key proposal is also supported

      -     Shareholder reincorporation proposals not also supported by the                Against
            company

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions                                                                Case-by-Case

Corporate Restructuring                                                                 Case-by-Case

Spinoffs                                                                                Case-by-Case

Asset Sales                                                                             Case-by-Case

Liquidations                                                                            Case-by-Case

Appraisal Rights                                                                           For

Changing Corporate Name                                                                    For

Adjournment of Meeting

      -     Proposals to adjourn a meeting when the primary proposal is also                For
            voted FOR

MUTUAL FUND PROXIES

Election of Directors                                                                  Case-by-Case

Converting Closed-end Fund to Open-end Fund                                            Case-by-Case

Proxy Contests                                                                         Case-by-Case

                                  PROPOSAL                                               GUIDELINES
                                  -----------                                          ---------------
Investment Advisory Agreements                                                          Case-by-Case

Approving New Classes or Series of Shares                                                  For

Preferred Stock Proposals                                                               Case-by-Case

1940 Act Policies                                                                       Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                        Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                               Case-by-Case

Name Rule Proposals                                                                     Case-by-Case

Disposition of Assets/Termination/Liquidation                                           Case-by-Case

Changes to the Charter Document                                                         Case-by-Case

Changing the Domicile of a Fund                                                         Case-by-Case

Change in Fund's Subclassification                                                      Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder                 For
Approval

Distribution Agreements                                                                 Case-by-Case

Master-Feeder Structure                                                                     For

Mergers                                                                                 Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                        Against

Reimburse Shareholder for Expenses Incurred                                             Case-by-Case

Terminate the Investment Advisor                                                        Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Unless otherwise specified herein. While a wide variety of factors may go into          Case-by-Case
each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.
Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Shareholder proposals seeking to dictate corporate conduct, apply existing law            Against
or release information that would not help a


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


                                  PROPOSAL                                               GUIDELINES
                                  -----------                                          ---------------
shareholder evaluate an investment in the corporation as an economic matter, absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein.

      - Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as:

            -     consumer and public safety

            -     environment and energy

            -     labor standards and human rights

            -     military business and political concerns

            -     workplace diversity and non-discrimination

            -     sustainability

            -     social issues

            -     vendor activities

            -     economic risk, or

            -     matters of science and engineering

GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals in cases in which the Agent recommends voting against such proposal             Against
because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate, unless otherwise provided for herein

Routine Management Proposals                                                               For

      -     The opening of the shareholder meeting                                         For

      -     That the meeting has been convened under local regulatory                      For
            requirements

      -     The presence of quorum                                                         For

      -     The agenda for the shareholder meeting                                         For

                                  PROPOSAL                                               GUIDELINES
                                  -----------                                          ---------------
      -     The election of the chair of the meeting                                       For

      -     The appointment of shareholders to co-sign the minutes of the                  For
            meeting

      -     Regulatory filings (e.g., to effect approved share issuances)                  For

      -     The designation of inspector or shareholder representative(s) of               For
            minutes of meeting

      -     The designation of two shareholders to approve and sign minutes of             For
             meeting

      -     The allowance of questions                                                     For

      -     The publication of minutes                                                     For

      -     The closing of the shareholder meeting For

      -     Other similar routine management proposals                                     For

Discharge of Management/Supervisory Board Members

      -     Management proposals seeking the discharge of management and                   For
            supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders

Director Elections

      -     Votes on director nominees not subject to policies described herein.        Case-by-Case
            Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of
            independence can be ascertained based on available disclosure.

      -     For issuers domiciled in Bermuda, Canada, Cayman Islands, British             Against
            Virgin Islands or other tax haven


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


                                  PROPOSAL                                                  GUIDELINES
                                  -----------                                          -------------------
            markets, non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee

      -     For issuers in all markets, including those in tax haven markets and             Against
            those in Japan that have adopted the U.S.-style
            board-with-committees structure, non-independent directors who sit on the audit committee unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a case-by-case basis.

      -     In tax haven markets, non-independent directors in cases in which          Do Not Vote Against
            the full board serves as the compensation committee, or the company does not have a compensation committee

      -     Non-independent directors who sit on the compensation or nominating        Do Not Vote Against
            committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange

      -     In cases in which committee membership is unclear, non-independent             Case-by-Case
            director nominees if no other issues have been raised in connection with his/her nomination

Independent Statutory Auditors

      -     With respect to Japanese companies that have not adopted the                      Against
            U.S.-style board-with-committees structure, any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote against all nominees.

Nominating Committee

      -     Proposals that permit non-board members to serve on the nominating               Against
            committee

                                  PROPOSAL                                              GUIDELINES
                                  -----------                                          ------------
Retirement Bonuses

With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors:

      -     Proposals if all payments are for directors and auditors who have            For
            served as executives of the company

      -     Proposals if one or more payments are for non-executive, affiliated          Against
            directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2)
            has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served

Stock Option Plans

      -     With respect to Japanese companies, proposals regarding option                Against
            grants to independent internal statutory auditors, following the
            Agent's guidelines

Shares Reserved for Issuance of Options or Employee Share-Purchase Plans

      -     Option plans, or the issuance of shares in connection with such              Against
            plans, that provide discounts to executives, are administered by potential grant recipients, or are markedly out of line with market practice

      -     Proposals in connection with option plans or the issuance of shares        Case-by-Case
            in connection with them in other instances

General Share Issuances

-        Proposals to issue shares (with or without preemptive rights) in                Against
         cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval

- Proposals in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution

                                    PROPOSAL                                            GUIDELINES
                                  -----------                                          ------------
Director Remuneration                                                                  Case-by-Case

      -     Proposals to approve the remuneration of directors as long as the             For
            amount is not excessive and there is no evidence of abuse

Approval of Financial Statements and Director and Auditor Reports

      -     Management proposals seeking approval of financial accounts and              For
            reports, unless there is concern about the company's financial accounts and reporting

Remuneration of Auditors

      -     Proposals to authorize the board to determine the remuneration of             For
            auditors, unless there is evidence of excessive compensation relative to the size and nature of the company

Indemnification of Auditors                                                              Against

Allocation of Income and Dividends

      -     Management proposals concerning allocation of income and the               Case-by-Case
            distribution of dividends

Stock (Scrip) Dividend Alternatives                                                        For

      -     Stock (scrip) dividend proposals that do not allow for a cash option         Against
            unless management demonstrates that the cash option is harmful to shareholder value

Debt Issuance Requests                                                                 Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

      -     Debt issuances for companies when the gearing level is between zero            For
            and 100 percent

      -     Proposals where the issuance of debt will result in the gearing            Case-by-Case
            level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

                                    PROPOSAL                                            GUIDELINES
                                  -----------                                          ------------
Financing Plans

      -     Adoption of financing plans if they are in the best economic                  For
            interests of shareholders

Related Party Transactions                                                             Case-by-Case

      -     Approval of such transactions unless the agreement requests a                 For
            strategic move outside the company's charter or contains unfavorable terms

Capitalization of Reserves

      -     Proposals to capitalize the company's reserves for bonus issues of              For
            shares or to increase the par value of shares

Amendments to Articles of Association                                                  Case-by-Case

      -     That are editorial in nature                                                   For

      -     Where shareholder rights are protected                                         For

      -     Where there is negligible or positive impact on shareholder value              For

      -     For which management provides adequate reasons for the amendments              For

      -     Which the company is required to do so by law (if applicable)                  For

      -     With respect to article amendments for Japanese companies:

            -     Management proposals to amend a company's articles to provide            For
                  for an expansion or reduction in the size of the board, unless the expansion/ reduction is clearly disproportionate to the growth/decrease in the scale of the business

            -     Management proposals regarding amendments to authorize share            Against
                  repurchases at the board's discretion, unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control
                  threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or
                  where this amendment is bundled with other amendments which are clearly

                                    PROPOSAL                                            GUIDELINES
                                  -----------                                          ------------
                  in shareholders' interest (generally following the Agent's guidelines)

Other Business

      -     Management proposals for Other Business in connection with global            Against
            proxies, voting in accordance with the Agent's market-specific recommendations

                          ING VARIABLE PORTFOLIOS, INC.
                                     PART C:
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) (1) Articles of Amendment and Restatement dated May 1, 2002 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (2) Articles Supplementary dated August 12, 2002 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (3) Articles Supplementary dated _____, (Issuance of Class ADV shares) - to be filed by subsequent Post-Effective Amendment.

     (4) Articles of Amendment dated February 17, 2004 (name change from ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio) - filed herein.

     (5) Articles of Amendment dated April 30, 2004 (redesignation of Class R shares to Class I shares) - filed herein.

(b) Amended and Restated Bylaws - Filed as an Exhibit to Post-Effective Amendment No. 14 to the Registrant's Form N-1A Registration Statement on April 26, 2001 and incorporated herein by reference.

(c) Instruments Defining Rights of Holders - Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

(d) (1) Amended Investment Management Agreement between the ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (i) Amended Schedule A to the Amended Investment Management Agreement between ING Variable Portfolios, Inc. and ING Investments, LLC - filed herein.

     (2) Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 18 to the Registrant's Form N-1A Registration Statement on April 19, 2002 and incorporated herein by reference.

          (i) First Amendment to the Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. effective as of July 29, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (ii) Amended Schedule to the Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. - filed herein.

     (3) Interim Sub-Advisory Agreement between ING Investments, LLC and BlackRock Advisors, Inc. dated January 1, 2004 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (4) Sub-Advisory Agreement between ING Investments, LLC and BlackRock Advisors, Inc. dated April 1, 2004 - filed herein.

     (5) Restated Expense Limitation Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated August 1, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (i) Amended Schedule A to the Restated Expense Limitation Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. - filed herein.

(e) Distribution Agreement between Aetna Variable Portfolios, Inc. and ING Pilgrim Securities, Inc. dated January 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 18 to the Registrant's Form N-1A Registration Statement on April 19, 2002 and incorporated herein by reference.

          (i) Amended Schedule of Approvals to the Distribution Agreement between ING Variable Portfolios, Inc. and ING Funds Distributor, LLC - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (ii) Substitution Agreement to Distribution Agreement between Aetna Variable Portfolios, Inc. and ING Pilgrim Securities, Inc. dated October 8, 2002 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(f) Directors' Deferred Compensation Plan effective September 24, 1997 - Filed as an Exhibit to Post-Effective Amendment No. 3 to the Registrant's Form N-1A Registration Statement on February 26, 1998 and incorporated herein by reference.

(g) (1) Custody Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (i) Amended Exhibit A to the Custody Agreement with The Bank of New York dated as of February 1, 2004 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (ii) Amended Exhibit A to the Custody Agreement with The Bank of New York dated as of October 25, 2004 - filed herein.

     (2) Foreign Custody Manager Agreement with the Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (i) Amended Exhibit A to the Foreign Custody Manager Agreement with the Bank of New York dated as of February 1, 2004 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (ii) Amended Exhibit A to the Foreign Custody Manager Agreement with The Bank of New York dated as of October 25, 2004 - filed herein.

          (iii) Amended Schedule 2 to the Foreign Custody Manager Agreement with the Bank of New York dated as of June 6, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (3) Securities Lending Agreement and Guaranty with The Bank of New York dated August 7, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N- 1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (i) Amended Exhibit A to the Securities Lending Agreement and Guaranty with The Bank of New York dated as of February 1, 2004 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(h) (1) Administration Agreement between ING Funds Services, LLC and Aetna Variable Portfolios, Inc. dated April 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 18 to the Registrant's Form N-1A Registration Statement on April 19, 2002 and incorporated herein by reference.

          (i) Amended Schedule A to the Administration Agreement between ING Variable Portfolios, Inc. and ING Funds Services, LLC - filed herein.

     (2) License Agreement between Aetna Services, Inc. and Aetna Variable Portfolios, Inc. dated June 19, 1996 - Filed as an Exhibit to Post-Effective Amendment No. 1 to the Registrant's Form N-1A Registration Statement on March 7, 1997 and incorporated herein by reference.

     (3) Fund Accounting Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (i) Amended Exhibit A to the Fund Accounting Agreement with The Bank of New York dated as of February 1, 2004 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (ii) Amended Exhibit A to the Fund Accounting Agreement with The Bank of New York dated as of October 25, 2004 - filed herein.

     (4) Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (5) Agency Agreement with DST Systems, Inc. dated July 7, 2001 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (6) Participation Agreement between ING Variable Portfolios, Inc., Connecticut Life Insurance Company and ING Funds Distributor, Inc. dated August 15, 2002 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (7) Participation Agreement between ING Variable Portfolios, Inc., ReliaStar Life Insurance Company and ING Funds Distributor, Inc. dated May 1, 2002 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (i) Amendment to Participation Agreement between ING Variable Portfolios, Inc., ReliaStar Life Insurance Company and ING Funds Distributor, Inc. executed October 15, 2002 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (ii) Amendment to Participation Agreement between ING Variable Portfolios, Inc., ReliaStar Life Insurance Company and ING Funds Distributor, Inc. executed September 22, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (8) Participation Agreement between ING Variable Portfolios, Inc., ReliaStar Life Insurance Company of New York and ING Funds Distributor, Inc. dated May 1, 2002 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (9) Participation Agreement between ING Variable Portfolios, Inc., Security Life of Denver Insurance Company and ING Funds Distributor, Inc. dated May 1, 2001 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (10) Participation Agreement between ING Variable Portfolios, Inc., Southland Life Insurance Company and ING Funds Distributor, Inc. dated May 1, 2001 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (11) Fund Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. dated May 1, 1998 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (i) Amendment No. 1 to Fund Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed May 1, 2000 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (ii) Amendment No. 2 to Fund Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed June 26, 2001 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (12) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. dated May 1, 1998 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (i) Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed November 9, 1998 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (ii) Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed June 1, 1999 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (iii) Second Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed December 31, 1999 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (iv) Third Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation

               Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed February 11, 2000 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (v) Fourth Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed May 1, 2000 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (vi) Fifth Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed February 27, 2001 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

          (vii) Sixth Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed June 19, 2001 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (13) Fund Participation Agreement between Golden American Life Insurance Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. dated July 16, 2001 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i) Opinion and consent of counsel regarding the legality of the securities being registered with regard to Adviser Class shares - to be filed by subsequent Post-Effective Amendment.

(j) (1) Consent of Goodwin Procter LLP - to be filed by subsequent Post-Effective Amendment.

     (2) Consent of KPMG, LLP - to be filed by subsequent Post-Effective Amendment.

(k)  N/A

(l) Agreement re: Initial Contribution to Working Capital for Value VP, Growth VP, Large Cap VP, MidCap VP, SmallCap VP and International VP and Small Company VP - Filed as an Exhibit to Post-Effective Amendment No. 1 to the Registrant's Form N-1A Registration Statement on March 7, 1997 and incorporated herein by reference.

(m)  (1)  Restated Distribution Plan for Class S shares effective March 24, 2004
          - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (2) Shareholder Service and Distribution Plan for Class A shares effective May 2, 2005 - to be filed by subsequent Post-Effective Amendment.

(n) Amended and restated Multi-Class Plan pursuant to Rule 18f-3 for ING Variable Portfolios, Inc., effective May 2, 2005 - to be filed by subsequent Post-Effective Amendment.

(o)  N/A

(p) (1) ING Funds and Advisers Code of Ethics effective May 1, 2004 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (2) Aeltus Investment Management, Inc. Code of Ethics dated September 3, 2002 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

     (3) BlackRock Advisors, Inc. Code of Ethics - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     ING Variable Portfolios, Inc. is a Maryland corporation for which separate financial statements are filed. As of March 31, 2005, ING Life Insurance and Annuity Company (ILIAC), and its affiliates, had the following interest in the portfolios of ING Variable Portfolios, Inc., through direct ownership or through one of ILIAC's separate accounts:

                                     % ILIAC
                                     -------
Portfolio                                        Class I   Class S
---------                                        -------   -------
ING VP Growth Portfolio                           ____%     ____%
ING VP International Equity Portfolio             ____%     ____%
ING VP Small Company Portfolio                    ____%     ____%
ING VP Value Opportunity Portfolio                ____%     ____%
ING VP Global Science and Technology Portfolio    ____%     ____%
ING VP Index Plus Large Cap Portfolio             ____%     ____%
ING VP Index Plus Mid Cap Portfolio               ____%     ____%
ING VP Index Plus Small Cap Portfolio             ____%     ____%

     ILIAC is an indirect wholly owned subsidiary of ING Groep N.V.

     A list of all persons directly or indirectly under common control with ING Variable Portfolios, Inc. is incorporated herein by reference to Item 26 of the Post-Effective Amendment No. 18 to the

Registration Statement on Form N-4 (File No. 33-81216), as filed with the Securities and Exchange Commission on April 9, 2001.

ITEM 25. INDEMNIFICATION

     Article 10, Section (iv) of ING Variable Portfolios, Inc.'s Articles of Incorporation, as amended, provides the following:

     (iv) Indemnification. The Corporation shall indemnify its officers, Directors, employees and agents, and any person who serves at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

     (a) Every person who is or has been a Director, officer, employee or agent of the Corporation, and persons who serve at the Corporation's request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise by virtue of his being or having been a Director, officer, employee or agent of the Corporation or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation, and against amounts paid or incurred by him in the settlement thereof.

     (b) The words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (c) No indemnification shall be provided hereunder to a Director, officer, employee or agent against any liability to the Corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     (d) The rights of indemnification provided herein may be insured against by policies maintained by the Corporation, shall be several, shall not affect any other rights to which any Director, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Director, officer, employee, or agent, and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (e) In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in subparagraph (f) of this paragraph
     (iv), unless in the absence of such a decision, a reasonable determination based upon a factual review has been made:

          (1) by a majority vote of a quorum of non-party Directors who are not "interested" persons of the Corporation (as defined in the 1940 Act), or

          (2) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

     (f) The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Director or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions:

          (1) the indemnity provides security for his undertaking, (2) the Corporation is insured against losses arising by reason of any lawful advances or (3) a majority of a quorum of non-party Directors who are not "interested" persons or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnity will be entitled to indemnification.

     (g) Neither the amendment nor repeal of this paragraph (iv) of Article 9, nor the adoption of any amendment of any other provision of the Charter or Bylaws of the Corporation inconsistent with this paragraph (iv) of Article 10 shall apply to or affect in any respect the applicability of the preceding provisions with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

     In addition, ING Variable Portfolios, Inc.'s officers and Directors are currently covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2005.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to Directors, officers and controlling persons of ING Variable Portfolios, Inc. pursuant to the foregoing provisions or otherwise, ING Variable Portfolios, Inc. has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by ING Variable Portfolios, Inc. of expenses incurred or paid by a Trustee, officer or controlling person of ING Variable Portfolios, Inc. in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the shares being registered, ING Variable Portfolios, Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF ADVISER

     Information as to the directors and officers of ING Investments, LLC (formerly, ING Pilgrim Investments, LLC), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

     Information as to the directors and officers of Aeltus Investment Management, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Aeltus in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-9046) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

     Information as to the directors and officers of BlackRock Advisors, Inc., Sub-Adviser to ING VP Global Science and Technology Portfolio, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of BlackRock Advisors, Inc. in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-47710) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER

     (a) ING Funds Distributor, LLC is the principal underwriter for ING Mutual Funds; ING Mayflower Trust; ING Funds Trust; ING Equity Trust; ING Investment Funds, Inc.; ING Prime Rate Trust; ING Senior Income Fund; ING Series Fund, Inc.; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; ING Variable Insurance Trust; USLICO Series Fund; ING VP Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Strategic Allocation Portfolios, Inc. and ING GET Fund.

     (b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of (a) ING Variable Portfolios, Inc., (b) the Investment Adviser, (c) the Distributor, (d) the Custodian, (e) the Transfer Agent, (f) each Sub-Adviser. The address of each is as follows:

     (a)  ING Variable Portfolios, Inc.
          7337 East Doubletree Ranch Rd.
          Scottsdale, AZ 85258

     (b)  ING Investments, LLC
          7337 East Doubletree Ranch Rd.
          Scottsdale, AZ 85258

     (c)  ING Funds Distributor, LLC
          7337 East Doubletree Ranch Rd.
          Scottsdale, AZ 85258

     (d)  The Bank of New York
          100 Church Street, 10th Floor
          New York, NY 10286

     (e)  DST Systems, Inc.
          P.O. Box 419386
          Kansas City, MO 64141

     (f)  (1)  ING Investment Management Co.
               230 Park Avenue
               New York, New York 10169

          (2)  BlackRock Advisors, Inc.
               100 Bellevue Parkway
               Wilmington, DE 19809

ITEM 29. MANAGEMENT SERVICES

     Not Applicable.

ITEM 30. UNDERTAKINGS

     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 11th day of February, 2005.

                                                   ING VARIABLE PORTFOLIOS, INC.


                                                       By: /s/ Theresa K. Kelety
                                                           ---------------------
                                                           Theresa K. Kelety
                                                           Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        SIGNATURE                       TITLE                      DATE
        ---------                       -----                      ----


-------------------------   President and Director             February 11, 2005
J. Scott Fox*               (Principal Executive Officer)


-------------------------   President, Chief Executive         February 11, 2005
James M. Hennessy*          Officer and Chief Operating
                            Officer


-------------------------   Senior Vice President and          February 11, 2005
Michael J. Roland*          Principal Financial Officer


-------------------------   Director                           February 11, 2005
Albert E. DePrince Jr.*


-------------------------   Director                           February 11, 2005
Maria T. Fighetti*


-------------------------   Director                           February 11, 2005
Sidney Koch*


-------------------------   Director                           February 11, 2005
Corine T. Norgaard*


-------------------------   Director                           February 11, 2005
Thomas J. McInerney*


-------------------------   Director                           February 11, 2005
Joseph E. Obermeyer*


-------------------------   Director                           February 11, 2005
Edward O'Dell*


*By: /s/ Theresa K. Kelety
     ------------------------------
         Theresa K. Kelety
         Attorney-in-Fact**

** Powers of attorney for J. Scott Fox, James M. Hennessy, Michael J. Roland and each Director were previously filed as attachments to Post-Effective Amendment No. 21 to the Registrant's Form N-1A Registration Statement on February 20, 2004, and are incorporated herein by reference.

                                  EXHIBIT INDEX


EXHIBIT NUMBER                         EXHIBIT DESCRIPTION
--------------                         -------------------
    (a)(4)       Articles of Amendment dated February 17, 2004 (name change from
                 ING VP Technology Portfolio to ING VP Global Science and
                 Technology Portfolio)

    (a)(5)       Articles of Amendment dated April 30, 2004.

  (d)(1)(i)      Amended Schedule A to the Amended Investment Management
                 Agreement between ING Variable Portfolios, Inc. and ING
                 Investments, LLC

  (d)(2)(ii)     Amended Schedule to the Sub-Advisory Agreement between ING
                 Investments, LLC and Aeltus Investment Management, Inc.

    (d)(4)       Sub-Advisory Agreement between ING Investments, LLC and
                 BlackRock Advisors, Inc. dated April 1, 2004

  (d)(5)(i) Amended Schedule A to the Restated Expense Limitation Agreement between ING Investments, LLC and ING Variable Portfolios, Inc.

  (g)(1)(ii)     Amended Exhibit A to the Custody Agreement with The Bank of New
                 York dated as of October 25, 2004

  (g)(2)(ii)     Amended Exhibit A to the Foreign Custody Manager Agreement with
                 The Bank of New York dated as of October 25, 2004

  (h)(1)(i)      Amended Schedule A to the Administration Agreement between ING
                 Variable Portfolios, Inc. and ING Funds Services, LLC

  (h)(3)(ii)     Amended Exhibit A to the Fund Accounting Agreement with The
                 Bank of New York dated as of October 25, 2004